UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2010 – January 31, 2011

Item 1: Reports to Shareholders

Vanguard U.S. Government Bond Funds
Annual Report

January 31, 2011

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

> For the 2011 fiscal year, returns for the Vanguard U.S. Government Bond Funds ranged from about 2% for the Short-Term Treasury Fund to about 6% for the GNMA Fund.

> The funds turned in mixed results when compared with the average returns of peer funds and, with the exception of the GNMA Fund, trailed their respective index benchmarks.

> Intermediate- and longer-term Treasury yields slid sharply for much of the year to generational lows and then reversed course.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	11
Short-Term Treasury Fund.	16
Short-Term Federal Fund.	31
Intermediate-Term Treasury Fund.	47
GNMA Fund.	62
Long-Term Treasury Fund.	77
About Your Fund’s Expenses.	93
Glossary.	96

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.54%	1.09%	0.83%	1.92%
Admiral™ Shares	0.66	1.22	0.83	2.05
Barclays Capital U.S. 1–5 Year Treasury Bond
Index				2.94
Short-Term U.S. Treasury Funds Average				1.60
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard Short-Term Federal Fund
Investor Shares	0.92%	1.53%	0.97%	2.50%
Admiral™ Shares	1.04	1.65	0.97	2.62
Barclays Capital U.S. 1–5 Year Government Bond
Index				2.84
1–5 Year Government Funds Average				2.95
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.98%	2.70%	2.89%	5.59%
Admiral™ Shares	2.10	2.83	2.89	5.72
Barclays Capital U.S. 5–10 Year Treasury Bond
Index				6.69
General U.S. Treasury Funds Average				4.79
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard GNMA Fund
Investor Shares	3.27%	3.42%	2.29%	5.71%
Admiral™ Shares	3.39	3.55	2.29	5.84
Barclays Capital U.S. GNMA Bond Index				5.33
GNMA Funds Average				4.89
GNMA Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	4.09%	4.03%	-0.45%	3.58%
Admiral™ Shares	4.21	4.16	-0.45	3.71
Barclays Capital U.S. Long Treasury Bond Index				4.29
General U.S. Treasury Funds Average				4.79
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance

January 31, 2010 , Through January 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.81	$10.70	$0.116	$0.199
Admiral Shares	10.81	10.70	0.129	0.199
Vanguard Short-Term Federal Fund
Investor Shares	$10.81	$10.77	$0.163	$0.144
Admiral Shares	10.81	10.77	0.176	0.144
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.28	$11.34	$0.299	$0.263
Admiral Shares	11.28	11.34	0.313	0.263
Vanguard GNMA Fund
Investor Shares	$10.76	$10.73	$0.359	$0.275
Admiral Shares	10.76	10.73	0.372	0.275
Vanguard Long-Term Treasury Fund
Investor Shares	$11.15	$10.77	$0.462	$0.334
Admiral Shares	11.15	10.77	0.476	0.334

Chairman’s Letter

Dear Shareholder,

The Vanguard U.S. Government Bond Funds posted returns that ranged from about 2% to 6% for the 12 months ended January 31, 2011, as Treasury yields declined sharply for much of the year and then began to bounce back. The ups and downs in yields were a gauge of investor concerns: possible European debt defaults, fears of a double-dip recession, and deflation (on the way down), then economic growth leading to inflation (on the way up).

As a result, by fiscal year-end, the 30-day SEC yields for the Short-Term Treasury, Short-Term Federal, and Intermediate-Term Treasury Funds were lower than year-earlier levels, while the Long-Term Treasury Fund’s yield was essentially unchanged. The yield of the GNMA Fund increased, which was a reflection of its advisor’s strategy in the mortgage-backed securities market.

Please note that Vanguard has broadened the availability of our lower-cost Admiral Shares. We have reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000 as part of our ongoing efforts to lower the cost of investing for all of our clients.

A strong start a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook pushed interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the

Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns in the year ended January 31, 2011, with much of the strength

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

CPI
Consumer Price Index	1.63%	1.42%	2.12%

materializing in the second half of the year. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

Yields during the year took a roller-coaster ride
For most of the fiscal year, the yields of intermediate- and longer-term Treasury bonds declined while short-term yields remained low. The earlier part of the slide reflected investors’ concern over potential defaults by some financially stretched European nations. This later gave way to worries about a reversion to a recession economy and the accompanying possibility of deflation. Stronger economic reports, the extension of federal tax cuts, and the growing certainty that the Federal Reserve

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.22%	0.12%	0.48%
Short-Term Federal Fund	0.22	0.12	0.86
Intermediate-Term Treasury Fund	0.25	0.12	0.61
GNMA Fund	0.23	0.13	0.98
Long-Term Treasury Fund	0.25	0.12	0.61

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, 1–5 Year Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

would carry out a new stimulus program by buying a massive amount of long-term Treasury bonds sent yields higher as investors then focused on the possibility of inflation.

The lowest returns for the year came from the Short-Term Treasury Fund and the Short-Term Federal Fund, which returned 1.92% and 2.50%, respectively, for the Investor Shares. These funds continue to be affected by the Fed’s stimulus policy of keeping short-term interest rates low.

Returns for the Long-Term Treasury Fund were in the middle of the pack. The longer the maturity of a bond, the more responsive its price tends to be to inflationary expectations. As the possibility of a longer-term rise in prices began to push

Total Returns
Ten Years Ended January 31, 2011
Average
Annual Return
Short-Term Treasury Fund Investor Shares	4.20%
Barclays Capital U.S. 1–5 Year Treasury Bond Index	4.40
Short-Term U.S. Treasury Funds Average	3.53
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Short-Term Federal Fund Investor Shares	4.44%
Barclays Capital U.S. 1–5 Year Government Bond Index	4.48
1–5 Year Government Funds Average	3.73
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Intermediate-Term Treasury Fund Investor Shares	5.97%
Barclays Capital U.S. 5–10 Year Treasury Bond Index	6.07
General U.S. Treasury Funds Average	5.23
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
GNMA Fund Investor Shares	5.66%
Barclays Capital U.S. GNMA Bond Index	5.69
GNMA Funds Average	5.04
GNMA Funds Average: Derived from data provided by Lipper Inc.
Long-Term Treasury Fund Investor Shares	6.13%
Barclays Capital U.S. Long Treasury Bond Index	6.32
General U.S. Treasury Funds Average	5.23
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

yields higher and prices lower, the Long-Term Treasury Fund’s capital return turned slightly negative. However, this was more than offset by the interest income from its bond holdings, which helped the fund’s Investor Shares return 3.58% for the year.

Vanguard Intermediate-Term Treasury Fund and Vanguard GNMA Fund posted the highest returns, 5.59% and 5.71%, respectively, for the Investor Shares, but their performances were driven by different factors. The Intermediate-Term Treasury Fund produced a positive capital return, as the prices of its holdings increased and its yield declined.

The yield of the GNMA Fund ended the year significantly higher, rising to 3.27% from 2.53% for Investor Shares. Rather than big changes in market interest rates, this increase reflected the advisor’s decision to reduce the fund’s exposure to non-income-producing TBA (to be announced) mortgage-backed securities (MBS) and to increase its holdings of immediate-income-producing MBS.

TBA securities represent an agreement to buy MBS 30 to 180 days in the future. They produce a total return as securities purchased at a discount increase in value.

The GNMA Fund also continued to benefit from the “barbell” strategy its advisor adopted in response to an earlier major Federal Reserve initiative in which the

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2010	2011
Short-Term Treasury	0.90%	0.54%
Short-Term Federal	1.42	0.92
Intermediate-Term Treasury	2.65	1.98
GNMA	2.53	3.27
Long-Term Treasury	4.13	4.09

central bank purchased large amounts of MBS to stabilize the housing market and lower mortgage rates. The advisor’s strategy called for underweighting securities with coupon interest payments in the 5.0%–5.5% range, which the Fed had targeted and the advisor concluded were overvalued. At the same time, the fund overweighted lower-coupon and higher-coupon securities on either side of that range. Successful execution of these strategies helped the fund outperform its benchmark index.

However, the results of the three Treasury funds and the Short-Term Federal Fund lagged those of their indexes, in part because of the funds’ lower-than-benchmark “duration.” As part of their strategy, the advisors set each fund’s duration—a measure of bond price sensitivity to interest rate changes—based on the outlook for interest rates. A shorter duration is generally a more conservative stance: When interest rates rise, a shorter-duration fund typically would experience smaller price declines.

Please note: Given the nature of the mortgage-backed securities held in the GNMA Fund, the duration calculation must consider mortgage prepayments. The 4.8 years average duration shown for the Barclays GNMA Index on page 62 is calculated based on prepayment expectations, while the 2.7 years shown for the GNMA Fund is calculated by the advisor using actual, observed interest rate sensitivity—which the advisor believes is more reliable. If the method used for the index is applied to the fund, the fund’s reported duration would be only slightly shorter than that of the index.

A long-term look at performance highlights low costs and high skill
The Vanguard U.S. Government Bond Funds have two advisors, Vanguard Fixed Income Group and Wellington Management Company, llp. As you can see from the ten-year look at performance on page 7, the advisors’ strategies have paid off over the long term.

The Vanguard funds have kept pace with their index benchmarks, even though funds incur real-life operating costs. By contrast, because they are theoretical, benchmarks incur no costs.

Fortunately for Vanguard shareholders, our funds’ expense ratios are among the lowest in the industry. As the table shows, this has helped the Vanguard funds to outpace the average returns of their peers. But the margin of outperformance clearly also reflects the high level of prudence and skill the advisors have brought to the table.

Diversification can help you cope with what lies around the corner
The volatility of yields during the U.S. Government Bond Funds’ 2011 fiscal year showed once again the difficulty of knowing for sure what lies ahead in the financial markets. Regardless of the anticipated future direction of interest rates, we encourage you to diversify your bond holdings in keeping with the investment objectives and principles you consider in managing all of your assets.

Given the current level of interest rates, it seems reasonable to assume that the next move will be up, but a rise in rates is by no means preordained. Vanguard research suggests that greater uncertainty about the outlook for economic growth, inflation, and rates supports more fixed income diversification, not less.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 8, 2011

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; and the Short-Term Federal Fund

For the fiscal year ended January 31, 2011, returns for the Vanguard Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 1.92% for the Investor Shares of the Short-Term Treasury Fund to 5.72% for the Admiral Shares of the Intermediate-Term Treasury Fund.

All of the funds trailed their benchmark indexes. The Short-Term Federal and Long-Term Treasury Funds also lagged the average returns of their peer groups, while the Short- and Intermediate-Term Treasury Funds outpaced the average returns of their peers.

The investment environment and management

For the Treasury funds
Early in the period, the spread between yields for 2- and 30-year U.S. Treasuries continued to widen, reaching 385 basis points in mid-February. But when economic conditions slowly started to improve, leading economists to predict a self-sustaining recovery, the spread between 2- and 30-year bonds began to narrow.

Amid improving conditions, we prepared for an eventual change in monetary policy by taking a modest short-duration position, reducing the funds’ sensitivity to rising rates. In the Short-Term Treasury Fund, we lowered our exposure to 2- and 3-year

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2010	2011
2 years	0.83%	0.57%
3 years	1.37	0.96
5 years	2.35	1.96
10 years	3.61	3.38
30 years	4.51	4.57
Source: Vanguard.

Treasuries, which are more sensitive to monetary policy changes. We also underweighted 3-year Treasuries in the Intermediate-Term Treasury Fund. (The duration changes during the year also applied to the Short-Term Federal Fund.)

An early sign that the self-sustaining recovery was at risk came in May, when the European sovereign debt crisis hit. Treasury prices rose and yields declined as investors sought safety. (Bond prices and yields move opposite one another.) In the second calendar-quarter of 2010, the rally in 10-year Treasuries drove yields down by 88 basis points, from 3.83% to 2.95%. Two-year Treasury yields declined from 1.02% to 0.62%.

Economic conditions subsequently eroded more broadly, and the market’s focus shifted to the risk of a double-dip recession. Members of the Federal Reserve Board debated the effectiveness of purchasing more Treasuries to help stimulate an economy that some feared was at risk. We used this opportunity to extend the duration of the funds, to take advantage of declining rates. Anticipating that the Federal Reserve would favor the intermediate portion of the yield curve if it purchased securities, we modestly increased our exposure to 5-year Treasuries in the Short- and Intermediate-Term Treasury Funds. The Long-Term Treasury Fund remained concentrated in the 15-20 year sector.

The portfolios initially benefited from our positioning. However, in November, bond yields shifted course and began a steep and strong rise, driven by profit-taking after the Fed announced its decision to purchase $600 billion in Treasury securities. The sell-off—especially in longer-maturity bonds—extended into December, supported by stronger economic data and the extension of the Bush-era tax cuts.

Once again, economists believe we have entered a period of self-sustaining recovery. Economic conditions are showing signs of improvement, spurred on by the rebound in stocks and expectations of sustainable growth. The funds are positioned for an eventual increase in rates.

For the Short-Term Federal Fund
The mainstay investments of the Short-Term Federal Fund are bonds issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank. (The fund also invests in government mortgage-backed securities and U.S. Treasuries.) Since September 7, 2008, Fannie Mae and Freddie Mac have been operating under a federal conservatorship. Over time, investors have become more comfortable with the government’s commitment and the strength of the financial backstop. They have accepted lower spreads on Fannie and Freddie debt versus Treasuries, and liquidity has generally returned to pre-conservatorship normalcy.

Shortly after the fiscal year ended, the White House released a much-anticipated report on the future of the housing market and the role of Fannie and Freddie or their successor in it. The report is likely to ignite debate for some time to come; however, meaningful reform will take considerable time.

Under a Senior Preferred Stock Purchase Agreement in place between the U.S. Treasury and both Fannie Mae and Freddie Mac, the federal government continues to inject capital into the two companies. Because the agreement is set to expire at the end of 2012, some investors have been positioning their portfolios with debt that matures prior to that date. We believe, however, that other sources of federal support that will extend beyond that date will prove to be more than adequate. Therefore, we have taken advantage of buying opportunities to position the fund toward the longer end of the yield curve—beyond the expiration of the agreement—where spreads have been somewhat more generous.

As we previously reported, during the fiscal year the fund’s investment strategy was broadened (although not essentially changed) to include debt guaranteed, even if not issued, by governmental entities. This allowed us to invest in certain private-sector securities, such as bonds issued by Citigroup, issued under the federal Temporary Liquidity Guarantee Program. These securities, which equaled about 2.4% of the portfolio as of January 31, have performed quite nicely.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

February 16, 2011

For the GNMA Fund
For the 12 months ended January 31, Vanguard GNMA Fund returned 5.71% for Investor Shares and 5.84% for Admiral Shares. The fund outpaced both the return of its benchmark index and the average return of peer-group funds.

The investment environment
The year started with markets on edge over rising sovereign risks, which threatened the prospect of a broader global economic recovery. Even the European Union/International Monetary Fund bailout for Greece failed to quell market fears over the fiscal health of other European countries.

Regulatory uncertainty also weighed on the markets during this time, as lawmakers in the United States approved one of the most significant increases in the regulation of U.S. banks. Treasury yields dropped meaningfully throughout the first half of the period as sovereign issues, regulatory uncertainty, and, most important, weak U.S. economic growth fueled a flight to safety in government bonds. GNMAs, which possess full government backing as to the timely principal and interest payment of the securities’ underlying pool of homeowner mortgages, helped the mortgage-backed security (MBS) sector achieve strong price gains over the period as investors worried about the fate of Fannie Mae and Freddie Mac. The Federal Reserve’s agency MBS purchase program, which ended in March, also provided some support to the mortgages sector early in the year.

The second half of the year was marked by an increasingly positive tone in the markets, which was further bolstered by the prospect of the Fed’s program of Treasury purchases (later called Quantitative Easing 2). The next European bailout package—this time for Ireland—and stronger U.S. economic data also helped reinforce expectations of a lasting domestic recovery. Investor risk-aversion began to subside, reducing demand for the perceived safety of Treasuries, and Treasury yields rose. GNMAs, and MBS more generally, lost some ground in response to investors’ growing appetite for risk.

With Treasury and mortgage rates at historical lows, prepayment risk was a prevailing concern among market participants during the year. However, reduced availability of mortgage credit for all but the most pristine borrowers kept refinancing activity at bay, and security selection was supportive of returns. While this was a positive for investors, it certainly did not help the economic cycle, as more widely available mortgage finance would support U.S. economic growth.

Fund successes
The fund continued to generate a favorable return versus alternative shorter-term investment vehicles while neither substantially increasing risk nor compromising liquidity. The fund’s security selection was the largest contributor to returns, as we continued to focus on those securities that are least likely to refinance. We were able to adjust holdings as market opportunities arose.

Fund shortfalls
Our generally defensive stance in duration hurt the fund’s performance after the sovereign debt crisis peaked and yields fell dramatically.

Fund positioning
As we head deeper into 2011, we believe that more of the bond market’s returns will be driven by income rather than capital appreciation, which was the past year’s story. Although their yield advantage over Treasuries has compressed from the widest levels, GNMAs still offer a compelling opportunity.

Prepayment risk has also dropped significantly given the recent rise in prevailing mortgage rates, especially for higher-quality borrowers.

Meanwhile, lower-quality issues remain less sensitive to prepayments because the underlying borrowers have lower credit scores and higher loan-to-value ratios, which makes it difficult for them to refinance. For these reasons, we believe the sector will continue to be attractive to investors seeking high-quality assets with excellent liquidity.

We continue to favor issues with higher coupons, a group in which prepayments are expected to remain muted. We are also avoiding coupons of issues that we feel are most vulnerable to heightened prepayment risk because the underlying borrowers are able to refinance in the current market.

Michael F. Garrett
Senior Vice President,

Fixed Income Portfolio Manager

Wellington Management Company, llp

February 16, 2011

Short-Term Treasury Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	0.54%	0.66%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	44	102	7,999
Yield to Maturity
(before expenses)	0.7%	0.9%	3.0%
Average Coupon	1.5%	2.1%	4.2%
Average Duration	2.2 years	2.6 years	5.0 years
Average Effective
Maturity	2.3 years	2.7 years	7.2 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.88	0.37
Beta	0.67	0.27

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	15.3%
1 - 3 Years	54.0
3 - 5 Years	29.3
5 - 7 Years	1.4

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Treasury Fund Investor
	Shares	1.92%	4.48%	4.20%	$15,091
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. 1–5 Year Treasury
	Bond Index	2.94	4.94	4.40	15,380
	Short-Term U.S. Treasury Funds
	Average	1.60	3.88	3.53	14,148
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Short-Term Treasury Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/13/2001)	Investment
Short-Term Treasury Fund Admiral
Shares	2.05%	4.60%	4.34%	$76,347
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.71	86,976
Barclays Capital U.S. 1–5 Year
Treasury Bond Index	2.94	4.94	4.41	76,893
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.05%	1.88%	6.93%	7.37%
2003	3.98	3.43	7.41	7.17
2004	2.56	0.18	2.74	2.55
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94

Short-Term Treasury Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	2.64%	4.45%	3.19%	1.11%	4.30%
Admiral Shares	2/13/2001	2.76	4.58	3.30[1]	1.05[1]	4.35[1]
1 Return since inception.

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (98.9%)
United States Treasury Note/Bond	0.750%	11/30/11	320,000	321,299
United States Treasury Note/Bond	4.500%	11/30/11	72,000	74,520
United States Treasury Note/Bond	1.125%	12/15/11	46,300	46,640
United States Treasury Note/Bond	1.000%	12/31/11	400,000	402,624
United States Treasury Note/Bond	1.125%	1/15/12	100,000	100,797
United States Treasury Note/Bond	1.000%	4/30/12	200,000	201,594
United States Treasury Note/Bond	1.375%	5/15/12	60,000	60,778
United States Treasury Note/Bond	0.625%	6/30/12	290,000	290,951
United States Treasury Note/Bond	0.625%	7/31/12	115,000	115,360
United States Treasury Note/Bond	1.750%	8/15/12	145,000	147,923
United States Treasury Note/Bond	0.375%	9/30/12	385,000	384,338
United States Treasury Note/Bond	1.375%	10/15/12	55,000	55,834
United States Treasury Note/Bond	1.375%	11/15/12	312,000	316,777
United States Treasury Note/Bond	0.500%	11/30/12	20,000	19,991
United States Treasury Note/Bond	1.125%	12/15/12	320,000	323,449
United States Treasury Note/Bond	0.625%	12/31/12	250,000	250,390
United States Treasury Note/Bond	1.375%	1/15/13	372,000	377,755
United States Treasury Note/Bond	1.375%	2/15/13	300,000	304,734
United States Treasury Note/Bond	1.375%	3/15/13	250,000	253,945
United States Treasury Note/Bond	1.750%	4/15/13	200,000	204,812
United States Treasury Note/Bond	1.375%	5/15/13	120,000	121,876
United States Treasury Note/Bond	0.500%	11/15/13	110,000	108,797
United States Treasury Note/Bond	1.875%	2/28/14	257,000	263,746
United States Treasury Note/Bond	1.750%	3/31/14	120,000	122,643
United States Treasury Note/Bond	1.875%	4/30/14	100,000	102,516
United States Treasury Note/Bond	2.250%	5/31/14	30,000	31,106
United States Treasury Note/Bond	2.625%	6/30/14	30,000	31,472
United States Treasury Note/Bond	4.250%	8/15/14	105,000	116,173
United States Treasury Note/Bond	2.375%	8/31/14	280,000	291,026
United States Treasury Note/Bond	2.375%	9/30/14	125,000	129,864
United States Treasury Note/Bond	2.375%	10/31/14	70,000	72,680
United States Treasury Note/Bond	2.125%	11/30/14	16,000	16,450
United States Treasury Note/Bond	2.625%	12/31/14	5,000	5,232
1 United States Treasury Note/Bond	2.250%	1/31/15	190,000	195,848
United States Treasury Note/Bond	2.375%	2/28/15	150,000	155,250
United States Treasury Note/Bond	1.750%	7/31/15	240,000	240,338
United States Treasury Note/Bond	1.250%	10/31/15	40,000	38,919

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.375%	11/30/15	12,000	11,721
	United States Treasury Note/Bond	2.125%	12/31/15	90,000	90,872
	United States Treasury Note/Bond	2.000%	1/31/16	90,000	90,183
					6,491,223
Agency Notes (0.5%)
	Private Export Funding Corp.	6.070%	4/30/11	29,000	29,420

Conventional Mortgage-Backed Securities (0.0%)
2,3	Fannie Mae Pool	7.000%	11/1/15–3/1/16	668	724
2,3	Freddie Mac Gold Pool	5.500%	4/1/16–5/1/16	318	344
2,3	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	179	192
					1,260
Total U.S. Government and Agency Obligations (Cost $6,499,323)					6,521,903
Temporary Cash Investment (0.3%)
Repurchase Agreement (0.3%)
	RBS Securities, Inc. (Dated 1/31/11,
	Repurchase Value $21,011,000,
	collateralized by U.S. Treasury Note,
	2.625–3.000%, 2/28/17–11/15/20)
	(Cost $21,011)	0.210%	2/1/11	21,011	21,011
Total Investments (99.7%) (Cost $6,520,334)					6,542,914
Other Assets and Liabilities (0.3%)
Other Assets					227,316
Liabilities					(205,919)
					21,397
Net Assets (100%)					6,564,311

Short-Term Treasury Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	6,541,731
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	1
Unrealized Appreciation (Depreciation)
Investment Securities	22,580
Futures Contracts	(1)
Net Assets	6,564,311

Investor Shares—Net Assets
Applicable to 175,154,934 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,874,028
Net Asset Value Per Share—Investor Shares	$10.70

Admiral Shares—Net Assets
Applicable to 438,374,874 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,690,283
Net Asset Value Per Share—Admiral Shares	$10.70

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,577,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	86,988
Total Income	86,988
Expenses
The Vanguard Group—Note B
Investment Advisory Services	860
Management and Administrative—Investor Shares	3,781
Management and Administrative—Admiral Shares	2,507
Marketing and Distribution—Investor Shares	705
Marketing and Distribution—Admiral Shares	1,319
Custodian Fees	94
Auditing Fees	30
Shareholders’ Reports—Investor Shares	76
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	9
Total Expenses	9,395
Net Investment Income	77,593
Realized Net Gain (Loss)
Investment Securities Sold	102,606
Futures Contracts	4,737
Realized Net Gain (Loss)	107,343
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(49,415)
Futures Contracts	(1,211)
Change in Unrealized Appreciation (Depreciation)	(50,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	134,310

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,593	110,546
Realized Net Gain (Loss)	107,343	127,230
Change in Unrealized Appreciation (Depreciation)	(50,626)	(74,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	134,310	163,661
Distributions
Net Investment Income
Investor Shares	(24,234)	(40,493)
Admiral Shares	(53,359)	(66,661)
Realized Capital Gain[1]
Investor Shares	(37,066)	(42,400)
Admiral Shares	(84,641)	(65,480)
Total Distributions	(199,300)	(215,034)
Capital Share Transactions
Investor Shares	(453,034)	(447,506)
Admiral Shares	707,893	116,593
Net Increase (Decrease) from Capital Share Transactions	254,859	(330,913)
Total Increase (Decrease)	189,869	(382,286)
Net Assets
Beginning of Period	6,374,442	6,756,728
End of Period	6,564,311	6,374,442

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $47,167,000 and $97,849,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.81	$10.89	$10.80	$10.26	$10.31
Investment Operations
Net Investment Income	.116	.175	.251	.444	.436
Net Realized and Unrealized Gain (Loss)
on Investments	.089	.092	.225	.540	(.050)
Total from Investment Operations	.205	.267	.476	.984	.386
Distributions
Dividends from Net Investment Income	(.116)	(.170)	(.283)	(.444)	(.436)
Distributions from Realized Capital Gains	(.199)	(.177)	(.103)	—	—
Total Distributions	(.315)	(.347)	(.386)	(.444)	(.436)
Net Asset Value, End of Period	$10.70	$10.81	$10.89	$10.80	$10.26

Total Return[1]	1.92%	2.50%	4.49%	9.84%	3.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,874	$2,343	$2,812	$1,707	$1,328
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.21%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.62%	2.15%	4.26%	4.24%
Portfolio Turnover Rate	124%	130%	156%	120%	114%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.81	$10.89	$10.80	$10.26	$10.31
Investment Operations
Net Investment Income	.129	.187	.262	.457	.452
Net Realized and Unrealized Gain (Loss)
on Investments	.089	.092	.225	.540	(.050)
Total from Investment Operations	.218	.279	.487	.997	.402
Distributions
Dividends from Net Investment Income	(.129)	(.182)	(.294)	(.457)	(.452)
Distributions from Realized Capital Gains	(.199)	(.177)	(.103)	—	—
Total Distributions	(.328)	(.359)	(.397)	(.457)	(.452)
Net Asset Value, End of Period	$10.70	$10.81	$10.89	$10.80	$10.26

Total Return	2.05%	2.60%	4.60%	9.98%	3.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,690	$4,031	$3,945	$2,667	$2,179
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.72%	2.25%	4.38%	4.40%
Portfolio Turnover Rate	124%	130%	156%	120%	114%

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Short-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $1,120,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,521,903	—
Temporary Cash Investments	—	21,011	—
Futures Contracts—Assets[1]	140	—	—
Futures Contracts—Liabilities[1]	(51)	—	—
Total	89	6,542,914	—
1 Represents variation margin on the last day of the reporting period.

Short-Term Treasury Fund

D. At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2011	529	115,950	(92)
10-Year U.S. Treasury Note	March 2011	(442)	(53,392)	91

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $12,456,000 from accumulated net realized gains, to paid-in capital.

At January 31, 2011, the fund had no capital gains available for distribution.

At January 31, 2011, the cost of investment securities for tax purposes was $6,520,334,000. Net unrealized appreciation of investment securities for tax purposes was $22,580,000, consisting of unrealized gains of $35,286,000 on securities that had risen in value since their purchase and $12,706,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $8,274,713,000 of investment securities and sold $8,021,437,000 of investment securities, other than temporary cash investments.

Short-Term Treasury Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	910,908	84,215	1,280,498	118,033
Issued in Lieu of Cash Distributions	56,450	5,259	77,316	7,150
Redeemed	(1,420,392)	(131,132)	(1,805,320)	(166,542)
Net Increase (Decrease)—Investor Shares	(453,034)	(41,658)	(447,506)	(41,359)
Admiral Shares
Issued	2,347,749	216,967	1,966,762	181,425
Issued in Lieu of Cash Distributions	127,155	11,849	120,281	11,126
Redeemed	(1,767,011)	(163,408)	(1,970,450)	(181,820)
Net Increase (Decrease)—Admiral Shares	707,893	65,408	116,593	10,731

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Short-Term Federal Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.22%	0.12%
30-Day SEC Yield	0.92%	1.04%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	108	726	7,999
Yield to Maturity
(before expenses)	1.1%	0.9%	3.0%
Average Coupon	2.3%	2.2%	4.2%
Average Duration	2.3 years	2.5 years	5.0 years
Average Effective
Maturity	2.4 years	2.6 years	7.2 years
Short-Term
Reserves	2.9%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	9.8%
Treasury/Agency	90.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.77	0.71
Beta	0.81	0.43

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	17.5%
1 - 3 Years	49.4
3 - 5 Years	31.9
5 - 7 Years	1.2

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Federal Fund Investor
	Shares	2.50%	4.94%	4.44%	$15,445
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. 1–5 Year
	Government Bond Index	2.84	4.96	4.48	15,496
	1–5 Year Government Funds Average	2.95	4.17	3.73	14,419
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Short-Term Federal Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
Short-Term Federal Fund Admiral
Shares	2.62%	5.05%	4.53%	$77,740
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. 1–5 Year
Government Bond Index	2.84	4.96	4.48	77,422
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.34%	2.14%	7.48%	7.52%
2003	4.17	2.86	7.03	7.25
2004	2.95	-0.50	2.45	2.62
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84

Short-Term Federal Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	3.24%	4.94%	3.56%	1.02%	4.58%
Admiral Shares	2/12/2001	3.36	5.05	3.63[1]	0.92[1]	4.55[1]
1 Return since inception.

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (96.8%)
U.S. Government Securities (9.9%)
	United States Treasury Note/Bond	0.750%	11/30/11	42,500	42,673
	United States Treasury Note/Bond	1.000%	3/31/12	19,000	19,146
	United States Treasury Note/Bond	0.750%	5/31/12	22,500	22,612
	United States Treasury Note/Bond	0.375%	9/30/12	54,000	53,907
	United States Treasury Note/Bond	0.625%	12/31/12	117,000	117,183
	United States Treasury Note/Bond	0.625%	1/31/13	100,000	100,109
	United States Treasury Note/Bond	1.375%	2/15/13	18,000	18,284
	United States Treasury Note/Bond	1.000%	7/15/13	30,000	30,183
	United States Treasury Note/Bond	2.375%	10/31/14	51,000	52,952
	United States Treasury Note/Bond	2.500%	3/31/15	66,000	68,578
	United States Treasury Note/Bond	2.125%	5/31/15	23,250	23,726
	United States Treasury Note/Bond	1.250%	8/31/15	32,509	31,767
					581,120
Agency Bonds and Notes (77.4%)
1	Bank of America Corp.	2.100%	4/30/12	23,000	23,486
1	Bank of America Corp.	2.375%	6/22/12	6,000	6,153
1	Citigroup Funding Inc.	2.125%	7/12/12	10,000	10,224
1	Citigroup Inc.	2.125%	4/30/12	45,000	45,919
2	Federal Farm Credit Bank	2.125%	6/18/12	98,500	100,768
2	Federal Farm Credit Bank	1.375%	6/25/13	13,000	13,146
2	Federal Farm Credit Bank	1.300%	12/23/13	15,000	15,073
2	Federal Farm Credit Bank	1.125%	2/27/14	35,000	34,903
2	Federal Farm Credit Bank	2.625%	4/17/14	54,000	56,195
2	Federal Home Loan Banks	1.125%	3/9/12	15,280	15,407
2	Federal Home Loan Banks	1.125%	5/18/12	111,400	112,415
2	Federal Home Loan Banks	3.625%	6/8/12	25,000	26,080
2	Federal Home Loan Banks	0.875%	8/22/12	22,500	22,631
2	Federal Home Loan Banks	1.625%	9/26/12	50,000	50,891
2	Federal Home Loan Banks	1.625%	11/21/12	12,000	12,216
2	Federal Home Loan Banks	1.750%	3/8/13	27,285	27,824
2	Federal Home Loan Banks	1.625%	3/20/13	19,000	19,356
2	Federal Home Loan Banks	1.625%	6/14/13	25,000	25,442
2	Federal Home Loan Banks	1.875%	6/21/13	140,500	143,831
2	Federal Home Loan Banks	5.250%	9/13/13	35,000	38,796
2,3	Federal Home Loan Banks	3.625%	10/18/13	50,000	53,411
2	Federal Home Loan Banks	4.875%	11/27/13	35,000	38,674
2	Federal Home Loan Banks	3.125%	12/13/13	39,210	41,367

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Banks	0.875%	12/27/13	80,000	79,446
2	Federal Home Loan Banks	1.375%	9/12/14	6,000	5,968
2	Federal Home Loan Banks	3.250%	9/12/14	25,000	26,508
2	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,634
2	Federal Home Loan Banks	2.750%	3/13/15	70,000	72,381
2	Federal Home Loan Banks	1.750%	9/11/15	35,000	34,423
2	Federal Home Loan Banks	2.875%	9/11/15	24,000	24,763
2,4	Federal Home Loan Mortgage Corp.	1.000%	7/13/12	102,500	102,834
2	Federal Home Loan Mortgage Corp.	5.125%	7/15/12	113,000	120,622
2	Federal Home Loan Mortgage Corp.	0.750%	12/28/12	202,000	202,307
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	115,670	124,239
2,4	Federal Home Loan Mortgage Corp.	1.875%	3/8/13	25,000	25,041
2,4	Federal Home Loan Mortgage Corp.	1.625%	6/28/13	58,000	58,114
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	123,000	134,835
2,4	Federal Home Loan Mortgage Corp.	1.500%	1/28/14	25,000	24,952
2	Federal Home Loan Mortgage Corp.	5.000%	1/30/14	15,000	16,660
2,4	Federal Home Loan Mortgage Corp.	1.500%	2/11/14	25,000	25,039
2	Federal Home Loan Mortgage Corp.	1.375%	2/25/14	99,000	99,377
2	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	92,500	95,914
2	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	105,000	115,605
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	81,000	79,876
2	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	20,000	22,349
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	25,000	28,541
2	Federal National Mortgage Assn.	4.875%	5/18/12	500	529
2	Federal National Mortgage Assn.	4.375%	9/15/12	32,500	34,510
2,4	Federal National Mortgage Assn.	0.700%	10/19/12	151,000	151,045
2,4	Federal National Mortgage Assn.	1.750%	12/28/12	50,000	50,296
2,4	Federal National Mortgage Assn.	1.800%	2/8/13	50,000	50,384
2	Federal National Mortgage Assn.	3.625%	2/12/13	149,500	158,270
2	Federal National Mortgage Assn.	0.750%	2/26/13	153,000	153,032
2,4	Federal National Mortgage Assn.	1.800%	3/15/13	20,000	20,037
2	Federal National Mortgage Assn.	4.375%	3/15/13	88,000	94,723
2,4	Federal National Mortgage Assn.	2.000%	4/15/13	100,000	100,352
2,4	Federal National Mortgage Assn.	2.050%	4/26/13	100,000	100,416
2,4	Federal National Mortgage Assn.	1.875%	5/6/13	54,000	54,225
2,4	Federal National Mortgage Assn.	2.000%	6/24/13	30,000	30,199
2,4	Federal National Mortgage Assn.	1.050%	10/22/13	50,000	49,884
2,4	Federal National Mortgage Assn.	0.875%	11/8/13	170,000	168,985
2,4	Federal National Mortgage Assn.	0.900%	11/15/13	54,675	54,367
2,4	Federal National Mortgage Assn.	1.500%	12/30/13	15,000	15,071
2,4	Federal National Mortgage Assn.	1.450%	1/24/14	20,000	20,068
2,4	Federal National Mortgage Assn.	1.550%	1/27/14	10,000	10,056
2,4	Federal National Mortgage Assn.	1.250%	2/27/14	25,000	24,941
2	Federal National Mortgage Assn.	2.750%	3/13/14	25,000	26,121
2,4	Federal National Mortgage Assn.	1.250%	3/14/14	35,000	34,959
2	Federal National Mortgage Assn.	4.125%	4/15/14	106,500	115,818
2	Federal National Mortgage Assn.	4.625%	10/15/14	54,000	59,837
2	Federal National Mortgage Assn.	5.000%	4/15/15	30,000	33,784
2	Federal National Mortgage Assn.	2.375%	7/28/15	59,500	60,462
2,4	Federal National Mortgage Assn.	1.875%	10/15/15	70,000	69,076
2	Federal National Mortgage Assn.	1.625%	10/26/15	127,000	124,028
2,4	Federal National Mortgage Assn.	1.625%	11/12/15	110,000	108,093
2,4	Federal National Mortgage Assn.	1.600%	11/23/15	25,000	24,271
2	Federal National Mortgage Assn.	5.000%	3/15/16	30,000	33,866
1	JPMorgan Chase & Co.	2.125%	6/22/12	15,000	15,338

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	State Street Corp.	2.150%	4/30/12	7,000	7,152
5	US Central Federal Credit Union	1.900%	10/19/12	32,000	32,641
					4,555,472
Conventional Mortgage-Backed Securities (8.0%)
2,4	Fannie Mae Pool	3.500%	2/1/26	41,500	41,759
2,4	Fannie Mae Pool	4.000%	2/1/24–7/1/25	48,186	49,750
2,4	Fannie Mae Pool	4.500%	2/1/24–5/1/25	44,404	46,680
2,4	Fannie Mae Pool	5.000%	8/1/20–12/1/23	69,715	74,438
2,4	Fannie Mae Pool	5.500%	11/1/21–12/1/22	18,372	19,891
2,4	Fannie Mae Pool	6.000%	4/1/17	3,867	4,219
2,4	Fannie Mae Pool	6.500%	12/1/11–9/1/16	6,624	7,228
2,4	Fannie Mae Pool	7.500%	3/1/15–8/1/15	210	224
2,4	Fannie Mae Pool	8.000%	10/1/14–9/1/15	1,125	1,210
2,4	Freddie Mac Gold Pool	3.500%	2/1/26–3/1/26	40,000	40,206
2,4	Freddie Mac Gold Pool	4.000%	6/1/25–3/1/26	48,631	50,014
2,4	Freddie Mac Gold Pool	4.500%	5/1/23–6/1/25	41,726	43,770
2,4	Freddie Mac Gold Pool	5.000%	1/1/12–12/1/24	32,107	34,120
2,4	Freddie Mac Gold Pool	5.500%	8/1/14–12/1/24	30,969	33,516
2,4	Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	20,205	21,983
2,4	Freddie Mac Gold Pool	6.500%	9/1/11	1	1
					469,009
Nonconventional Mortgage-Backed Securities (1.5%)
2,4	Fannie Mae Pool	2.551%	6/1/33	3,600	3,753
2,4	Fannie Mae Pool	2.902%	10/1/33	3,584	3,696
2,4	Fannie Mae Pool	3.135%	8/1/33	1,254	1,308
2,4	Fannie Mae Pool	4.782%	6/1/38	2,833	3,001
2,4	Fannie Mae Pool	5.059%	7/1/39	8,015	8,519
2,4	Fannie Mae Pool	5.428%	6/1/37	1,355	1,443
2,4	Fannie Mae Pool	6.251%	9/1/36	3,920	4,222
2,4	Fannie Mae Pool	6.475%	9/1/36	5,357	5,791
2,4	Fannie Mae REMICS	5.500%	2/25/17	2,011	2,139
2,4	Freddie Mac Non Gold Pool	3.204%	8/1/33	1,763	1,854
2,4	Freddie Mac Non Gold Pool	5.071%	7/1/38	4,769	5,070
2,4	Freddie Mac Non Gold Pool	5.240%	11/1/38	2,631	2,799
2,4	Freddie Mac Non Gold Pool	5.941%	5/1/36	3,870	4,149
2,4	Freddie Mac REMICS	4.500%	6/15/18	5,105	5,361
2,4	Freddie Mac REMICS	4.500%	7/15/18	9,772	10,234
2,4	Freddie Mac REMICS	4.500%	10/15/18	573	584
2,4	Freddie Mac REMICS	4.500%	10/15/18	7,351	7,616
2,4	Freddie Mac REMICS	4.500%	5/15/19	9,731	10,079
2,4	Freddie Mac REMICS	4.500%	11/15/19	898	951
2,4	Freddie Mac REMICS	4.500%	2/15/20	3,622	3,749
2,4	Freddie Mac REMICS	4.500%	3/15/22	1,400	1,485
					87,803
Total U.S. Government and Agency Obligations (Cost $5,656,593)					5,693,404

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investment (6.7%)
Repurchase Agreement (6.7%)
RBS Securities, Inc.
(Dated 1/31/11, Repurchase Value
$393,546,000, collateralized by
U.S. Treasury Note 1.125%–4.625%,
12/15/11–2/15/17) (Cost $393,544)	0.210%	2/1/11	393,544	393,544
Total Investments (103.5%) (Cost $6,050,137)				6,086,948
Other Assets and Liabilities (-3.5%)
Other Assets				36,682
Liabilities				(239,800)
				(203,118)
Net Assets (100%)				5,883,830

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,850,910
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(4,254)
Unrealized Appreciation (Depreciation)
Investment Securities	36,811
Futures Contracts	363
Net Assets	5,883,830

Investor Shares—Net Assets
Applicable to 228,750,009 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,464,606
Net Asset Value Per Share—Investor Shares	$10.77

Admiral Shares—Net Assets
Applicable to 317,352,280 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,419,224
Net Asset Value Per Share—Admiral Shares	$10.77

See Note A in Notes to Financial Statements.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Securities with a value of $5,608,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Guaranteed by the National Credit Union Administration.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	98,453
Total Income	98,453
Expenses
The Vanguard Group—Note B
Investment Advisory Services	725
Management and Administrative—Investor Shares	4,512
Management and Administrative—Admiral Shares	1,731
Marketing and Distribution—Investor Shares	810
Marketing and Distribution—Admiral Shares	891
Custodian Fees	117
Auditing Fees	32
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	8
Total Expenses	8,908
Net Investment Income	89,545
Realized Net Gain (Loss)
Investment Securities Sold	72,797
Futures Contracts	(8,434)
Realized Net Gain (Loss)	64,363
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(8,578)
Futures Contracts	(2,355)
Change in Unrealized Appreciation (Depreciation)	(10,933)
Net Increase (Decrease) in Net Assets Resulting from Operations	142,975

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	89,545	103,537
Realized Net Gain (Loss)	64,363	120,266
Change in Unrealized Appreciation (Depreciation)	(10,933)	(53,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	142,975	170,246
Distributions
Net Investment Income
Investor Shares	(39,591)	(56,034)
Admiral Shares	(49,954)	(47,503)
Realized Capital Gain[1]
Investor Shares	(33,709)	(40,903)
Admiral Shares	(43,635)	(37,831)
Total Distributions	(166,889)	(182,271)
Capital Share Transactions
Investor Shares	(70,259)	404,261
Admiral Shares	685,538	1,291,710
Net Increase (Decrease) from Capital Share Transactions	615,279	1,695,971
Total Increase (Decrease)	591,365	1,683,946
Net Assets
Beginning of Period	5,292,465	3,608,519
End of Period	5,883,830	5,292,465

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $61,930,000 and $66,885,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.81	$10.81	$10.72	$10.26	$10.25
Investment Operations
Net Investment Income	.163	.253	.409	.465	.420
Net Realized and Unrealized Gain (Loss)
on Investments	.104	.174	.090	.460	.010
Total from Investment Operations	.267	.427	.499	.925	.430
Distributions
Dividends from Net Investment Income	(.163)	(.253)	(.409)	(.465)	(.420)
Distributions from Realized Capital Gains	(.144)	(.174)	—	—	—
Total Distributions	(.307)	(.427)	(.409)	(.465)	(.420)
Net Asset Value, End of Period	$10.77	$10.81	$10.81	$10.72	$10.26

Total Return[1]	2.50%	4.01%	4.78%	9.25%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,465	$2,542	$2,142	$1,650	$1,514
Ratio of Total Expenses to
Average Net Assets	0.22%	0.22%	0.21%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.49%	2.29%	3.83%	4.48%	4.10%
Portfolio Turnover Rate	211%[2]	370%	109%	70%	89%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Includes 16% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.81	$10.81	$10.72	$10.26	$10.25
Investment Operations
Net Investment Income	.176	.264	.420	.475	.431
Net Realized and Unrealized Gain (Loss)
on Investments	.104	.174	.090	.460	.010
Total from Investment Operations	.280	.438	.510	.935	.441
Distributions
Dividends from Net Investment Income	(.176)	(.264)	(.420)	(.475)	(.431)
Distributions from Realized Capital Gains	(.144)	(.174)	—	—	—
Total Distributions	(.320)	(.438)	(.420)	(.475)	(.431)
Net Asset Value, End of Period	$10.77	$10.81	$10.81	$10.72	$10.26

Total Return	2.62%	4.12%	4.89%	9.36%	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,419	$2,751	$1,467	$1,325	$1,063
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.61%	2.39%	3.93%	4.58%	4.20%
Portfolio Turnover Rate	211%[1]	370%	109%	70%	89%

1 Includes 16% that is attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. Although the fund forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions, in which the fund buys securities from a dealer pursuant to a TBA transaction and simultaneously sells similar securities for future settlement. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net

Short-Term Federal Fund

Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $1,002,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Federal Fund

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,693,404	—
Temporary Cash Investments	—	393,544	—
Futures Contracts—Assets[1]	304	—	—
Futures Contracts—Liabilities[1]	(268)	—	—
Total	36	6,086,948	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2011	632	138,527	(12)
5-Year U.S. Treasury Note	March 2011	519	61,457	244
10-Year U.S. Treasury Note	March 2011	(458)	(55,325)	130
30-Year U.S. Treasury Bond	March 2011	(3)	(362)	1

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,162,000 from accumulated net realized gains to paid-in capital.

Capital gains required to be distributed in December 2010 included net gains realized through October 31, 2010. The fund realized losses of $2,214,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

The fund had realized losses totaling $50,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2011, the cost of investment securities for tax purposes was $6,051,814,000. Net unrealized appreciation of investment securities for tax purposes was $35,134,000, consisting of unrealized gains of $49,810,000 on securities that had risen in value since their purchase and $14,676,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Federal Fund

F. During the year ended January 31, 2011, the fund purchased $10,269,262,000 of investment securities and sold $9,019,734,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,131,022	104,097	1,484,168	136,308
Issued in Lieu of Cash Distributions	66,729	6,175	88,670	8,194
Redeemed	(1,268,010)	(116,627)	(1,168,577)	(107,427)
Net Increase (Decrease)—Investor Shares	(70,259)	(6,355)	404,261	37,075
Admiral Shares
Issued	2,106,328	193,596	2,105,889	193,665
Issued in Lieu of Cash Distributions	82,247	7,612	76,032	7,029
Redeemed	(1,503,037)	(138,336)	(890,211)	(81,859)
Net Increase (Decrease)—Admiral Shares	685,538	62,872	1,291,710	118,835

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.25%	0.12%
30-Day SEC Yield	1.98%	2.10%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	41	55	7,999
Yield to Maturity
(before expenses)	2.2%	2.7%	3.0%
Average Coupon	2.8%	3.5%	4.2%
Average Duration	5.2 years	6.5 years	5.0 years
Average Effective
Maturity	5.8 years	7.2 years	7.2 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	0.3%
Treasury/Agency	99.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.66
Beta	0.81	1.22

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	0.3
3 - 5 Years	27.2
5 - 7 Years	44.2
7 - 10 Years	26.8

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Treasury Fund
	Investor Shares	5.59%	6.42%	5.97%	$17,854
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. 5–10 Year
	Treasury Bond Index	6.69	6.66	6.07	18,025
	General U.S. Treasury Funds Average	4.79	5.35	5.23	16,650
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Treasury Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
Intermediate-Term Treasury Fund
Admiral Shares	5.72%	6.57%	6.11%	$90,340
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. 5–10 Year
Treasury Bond Index	6.69	6.66	6.07	89,970
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.80%	0.82%	6.62%	6.84%
2003	5.49	7.58	13.07	12.59
2004	4.22	-0.51	3.71	3.70
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69

Intermediate-Term Treasury Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	7.35%	6.29%	4.42%	1.66%	6.08%
Admiral Shares	2/12/2001	7.48	6.44	4.54[1]	1.60[1]	6.14[1]
1 Return since inception.

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.0%)
U.S. Government Securities (97.5%)
	United States Treasury Note/Bond	1.750%	3/31/14	298,000	304,565
	United States Treasury Note/Bond	1.875%	4/30/14	260,000	266,542
	United States Treasury Note/Bond	2.625%	6/30/14	300,000	314,718
	United States Treasury Note/Bond	2.375%	10/31/14	233,000	241,919
	United States Treasury Note/Bond	2.125%	11/30/14	31,000	31,872
	United States Treasury Note/Bond	2.625%	12/31/14	150,000	156,961
1	United States Treasury Note/Bond	4.000%	2/15/15	191,000	210,100
	United States Treasury Note/Bond	1.250%	9/30/15	33,000	32,180
	United States Treasury Note/Bond	1.375%	11/30/15	65,000	63,487
	United States Treasury Note/Bond	2.125%	12/31/15	100,000	100,969
	United States Treasury Note/Bond	2.000%	1/31/16	106,000	106,215
	United States Treasury Note/Bond	2.625%	2/29/16	495,000	510,236
	United States Treasury Note/Bond	2.375%	3/31/16	410,000	416,982
	United States Treasury Note/Bond	2.625%	4/30/16	72,000	74,025
	United States Treasury Note/Bond	3.125%	10/31/16	372,000	389,145
	United States Treasury Note/Bond	2.750%	11/30/16	133,000	136,159
	United States Treasury Note/Bond	3.250%	12/31/16	193,000	202,650
	United States Treasury Note/Bond	3.125%	1/31/17	280,000	291,768
	United States Treasury Note/Bond	3.000%	2/28/17	159,000	164,292
	United States Treasury Note/Bond	3.250%	3/31/17	89,000	93,172
	United States Treasury Note/Bond	2.750%	5/31/17	120,000	121,726
	United States Treasury Note/Bond	2.500%	6/30/17	80,000	79,825
	United States Treasury Note/Bond	1.875%	9/30/17	183,000	174,536
	United States Treasury Note/Bond	1.875%	10/31/17	20,000	19,041
	United States Treasury Note/Bond	2.250%	11/30/17	12,000	11,685
	United States Treasury Note/Bond	2.625%	1/31/18	30,000	29,827
	United States Treasury Note/Bond	3.750%	11/15/18	22,000	23,358
	United States Treasury Note/Bond	2.750%	2/15/19	357,000	351,870
	United States Treasury Note/Bond	3.125%	5/15/19	620,000	625,524
	United States Treasury Note/Bond	3.625%	8/15/19	114,000	118,827
	United States Treasury Note/Bond	3.375%	11/15/19	163,000	166,030
	United States Treasury Note/Bond	3.625%	2/15/20	75,000	77,567
	United States Treasury Note/Bond	3.500%	5/15/20	75,000	76,454
	United States Treasury Note/Bond	2.625%	8/15/20	185,000	174,333
	United States Treasury Note/Bond	2.625%	11/15/20	45,000	42,166
					6,200,726

Intermediate-Term Treasury Fund

Face	Market
Maturity	Amount	Value
Coupon	Date	($000)	($000)
Agency Bonds and Notes (1.1%)
2	Overseas Private Investment Corp.	7.600%	12/15/12	6,754	7,208
2	Overseas Private Investment Corp.	7.050%	11/15/13	11,250	12,067
Private Export Funding Corp.	6.070%	4/30/11	51,000	51,737
71,012
Conventional Mortgage-Backed Securities (0.0%)
2,3 Freddie Mac Gold Pool	5.500%	4/1/16–5/1/16	818	885
2,3 Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	249	268
1,153
Nonconventional Mortgage-Backed Securities (0.4%)
2,3 Fannie Mae Grantor Trust	5.763%	12/25/11	20,000	20,772
Total U.S. Government and Agency Obligations (Cost $6,180,031)	6,293,663
Temporary Cash Investment (0.0%)
Repurchase Agreement (0.0%)
RBS Securities, Inc.
(Dated 1/31/11, Repurchase Value
$1,335,000, collateralized by
U.S. Treasury Note 2.625%, 11/15/20)
(Cost $1,335)	0.210%	2/1/11	1,335	1,335
Total Investments (99.0%) (Cost $6,181,366)	6,294,998
Other Assets and Liabilities (1.0%)
Other Assets	338,043
Liabilities	(273,511)
64,532
Net Assets (100%)	6,359,530

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	6,294,998
Receivables for Investment Securities Sold	273,815
Other Assets	64,228
Total Assets	6,633,041
Liabilities
Payables for Investment Securities Purchased	252,482
Other Liabilities	21,029
Total Liabilities	273,511
Net Assets	6,359,530

Intermediate-Term Treasury Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	6,265,642
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(19,800)
Unrealized Appreciation (Depreciation)
Investment Securities	113,632
Futures Contracts	56
Net Assets	6,359,530

Investor Shares—Net Assets
Applicable to 199,145,801 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,258,555
Net Asset Value Per Share—Investor Shares	$11.34

Admiral Shares—Net Assets
Applicable to 361,600,757 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,100,975
Net Asset Value Per Share—Admiral Shares	$11.34

See Note A in Notes to Financial Statements.
1 Securities with a value of $6,050,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	181,033
Total Income	181,033
Expenses
The Vanguard Group—Note B
Investment Advisory Services	823
Management and Administrative—Investor Shares	4,318
Management and Administrative—Admiral Shares	2,212
Marketing and Distribution—Investor Shares	778
Marketing and Distribution—Admiral Shares	1,129
Custodian Fees	88
Auditing Fees	32
Shareholders’ Reports—Investor Shares	72
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	9
Total Expenses	9,480
Net Investment Income	171,553
Realized Net Gain (Loss)
Investment Securities Sold	156,741
Futures Contracts	(12,751)
Realized Net Gain (Loss)	143,990
Change in Unrealized Appreciation (Depreciation)
Investment Securities	29,400
Futures Contracts	897
Change in Unrealized Appreciation (Depreciation)	30,297
Net Increase (Decrease) in Net Assets Resulting from Operations	345,840

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	171,553	203,006
Realized Net Gain (Loss)	143,990	246,850
Change in Unrealized Appreciation (Depreciation)	30,297	(287,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	345,840	162,129
Distributions
Net Investment Income
Investor Shares	(65,236)	(80,453)
Admiral Shares	(106,317)	(121,472)
Realized Capital Gain[1]
Investor Shares	(53,079)	(99,360)
Admiral Shares	(92,867)	(144,613)
Total Distributions	(317,499)	(445,898)
Capital Share Transactions
Investor Shares	(186,357)	(463,703)
Admiral Shares	540,651	(541,415)
Net Increase (Decrease) from Capital Share Transactions	354,294	(1,005,118)
Total Increase (Decrease)	382,635	(1,288,887)
Net Assets
Beginning of Period	5,976,895	7,265,782
End of Period	6,359,530	5,976,895

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $49,738,000 and $109,000,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.28	$11.78	$11.62	$10.69	$10.85
Investment Operations
Net Investment Income	.299	.356	.413	.491	.499
Net Realized and Unrealized Gain (Loss)
on Investments	.323	(.050)	.419	.930	(.160)
Total from Investment Operations	.622	.306	.832	1.421	.339
Distributions
Dividends from Net Investment Income	(.299)	(.354)	(.428)	(.491)	(.499)
Distributions from Realized Capital Gains	(.263)	(.452)	(.244)	—	—
Total Distributions	(.562)	(.806)	(.672)	(.491)	(.499)
Net Asset Value, End of Period	$11.34	$11.28	$11.78	$11.62	$10.69

Total Return[1]	5.59%	2.71%	7.29%	13.68%	3.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,259	$2,420	$2,999	$2,263	$1,676
Ratio of Total Expenses to
Average Net Assets	0.22%	0.25%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.58%	3.08%	3.47%	4.48%	4.66%
Portfolio Turnover Rate	80%	109%	88%	52%	87%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.28	$11.78	$11.62	$10.69	$10.85
Investment Operations
Net Investment Income	.313	.371	.429	.509	.516
Net Realized and Unrealized Gain (Loss)
on Investments	.323	(.050)	.419	.930	(.160)
Total from Investment Operations	.636	.321	.848	1.439	.356
Distributions
Dividends from Net Investment Income	(.313)	(.369)	(.444)	(.509)	(.516)
Distributions from Realized Capital Gains	(.263)	(.452)	(.244)	—	—
Total Distributions	(.576)	(.821)	(.688)	(.509)	(.516)
Net Asset Value, End of Period	$11.34	$11.28	$11.78	$11.62	$10.69

Total Return	5.72%	2.84%	7.44%	13.86%	3.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,101	$3,556	$4,267	$3,243	$2,274
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.70%	3.21%	3.61%	4.64%	4.82%
Portfolio Turnover Rate	80%	109%	88%	52%	87%

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Intermediate-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $1,089,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,293,663	—
Temporary Cash Investments	—	1,335	—
Futures Contracts—Assets[1]	147	—	—
Futures Contracts—Liabilities[1]	(50)	—	—
Total	97	6,294,998	—
1 Represents variation margin on the last day of the reporting period.

Intermediate-Term Treasury Fund

D. At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2011	513	112,443	(79)
10-Year U.S. Treasury Note	March 2011	(428)	(51,701)	135

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $15,944,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2011, the fund had $3,165,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $22,909,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2011, the cost of investment securities for tax purposes was $6,204,275,000. Net unrealized appreciation of investment securities for tax purposes was $90,723,000, consisting of unrealized gains of $130,248,000 on securities that had risen in value since their purchase and $39,525,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $5,342,438,000 of investment securities and sold $5,131,356,000 of investment securities, other than temporary cash investments.

Intermediate-Term Treasury Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,030,447	88,935	804,229	69,278
Issued in Lieu of Cash Distributions	106,300	9,313	163,780	14,334
Redeemed	(1,323,104)	(113,728)	(1,431,712)	(123,558)
Net Increase (Decrease)—Investor Shares	(186,357)	(15,480)	(463,703)	(39,946)
Admiral Shares
Issued	1,529,353	131,480	875,082	75,190
Issued in Lieu of Cash Distributions	170,745	14,969	227,500	19,910
Redeemed	(1,159,447)	(100,200)	(1,643,997)	(141,921)
Net Increase (Decrease)—Admiral Shares	540,651	46,249	(541,415)	(46,821)

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

GNMA Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	3.27%	3.39%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	88	123	7,999
Yield to Maturity
(before expenses)	3.5%	3.7%	3.0%
Average Coupon	4.9%	4.9%	4.2%
Average Duration	2.7 years	4.8 years	5.0 years
Average Effective
Maturity	5.6 years	6.8 years	7.2 years
Short-Term
Reserves	1.8%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	1.4%
Government Mortgage-Backed	98.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.99	0.72
Beta	1.01	0.67

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5.0%	46.7%
5.0% to 6.0%	31.7
6.0% to 7.0%	20.6
7.0% to 8.0%	0.9
8.0% and Above	0.1

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.23% for Investor Shares and 0.11% for Admiral Shares.

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	GNMA Fund Investor Shares	5.71%	6.12%	5.66%	$17,347
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. GNMA Bond
	Index	5.33	6.22	5.69	17,392
	GNMA Funds Average	4.89	5.80	5.04	16,358
GNMA Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
GNMA Fund Admiral Shares	5.84%	6.23%	5.78%	$87,526
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. GNMA Bond
Index	5.33	6.22	5.72	87,028
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.48%	0.87%	7.35%	7.55%
2003	5.86	2.87	8.73	7.89
2004	4.76	-1.87	2.89	3.10
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	6.95%	6.15%	5.00%	0.82%	5.82%
Admiral Shares	2/12/2001	7.08	6.26	5.06[1]	0.75[1]	5.81[1]
1 Return since inception.

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
Conventional Mortgage-Backed Securities (97.7%)
1,2	Fannie Mae Pool	3.330%	10/1/20	67,484	64,100
1,2	Fannie Mae Pool	3.430%	9/1/20	14,483	13,835
1,2	Fannie Mae Pool	3.500%	10/1/20–1/1/41	12,034	11,542
1,2	Fannie Mae Pool	3.590%	9/1/20	12,678	12,240
1,2	Fannie Mae Pool	3.620%	9/1/20	13,736	13,311
1,2	Fannie Mae Pool	3.660%	10/1/20	11,795	11,450
1,2	Fannie Mae Pool	3.670%	9/1/20	11,647	11,328
1,2	Fannie Mae Pool	3.680%	9/1/20	10,643	10,361
1,2	Fannie Mae Pool	3.740%	7/1/20–8/1/20	38,348	37,032
1,2	Fannie Mae Pool	3.800%	8/1/20–8/1/21	75,000	72,532
1,2	Fannie Mae Pool	3.840%	9/1/20	13,000	12,808
1,2	Fannie Mae Pool	3.890%	8/1/20	12,698	12,464
1,2	Fannie Mae Pool	3.930%	7/1/20	21,800	22,210
1,2	Fannie Mae Pool	3.950%	7/1/20	44,256	43,660
1,2	Fannie Mae Pool	3.970%	8/1/20	13,687	13,624
1,2	Fannie Mae Pool	4.000%	8/1/20	16,214	15,942
1,2	Fannie Mae Pool	4.100%	1/1/35	111,502	113,078
1,2	Fannie Mae Pool	4.120%	1/1/35	100,443	101,879
1,2	Fannie Mae Pool	4.130%	1/1/35	136,165	138,282
1,2	Fannie Mae Pool	4.150%	1/1/35	122,652	124,836
1,2	Fannie Mae Pool	4.230%	3/1/20	6,832	6,888
1,2	Fannie Mae Pool	4.355%	3/1/20	7,321	7,441
1,2	Fannie Mae Pool	4.370%	2/1/20	11,598	11,775
1,2	Fannie Mae Pool	4.500%	3/1/20	1,933	1,977
1,2	Fannie Mae Pool	5.500%	3/1/11–1/1/24	13,387	14,541
1,2	Fannie Mae Pool	6.000%	7/1/22–4/1/40	97	105
1,2	Freddie Mac Gold Pool	3.500%	9/1/40–1/1/41	1,380,500	1,315,352
1	Ginnie Mae I Pool	4.000%	6/15/19–2/1/41	5,237,052	5,279,196
1	Ginnie Mae I Pool	4.500%	5/15/18–2/1/41	6,994,196	7,248,078
1	Ginnie Mae I Pool	5.000%	1/15/18–8/15/40	3,317,576	3,540,346
1	Ginnie Mae I Pool	5.500%	4/15/13–2/1/41	4,758,156	5,187,602
1	Ginnie Mae I Pool	6.000%	10/15/16–2/1/41	3,032,792	3,366,324
1	Ginnie Mae I Pool	6.500%	4/15/11–2/1/41	2,899,358	3,272,997
1	Ginnie Mae I Pool	7.000%	11/15/31–12/15/36	206,971	240,329
1	Ginnie Mae I Pool	7.250%	12/15/26–2/15/27	148	173
1	Ginnie Mae I Pool	7.500%	9/15/16–10/15/31	76,532	88,259
1	Ginnie Mae I Pool	7.750%	2/15/27	149	172

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	8.000%	6/15/11–8/15/31	33,702	37,282
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	7,639	8,249
1	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	5,308	5,909
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	41	44
1	Ginnie Mae I Pool	9.500%	12/15/13–7/15/22	3,023	3,375
1	Ginnie Mae I Pool	10.000%	2/15/14–7/15/19	131	146
1	Ginnie Mae I Pool	11.000%	7/15/13–2/15/18	4	5
1	Ginnie Mae I Pool	11.500%	1/15/13–8/15/13	20	21
1	Ginnie Mae I Pool	13.500%	12/15/14	4	4
1	Ginnie Mae II Pool	3.500%	4/20/39–1/20/41	620,246	597,433
1	Ginnie Mae II Pool	4.000%	4/20/39–10/1/40	165,079	167,825
1	Ginnie Mae II Pool	4.500%	12/20/24–2/1/41	894,122	926,942
1	Ginnie Mae II Pool	5.000%	12/20/24–8/20/40	2,141,422	2,276,363
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	89,036	96,990
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	411,932	454,186
1	Ginnie Mae II Pool	6.500%	4/20/37–2/20/40	132,283	148,963
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	1,404	1,593
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	391	453
1	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	108	114
1	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	558	627
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	199	228
1	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	37	43
1	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	14	14
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	31	34
1	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	14	15
1	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	25	27
1	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	13	15
1	Ginnie Mae II Pool	13.000%	9/20/13–11/20/14	10	9
1	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	8	8
					35,164,986
Nonconventional Mortgage-Backed Securities (1.5%)
1,2	Fannie Mae Pool	3.960%	8/1/20	18,439	18,144
1,2	Fannie Mae Pool	4.210%	11/1/19	1,633	1,644
1,2	Fannie Mae Pool	4.240%	1/1/20	2,750	2,771
1,2	Fannie Mae Pool	4.400%	5/1/20	12,308	12,508
1,2	Fannie Mae Pool	4.430%	3/1/20	2,080	2,118
1,2	Fannie Mae Pool	4.560%	2/1/20	1,385	1,425
1,2	Fannie Mae Pool	4.570%	5/1/19	5,865	6,082
1,2	Fannie Mae Pool	4.601%	4/1/20	40,698	42,385
1,2	Fannie Mae Pool	4.680%	3/1/20	1,487	1,540
1	Ginnie Mae II Pool	4.000%	10/20/39–2/20/40	103,412	107,217
1	Ginnie Mae II Pool	4.500%	11/20/39	5,550	5,860
1,3	Government National Mortgage Assn.	0.461%	2/20/37	27,027	26,716
1	Government National Mortgage Assn.	5.000%	2/16/37–6/16/37	147,637	158,404
1	Government National Mortgage Assn.	5.500%	8/16/36	17,000	18,115
1	Government National Mortgage Assn.	6.000%	10/20/39	106,781	115,683
1	Government National Mortgage Assn.	6.500%	4/20/31	5,206	5,732
					526,344
Total U.S. Government and Agency Obligations (Cost $34,658,423)					35,691,330

66

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (20.4%)
Repurchase Agreements (20.4%)
Banc of America Securities, LLC
(Dated 1/31/11, Repurchase Value
$19,900,000, collateralized by
Government National Mortgage Assn.
2.510%–5.500%, 8/20/59–10/20/60)	0.220%	2/1/11	19,900	19,900
Barclays Capital Inc.
(Dated 1/31/11, Repurchase Value
$3,184,419,000, collateralized by Federal Farm
Credit Bank 4.875%, 12/16/15, Federal Home
Loan Bank 5.625%, 6/13/16, Federal Home Loan
Mortgage Corp. 0.750%–6.000%, 7/15/12–1/1/41,
Federal National Mortgage Assn. 2.412%–6.000%,
7/12/13–2/1/41, Federal National Mortgage Assn.
Discount Note 10/9/19, Government National
Mortgage Assn. 1.875%–7.500%, 6/15/17–1/20/41,
U.S. Treasury Bill 0.000%, 2/10/11–10/20/11,
U.S. Treasury Bond 6.250%–6.625%,
8/15/23–2/15/27, U.S. Treasury Inflation
Adjusted Note 0.625%–2.000%,
4/15/13–7/15/14, U.S. Treasury Note
1.125%–4.750%, 1/15/12–11/15/18)	0.220%	2/1/11	3,184,400	3,184,400
BNP Paribas Securities Corp.
(Dated 1/31/11, Repurchase Value $321,902,000,
collateralized by Federal Home Loan
Mortgage Corp. 3.000%–8.000%, 2/1/21–1/1/41,
Federal National Mortgage Assn. 3.000%–6.500%,
3/1/14–1/1/41, Government National
Mortgage Assn. 4.000%–5.000%,
7/15/39–7/15/51)	0.220%	2/1/11	321,900	321,900
Deutsche Bank Securities, Inc.
(Dated 1/31/11, Repurchase Value
$2,289,114,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–7.000%, 8/1/18–2/1/41)	0.220%	2/1/11	2,289,100	2,289,100
HSBC Bank USA
(Dated 1/31/11, Repurchase Value
$1,449,808,000, collateralized by
Federal National Mortgage Assn.
3.000%–8.500%, 3/1/14–11/1/50)	0.210%	2/1/11	1,449,800	1,449,800
Morgan Stanley
(Dated 1/31/11, Repurchase Value
$85,001,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–5.000%, 1/1/26–11/1/40)	0.220%	2/1/11	85,000	85,000
Total Temporary Cash Investments (Cost $7,350,100)				7,350,100
Total Investments (119.6%) (Cost $42,008,523)				43,041,430
Other Assets and Liabilities (-19.6%)
Other Assets[4]				946,920
Liabilities				(7,992,307)
				(7,045,387)
Net Assets (100%)				35,996,043

67

GNMA Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	43,041,430
Receivables for Investment Securities Sold	756,938
Other Assets[4]	189,982
Total Assets	43,988,350
Liabilities
Payables for Investment Securities Purchased	7,526,512
Other Liabilities	465,795
Total Liabilities	7,992,307
Net Assets	35,996,043

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	35,056,262
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(87,492)
Unrealized Appreciation (Depreciation)
Investment Securities	1,032,907
Futures Contracts	(5,634)
Net Assets	35,996,043

Investor Shares—Net Assets
Applicable to 1,341,062,066 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,384,333
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 2,014,875,450 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,611,710
Net Asset Value Per Share—Admiral Shares	$10.73

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Cash of $14,526,000, has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

68

GNMA Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	1,298,042
Total Income	1,298,042
Expenses
Investment Advisory Fees—Note B	3,371
The Vanguard Group—Note C
Management and Administrative—Investor Shares	31,324
Management and Administrative—Admiral Shares	13,466
Marketing and Distribution—Investor Shares	5,248
Marketing and Distribution—Admiral Shares	5,239
Custodian Fees	1,639
Auditing Fees	33
Shareholders’ Reports—Investor Shares	412
Shareholders’ Reports—Admiral Shares	95
Trustees’ Fees and Expenses	53
Total Expenses	60,880
Net Investment Income	1,237,162
Realized Net Gain (Loss)
Investment Securities Sold	705,544
Futures Contracts	21,502
Realized Net Gain (Loss)	727,046
Change in Unrealized Appreciation (Depreciation)
Investment Securities	61,685
Futures Contracts	9,949
Change in Unrealized Appreciation (Depreciation)	71,634
Net Increase (Decrease) in Net Assets Resulting from Operations	2,035,842

See accompanying Notes, which are an integral part of the Financial Statements.

69

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,237,162	1,304,882
Realized Net Gain (Loss)	727,046	491,502
Change in Unrealized Appreciation (Depreciation)	71,634	484,738
Net Increase (Decrease) in Net Assets Resulting from Operations	2,035,842	2,281,122
Distributions
Net Investment Income
Investor Shares	(566,169)	(631,612)
Admiral Shares	(671,525)	(673,270)
Realized Capital Gain[1]
Investor Shares	(379,701)	(119,488)
Admiral Shares	(538,787)	(125,453)
Total Distributions	(2,156,182)	(1,549,823)
Capital Share Transactions
Investor Shares	(3,467,218)	2,429,397
Admiral Shares	3,326,645	3,355,083
Net Increase (Decrease) from Capital Share Transactions	(140,573)	5,784,480
Total Increase (Decrease)	(260,913)	6,515,779
Net Assets
Beginning of Period	36,256,956	29,741,177
End of Period	35,996,043	36,256,956

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $718,088,000 and $176,902,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

70

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.76	$10.53	$10.47	$10.16	$10.29
Investment Operations
Net Investment Income	.359	.402	.511	.533	.522
Net Realized and Unrealized Gain (Loss)
on Investments	.245	.302	.060	.310	(.130)
Total from Investment Operations	.604	.704	.571	.843	.392
Distributions
Dividends from Net Investment Income	(.359)	(.402)	(.511)	(.533)	(.522)
Distributions from Realized Capital Gains	(.275)	(.072)	—	—	—
Total Distributions	(.634)	(.474)	(.511)	(.533)	(.522)
Net Asset Value, End of Period	$10.73	$10.76	$10.53	$10.47	$10.16

Total Return[1]	5.71%	6.81%	5.65%	8.56%	3.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,384	$17,800	$15,007	$12,916	$12,835
Ratio of Total Expenses to
Average Net Assets	0.23%	0.23%	0.22%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.71%	4.92%	5.22%	5.14%
Portfolio Turnover Rate	386%[2]	272%[2]	63%	21%	18%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 207% and 114% that is attributable to mortgage-dollar-roll activity in 2011 and 2010, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

71

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.76	$10.53	$10.47	$10.16	$10.29
Investment Operations
Net Investment Income	.372	.413	.522	.543	.532
Net Realized and Unrealized Gain (Loss)
on Investments	.245	.302	.060	.310	(.130)
Total from Investment Operations	.617	.715	.582	.853	.402
Distributions
Dividends from Net Investment Income	(.372)	(.413)	(.522)	(.543)	(.532)
Distributions from Realized Capital Gains	(.275)	(.072)	—	—	—
Total Distributions	(.647)	(.485)	(.522)	(.543)	(.532)
Net Asset Value, End of Period	$10.73	$10.76	$10.53	$10.47	$10.16

Total Return	5.84%	6.92%	5.76%	8.67%	4.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,612	$18,457	$14,734	$10,978	$10,159
Ratio of Total Expenses to
Average Net Assets	0.11%	0.13%	0.12%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.38%	3.81%	5.02%	5.32%	5.24%
Portfolio Turnover Rate	386%[1]	272%[1]	63%	21%	18%
1 Includes 207% and 114% that is attributable to mortgage-dollar-roll activity in 2011 and 2010, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. Although the fund forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions, in which the fund buys securities from a dealer pursuant to a TBA transaction and simultaneously sells similar securities for future settlement. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary

73

GNMA Fund

risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

5. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2011, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $6,202,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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GNMA Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	35,691,330	—
Temporary Cash Investments	—	7,350,100	—
Futures Contracts—Assets[1]	3,263	—	—
Total	3,263	43,041,430	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2011	(9,079)	(1,096,715)	(5,634)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $54,925,000 from accumulated net realized losses to paid-in capital.

Capital gains required to be distributed in December 2010 included net gains realized through October 31, 2010. The fund realized losses of $71,394,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

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GNMA Fund

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset future inflation adjustments that increase taxable income. The difference became permanent when the securities were sold. During the period ended January 31, 2011, the fund realized gains of $532,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund had realized losses totaling $8,427,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2011, the cost of investment securities for tax purposes was $42,030,181,000. Net unrealized appreciation of investment securities for tax purposes was $1,011,249,000, consisting of unrealized gains of $1,135,802,000 on securities that had risen in value since their purchase and $124,553,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2011, the fund purchased $140,542,904,000 of investment securities and sold $141,520,094,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,127,957	379,474	7,338,740	688,065
Issued in Lieu of Cash Distributions	838,186	77,383	653,872	61,205
Redeemed	(8,433,361)	(769,705)	(5,563,215)	(521,117)
Net Increase (Decrease)—Investor Shares	(3,467,218)	(312,848)	2,429,397	228,153
Admiral Shares
Issued	7,588,154	691,156	7,407,689	694,168
Issued in Lieu of Cash Distributions	962,513	88,967	608,944	56,994
Redeemed	(5,224,022)	(480,165)	(4,661,550)	(436,037)
Net Increase (Decrease)—Admiral Shares	3,326,645	299,958	3,355,083	315,125

I. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Long-Term Treasury Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.25%	0.12%
30-Day SEC Yield	4.09%	4.21%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	22	36	7,999
Yield to Maturity
(before expenses)	4.3%	4.3%	3.0%
Average Coupon	4.8%	5.1%	4.2%
Average Duration	12.6 years	13.8 years	5.0 years
Average Effective
Maturity	22.3 years	22.5 years	7.2 years
Short-Term
Reserves	0.4%	—	—
Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.64
Beta	0.99	2.67

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.4%
10 - 20 Years	43.1
20 - 30 Years	56.5

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Treasury Fund Investor
	Shares	3.58%	5.15%	6.13%	$18,123
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. Long Treasury
	Bond Index	4.29	5.46	6.32	18,461
	General U.S. Treasury Funds Average	4.79	5.35	5.23	16,650
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

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Long-Term Treasury Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
Long-Term Treasury Fund Admiral
Shares	3.71%	5.29%	6.25%	$91,460
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. Long Treasury
Bond Index	4.29	5.46	6.30	91,959
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	5.63%	-0.37%	5.26%	5.38%
2003	5.80	8.97	14.77	14.91
2004	4.95	-0.01	4.94	4.59
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29

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Long-Term Treasury Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	8.93%	5.46%	4.94%	1.47%	6.41%
Admiral Shares	2/12/2001	9.06	5.61	5.08[1]	1.48[1]	6.56[1]
1 Return since inception.

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Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.9%)
U.S. Government Securities (97.9%)
United States Treasury Note/Bond	8.000%	11/15/21	10,000	14,058
United States Treasury Note/Bond	7.250%	8/15/22	14,000	18,815
United States Treasury Note/Bond	7.125%	2/15/23	97,000	129,207
1 United States Treasury Note/Bond	6.250%	8/15/23	350,500	436,316
United States Treasury Note/Bond	6.000%	2/15/26	41,500	50,501
United States Treasury Note/Bond	6.375%	8/15/27	72,650	91,800
United States Treasury Note/Bond	6.125%	11/15/27	94,000	115,855
United States Treasury Note/Bond	5.250%	11/15/28	95,000	106,563
United States Treasury Note/Bond	5.250%	2/15/29	201,200	225,785
United States Treasury Note/Bond	5.375%	2/15/31	29,095	33,118
United States Treasury Note/Bond	4.500%	2/15/36	20,500	20,497
United States Treasury Note/Bond	4.750%	2/15/37	59,000	61,185
United States Treasury Note/Bond	4.375%	2/15/38	203,500	198,221
United States Treasury Note/Bond	4.500%	5/15/38	19,500	19,372
United States Treasury Note/Bond	3.500%	2/15/39	392,500	325,284
United States Treasury Note/Bond	4.250%	5/15/39	123,500	117,151
United States Treasury Note/Bond	4.500%	8/15/39	175,500	173,471
United States Treasury Note/Bond	4.375%	11/15/39	157,000	151,898
United States Treasury Note/Bond	4.625%	2/15/40	173,000	174,460
United States Treasury Note/Bond	4.375%	5/15/40	121,000	116,973
United States Treasury Note/Bond	3.875%	8/15/40	188,500	166,792
United States Treasury Note/Bond	4.250%	11/15/40	5,000	4,727
Total U.S. Government and Agency Obligations (Cost $2,810,465)				2,752,049
Temporary Cash Investment (0.8%)
Repurchase Agreement (0.8%)
RBS Securities, Inc.
(Dated 1/31/11, Repurchase Value $22,582,000,
collateralized by U.S. Treasury Note, 3.000%,
2/28/17) (Cost $22,582)	0.210%	2/1/11	22,582	22,582
Total Investments (98.7%) (Cost $2,833,047)				2,774,631
Other Assets and Liabilities (1.3%)
Other Assets				80,552
Liabilities				(45,060)
				35,492
Net Assets (100%)				2,810,123

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Long-Term Treasury Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,871,477
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(2,941)
Unrealized Appreciation (Depreciation)
Investment Securities	(58,416)
Futures Contracts	3
Net Assets	2,810,123

Investor Shares—Net Assets
Applicable to 115,462,896 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,243,550
Net Asset Value Per Share—Investor Shares	$10.77

Admiral Shares—Net Assets
Applicable to 145,455,582 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,566,573
Net Asset Value Per Share—Admiral Shares	$10.77

See Note A in Notes to Financial Statements.
1 Securities with a value of $2,739,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	125,957
Total Income	125,957
Expenses
The Vanguard Group—Note B
Investment Advisory Services	383
Management and Administrative—Investor Shares	2,608
Management and Administrative—Admiral Shares	824
Marketing and Distribution—Investor Shares	450
Marketing and Distribution—Admiral Shares	417
Custodian Fees	46
Auditing Fees	29
Shareholders’ Reports—Investor Shares	46
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	5
Total Expenses	4,824
Net Investment Income	121,133
Realized Net Gain (Loss)
Investment Securities Sold	111,838
Futures Contracts	(5,783)
Realized Net Gain (Loss)	106,055
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(138,606)
Futures Contracts	260
Change in Unrealized Appreciation (Depreciation)	(138,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,842

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	121,133	122,841
Realized Net Gain (Loss)	106,055	16,910
Change in Unrealized Appreciation (Depreciation)	(138,346)	(185,457)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,842	(45,706)
Distributions
Net Investment Income
Investor Shares	(60,508)	(65,986)
Admiral Shares	(60,625)	(56,616)
Realized Capital Gain[1]
Investor Shares	(38,585)	(63,529)
Admiral Shares	(47,303)	(52,686)
Total Distributions	(207,021)	(238,817)
Capital Share Transactions
Investor Shares	(164,465)	(296,210)
Admiral Shares	401,303	(124,101)
Net Increase (Decrease) from Capital Share Transactions	236,838	(420,311)
Total Increase (Decrease)	118,659	(704,834)
Net Assets
Beginning of Period	2,691,464	3,396,298
End of Period	2,810,123	2,691,464

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $0 and $50,976,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.15	$12.21	$11.76	$10.99	$11.40
Investment Operations
Net Investment Income	.462	.475	.499	.533	.547
Net Realized and Unrealized Gain (Loss)
on Investments	(.046)	(.623)	.563	.855	(.356)
Total from Investment Operations	.416	(.148)	1.062	1.388	.191
Distributions
Dividends from Net Investment Income	(.462)	(.474)	(.502)	(.533)	(.547)
Distributions from Realized Capital Gains	(.334)	(.438)	(.110)	(.085)	(.054)
Total Distributions	(.796)	(.912)	(.612)	(.618)	(.601)
Net Asset Value, End of Period	$10.77	$11.15	$12.21	$11.76	$10.99

Total Return[1]	3.58%	-1.35%	9.25%	13.09%	1.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,244	$1,446	$1,897	$1,518	$1,262
Ratio of Total Expenses to
Average Net Assets	0.22%	0.25%	0.25%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.98%	4.12%	4.19%	4.78%	4.96%
Portfolio Turnover Rate	52%	77%	80%	37%	68%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.15	$12.21	$11.76	$10.99	$11.40
Investment Operations
Net Investment Income	.476	.490	.516	.551	.564
Net Realized and Unrealized Gain (Loss)
on Investments	(.046)	(.623)	.563	.855	(.356)
Total from Investment Operations	.430	(.133)	1.079	1.406	.208
Distributions
Dividends from Net Investment Income	(.476)	(.489)	(.519)	(.551)	(.564)
Distributions from Realized Capital Gains	(.334)	(.438)	(.110)	(.085)	(.054)
Total Distributions	(.810)	(.927)	(.629)	(.636)	(.618)
Net Asset Value, End of Period	$10.77	$11.15	$12.21	$11.76	$10.99

Total Return	3.71%	-1.23%	9.41%	13.27%	1.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,567	$1,245	$1,499	$1,190	$863
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.10%	4.25%	4.33%	4.94%	5.12%
Portfolio Turnover Rate	52%	77%	80%	37%	68%

See accompanying Notes, which are an integral part of the Financial Statements.

86

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

87

Long-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $496,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,752,049	—
Temporary Cash Investments	—	22,582	—
Futures Contracts—Assets[1]	228	—	—
Futures Contracts—Liabilities[1]	(23)	—	—
Total	205	2,774,631	—
1 Represents variation margin on the last day of the reporting period.

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Long-Term Treasury Fund

D. At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2011	228	49,975	(44)
10-Year U.S. Treasury Note	March 2011	(190)	(22,951)	47

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,999,000 from accumulated net realized losses to paid-in capital.

Capital gains required to be distributed in December 2010 included net gains realized through October 31, 2010. The fund realized losses of $465,000 during the period from November 1, 2010, through January 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At January 31, 2011, the cost of investment securities for tax purposes was $2,833,049,000. Net unrealized depreciation of investment securities for tax purposes was $58,418,000, consisting of unrealized gains of $63,029,000 on securities that had risen in value since their purchase and $121,447,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $1,691,321,000 of investment securities and sold $1,545,909,000 of investment securities, other than temporary cash investments.

89

Long-Term Treasury Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	597,017	50,682	329,286	28,527
Issued in Lieu of Cash Distributions	92,171	8,124	120,581	10,266
Redeemed	(853,653)	(73,078)	(746,077)	(64,484)
Net Increase (Decrease)—Investor Shares	(164,465)	(14,272)	(296,210)	(25,691)
Admiral Shares
Issued	971,948	82,689	409,459	35,304
Issued in Lieu of Cash Distributions	90,599	8,024	91,203	7,765
Redeemed	(661,244)	(56,932)	(624,763)	(54,187)
Net Increase (Decrease)—Admiral Shares	401,303	33,781	(124,101)	(11,118)

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the statements of assets and liabilites and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $82,766,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

91

Special 2010 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,415,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $109,459,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $212,466,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $93,691,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

92

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

93

Six Months Ended January 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2010	1/31/2011	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,002.72	$1.11
Admiral Shares	1,000.00	1,003.33	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,001.68	$1.11
Admiral Shares	1,000.00	1,002.29	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$997.78	$1.11
Admiral Shares	1,000.00	998.38	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,006.25	$1.16
Admiral Shares	1,000.00	1,006.86	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$941.75	$1.08
Admiral Shares	1,000.00	942.32	0.49

94

Six Months Ended January 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2010	1/31/2011	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

95

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

96

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components) .
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008) .	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm) .	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032011

Vanguard Corporate Bond Funds
Annual Report

January 31, 2011

Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard High-Yield Corporate Fund

> As interest rates generally remained low, the U.S. bond market had another good year, although returns were not as exceptional as the year before.

> For the 12 months ended January 31, 2011, the Vanguard Corporate Bond Funds posted returns ranging from about 4% for the Short-Term Investment-Grade Fund to more than 13% for the High-Yield Corporate Fund.

> For the ten years through January 31, the average annual returns of the three investment-grade funds significantly exceeded their peer-group average returns, while the High-Yield Corporate Fund’s performance slightly lagged.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	44
Long-Term Investment-Grade Fund.	68
High-Yield Corporate Fund.	85
About Your Fund’s Expenses.	103
Glossary.	106

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2011

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.89%	3.39%	0.99%	4.38%
Admiral™ Shares	2.00	3.50	0.99	4.49
Institutional Shares	2.04	3.54	0.99	4.53
Barclays Capital U.S. 1–5 Year Credit Bond Index				4.78
1–5 Year Investment-Grade Debt Funds Average				3.82
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	3.54%	4.98%	3.66%	8.64%
Admiral™ Shares	3.66	5.11	3.66	8.77
Barclays Capital U.S. 5–10 Year Credit Bond Index				9.09
Intermediate Investment-Grade Debt Funds
Average				6.25
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	5.63%	5.79%	1.22%	7.01%
Admiral™ Shares	5.75	5.92	1.22	7.14
Barclays Capital U.S. Long Credit A or Better
Bond Index				7.22
Corporate A-Rated Debt Funds Average				6.08
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard High-Yield Corporate Fund
Investor Shares	6.16%	8.23%	5.47%	13.70%
Admiral™ Shares	6.28	8.37	5.47	13.84
Barclays Capital U.S. Corporate High Yield Bond
Index				16.19
High-Current-Yield Funds Average				15.28
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

The powerful corporate bond rally that began in 2009 continued, in more muted fashion, during the fiscal year that ended in January 2011. With short-term interest rates anchored near 0% by Federal Reserve policy, yield-hungry investors generally reached further out along the maturity curve and further down the credit-quality ladder. As a result, corporate bonds again outperformed like-maturity U.S. Treasury bonds, creating tailwinds for the Vanguard Corporate Bond Funds.

The best performer for the fiscal year was Vanguard High-Yield Corporate Fund, which returned more than 13%. Returns for the three investment-grade funds ranged from more than 4% for the Short-Term Investment-Grade Fund to more than 8% for the Intermediate-Term Investment-Grade Fund, outpacing the average returns of their peers but trailing their benchmark index returns. The higher-quality orientation of the High-Yield Corporate Fund again held back its results relative to its comparative standards, but to a much smaller degree than in the previous fiscal year.

Amid continued strong investor demand, especially for lower-quality bonds, the 30-day SEC yield for each fund was lower at the end of January 2011 than it had been the year before, as shown in the table on page 6. And because bond prices

2

and yields move in opposite directions, each fund’s capital return—from price appreciation—was positive.

Please note: As part of our ongoing efforts to lower the cost of investing for all of our clients, we have broadened the availability of our lower-cost Admiral Shares, reducing the Admiral minimums for most of our actively managed funds from $100,000 to $50,000.

A strong start but a faltering finish for bonds
In January 2010, the bond market’s near-term prospects looked dubious, in large part because yields hovered near generational lows. Over the following 12 months, however, yields dipped lower still. The taxable bond market returned about 5% for the year. As investors searched for yield, corporate bonds produced the best returns, with the riskiest credits leading the market.

Toward the end of the fiscal year, an improving economic outlook pushed interest rates higher, putting pressure on bond prices. This dynamic was evident in the municipal bond market, where rising rates and a confluence of other factors weighed on prices. The expiration of the Build America Bonds program, for example, raised the prospect of a spike in new tax-exempt issuance, while the extension of federal tax rate cuts that were set to expire made munis’ tax exemption somewhat less attractive. For the full year, the muni market returned about 1%.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.06%	5.36%	5.82%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	1.10	3.39	3.88
Citigroup Three-Month U.S. Treasury Bill Index	0.14	0.59	2.23

Stocks
Russell 1000 Index (Large-caps)	23.33%	0.45%	2.51%
Russell 2000 Index (Small-caps)	31.36	4.57	2.64
Dow Jones U.S. Total Stock Market Index	24.31	1.22	2.86
MSCI All Country World Index ex USA (International)	18.50	-0.96	4.08

CPI
Consumer Price Index	1.63%	1.42%	2.12%

3

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Stocks rallied as economy ground into gear
Global stock markets produced excellent returns for the fiscal year, with much of the strength materializing in the second half. Europe’s sovereign debt challenges and concerns that the economic recovery in the United States might not reach escape velocity seemed to recede from investors’ minds, displaced by strong corporate earnings and a powerful rebound in consumer spending and in the manufacturing sector.

The U.S. stock market returned about 24%. Small- and mid-capitalization stocks, often the first to respond to changes in the economic outlook, did even better. As a group, non-U.S. stock markets returned more than 18%. Emerging markets were the best performers. Despite high-profile dramas in Europe’s government bond markets, European stocks produced double-digit gains. Asia’s developed markets turned in mixed results on local exchanges, but the strength of the yen,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.24%	0.12%	0.09%	0.87%
Intermediate-Term Investment-Grade
Fund	0.24	0.11	—	0.91
Long-Term Investment-Grade Fund	0.26	0.13	—	1.06
High-Yield Corporate Fund	0.28	0.15	—	1.22

The fund expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.22% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.24% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High-Current-Yield Funds.

4

the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

Yield-hungry investors again favored lower-quality bonds
A key indicator of the health of corporate bonds is the relationship of their yields to those of comparable-maturity U.S. Treasury bonds, which are considered to be free of credit risk. When investors feel confident about the economy and the strength of corporate America, they tend to require less incentive to accept the higher risk associated with corporate bonds. Reflecting this growing confidence, the yield spreads between corporate and Treasury bonds continued to narrow during the fiscal year. And even as worries about inflation surfaced late in the period, investors’ hearty appetite for income enabled corporate borrowers to sell significant amounts of new bonds—including more than $50 billion of investment-grade bank and other finance bonds in January.

Just as in the stock market, however, there were ups and downs in the returns of the various segments of the corporate bond market during the year. May was a difficult month almost across the board, as European sovereign debt concerns reached a fever pitch and investors sought the safety of U.S. Treasury bonds. Several sectors also posted negative returns in November and December. Such volatility meant that it paid to be discriminating.

Total Returns
Ten Years Ended January 31, 2011
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	4.51%
Barclays Capital U.S. 1–5 Year Credit Bond Index	5.44
1–5 Year Investment-Grade Debt Funds Average	3.42
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Intermediate-Term Investment-Grade Fund Investor Shares	6.23%
Barclays Capital U.S. 5–10 Year Credit Bond Index	6.80
Intermediate Investment-Grade Debt Funds Average	4.75
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Long-Term Investment-Grade Fund Investor Shares	6.64%
Barclays Capital U.S. Long Credit A or Better Bond Index	6.52
Corporate A-Rated Debt Funds Average	4.87
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
High-Yield Corporate Fund Investor Shares	6.11%
Barclays Capital U.S. Corporate High Yield Bond Index	8.34
High-Current-Yield Funds Average	6.15
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Not surprisingly, with short-term rates held low, the Short-Term Investment-Grade Fund posted the lowest fiscal-year return of the corporate funds: 4.38% for Investor Shares. Its counterpart, the Intermediate-Term Investment-Grade Fund, returned 8.64% for Investor Shares. Both funds continued to benefit from asset-backed and commercial mortgage-backed securities—which together represented nearly one-quarter of the average assets of the short-term fund and a smaller slice of the intermediate-term fund. The high-quality auto loans, credit-card receivables, and mortgages selected by Vanguard Fixed Income Group, the funds’ advisor, performed well. However, the advisor’s decision to modestly raise its stake in highly liquid (but lower-returning) securities—including U.S. Treasuries—held back results.

The Long-Term Investment-Grade Fund, advised by Wellington Management Company, llp, returned 7.01% for Investor Shares. This fund did not hold asset-backed or commercial mortgage-backed securities but enjoyed good results from the financial sector, especially insurance companies. Meanwhile, the High-Yield Corporate Fund, also advised by Wellington, returned 13.70% for Investor Shares—down from the previous year’s stratospheric level. Bonds rated below investment-grade attracted such strong investor interest that their average yields fell below 7% in January, nearly an all-time low.

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2010	2011
Short-Term Investment-Grade
Investor Shares	2.38%	1.89%
Admiral Shares	2.50	2.00
Institutional Shares	2.52	2.04
Intermediate-Term Investment-Grade
Investor Shares	4.11%	3.54%
Admiral Shares	4.24	3.66
Long-Term Investment-Grade
Investor Shares	5.74%	5.63%
Admiral Shares	5.86	5.75
High-Yield Corporate
Investor Shares	7.22%	6.16%
Admiral Shares	7.33	6.28

6

For more information about the advisors’ strategies and the funds’ positioning during the year, please see the Advisors’ Report that follows this letter.

Credit analysis and low costs have been a formula for success
For the decade through January 2011, the average annual return of each of the investment-grade funds was more than 1 full percentage point ahead of its comparable peer-group average return. In the world of fixed income investing, that’s a significant edge. The High-Yield Corporate Fund’s average annual return was just behind that of its peer group.

Investors have benefited from the rigorous credit analysis and highly disciplined investment approaches of Vanguard Fixed Income Group and Wellington Management Company, llp. The advisors’ expertise has been especially helpful since the subprime mortgage market unraveled in 2007. Admittedly, there may be times when a focus on higher quality—such as that of the High-Yield Corporate Fund—may “cost” investors a modest amount of return. But we think it makes no sense to stretch for a few percentage points of yield when the consequence can be a total loss of capital.

Diversification and low costs aren’t likely to go out of style
In my letter a year ago, I sounded a note of caution about the risk that prices of existing bonds, even those with short maturities, are likely to fall when interest rates rise. We continue to remind investors of this risk. Also keep in mind that the recent robust bond returns have been powered by falling interest rates. By definition, there is now less room for rates to decline even more and thus less opportunity for the kinds of gains we’ve seen, especially since spring 2009.

With interest rates still near generational lows, it seems reasonable to assume that the next move may be up. Of course, a rise in rates is by no means preordained. Absent a crystal ball, diversification may be the next best thing. In fact, Vanguard research suggests that greater uncertainty about the outlook for the future—including economic growth, inflation, and interest rates—supports more fixed income diversification, not less.

Each of Vanguard’s Corporate Bond Funds holds a cross section of securities carefully chosen from its respective segment of the broad U.S. bond market. And each fund boasts Vanguard’s trademark low costs, which help investors keep more of the returns. Individually or in combination, the funds can help you maintain a balanced portfolio that is consistent with your investment objectives and goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2011

7

Your Fund’s Performance at a Glance
January 31, 2010 , Through January 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.70	$10.80	$0.356	$0.006
Admiral Shares	10.70	10.80	0.368	0.006
Institutional Shares	10.70	10.80	0.372	0.006
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.81	$9.94	$0.473	$0.227
Admiral Shares	9.81	9.94	0.485	0.227
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$9.04	$9.15	$0.523	$0.000
Admiral Shares	9.04	9.15	0.535	0.000
Vanguard High-Yield Corporate Fund
Investor Shares	$5.48	$5.78	$0.422	$0.000
Admiral Shares	5.48	5.78	0.429	0.000

8

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds
As investors sought yields higher than those available from money market funds and U.S. Treasury securities, investment-grade bonds had another good year—although returns were tamer than last year’s. For the fiscal year ended January 31, 2011, the Investor Shares of the Short-Term Investment-Grade Fund returned 4.38%; Admiral and Institutional Shares returned 4.49% and 4.53%, respectively. The Intermediate-Term Investment-Grade Fund returned almost twice as much (8.64% for Investor Shares and 8.77% for Admiral Shares). Both funds again topped the average returns of their peer groups but fell behind the results of their benchmark indexes.

The investment environment
Two overarching themes dominated the stock and bond markets: Investors continued both to become less risk averse and to reach for higher returns and yields. During some periods—for example, at the height of the Greek and pan-European sovereign debt crisis in May—the relative safety of U.S. Treasury securities seemed more appealing than riskier alternatives. Otherwise, investors generally viewed the glass as half-full, despite mostly tepid U.S. economic growth and stubbornly high unemployment. This positive attitude helped the broad stock and bond markets overcome some volatile setbacks to achieve solid results.

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2010	2011
2 years	0.83%	0.57%
3 years	1.37	0.96
5 years	2.35	1.96
10 years	3.61	3.38
30 years	4.51	4.57
Source: Vanguard.

9

The U.S. bond market
During the first half of the fiscal year, four major concerns weighed on the U.S. bond market: fiscal woes in Europe, “stress tests” for European banks, prospects for financial regulatory reform in the United States, and the fate of a major Wall Street investment bank amid fraud charges by the Securities and Exchange Commission.

By midsummer, these uncertainties were resolved to investors’ satisfaction, making August one of the broad bond market’s best months. When Ireland’s budget challenges became front-page news in late 2010, investors responded with more of a hiccup than a gasp.

Market conditions near the end of the fiscal year reminded us of those of a year ago. With plenty of cash on the sidelines, investors were stretching for yield and shrugging off risk. Robust demand helped corporate borrowers take advantage of low rates by selling significant amounts of new bonds.

In addition to these favorable “technical” conditions, fundamentals also turned very positive. Corporate balance sheets generally were stronger than ever before, with record amounts of cash. Companies started to generate top-line revenue growth—not just higher profits from cost-cutting—and reported healthy profit margins. We have yet to see a major uptick in capital expenditures, however. When capital spending does pick up, that will bode well for job creation, as we believe most employers are at or near the limits of the productivity increases they can achieve by reducing their workforce.

The end of the period saw a resurgence of mergers and acquisitions, a double-edged sword for bond investors. Bondholders can benefit when a stronger firm purchases the company in which they have invested. But the outcome can be less clear when a public company is taken private: A new private-equity owner may add more debt to the company and may no longer file public financial statements, making it more difficult to analyze creditworthiness. We view the increase in merger and acquisition activity as an idiosyncratic, or company-specific, risk—not a systemic one.

Management of the funds
As an integral part of our overall invest-ment strategy, we carefully consider and monitor the level of liquidity that we maintain in both funds. (Liquid securities trade frequently in large volumes and can be readily sold in the marketplace to raise cash when needed.) In addition to cash equivalents, our most liquid holdings include U.S. Treasury and agency securities and government mortgage-backed bonds.

During the second half of the fiscal year, we raised the funds’ liquidity targets again, especially for the Intermediate-Term Investment-Grade Fund. We did this as part of our conservative approach to managing the funds, to provide protection for shareholders in the event of accelerating

10

cash outflows if and when the prospect of inflation translates to rising interest rates and falling bond prices. After an extended period of exceptionally robust net cash inflows, bond funds industry-wide began to experience net outflows late in 2010.

Our stepped-up holdings of liquid securities meant that we missed out on some opportunities for higher returns. However, other decisions we made to position the funds boosted their results.

Both funds, especially the short-term fund, benefited from holding asset-backed securities (ABS) and commercial mortgage backed securities (CMBS)—which outperformed comparable-maturity Treasury bonds. For example, the Barclays Capital U.S. Investment Grade CMBS Index returned about 18%. The yield spreads of ABS and CMBS relative to Treasuries continued to move closer to historical norms after widening dramatically during the height of the financial crisis.

Our selections in the financial sector, particularly A-rated bonds that we identified as being mispriced by the market, performed very well. In energy, we added value through nimble trading during the Gulf of Mexico oil spill, when credit spreads on some bonds relative to Treasuries became unusually wide, creating attractive buying opportunities. In airlines, the best-performing segment of industrial bonds, we did well with enhanced equipment trust certificates (bonds that are backed by actual aircraft).

Looking ahead, Vanguard’s proprietary U.S. economic indicators suggest that—for the first time in five years—the balance of risks is now tilted toward better-than-expected job growth. These upside cyclical risks—should they be realized—would seem consistent with a self-sustaining economic recovery and, eventually, stronger upward pressure on trend inflation and U.S. interest rates.

As a result, recently we slightly shortened the duration (a measure of interest rate sensitivity) of both funds. We continue to favor CMBS and ABS for their total return potential, as well as some bonds in the finance sector with attractive yields. We have maintained a small, core position in utilities and continued to underweight very high-quality, fully valued industrial bonds. We are confident that our experienced team of credit analysts, traders, and portfolio managers will continue to skillfully guide the funds in the coming months and years.

Robert F. Auwaerter, Principal
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
Co-Head of Investment Grade Portfolio Management

Kenneth E. Volpert, CFA, Principal
Head of Taxable Bond Group

Vanguard Fixed Income Group

February 17, 2011

11

For the Long-Term Investment-Grade Fund

The investment environment
For the 12 months ended January 31, 2011, Vanguard Long-Term Investment-Grade Fund returned 7.01% for Investor Shares and 7.14% for Admiral Shares, just behind the return of its benchmark index but about 1 percentage point ahead of the average return of its peer funds.

The fund invests primarily in corporate bonds with 10 to 30 years until maturity. Its returns are affected by the direction of interest rates and by economic conditions that affect the creditworthiness of the issuers of corporate bonds.

We are still optimistic about the investment-grade corporate bond market and believe that credit spreads will continue to compress modestly relative to U.S. Treasuries. Strong credit fundamentals, positive demand/supply dynamics, and our belief that the United States will continue its slow recovery all support better relative valuations for the sector. We do not expect the Federal Reserve to raise interest rates in the near term as inflation concerns will not be enough to offset the high unemployment rate.

While the outlook for the economy has improved, headwinds continue, so we believe monetary policy will remain accommodative. Labor and housing markets in the United States are still a concern, while policy and regulatory uncertainty might continue to drive volatility in the European markets. The biggest risks in our view are the European sovereign debt issues that, if they cannot be contained, could lead to a breakdown of the financial system; tightening policy in China, which could inhibit global growth if done too aggressively; and rapid rises in interest rates, which could cause investors to exit fixed income markets.

Looking across the corporate bond investment universe, we see that companies continue to focus on free cash flow generation to strengthen balance sheets. From a fundamental perspective, nonfinancial corporations are getting even stronger, with improved balance-sheet and credit metrics. Financial companies continue to deleverage, improving their capital ratios as regulatory changes are implemented.

The technical backdrop has remained supportive for the sector: Low money market rates have helped to increase demand for corporate bonds as investors look for higher returns. In addition, the lack of net issuance in other investment-grade fixed income markets—such as structured finance—continues to be positive for investment-grade corporate demand. While we do expect to see more shareholder-friendly activity given the very high cash levels on corporate balance sheets, we do not expect this to result in general credit quality deterioration.

12

Corporate yields are attractive relative to the federal funds rate, but absolute yields are low by historical standards. As such, we expect lower total returns for investment-grade corporate bonds in 2011 than those realized in 2010.

The fund’s successes
Tighter credit spreads boosted the fund’s return. Our underweighting of noncorporate bonds, such as taxable municipal bonds and sovereign issues, and overweighting of financials—banks, insurance companies, and real estate investment trusts—helped our performance relative to the benchmark.

The fund’s shortfalls
Exposure to select utility companies, brokerage firms, and energy issuers—in the aftermath of the Gulf of Mexico oil spill—detracted from the fund’s relative performance.

The fund’s positioning
We expect that the fund’s long-term investment-grade bonds with excellent call protection will contribute to income stability. The major risks to the fund are a rise in long-term interest rates or a widening in corporate bond risk premiums, or both.

Corporate fundamentals continue to improve, and we believe that bond valuations relative to Treasuries remain attractive. In this environment, we favor the financial sector, which has the highest return potential, albeit also higher potential volatility. Success at raising capital, improving balance sheets, and realigning businesses has helped money-center banks become stronger, and we expect bonds of these issuers to continue to perform well. A strong regulatory environment will help to mitigate downside risks at these companies.

Valuations in the utilities sector and many of the more defensive industrial segments do not warrant increasing exposure; we expect these sectors to underperform as spreads tighten. Rather, we favor communications issuers, which typically generate significant free cash flows and have solid underlying credit metrics.

We generally purchase bonds of large, well-established companies with stable operating histories, and we do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

February 11, 2011

13

For the High-Yield Corporate Fund

The investment environment
For the fiscal year ended January 31, 2011, Vanguard High-Yield Corporate Fund returned 13.70% for Investor Shares and 13.84% for Admiral Shares, trailing the returns of its comparative standards.

The high-yield market ended the period on a strong note, capping a second straight year of positive double-digit returns driven by sustained accommodative monetary policy, slow improvement in the domestic economy, and investors’ continued demand for yield.

Average high-yield bond prices rose from $96 per $100 of par value in January 2010 to $103 per $100 of par value in January 2011. With little headwind from default losses, the total return for the high-yield market was 16.19% for the 12 months. Returns were better in the lowest ratings categories. The Caa segment of the market returned about 18%, and the distressed segment of the market, consisting of bonds rated below Caa, returned about 32%. In comparison, high-yield bonds rated Ba or B returned slightly more than 15%. Our return was hurt on a relative basis by the fund’s holdings of cash and U.S. Treasury securities and its higher-quality positioning.

Strong demand for high-yield bonds was met with record new issuance of $229 billion in calendar-year 2010, far surpassing the previous record of $133 billion in 2007.

Borrowers took advantage of the open market to refinance a significant portion of debt maturing in 2012 and 2013. The wall of maturing leveraged loans that seemed so daunting just a year ago now appears more manageable. In general, high-yield companies exited the year a bit healthier, with less near-term debt and better liquidity.

Over the course of the fiscal year, the spread of the high-yield market compressed from 636 basis points over Treasuries on January 31, 2010, to 491 basis points at the end of January 2011, close to its 20-year average of 519 basis points. However, in our view, the real story is in the market yield, which contracted even more meaningfully, from 9.0% at the beginning of the period to 7.0% at the end. This yield was well below its 20-year average of 10.5% and within roughly 20 basis points of its all-time low of 6.8%, achieved in 2004–2005 in the buildup to the recent credit bubble.

Nominal interest rates are so low that issuers are borrowing to fund projects beyond operating or minimal capital needs. The pendulum of capital deployment has begun to swing back to shareholders. An increasing mix of new-issue proceeds is being raised for acquisitions, capital expenditures, dividends, share repurchases, and buyouts. On the margin, companies appear to be more aggressive with the cash on their balance sheets and more willing to borrow. At the same time, low-quality issuance is on the rise. Caa-rated issuance

14

increased from 8% of the market in 2009 to 17% in 2010. Credit standards and covenants have loosened well ahead of the recovery of the underlying economy.

While we acknowledge that in the near term a supportive Federal Reserve and modest economic growth are likely to keep default risk low, we are surprised at investors’ willingness to drive the high-yield market yield to such lows. Over the longer term, we believe that current yields may prove to be inadequate compensation for rising rates brought on by the combination of inflation and the end of the Fed’s zero rate policy.

The fund’s successes
The fund benefited from an underweighting of the home construction, consumer products, and metal sectors and from bond selection in cable media, construction machinery, and manufacturing.

The fund’s shortfalls
The fund’s higher-quality positioning and holdings in cash and Treasuries hurt relative performance for the year. Bond selection in the financial, media, and technology sectors and underweightings in financials and media also detracted.

The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these issuers have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We prefer higher-quality bonds in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and by industry and to de-emphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

February 11, 2011

15

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.24%	0.12%	0.09%
30-Day SEC Yield	1.89%	2.00%	2.04%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,211	1,576	7,999
Yield to Maturity
(before expenses)	1.7%	2.1%	3.0%
Average Coupon	3.7%	4.5%	4.2%
Average Duration	2.2 years	2.8 years	5.0 years
Average Effective
Maturity	3.0 years	3.0 years	7.2 years
Short-Term
Reserves	3.3%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	18.3%
Commercial Mortgage-Backed	3.2
Finance	33.9
Foreign	1.3
Government Mortgage-Backed	0.3
Industrial	30.3
Treasury/Agency	5.0
Utilities	6.2
Other	1.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.84	0.27
Beta	0.81	0.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	12.5%
1 - 3 Years	56.2
3 - 5 Years	24.7
5 - 7 Years	4.6
7 - 10 Years	0.7
20 - 30 Years	0.2
Over 30 Years	1.1

Distribution by Credit Quality (% of portfolio)
Aaa	23.5%
Aa	25.6
A	26.9
Baa	18.1
Ba	1.0
B	0.1
Caa	0.8
Not Rated	4.0

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.22% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares.

16

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Investment-Grade Fund
	Investor Shares	4.38%	4.96%	4.51%	$15,548
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. 1–5 Year Credit
	Bond Index	4.78	5.73	5.44	16,989
	1–5 Year Investment-Grade Debt
	Funds Average	3.82	3.42	3.42	14,002
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

17

Short-Term Investment-Grade Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
Short-Term Investment-Grade Fund
Admiral Shares	4.49%	5.08%	4.63%	$78,518
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. 1–5 Year
Credit Bond Index	4.78	5.73	5.46	84,915
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

				Final Value
	One	Five	Ten	of a $50,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	4.53%	5.11%	4.65%	$78,778,924
Barclays Capital U.S. Aggregate Bond
Index	5.06	5.82	5.68	86,849,182
Barclays Capital U.S. 1–5 Year Credit
Bond Index	4.78	5.73	5.44	84,944,741

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.36%	0.56%	6.92%	8.26%
2003	5.41	-0.37	5.04	8.74
2004	4.03	0.28	4.31	5.56
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78

18

Short-Term Investment-Grade Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	5.21%	4.90%	4.50%	0.12%	4.62%
Admiral Shares	2/12/2001	5.33	5.01	4.57[1]	0.04[1]	4.61[1]
Institutional Shares	9/30/1997	5.37	5.05	4.64	0.12	4.76
1 Return since inception.

19

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States
	Treasury Note/Bond	1.000%	3/31/12	579,500	583,939	1.5%
	United States
	Treasury Note/Bond	1.375%	1/15/13	390,000	396,033	1.1%
2	United States
	Treasury Note/Bond	1.375%	2/15/12	234,500	237,028	0.6%
	United States
	Treasury Note/Bond	1.375%	3/15/13	194,500	197,569	0.5%
	United States
	Treasury Note/Bond	1.375%	2/15/13	194,000	197,061	0.5%
	United States
	Treasury Note/Bond	0.875%–1.875%	12/31/11–8/31/15	109,839	110,947	0.3%
					1,722,577	4.5%
Agency Bonds and Notes †					106,521	0.3%
Conventional Mortgage-Backed Securities †					27,839	0.1%
Nonconventional Mortgage-Backed Securities †					70,442	0.2%
Total U.S. Government and Agency Obligations (Cost $1,913,993)					1,927,379	5.1%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4,5] Arkle Master Issuer PLC		1.534%	5/17/60	156,300	155,689	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.341%	12/16/19	261,055	254,223	0.7%
3,4	Capital One Multi-Asset
	Execution Trust	0.301%	7/15/20	166,795	161,476	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.291%–5.050%	3/17/14–11/15/19	371,753	373,223	1.0%
4	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	216,700	234,604	0.6%

20

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Citibank Credit Card
	Issuance Trust	2.250%	12/23/14	101,800	104,109	0.3%
3,4	Citibank Credit Card
	Issuance Trust	0.331%–5.650%	7/15/14–5/20/20	513,745	525,542	1.4%
[3,4,5] Citibank Omni Master Trust		2.361%	5/16/16	138,300	140,202	0.4%
3,4	Discover Card Master Trust	1.561%	12/15/14	212,405	215,387	0.5%
3,4	Discover Card Master Trust	0.841%	3/15/18	181,400	181,915	0.5%
3,4	Discover Card Master Trust	0.642%	6/15/15	146,150	146,146	0.4%
3,4	Discover Card Master Trust	0.911%	9/15/15	120,273	121,088	0.3%
3,4	Discover Card Master Trust	1.561%–5.650%	2/17/15–12/15/15	167,925	177,241	0.4%
[3,4,5] Nissan Master Owner Trust
	Receivables	1.411%	1/15/15	116,600	118,185	0.3%
[3,4,5] Nordstrom Private Label
	Credit Card Master Note Trust	0.321%	5/15/15	113,210	112,355	0.3%
[3,4,5] Permanent Master Issuer plc		1.439%	7/15/42	110,800	110,130	0.3%
[3,4,5] Silverstone Master Issuer plc		1.803%	1/21/55	103,100	103,116	0.3%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,946,244	13.0%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,101,550)					8,180,875	21.5%
Corporate Bonds
Finance
	Banking
	American Express Credit Corp.	7.300%	8/20/13	106,070	119,601	0.3%
	Bank of Nova Scotia	2.250%	1/22/13	163,800	167,435	0.4%
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	111,655	114,111	0.3%
	Bank One Corp.	5.250%	1/30/13	13,965	14,903	0.0%
	Barclays Bank plc	2.500%	1/23/13	233,215	236,965	0.6%
	Bear Stearns Cos. LLC	5.700%	11/15/14	44,615	49,418	0.1%
	BNP Paribas	3.250%	3/11/15	102,300	103,409	0.3%
	Citigroup Inc.	6.500%	8/19/13	100,265	110,266	0.3%
	Citigroup Inc.	4.750%–6.375%	9/29/11–5/19/15	296,335	315,970	0.8%
	Credit Suisse	5.000%	5/15/13	293,298	314,242	0.8%
	Credit Suisse	5.500%	5/1/14	195,360	215,127	0.6%
	Credit Suisse	2.200%–3.500%	7/2/12–3/23/15	132,465	134,432	0.4%
	Credit Suisse USA Inc.	6.125%	11/15/11	40,835	42,583	0.1%
	Deutsche Bank AG	2.375%	1/11/13	348,100	353,979	0.9%
	Deutsche Bank AG	5.375%	10/12/12	99,445	106,284	0.3%
	Deutsche Bank AG	3.450%–4.875%	5/20/13–3/30/15	119,436	125,561	0.3%
	Golden West Financial Corp.	4.750%	10/1/12	17,700	18,726	0.1%
5	HSBC Bank plc	1.625%–6.950%	3/15/11–6/28/15	110,937	111,469	0.3%
	Intesa Sanpaolo SpA	2.375%	12/21/12	139,200	139,668	0.4%
	JPMorgan Chase & Co.	4.750%	5/1/13	124,331	133,064	0.4%
3	JPMorgan Chase & Co.	1.551%–5.750%	6/1/11–1/15/16	343,784	354,381	0.9%
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	126,565	134,123	0.4%
	Royal Bank of Canada	2.250%	3/15/13	151,285	154,884	0.4%
5	Royal Bank of Scotland plc	4.875%	8/25/14	135,652	139,157	0.4%
	Royal Bank of Scotland plc	3.400%	8/23/13	106,075	107,116	0.3%
	UBS AG	2.250%	1/28/14	102,600	102,902	0.3%
	Wachovia Bank NA	4.800%–5.000%	11/1/14–8/15/15	32,000	34,310	0.1%
	Wachovia Corp.	5.500%	5/1/13	177,727	193,097	0.5%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	5,975	6,068	0.0%
	Wells Fargo & Co.	3.625%–4.375%	1/31/13–4/15/15	158,650	167,303	0.4%
	Wells Fargo Bank NA	6.450%	2/1/11	48,425	48,421	0.1%

21

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Wells Fargo Capital XIII	7.700%	12/29/49	104,495	107,891	0.3%
4	Wells Fargo Capital XV	9.750%	12/29/49	40,376	44,212	0.1%
	Wells Fargo Financial Inc.	5.500%	8/1/12	5,650	6,012	0.0%
5	Banking—Other †				3,923,246	10.3%
5	Brokerage †				218,526	0.6%
	Finance Companies
	General Electric Capital Corp.	5.250%	10/19/12	154,355	164,819	0.4%
3,4	General Electric Capital Corp.	0.474%–6.375%	6/15/12–11/15/17	401,521	420,050	1.1%
	HSBC Finance Corp.	6.375%	10/15/11	101,295	105,242	0.3%
3	HSBC Finance Corp.	0.652%–7.000%	5/15/11–6/1/16	412,803	430,748	1.2%
5	Finance Companies—Other †				191,518	0.5%
	Insurance
	Berkshire Hathaway
	Finance Corp.	1.500%–5.100%	4/15/12–12/15/15	184,795	193,892	0.5%
	Berkshire Hathaway Inc.	2.125%	2/11/13	152,600	156,282	0.4%
5	Insurance—Other †				1,670,580	4.4%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	7,902	0.0%
5	Real Estate Investment Trusts—Other †				321,755	0.9%
					12,331,650	32.5%
Industrial
	Basic Industry
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	110,525	134,155	0.3%
5	Basic Industry—Other †				672,989	1.8%
	Capital Goods
	General Electric Co.	5.000%	2/1/13	178,423	191,296	0.5%
5	Capital Goods—Other †				1,157,425	3.1%
	Communication
	Cellco Partnership/Verizon
	Wireless Capital LLC	3.750%	5/20/11	141,027	142,405	0.4%
	Cellco Partnership/Verizon
	Wireless Capital LLC	5.250%–7.375%	2/1/12–2/1/14	132,440	148,475	0.4%
5	NBC Universal Inc.	2.100%	4/1/14	43,850	43,759	0.1%
5	NBCUniversal Media LLC	3.650%	4/30/15	29,650	30,570	0.1%
	Telefonica Emisiones SAU	5.984%	6/20/11	112,190	114,507	0.3%
	Verizon Communications Inc.	4.350%–5.550%	2/15/13–2/15/16	147,763	160,950	0.4%
	Verizon Global Funding Corp.	6.875%–7.375%	6/15/12–9/1/12	61,339	67,233	0.2%
5	Communication—Other †				1,827,557	4.8%
5	Consumer Cyclical †				1,100,190	2.9%
	Consumer Noncyclical
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	95,400	103,381	0.3%
	Novartis Capital Corp.	1.900%	4/24/13	131,480	134,025	0.3%
5	Consumer Noncyclical—Other †				2,197,505	5.8%
	Energy
	Shell International Finance BV	4.000%	3/21/14	138,195	148,344	0.4%
	Shell International Finance BV	1.875%	3/25/13	125,750	127,897	0.3%
5	Energy—Other †				834,058	2.2%
	Technology
	International Business
	Machines Corp.	1.000%	8/5/13	130,335	130,374	0.3%
5	Technology—Other †				1,097,668	2.9%
	Transportation
	Burlington Northern Santa Fe LLC	5.900%	7/1/12	4,800	5,136	0.0%
5	Transportation—Other †				406,528	1.1%
					10,976,427	28.9%

22

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
	Electric
	MidAmerican Energy Co.	5.650%	7/15/12	39,025	41,623	0.1%
	MidAmerican Energy
	Holdings Co.	3.150%–5.000%	7/15/12–2/15/14	39,805	41,047	0.1%
5	Electric—Other †				1,657,220	4.4%
5	Natural Gas †				432,898	1.1%
					2,172,788	5.7%
Total Corporate Bonds (Cost $24,979,375)					25,480,865	67.1%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $462,119) †					474,362	1.3%
Taxable Municipal Bonds (Cost $150,176) †					149,833	0.4%
Tax-Exempt Municipal Bonds (Cost $25,700) †					25,700	0.1%
Convertible Preferred Stock (Cost $29,160) †					19	0.0%

				Shares
Preferred Stocks
	General Electric Capital Corp. Pfd.	6.450%		180,000	4,565	0.0%
	Preferred Stocks—Other †				95,716	0.2%
Total Preferred Stocks (Cost $122,720)					100,281	0.2%
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $1,336,680)	0.207%		1,336,679,650	1,336,680	3.5%
Total Investments (Cost $37,121,473)					37,675,994	99.2%
Other Assets and Liabilities
Other Assets					788,749	2.1%
Liabilities					(492,977)	(1.3%)
					295,772	0.8%
Net Assets					37,971,766	100.0%

23

Short-Term Investment-Grade Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	37,258,716
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	76,706
Unrealized Appreciation (Depreciation)
Investment Securities	554,521
Futures Contracts	18,668
Swap Contracts	63,155
Net Assets	37,971,766

Investor Shares—Net Assets
Applicable to 1,412,551,918 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,248,576
Net Asset Value Per Share—Investor Shares	$10.80

Admiral Shares—Net Assets
Applicable to 1,976,510,623 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,336,536
Net Asset Value Per Share—Admiral Shares	$10.80

Institutional Shares—Net Assets
Applicable to 128,452,693 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,386,654
Net Asset Value Per Share—Institutional Shares	$10.80

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $1,606,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $21,984,000 have been segregated as initial margin for open futures contracts.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $6,077,038,000, representing 16.0% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends	6,400
Interest[1]	1,201,668
Total Income	1,208,068
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,669
Management and Administrative—Investor Shares	27,674
Management and Administrative—Admiral Shares	13,088
Management and Administrative—Institutional Shares	318
Marketing and Distribution—Investor Shares	4,760
Marketing and Distribution—Admiral Shares	5,575
Marketing and Distribution—Institutional Shares	475
Custodian Fees	471
Auditing Fees	43
Shareholders’ Reports—Investor Shares	348
Shareholders’ Reports—Admiral Shares	86
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	50
Total Expenses	57,557
Net Investment Income	1,150,511
Realized Net Gain (Loss)
Investment Securities Sold	288,849
Futures Contracts	(95,061)
Swap Contracts	123,930
Swaption Contracts	(105)
Realized Net Gain (Loss)	317,613
Change in Unrealized Appreciation (Depreciation)
Investment Securities	90,596
Futures Contracts	21,260
Swap Contracts	15,159
Swaption Contracts	—
Change in Unrealized Appreciation (Depreciation)	127,015
Net Increase (Decrease) in Net Assets Resulting from Operations	1,595,139
1 Interest income from an affiliated company of the fund was $2,172,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,150,511	990,741
Realized Net Gain (Loss)	317,613	86,296
Change in Unrealized Appreciation (Depreciation)	127,015	2,192,209
Net Increase (Decrease) in Net Assets Resulting from Operations	1,595,139	3,269,246
Distributions
Net Investment Income
Investor Shares	(526,850)	(478,143)
Admiral Shares	(664,355)	(506,827)
Institutional Shares	(50,255)	(59,606)
Realized Capital Gain
Investor Shares	(8,436)	—
Admiral Shares	(11,890)	—
Institutional Shares	(713)	—
Total Distributions	(1,262,499)	(1,044,576)
Capital Share Transactions
Investor Shares	(27,237)	4,517,510
Admiral Shares	4,205,750	7,688,626
Institutional Shares	(467,632)	714,155
Net Increase (Decrease) from Capital Share Transactions	3,710,881	12,920,291
Total Increase (Decrease)	4,043,521	15,144,961
Net Assets
Beginning of Period	33,928,245	18,783,284
End of Period	37,971,766	33,928,245

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70	$9.81	$10.76	$10.54	$10.50
Investment Operations
Net Investment Income	.330	.387	.477	.520	.479
Net Realized and Unrealized Gain (Loss)
on Investments	.132	.907	(.936)	.216	.031
Total from Investment Operations	.462	1.294	(.459)	.736	.510
Distributions
Dividends from Net Investment Income	(.356)	(.404)	(.491)	(.516)	(.470)
Distributions from Realized Capital Gains	(.006)	—	—	—	—
Total Distributions	(.362)	(.404)	(.491)	(.516)	(.470)
Net Asset Value, End of Period	$10.80	$10.70	$9.81	$10.76	$10.54

Total Return[1]	4.38%	13.44%	-4.35%	7.17%	4.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,249	$15,115	$9,557	$11,201	$10,364
Ratio of Total Expenses to
Average Net Assets	0.22%	0.24%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.05%	3.66%	4.65%	4.91%	4.55%
Portfolio Turnover Rate	48%	59%[2]	49%	48%	43%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70	$9.81	$10.76	$10.54	$10.50
Investment Operations
Net Investment Income	.342	.400	.487	.532	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.132	.907	(.936)	.216	.031
Total from Investment Operations	.474	1.307	(.449)	.748	.521
Distributions
Dividends from Net Investment Income	(.368)	(.417)	(.501)	(.528)	(.481)
Distributions from Realized Capital Gains	(.006)	—	—	—	—
Total Distributions	(.374)	(.417)	(.501)	(.528)	(.481)
Net Asset Value, End of Period	$10.80	$10.70	$9.81	$10.76	$10.54

Total Return	4.49%	13.58%	-4.26%	7.29%	5.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,337	$16,973	$8,225	$8,403	$6,993
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.16%	3.78%	4.75%	5.02%	4.66%
Portfolio Turnover Rate	48%	59%[1]	49%	48%	43%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70	$9.81	$10.76	$10.54	$10.50
Investment Operations
Net Investment Income	.346	.404	.491	.535	.493
Net Realized and Unrealized Gain (Loss)
on Investments	.132	.907	(.936)	.216	.031
Total from Investment Operations	.478	1.311	(.445)	.751	.524
Distributions
Dividends from Net Investment Income	(.372)	(.421)	(.505)	(.531)	(.484)
Distributions from Realized Capital Gains	(.006)	—	—	—	—
Total Distributions	(.378)	(.421)	(.505)	(.531)	(.484)
Net Asset Value, End of Period	$10.80	$10.70	$9.81	$10.76	$10.54

Total Return	4.53%	13.62%	-4.22%	7.32%	5.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,387	$1,840	$1,002	$451	$400
Ratio of Total Expenses to
Average Net Assets	0.07%	0.09%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.20%	3.81%	4.79%	5.05%	4.69%
Portfolio Turnover Rate	48%	59%[1]	49%	48%	43%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or index of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap

30

Short-Term Investment-Grade Fund

contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

A swaption contract is an option to enter into a swap contract. The fund has purchased put swaptions whereby the fund has bought the right to enter into an interest rate swap, paying a fixed rate and receiving a floating rate. The fund has also written put swaptions whereby the fund has granted a counterparty the right to enter into an interest rate swap, with the fund paying a floating rate and receiving a fixed rate. The fund has no open swaptions at January 31, 2011.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset that is subsequently adjusted daily to the current market value of the swaption purchased. The premium received for a written swaption is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the swaption written. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. The primary risks associated with purchasing swaptions is that interest rates move such

31

Short-Term Investment-Grade Fund

that the option is out-of-the money, the position expires worthless, and the fund loses the amount that it paid to enter the trade. The primary risk associated with writing swaptions is that interest rates move such that the option is in-the-money, the counterparty exercises the option and the fund has a loss equal to the market value of the swap, less the premium received. A risk for all types of swaps and swaptions is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap or swaption contract. This risk is mitigated by entering into swaps and swaptions only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap and swaption contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $6,427,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.57% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

32

Short-Term Investment-Grade Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,927,379	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,180,875	—
Corporate Bonds	—	25,480,295	570
Sovereign Bonds	—	474,362	—
Taxable Municipal Bonds	—	149,833	—
Tax-Exempt Municipal Bonds	—	25,700	—
Convertible Preferred Stocks	19	—	—
Preferred Stocks	100,281	—	—
Temporary Cash Investments	1,336,680	—	—
Futures Contracts—Assets[1]	5,774	—	—
Futures Contracts—Liabilities[1]	(2,901)	—	—
Swap Contracts—Assets	—	93,922	—
Swap Contracts—Liabilities	—	(30,767)	—
Total	1,439,853	36,301,599	570
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2010	—
Transfers into Level 3	570
Balance as of January 31, 2011	570

33

Short-Term Investment-Grade Fund

D. At January 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	96,733	2,963	99,696
Liabilities	(25,048)	(8,620)	(33,668)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(95,061)	—	(95,061)
Swap Contracts	115,883	8,047	123,930
Swaptions	(105)	—	(105)
Realized Net Gain (Loss) on Derivatives	20,717	8,047	28,764

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	21,260	—	21,260
Swap Contracts	16,227	(1,068)	15,159
Swaptions	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	37,487	(1,068)	36,419

At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2011	(20,582)	(2,437,198)	22,463
10-Year U.S. Treasury Note	March 2011	(1,918)	(231,668)	652
30-Year U.S. Treasury Note	March 2011	(111)	(13,389)	24
Ultra Long U.S. Treasury Bond	March 2011	161	19,828	(1,096)
2-Year U.S. Treasury Note	March 2011	20,922	4,585,841	(3,375)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

34

Short-Term Investment-Grade Fund

At January 31, 2011, the fund had the following open swap contracts:
Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America
Corp./A2	3/20/15	DBAG	10,660	246	1.000	57
Bank of America
Corp./A2	9/20/15	RBS	7,700	248	1.000	71
Bank of America
Corp./A2	12/20/15	DBAG	17,110	856	1.000	417
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	27,300	1,144	1.000	(605)
Burlington Northern/A3	6/20/12	DBAG	18,400	—	0.400	85
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080	(9)
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070	(25)
Metlife Inc./A2	3/20/15	DBAG	11,700	706	1.000	553
Credit Protection Purchased
AT&T	6/20/13	GSCM	12,700	—	(1.040)	(146)
Bank of America Corp.	9/20/11	JPMC	8,000	(13)	(1.000)	(26)
Bank of America Corp.	12/20/13	DBAG	25,910	(568)	(1.000)	(448)
Bank of America Corp.	12/20/14	DBAG	13,300	(167)	(1.000)	57
Bank of America Corp.	12/20/14	BARC	13,300	(155)	(1.000)	66
Bank of America Corp.	12/20/14	BARC	9,700	(95)	(1.000)	62
Bank of America Corp.	12/20/15	DBAG	19,500	(915)	(1.000)	(347)
Bank of America Corp.	12/20/15	DBAG	19,500	(941)	(1.000)	(372)
Barclays Bank	6/20/11	RBS	10,000	66	(1.000)	17
Barclays Bank	9/20/11	BOANA	2,000	(2)	(1.000)	(2)
Brazil (Federative Republic)	12/20/15	BOANA	3,500	(43)	(1.000)	(8)
CDX IG Corp.[2]	12/20/15	BARC	77,300	85	(1.000)	(405)
Citigroup Inc.	6/20/14	BOANA	34,200	(1,462)	(5.000)	(5,471)
Danske Bank	12/20/15	BOANA	6,000	(43)	(1.000)	31
Danske Bank	12/20/15	BARC	6,000	(37)	(1.000)	36
Goldman Sachs & Co.	3/20/11	BOANA	10,000	—	(1.000)	(7)
Goldman Sachs & Co.	9/20/11	DBAG	20,000	(161)	(1.000)	(148)
Goldman Sachs & Co.	9/20/11	JPMC	10,000	(32)	(1.000)	(52)
Intesa SanPaolo Spa	6/20/15	DBAG	17,700	(312)	(1.000)	309
Intesa SanPaolo Spa	6/20/15	BOANA	17,700	(329)	(1.000)	295

35

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Intesa SanPaolo Spa	6/20/15	BOANA	8,900	(457)	(1.000)	92
J.P. Morgan Securities	9/20/11	GSCM	10,000	54	(1.000)	(20)
Mexico
(United Mexican States)	12/20/15	BOANA	3,500	(53)	(1.000)	(16)
Morgan Stanley	9/20/15	BARC	11,000	(606)	(1.000)	(301)
Wells Fargo	3/20/11	BOANA	13,000	43	(1.000)	(7)
Wells Fargo	9/20/11	BOANA	14,000	52	(1.000)	(36)
Wells Fargo	12/20/11	DBAG	10,000	54	(1.000)	(24)
Wells Fargo	3/20/15	GSCM	10,660	(90)	(1.000)	(145)
						(6,472)

1 BARC—Barclays Bank plc.
BOANA—Bank of America N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
RBS—Royal Bank of Scotland plc.
UBSAG—UBS AG.
2 CDX North American Investment Grade Index.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
3/15/11	BARC	8,900	0.546	(0.302)[2]	3
4/12/11	GSCM	40,713	0.334	(0.303)[2]	3
4/15/11	BOANA	25,400	1.050	(0.261)[3]	40
5/16/11	BOANA	3,400	0.943	(0.261)[3]	6
7/15/11	GSCM	3,380	1.086	(0.261)[3]	12
7/15/11	BOANA	10,355	1.093	(0.261)[3]	37
8/15/11	GSCM	3,400	1.091	(0.261)[3]	14
8/15/11	BOANA	13,850	0.833	(0.261)[3]	39
8/15/11	WFC	17,100	0.740	(0.261)[3]	39
9/15/11	BOANA	26,100	0.840	(0.261)[3]	83
10/6/11	WFC	50,585	1.719	(0.261)[3]	474
10/6/11	BARC	76,060	1.723	(0.261)[3]	715

36

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/15/11	WFC	5,000	1.508	(0.261)[3]	41
10/21/11	WFC	31,800	1.343	(0.303)[2]	219
11/15/11	WFC	14,250	0.607	(0.261)[3]	29
12/6/11	WFC	29,283	2.018	(0.303)[2]	397
1/15/12	WFC	10,200	1.383	(0.261)[3]	98
1/15/12	WFC	11,520	1.226	(0.261)[3]	94
1/15/12	WFC	4,180	1.148	(0.261)[3]	31
1/15/12	WFC	700	1.075	(0.261)[3]	4
1/15/12	WFC	380	1.050	(0.261)[3]	2
1/15/12	WFC	10,400	1.058	(0.261)[3]	68
2/6/12	WFC	61,196	1.485	(0.261)[3]	682
2/15/12	GSCM	2,410	0.688	(0.261)[3]	8
3/6/12	GSCM	55,124	1.501	(0.261)[3]	664
4/15/12	GSCM	8,940	1.543	(0.261)[3]	119
4/15/12	WFC	11,270	1.543	(0.261)[3]	150
4/16/12	WFC	5,075	1.988	(0.261)[3]	95
4/16/12	BOANA	890	1.573	(0.261)[3]	12
4/20/12	JPMC	45,000	1.175	(0.303)[2]	373
5/15/12	GSCM	89,500	1.900	(0.261)[3]	1,660
5/15/12	BOANA	2,075	1.349	(0.261)[3]	24
5/15/12	WFC	28,000	1.259	(0.261)[3]	289
5/15/12	WFC	48,800	1.138	(0.261)[3]	428
6/15/12	BARC	69,900	1.655	(0.261)[3]	1,121
6/15/12	BARC	3,280	1.678	(0.261)[3]	54
6/15/12	BARC	17,425	1.613	(0.261)[3]	270
6/15/12	WFC	55,500	1.571	(0.261)[3]	827
6/15/12	WFC	40,600	1.445	(0.261)[3]	535
6/15/12	JPMC	2,770	1.346	(0.261)[3]	33
7/15/12	BARC	36,250	1.683	(0.261)[3]	615
7/15/12	WFC	3,425	1.450	(0.261)[3]	47
7/15/12	WFC	3,650	1.590	(0.261)[3]	57
7/15/12	WFC	8,970	1.450	(0.261)[3]	122
7/15/12	JPMC	26,620	1.370	(0.261)[3]	331
7/27/12	GSCM	37,960	0.585	(0.304)[2]	5
8/15/12	WFC	77,375	1.845	(0.261)[3]	1,545
8/15/12	JPMC	11,450	1.444	(0.261)[3]	158

37

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/6/12	GSCM	11,556	2.073	(0.261)[3]	277
9/6/12	BOANA	66,506	2.065	(0.261)[3]	1,588
9/6/12	WFC	19,700	0.553	(0.261)[3]	(2)
9/15/12	GSCM	62,700	1.860	(0.261)[3]	1,302
10/15/12	BOANA	23,900	1.746	(0.261)[3]	465
10/20/12	BARC	13,000	2.035	(0.261)[3]	317
10/22/12	BOANA	10,950	2.453	(0.260)[3]	346
11/9/12	WFC	25,750	1.855	(0.286)[2]	527
11/15/12	BARC	13,205	1.948	(0.261)[3]	309
11/15/12	WFC	9,510	1.811	(0.261)[3]	199
11/15/12	WFC	1,448	1.563	(0.261)[3]	24
11/15/12	WFC	9,200	0.933	(0.261)[3]	49
12/6/12	BARC	48,050	2.325	(0.303)[2]	1,411
12/6/12	BARC	7,800	1.930	(0.303)[2]	173
12/15/12	BOANA	11,000	2.208	(0.302)[2]	300
12/15/12	WFC	42,980	1.822	(0.261)[3]	922
12/15/12	WFC	17,280	1.763	(0.261)[3]	352
12/15/12	WFC	88,458	1.715	(0.261)[3]	1,722
12/15/12	GSCM	87,700	1.595	(0.302)[2]	1,397
12/17/12	BARC	7,900	2.378	(0.261)[3]	252
12/17/12	BOANA	87,300	2.030	(0.261)[3]	2,220
12/17/12	WFC	26,400	2.258	(0.302)[2]	748
12/17/12	WFC	21,050	1.990	(0.302)[2]	492
1/15/13	WFC	116,600	1.724	(0.261)[3]	2,318
1/15/13	WFC	110,800	1.770	(0.303)[2]	2,147
1/15/13	JPMC	10,000	1.634	(0.303)[2]	167
1/15/13	WFC	3,120	1.004	(0.261)[3]	18
1/25/13	WFC	8,525	0.816	(0.303)[2]	6
2/15/13	WFC	3,450	0.910	(0.261)[3]	26
2/15/13	WFC	27,500	1.705	(0.261)[3]	538
2/15/13	WFC	1,730	1.890	(0.261)[3]	40
2/15/13	WFC	24,210	1.725	(0.261)[3]	484
2/15/13	WFC	750	0.801	(0.261)[3]	1
2/20/13	WFC	18,200	1.926	(0.261)[3]	438
2/20/13	WFC	14,525	0.799	(0.261)[3]	17
3/15/13	WFC	2,400	2.098	(0.261)[3]	67

38

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
3/15/13	BARC	11,750	2.375	(0.261)[3]	397
3/15/13	WFC	1,100	1.853	(0.261)[3]	25
3/15/13	JPMC	89,700	1.745	(0.261)[3]	1,841
3/15/13	WFC	31,000	1.708	(0.302)[2]	565
3/15/13	JPMC	30,573	1.723	(0.261)[3]	614
4/5/13	GSCM	50,535	1.767	(0.261)[3]	1,059
4/15/13	WFC	75,700	1.103	(0.261)[3]	488
6/15/13	GSCM	9,300	2.348	(0.261)[3]	318
7/15/13	BARC	10,000	2.528	(0.261)[3]	389
7/15/13	BOANA	54,488	2.188	(0.261)[3]	1,671
7/15/13	WFC	9,800	1.187	(0.261)[3]	63
9/15/13	WFC	30,000	1.953	(0.261)[3]	733
9/15/13	GSCM	26,945	1.254	(0.261)[3]	171
9/15/13	WFC	6,466	0.698	(0.261)[3]	(52)
10/15/13	WFC	10,340	1.023	(0.261)[3]	(6)
11/15/13	WFC	3,190	2.040	(0.261)[3]	84
11/15/13	WFC	44,700	2.039	(0.261)[3]	1,170
11/15/13	BARC	13,300	2.240	(0.261)[3]	422
11/15/13	WFC	20,600	2.090	(0.261)[3]	568
11/17/13	JPMC	7,695	2.171	(0.261)[3]	229
12/1/13	GSCM	43,112	2.584	(0.296)[2]	1,688
12/1/13	WFC	124,223	2.582	(0.296)[2]	4,857
12/1/13	GSCM	128,237	2.584	(0.296)[2]	5,020
1/15/14	WFC	14,650	0.870	(0.303)[2]	(157)
2/14/14	WFC	52,200	1.022	(0.261)[3]	(291)
3/6/14	GSCM	128,659	2.448	(0.261)[3]	4,755
3/15/14	WFC	14,000	2.662	(0.261)[3]	606
3/15/14	WFC	7,500	2.206	(0.261)[3]	220
4/15/14	WFC	26,200	2.205	(0.261)[3]	756
4/15/14	WFC	23,500	0.680	(0.303)[2]	(501)
5/15/14	GSCM	2,675	2.303	(0.261)[3]	84
5/15/14	GSCM	6,100	1.528	(0.261)[3]	39
5/16/14	WFC	25,800	1.083	(0.379)[2]	(264)
6/15/14	WFC	10,400	2.338	(0.261)[3]	331
6/15/14	WFC	105	2.577	(0.261)[3]	4
6/15/14	GSCM	66,500	1.565	(0.261)[3]	418

39

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
3/15/13	WFC	6,600	2.165	(0.261)[3]	194
7/15/14	WFC	13,720	2.305	(0.261)[3]	414
8/15/14	WFC	52,140	2.681	(0.261)[3]	2,212
10/15/14	WFC	15,475	1.130	(0.261)[3]	(228)
2/15/15	BOANA	6,620	1.799	(0.261)[3]	25
2/15/15	WFC	10,530	1.634	(0.261)[3]	(29)
2/17/15	GSCM	156,300	2.555	(0.284)[2]	4,849
3/24/15	GSCM	4,380	2.910	(0.260)[3]	206
8/15/15	GSCM	133,092	1.588	(0.261)[3]	(1,983)
9/15/15	UBSAG	181,400	1.630	(0.261)[3]	(2,677)
10/21/15	WFC	103,100	1.485	(0.303)[2]	(2,721)
6/1/16	WFC	14,500	2.910	(0.296)[2]	439
8/15/16	BOANA	5,320	3.226	(0.261)[3]	250
8/15/16	BARC	14,780	1.919	(0.261)[3]	(324)
8/15/16	GSCM	10,000	1.903	(0.261)[3]	(228)
8/15/16	GSCM	6,760	1.844	(0.261)[3]	(175)
10/25/16	WFC	61,500	1.714	(0.303)[2]	(2,508)
12/15/16	WFC	16,300	3.370	(0.302)[2]	773
12/15/16	WFC	13,800	3.330	(0.302)[2]	624
12/15/16	GSCM	25,000	3.331	(0.303)[2]	1,127
12/15/16	JPMC	18,575	3.258	(0.303)[2]	766
12/15/16	WFC	11,050	3.260	(0.303)[2]	457
12/15/16	JPMC	9,620	2.507	(0.303)[2]	(5)
12/15/16	GSCM	380	2.392	(0.303)[2]	(3)
1/15/17	BARC	2,570	2.971	(0.261)[3]	69
1/15/17	GSCM	5,520	2.008	(0.261)[3]	(151)
1/15/17	BOANA	19,600	1.954	(0.261)[3]	(596)
2/15/17	WFC	85,000	3.373	(0.261)[3]	4,105
2/15/17	GSCM	45,000	3.433	(0.261)[3]	2,337
2/15/17	BARC	3,380	3.180	(0.261)[3]	126
2/15/17	WFC	2,920	2.407	(0.261)[3]	(19)
2/15/17	WFC	28,600	2.407	(0.261)[3]	(191)
2/15/17	BARC	3,530	2.287	(0.261)[3]	(48)
2/15/17	BOANA	121,225	1.875	(0.261)[3]	(4,455)
6/15/17	GSCM	9,860	3.492	(0.261)[3]	512

40

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
6/15/17	BARC	4,960	3.473	(0.261)[3]	251
6/15/17	GSCM	21,550	3.403	(0.261)[3]	1,003
6/15/17	BOANA	25,000	3.313	(0.261)[3]	1,026
9/15/17	GSCM	58,750	3.520	(0.261)[3]	2,970
9/15/17	BARC	54,900	3.363	(0.261)[3]	2,236
9/15/17	GSCM	46,475	2.533	(0.261)[3]	(486)
9/15/17	WFC	6,670	2.345	(0.261)[3]	(147)
4/25/19	WFC	51,900	2.053	(0.303)[2]	(1,234)
4/25/20	JPMC	88,000	3.024	(0.303)[2]	(2,348)
6/25/21	GSCM	15,150	3.143	(0.283)[2]	72
11/25/22	WFC	59,500	2.477	(0.285)[2]	(318)
					68,812

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities AAA Index
3/1/11	BARC	25,000	(0.261)	591
4/1/11	BARC	25,800	(0.261)	203
5/1/11	BARC	25,775	(0.261)	21
				815

1 BARC—Barclays Bank plc.

2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

41

Short-Term Investment-Grade Fund

At January 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,330,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $90,949,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a capital loss carryforward of $91,094,000 to offset taxable capital gains realized during the year ended January 31, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2011, the fund had short-term and long-term capital gains of $33,201,000 and $103,123,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $40,315,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2011, the cost of investment securities for tax purposes was $37,162,092,000. Net unrealized appreciation of investment securities for tax purposes was $513,902,000, consisting of unrealized gains of $934,666,000 on securities that had risen in value since their purchase and $420,764,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $15,147,680,000 of investment securities and sold $13,065,805,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,883,169,000 and $2,145,936,000, respectively.

The following table summarizes the fund’s put swaptions written during the year ended January 31, 2011:

	Number of	Premiums
	Contracts[1]	Received
Swaptions	(000)	($000)
Balance at January 31, 2010	—	—
Swaptions written	122,000	313
Swaptions expired	(122,000)	(313)
Swaptions closed	—	—
Swaptions exercised	—	—
Swaptions open at January 31, 2011	—	—
1 One contract represents a notional amount of $1.

42

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Shares	Amount
	($000)	(000)	($000)	(000)
Investor Shares
Issued	7,090,514	658,846	8,382,235	814,758
Issued in Lieu of Cash Distributions	475,560	44,108	426,064	41,281
Redeemed	(7,593,311)	(703,598)	(4,290,789)	(416,531)
Net Increase (Decrease)—Investor Shares	(27,237)	(644)	4,517,510	439,508
Admiral Shares
Issued	11,900,081	1,103,931	11,846,449	1,150,752
Issued in Lieu of Cash Distributions	527,835	48,945	394,683	38,155
Redeemed	(8,222,166)	(763,299)	(4,552,506)	(439,963)
Net Increase (Decrease)—Admiral Shares	4,205,750	389,577	7,688,626	748,944
Institutional Shares
Issued	406,844	37,828	823,140	80,281
Issued in Lieu of Cash Distributions	43,749	4,062	56,448	5,462
Redeemed	(918,225)	(85,473)	(165,433)	(15,781)
Net Increase (Decrease)—Institutional Shares	(467,632)	(43,583)	714,155	69,962

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

43

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.24%	0.11%
30-Day SEC Yield	3.54%	3.66%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,167	1,389	7,999
Yield to Maturity
(before expenses)	3.7%	4.3%	3.0%
Average Coupon	5.1%	5.8%	4.2%
Average Duration	5.2 years	6.2 years	5.0 years
Average Effective
Maturity	6.8 years	7.5 years	7.2 years
Short-Term
Reserves	5.7%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	8.1%
Commercial Mortgage-Backed	5.7
Finance	35.8
Foreign	1.6
Industrial	39.9
Treasury/Agency	1.3
Utilities	7.3
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.95	0.68
Beta	0.83	1.52

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	7.3%
1 - 3 Years	6.5
3 - 5 Years	17.1
5 - 7 Years	23.3
7 - 10 Years	43.3
10 - 20 Years	0.8
20 - 30 Years	0.2
Over 30 Years	1.5

Distribution by Credit Quality (% of portfolio)
Aaa	11.9%
Aa	19.8
A	39.1
Baa	22.5
Ba	0.8
B	0.1
Not Rated	5.8

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.22% for Investor Shares and 0.10% for Admiral Shares.

44

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Investment-Grade
	Fund Investor Shares	8.64%	6.40%	6.23%	$18,298
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. 5–10 Year Credit
	Bond Index	9.09	6.71	6.80	19,313
	Intermediate Investment-Grade Debt
	Funds Average	6.25	4.72	4.75	15,904
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

45

Intermediate-Term Investment-Grade Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
Intermediate-Term
Investment-Grade Fund Admiral
Shares	8.77%	6.52%	6.35%	$92,398
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. 5–10 Year
Credit Bond Index	9.09	6.71	6.84	96,678
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.75%	1.48%	8.23%	8.07%
2003	6.23	3.07	9.30	10.99
2004	5.30	2.08	7.38	9.71
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09

46

Intermediate-Term Investment-Grade Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	10.47%	6.23%	5.45%	0.91%	6.36%
Admiral Shares	2/12/2001	10.60	6.35	5.53[1]	0.81[1]	6.34[1]
1 Return since inception.

47

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	3.625%	8/15/19	34,600	36,065	0.3%
	U.S. Government Securities—Other †				93,315	0.6%
					129,380	0.9%
Agency Bonds and Notes †					35,940	0.3%
Nonconventional Mortgage-Backed Securities †					991	0.0%
Total U.S. Government and Agency Obligations (Cost $163,183)					166,311	1.2%
Asset-Backed/Commercial Mortgage-Backed Securities
2,3	Ally Master Owner Trust	1.331%	8/15/17	43,450	43,717	0.3%
[2,3,4] Arkle Master Issuer plc		1.534%	5/17/60	62,450	62,206	0.4%
2,3	Bear Stearns Commercial
	Mortgage Securities	5.717%	6/11/40	36,740	39,389	0.3%
2,3	Capital One Multi-Asset
	Execution Trust	0.341%	12/16/19	121,585	118,403	0.8%
2,3	Capital One Multi-Asset
	Execution Trust	0.301%	7/15/20	46,699	45,210	0.3%
2,3	Capital One Multi-Asset
	Execution Trust	0.291%–2.511%	3/17/14–11/15/19	67,286	66,843	0.5%
3	Citibank Omni Master Trust	4.900%	11/15/18	38,560	41,477	0.3%
[2,3,4] Ford Credit Floorplan
	Master Owner Trust	2.911%	12/15/14	37,130	38,043	0.3%
3	Greenwich Capital
	Commercial Funding Corp.	5.882%	7/10/38	40,015	44,117	0.3%
3	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	56,411	60,183	0.4%

48

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
3	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	36,550	39,188	0.3%
[2,3,4] Silverstone Master Issuer plc		1.803%	1/21/55	43,000	43,007	0.3%
4	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				1,229,331	8.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,791,353)					1,871,114	13.0%
Corporate Bonds
Finance
	Banking
	American Express
	Centurion Bank	6.000%	9/13/17	38,060	42,498	0.3%
	Bank of America Corp.	4.500%–6.500%	4/1/15–12/1/17	87,350	92,765	0.6%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	29,527	30,811	0.2%
	Bank One Corp.	4.900%	4/30/15	15,000	15,864	0.1%
	Barclays Bank plc	5.125%	1/8/20	53,000	53,410	0.4%
	Bear Stearns Cos. LLC	7.250%	2/1/18	37,035	43,780	0.3%
	Bear Stearns Cos. LLC	5.700%–6.400%	11/15/14–10/2/17	26,345	29,720	0.2%
	Citigroup Inc.	6.125%	11/21/17	48,318	52,882	0.4%
	Citigroup Inc.	5.000%–8.500%	8/12/14–8/9/20	80,517	88,364	0.6%
	Credit Suisse	6.000%	2/15/18	60,692	64,415	0.4%
	Credit Suisse	5.300%	8/13/19	60,000	62,693	0.4%
	Credit Suisse	4.375%	8/5/20	40,000	38,490	0.3%
3	Credit Suisse	5.860%	5/15/49	17,228	16,367	0.1%
	Credit Suisse AG	5.400%	1/14/20	29,000	29,150	0.2%
	Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,182	0.0%
	Deutsche Bank AG	6.000%	9/1/17	33,000	36,912	0.3%
	JPMorgan Chase & Co.	4.400%	7/22/20	53,635	52,512	0.4%
	JPMorgan Chase & Co.	3.700%–6.300%	3/15/14–10/15/20	100,240	108,075	0.7%
	JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	41,880	46,339	0.3%
	Lloyds TSB Bank plc	4.875%	1/21/16	36,000	35,964	0.2%
	Merrill Lynch & Co. Inc.	5.700%–6.875%	5/16/16–4/25/18	39,505	42,263	0.3%
	Morgan Stanley	6.625%	4/1/18	47,150	51,367	0.4%
	Morgan Stanley	5.950%	12/28/17	38,000	40,044	0.3%
	Morgan Stanley	7.300%	5/13/19	33,000	36,773	0.3%
	Morgan Stanley	5.500%–6.250%	4/28/15–7/24/20	39,825	40,434	0.3%
	National City Bank	5.250%–5.800%	12/15/16–6/7/17	12,512	13,499	0.1%
	National City Corp.	4.900%–6.875%	1/15/15–5/15/19	38,720	42,139	0.3%
	PNC Bank NA	6.875%	4/1/18	33,085	38,316	0.3%
	PNC Bank NA	4.875%–6.000%	9/21/17–12/7/17	7,600	8,248	0.1%
	PNC Funding Corp.	4.250%–6.700%	9/21/15–8/11/20	43,685	46,892	0.3%
	Royal Bank of Scotland plc	5.625%	8/24/20	38,000	36,769	0.2%
	SouthTrust Corp.	5.800%	6/15/14	14,705	15,907	0.1%
	UBS AG	5.750%	4/25/18	47,625	51,211	0.4%
	UBS AG	5.875%	12/20/17	39,450	42,981	0.3%
	UBS AG	4.875%–5.875%	7/15/16–8/4/20	55,220	56,663	0.4%
	Wachovia Bank NA	4.875%–6.000%	2/1/15–11/15/17	47,400	52,166	0.4%
	Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	68,600	75,771	0.5%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	5,000	5,078	0.0%
	Wells Fargo & Co.	5.625%	12/11/17	40,400	44,846	0.3%

49

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo Bank NA	4.750%–5.750%	2/9/15–5/16/16	24,050	26,243	0.2%
4 Banking—Other †				1,048,127	7.3%
4 Brokerage †				142,636	1.0%
Finance Companies
General Electric Capital Corp.	5.625%	5/1/18	120,750	131,267	0.9%
General Electric Capital Corp.	5.625%	9/15/17	55,525	60,939	0.4%
3 General Electric Capital Corp.	4.375%–6.375%	3/3/12–11/15/67	75,620	78,140	0.5%
International Lease
Finance Corp.	4.950%–5.750%	2/1/11–6/15/11	11,000	11,055	0.1%
4 Finance Companies—Other †				96,002	0.7%
Insurance
Aetna Inc.	6.500%	9/15/18	31,818	36,575	0.3%
American International
Group Inc.	5.050%–8.250%	10/1/15–12/15/20	131,000	140,640	1.0%
MetLife Inc.	7.717%	2/15/19	29,439	36,017	0.2%
4 Insurance—Other †				920,345	6.4%
4 Other Finance †				5,513	0.0%
4 Real Estate Investment Trusts †				381,688	2.7%
				4,799,747	33.4%
Industrial
Basic Industry
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	38,159	0.3%
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	50,000	46,741	0.3%
4 Basic Industry—Other †				451,718	3.1%
Capital Goods
General Electric Co.	5.250%	12/6/17	61,800	67,240	0.5%
4 Capital Goods—Other †				552,405	3.8%
Communication
AT&T Inc.	5.500%	2/1/18	34,425	37,976	0.3%
Cellco Partnership/Verizon
Wireless Capital LLC	8.500%	11/15/18	30,000	38,983	0.3%
Cellco Partnership/Verizon
Wireless Capital LLC	5.550%	2/1/14	12,800	14,202	0.1%
4 NBCUniversal Media LLC	4.375%–5.150%	4/30/20–4/1/21	22,000	22,286	0.2%
Verizon Communications Inc.	6.100%	4/15/18	54,790	62,157	0.4%
Verizon Communications Inc. 5.500%–8.750%		2/15/18–4/1/19	51,646	62,493	0.4%
4 Communication—Other †				739,097	5.1%
4 Consumer Cyclical †				398,340	2.8%
Consumer Noncyclical
Abbott Laboratories	5.125%	4/1/19	43,360	47,147	0.3%
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	32,400	36,718	0.3%
Kraft Foods Inc.	5.375%	2/10/20	35,000	37,127	0.3%
Novartis Securities
Investment Ltd.	5.125%	2/10/19	51,794	56,589	0.4%
Pfizer Inc.	6.200%	3/15/19	69,000	80,440	0.6%
Philip Morris International Inc.	5.650%	5/16/18	44,055	49,777	0.3%
4 Consumer Noncyclical—Other †				1,077,942	7.5%
Energy
ConocoPhillips	5.750%	2/1/19	43,935	49,839	0.3%
Shell International Finance BV	4.375%	3/25/20	35,000	36,387	0.3%
4 Energy—Other †				580,756	4.0%

50

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
4	Other Industrial †				33,211	0.2%
	Technology
	International Business
	Machines Corp.	5.700%	9/14/17	44,450	51,119	0.3%
	Oracle Corp.	5.750%	4/15/18	45,410	51,379	0.4%
4	Technology—Other †				371,668	2.6%
4	Transportation †				209,632	1.5%
					5,301,528	36.9%
Utilities
4	Electric †				712,776	5.0%
4	Natural Gas †				265,451	1.8%
					978,227	6.8%
Total Corporate Bonds (Cost $10,369,755)					11,079,502	77.1%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $208,479) †					214,923	1.5%
Taxable Municipal Bonds (Cost $46,958) †					46,728	0.3%
Convertible Preferred Stock (Cost $8,740) †					6	0.0%
Preferred Stocks (Cost $16,126) †					15,212	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $800,774)	0.207%		800,774,000	800,774	5.6%
Total Investments (Cost $13,405,368)					14,194,570	98.8%
Other Assets and Liabilities
Other Assets					272,848	1.9%
Liabilities					(105,672)	(0.7%)
					167,176	1.2%
Net Assets					14,361,746	100.0%

51

Intermediate-Term Investment-Grade Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,448,317
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	125,474
Unrealized Appreciation (Depreciation)
Investment Securities	789,202
Futures Contracts	(8,897)
Swap Contracts	7,650
Net Assets	14,361,746

Investor Shares—Net Assets
Applicable to 467,388,323 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,644,587
Net Asset Value Per Share—Investor Shares	$9.94

Admiral Shares—Net Assets
Applicable to 977,881,465 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,717,159
Net Asset Value Per Share—Admiral Shares	$9.94

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $10,632,000 have been segregated as initial margin for open futures contracts.
2 Adjustable-rate security.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $1,476,037,000, representing 10.3% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Dividends	1,176
Interest[1]	711,380
Total Income	712,556
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,909
Management and Administrative—Investor Shares	9,596
Management and Administrative—Admiral Shares	5,208
Marketing and Distribution—Investor Shares	1,739
Marketing and Distribution—Admiral Shares	2,729
Custodian Fees	206
Auditing Fees	42
Shareholders’ Reports—Investor Shares	146
Shareholders’ Reports—Admiral Shares	39
Trustees’ Fees and Expenses	20
Total Expenses	21,634
Net Investment Income	690,922
Realized Net Gain (Loss)
Investment Securities Sold	385,044
Futures Contracts	37,149
Swap Contracts	70,989
Realized Net Gain (Loss)	493,182
Change in Unrealized Appreciation (Depreciation)
Investment Securities	81,975
Futures Contracts	(6,568)
Swap Contracts	(21,019)
Change in Unrealized Appreciation (Depreciation)	54,388
Net Increase (Decrease) in Net Assets Resulting from Operations	1,238,492
1 Interest income from an affiliated company of the fund was $850,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	690,922	612,708
Realized Net Gain (Loss)	493,182	108,152
Change in Unrealized Appreciation (Depreciation)	54,388	1,496,017
Net Increase (Decrease) in Net Assets Resulting from Operations	1,238,492	2,216,877
Distributions
Net Investment Income
Investor Shares	(263,641)	(247,646)
Admiral Shares	(449,209)	(379,655)
Realized Capital Gain[1]
Investor Shares	(112,099)	(19,714)
Admiral Shares	(216,998)	(29,706)
Total Distributions	(1,041,947)	(676,721)
Capital Share Transactions
Investor Shares	(962,160)	1,293,600
Admiral Shares	1,036,566	2,915,447
Net Increase (Decrease) from Capital Share Transactions	74,406	4,209,047
Total Increase (Decrease)	270,951	5,749,203
Net Assets
Beginning of Period	14,090,795	8,341,592
End of Period	14,361,746	14,090,795

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $163,823,000 and $30,359,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.81	$8.64	$9.93	$9.66	$9.73
Investment Operations
Net Investment Income	.458	.468	.505	.501	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.372	1.220	(1.239)	.270	(.071)
Total from Investment Operations	.830	1.688	(.734)	.771	.419
Distributions
Dividends from Net Investment Income	(.473)	(.478)	(.506)	(.501)	(.489)
Distributions from Realized Capital Gains	(.227)	(.040)	(.050)	—	—
Total Distributions	(.700)	(.518)	(.556)	(.501)	(.489)
Net Asset Value, End of Period	$9.94	$9.81	$8.64	$9.93	$9.66

Total Return[1]	8.64%	20.11%	-7.56%	8.21%	4.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,645	$5,489	$3,577	$2,650	$2,418
Ratio of Total Expenses to
Average Net Assets	0.22%	0.24%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.56%	5.05%	5.50%	5.16%	5.10%
Portfolio Turnover Rate	39%	69%	48%	48%	43%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.81	$8.64	$9.93	$9.66	$9.73
Investment Operations
Net Investment Income	.470	.480	.514	.511	.501
Net Realized and Unrealized Gain (Loss)
on Investments	.372	1.220	(1.239)	.270	(.071)
Total from Investment Operations	.842	1.700	(.725)	.781	.430
Distributions
Dividends from Net Investment Income	(.485)	(.490)	(.515)	(.511)	(.500)
Distributions from Realized Capital Gains	(.227)	(.040)	(.050)	—	—
Total Distributions	(.712)	(.530)	(.565)	(.511)	(.500)
Net Asset Value, End of Period	$9.94	$9.81	$8.64	$9.93	$9.66

Total Return	8.77%	20.26%	-7.47%	8.33%	4.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,717	$8,601	$4,765	$3,455	$2,794
Ratio of Total Expenses to
Average Net Assets	0.10%	0.11%	0.11%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.68%	5.18%	5.60%	5.27%	5.21%
Portfolio Turnover Rate	39%	69%	48%	48%	43%

See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or index of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the

57

Intermediate-Term Investment-Grade Fund

notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

58

Intermediate-Term Investment-Grade Fund

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $2,475,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

59

Intermediate-Term Investment-Grade Fund

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	166,311	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,871,114	—
Corporate Bonds	—	11,079,108	394
Sovereign Bonds	—	214,923	—
Taxable Municipal Bonds	—	46,728	—
Convertible Preferred Stocks	6	—	—
Preferred Stocks	15,212	—	—
Temporary Cash Investments	800,774	—	—
Futures Contracts—Assets[1]	646	—	—
Futures Contracts—Liabilities[1]	(1,517)	—	—
Swap Contracts—Assets	—	17,030	—
Swap Contracts—Liabilities	—	(9,380)	—
Total	815,121	13,385,834	394
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2010	—
Transfers into Level 3	394
Balance as of January 31, 2011	394

D. At January 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	16,321	1,355	17,676
Liabilities	(9,362)	(1,535)	(10,897)

60

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	37,149	—	37,149
Swap Contracts	35,093	35,896	70,989
Realized Net Gain (Loss) on Derivatives	72,242	35,896	108,138

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6,568)	—	(6,568)
Swap Contracts	(847)	(20,172)	(21,019)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(7,415)	(20,172)	(27,587)

At January 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2011	6,092	721,379	(4,799)
2-Year U.S. Treasury Note	March 2011	569	124,718	362
Ultra Long U.S. Treasury Bond	March 2011	649	79,928	(4,418)
10-Year U.S. Treasury Note	March 2011	(404)	(48,802)	(33)
30-Year U.S. Treasury Bond	March 2011	136	16,405	(9)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

61

Intermediate-Term Investment-Grade Fund

At January 31, 2011, the fund had the following open swap contracts:
Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	11,000	461	1.000	(244)
Bank of America Corp./A2	3/20/15	DBAG	4,400	101	1.000	24
Bank of America Corp./A2	9/20/15	RBS	2,200	71	1.000	20
Bank of America Corp./A2	12/20/15	DBAG	6,960	348	1.000	170
Burlington Northern/A3	6/20/12	DBAG	5,000	—	0.400	23
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080	(3)
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070	(7)
Metlife Inc./A3	3/20/15	DBAG	18,000	1,086	1.000	851
Credit Protection Purchased
Bank of America Corp.	12/20/13	DBAG	10,540	(231)	(1.000)	(182)
Bank of America Corp.	12/20/14	DBAG	5,800	(73)	(1.000)	25
Bank of America Corp.	12/20/14	BARC	5,800	(68)	(1.000)	29
Brazil (Federative
Republic)	12/20/15	BOANA	1,500	(19)	(1.000)	(4)
CDX IG Corp.[2]	12/20/15	BARC	32,440	36	(1.000)	(170)
Danske Bank A/S	12/20/15	BOANA	2,645	(19)	(1.000)	14
Danske Bank A/S	12/20/15	BARC	2,645	(16)	(1.000)	16
Goldman, Sachs & Co.	12/20/11	DBAG	10,000	19	(1.000)	(33)
Mexico (United
Mexican States)	12/20/15	BOANA	1,500	(23)	(1.000)	(7)
Morgan Stanley	9/20/15	BARC	4,400	(243)	(1.000)	(120)
Morgan Stanley	9/20/18	UBSAG	10,000	—	(2.000)	(186)
Morgan Stanley	9/20/18	BOANA	10,000	(1,152)	(1.000)	(494)
Wells Fargo	12/20/11	DBAG	10,000	54	(1.000)	(25)
Wells Fargo	3/20/15	GSCM	4,400	(37)	(1.000)	(60)
						(363)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
RBS—Royal Bank of Scotland Group.
UBSAG—UBS AG.
2 CDX North American Investment Grade Index.

62

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
4/12/11	GSCM	16,931	0.334	(0.303)[2]	1
5/16/11	BOANA	1,500	0.943	(0.261)[3]	3
7/15/11	WFC	2,200	1.268	(0.261)[3]	10
7/15/11	GSCM	1,900	1.240	(0.261)[3]	8
7/15/11	WFC	4,300	1.323	(0.261)[3]	20
7/15/11	GSCM	1,540	1.086	(0.261)[3]	6
7/15/11	BOANA	4,220	1.093	(0.261)[3]	15
8/15/11	GSCM	1,500	1.091	(0.261)[3]	6
8/15/11	BOANA	5,800	0.833	(0.261)[3]	16
8/15/11	WFC	2,500	0.740	(0.261)[3]	6
9/15/11	BOANA	10,700	0.840	(0.261)[3]	34
10/6/11	BARC	6,600	1.723	(0.261)[3]	62
11/15/11	WFC	2,800	0.607	(0.261)[3]	6
12/6/11	WFC	2,840	2.018	(0.303)[2]	39
1/15/12	WFC	4,550	1.383	(0.261)[3]	44
1/15/12	WFC	4,900	1.226	(0.261)[3]	40
1/15/12	WFC	1,755	1.148	(0.261)[3]	13
1/15/12	WFC	290	1.075	(0.261)[3]	2
1/15/12	WFC	160	1.050	(0.261)[3]	1
1/15/12	WFC	4,300	1.058	(0.261)[3]	28
2/15/12	GSCM	450	0.688	(0.261)[3]	1
4/15/12	WFC	6,300	1.543	(0.261)[3]	84
5/15/12	GSCM	2,100	1.705	(0.261)[3]	34
5/15/12	BOANA	875	1.349	(0.261)[3]	10
5/15/12	WFC	5,700	1.259	(0.261)[3]	59
5/15/12	WFC	14,300	1.138	(0.261)[3]	126
6/15/12	JPMC	1,160	1.346	(0.261)[3]	14
7/15/12	BARC	16,105	1.683	(0.261)[3]	273
7/15/12	WFC	1,485	1.450	(0.261)[3]	20
7/15/12	WFC	1,270	1.590	(0.261)[3]	20
7/15/12	WFC	4,085	1.450	(0.261)[3]	56
7/15/12	JPMC	11,950	1.370	(0.261)[3]	149
9/6/12	BOANA	24,046	2.065	(0.261)[3]	574
9/6/12	WFC	5,800	0.553	(0.261)[3]	(1)
9/15/12	GSCM	22,400	1.860	(0.261)[3]	465

63

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/15/12	BOANA	10,550	1.746	(0.261)[3]	205
11/15/12	WFC	3,970	1.811	(0.261)[3]	83
12/6/12	BARC	15,500	2.325	(0.303)[2]	455
12/15/12	WFC	18,000	1.822	(0.261)[3]	386
12/15/12	WFC	7,280	1.763	(0.261)[3]	148
12/15/12	WFC	37,130	1.715	(0.261)[3]	723
1/15/13	WFC	15,000	1.770	(0.303)[2]	291
2/15/13	WFC	11,800	1.705	(0.261)[3]	231
2/15/13	WFC	725	1.890	(0.261)[3]	17
2/15/13	WFC	10,170	1.725	(0.261)[3]	203
2/15/13	WFC	234	0.801	(0.261)[3]	—
2/15/13	WFC	1,450	0.910	(0.261)[3]	12
2/20/13	WFC	6,220	1.926	(0.261)[3]	150
2/20/13	WFC	5,135	0.799	(0.261)[3]	6
8/15/13	BARC	1,500	0.843	(0.261)[3]	(5)
8/15/13	BOANA	930	0.841	(0.261)[3]	(3)
9/15/13	GSCM	12,000	1.254	(0.261)[3]	76
9/15/13	WFC	4,374	0.698	(0.261)[3]	(35)
9/15/13	BOANA	1,000	0.873	(0.261)[3]	(3)
10/15/13	WFC	3,430	1.023	(0.261)[3]	(2)
12/1/13	GSCM	9,608	2.584	(0.296)[2]	376
12/1/13	WFC	15,786	2.582	(0.296)[2]	617
12/1/13	GSCM	41,858	2.584	(0.296)[2]	1,639
2/14/14	WFC	21,200	1.022	(0.261)[3]	(118)
3/6/14	GSCM	18,138	2.448	(0.261)[3]	670
4/15/14	WFC	9,500	0.680	(0.303)[2]	(203)
5/15/14	GSCM	1,250	2.303	(0.261)[3]	39
5/15/14	GSCM	1,000	1.528	(0.261)[3]	6
5/16/14	WFC	10,800	1.083	(0.379)[2]	(110)
6/15/14	WFC	4,400	2.338	(0.261)[3]	140
6/15/14	WFC	40	2.577	(0.261)[3]	2
6/15/14	WFC	1,200	1.150	(0.261)[3]	(9)
10/15/14	WFC	6,455	1.130	(0.261)[3]	(95)
2/15/15	BOANA	2,790	1.799	(0.261)[3]	10
2/15/15	WFC	8,600	1.634	(0.261)[3]	(24)

64

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/17/15	GSCM	62,450	2.555	(0.284)[2]	1,938
3/24/15	GSCM	1,520	2.910	(0.260)[3]	71
8/15/15	GSCM	57,710	1.588	(0.261)[3]	(860)
9/15/15	UBSAG	20,000	1.630	(0.261)[3]	(295)
10/21/15	WFC	43,000	1.485	(0.303)[2]	(1,135)
6/1/16	WFC	6,225	2.910	(0.296)[2]	188
8/15/16	GSCM	6,270	3.077	(0.261)[3]	245
10/25/16	WFC	25,700	1.714	(0.303)[2]	(1,052)
1/15/17	BARC	1,130	2.971	(0.261)[3]	30
2/15/17	WFC	43,000	3.373	(0.261)[3]	2,086
2/15/17	GSCM	16,200	3.433	(0.261)[3]	841
2/15/17	BARC	1,490	3.180	(0.261)[3]	56
2/15/17	WFC	950	2.407	(0.261)[3]	(6)
2/15/17	WFC	5,700	2.407	(0.261)[3]	(37)
2/15/17	BARC	1,145	2.287	(0.261)[3]	(15)
2/15/17	BOANA	58,800	1.875	(0.261)[3]	(2,161)
9/15/17	GSCM	24,600	3.520	(0.261)[3]	1,241
9/15/17	BARC	5,400	3.363	(0.261)[3]	220
9/15/17	GSCM	14,800	2.533	(0.261)[3]	(155)
9/15/17	WFC	1,900	2.345	(0.261)[3]	(42)
4/25/19	WFC	21,200	2.053	(0.303)[2]	(503)
4/25/20	JPMC	35,700	3.024	(0.303)[2]	(953)
6/25/21	GSCM	5,720	3.143	(0.283)[2]	29
11/25/22	UBSAG	5,000	2.491	(0.285)[2]	(23)
					7,830

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities Index
3/1/11	BARC	3,800	(0.261)	89
4/1/11	BARC	10,800	(0.261)	85
5/1/11	BARC	10,750	(0.261)	9
				183

1 BARC—Barclays Bank plc.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $65,065,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $21,928,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2011, the fund had short-term and long-term capital gains of $2,869,000 and $117,495,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $3,719,000 through January 31, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2011, the cost of investment securities for tax purposes was $13,409,155,000.

Net unrealized appreciation of investment securities for tax purposes was $785,415,000, consisting of unrealized gains of $945,869,000 on securities that had risen in value since their purchase and $160,454,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $5,188,469,000 of investment securities and sold $5,959,143,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $36,763,000 and $471,597,000, respectively.

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,260,187	225,430	3,438,572	378,145
Issued in Lieu of Cash Distributions	289,553	28,939	202,178	21,882
Redeemed	(3,511,900)	(346,823)	(2,347,150)	(254,014)
Net Increase (Decrease)—Investor Shares	(962,160)	(92,454)	1,293,600	146,013
Admiral Shares
Issued	4,217,846	417,408	5,385,559	592,894
Issued in Lieu of Cash Distributions	524,708	52,477	310,306	33,492
Redeemed	(3,705,988)	(369,238)	(2,780,418)	(300,405)
Net Increase (Decrease)—Admiral Shares	1,036,566	100,647	2,915,447	325,981

H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.26%	0.13%
30-Day SEC Yield	5.63%	5.75%

Financial Attributes
		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	391	808	7,999
Yield to Maturity
(before expenses)	5.9%	5.8%	3.0%
Average Coupon	6.4%	6.2%	4.2%
Average Duration	12.5 years	12.6 years	5.0 years
Average Effective
Maturity	23.9 years	24.9 years	7.2 years
Short-Term
Reserves	2.2%	—	—

Sector Diversification (% of portfolio)
Finance	28.1%
Foreign	0.8
Industrial	45.7
Treasury/Agency	2.4
Utilities	13.8
Other Corporate	9.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.96	0.81
Beta	0.92	2.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 5 Years	2.0
5 - 10 Years	5.2
10 - 20 Years	18.7
20 - 30 Years	71.8
Over 30 Years	2.2

Distribution by Credit Quality (% of portfolio)
Aaa	4.4%
Aa	18.5
A	53.8
Baa	19.6
Ba	0.5
Not Rated	3.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.24% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Investment-Grade Fund
	Investor Shares	7.01%	5.53%	6.64%	$19,021
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. Long Credit A or
	Better Bond Index	7.22	4.95	6.52	18,800
	Corporate A-Rated Debt Funds
	Average	6.08	4.77	4.87	16,085
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(2/12/2001)	Investment
Long-Term Investment-Grade Fund
Admiral Shares	7.14%	5.65%	6.79%	$96,259
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.70	86,859
Barclays Capital U.S. Long Credit A
or Better Bond Index	7.22	4.95	6.64	94,878
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	6.75%	1.51%	8.26%	9.14%
2003	6.73	5.02	11.75	12.69
2004	5.92	2.17	8.09	7.68
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22

Long-Term Investment-Grade Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	10.71%	5.62%	6.08%	1.01%	7.09%
Admiral Shares	2/12/2001	10.85	5.74	6.18[1]	0.84[1]	7.02[1]
1 Return since inception.

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury
	Note/Bond	3.500%–7.125%	2/15/23–2/15/39
				52,850	58,898	0.6%
	United States Treasury
	Strip Principal	0.000%	2/15/36–8/15/39	123,000	34,864	0.4%
					93,762	1.0%
Agency Bonds and Notes
2	Federal Home Loan Banks	5.500%	7/15/36	52,000	55,819	0.6%
	Agency Bonds and Notes—Other †				61,667	0.7%
					117,486	1.3%
Total U.S. Government and Agency Obligations (Cost $212,478)					211,248	2.3%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	6.500%–6.800%	3/15/28–9/15/37	38,900	38,687	0.4%
	Bank of America NA	6.000%	10/15/36	60,750	57,137	0.6%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	96,691	1.1%
	Citigroup Inc.	6.625%	6/15/32	60,905	59,457	0.7%
	Citigroup Inc.	5.850%–8.500%	5/22/19–7/15/39	170,995	166,793	1.8%
	Credit Suisse USA Inc.	7.125%	7/15/32	38,000	44,199	0.5%
	Goldman Sachs Group Inc.	6.750%	10/1/37	128,660	128,372	1.4%
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,656	0.6%
	Goldman Sachs Group Inc.	6.450%	5/1/36	45,000	43,225	0.5%
	Goldman Sachs Group Inc.	6.250%	2/1/41	13,090	13,165	0.1%
	HSBC Bank USA NA	5.875%	11/1/34	50,700	49,229	0.5%
	HSBC Bank USA NA	5.625%–7.000%	8/15/35–1/15/39	38,000	37,148	0.4%
	HSBC Holdings plc	6.800%	6/1/38	58,985	61,557	0.7%
	HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	43,200	45,635	0.5%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
JP Morgan Chase
Capital XXV	6.800%	10/1/37	28,415	28,973	0.3%
JPMorgan Chase & Co.	6.400%	5/15/38	77,850	85,256	0.9%
JPMorgan Chase & Co.	5.500%	10/15/40	14,500	14,092	0.2%
Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,250	43,580	0.5%
Merrill Lynch & Co. Inc.	6.220%–7.750%	9/15/26–5/14/38	51,315	53,789	0.6%
Wachovia Bank NA	6.600%	1/15/38	70,225	77,248	0.9%
Wachovia Bank NA	5.850%	2/1/37	20,700	20,680	0.2%
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	45,730	46,073	0.5%
Wells Fargo & Co.	5.375%	2/7/35	32,475	31,992	0.4%
Wells Fargo Bank NA	5.950%	8/26/36	33,670	33,637	0.4%
3 Banking—Other †				221,078	2.4%
3 Brokerage †				25,440	0.3%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	117,095	127,656	1.4%
General Electric Capital Corp.	6.875%	1/10/39	57,685	64,304	0.7%
General Electric Capital Corp.	5.875%	1/14/38	37,905	37,072	0.4%
Insurance
3 New York Life Insurance Co.	5.875%	5/15/33	50,275	52,077	0.6%
3 Insurance—Other †				601,289	6.6%
Real Estate
Investment Trusts †				40,607	0.4%
				2,502,794	27.5%
Industrial
Basic Industry †				39,940	0.4%
Capital Goods
3 Siemens
Financieringsmaatschappij NV	6.125%	8/17/26	41,030	46,083	0.5%
United Technologies Corp.	6.125%	7/15/38	44,000	48,666	0.5%
Capital Goods—Other †				227,106	2.5%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	21,545	27,272	0.3%
3 AT&T Inc.	5.350%	9/1/40	48,095	43,538	0.5%
AT&T Inc.	6.300%–6.550%	9/1/37–2/15/39	33,000	34,544	0.4%
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	4,550	5,545	0.1%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	70,000	71,595	0.8%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	7,850	8,031	0.1%
CBS Corp.	7.875%	7/30/30	37,000	42,934	0.5%
France Telecom SA	8.500%	3/1/31	61,255	82,136	0.9%
GTE Corp.	6.940%	4/15/28	20,000	22,018	0.2%
Indiana Bell Telephone
Co. Inc.	7.300%	8/15/26	20,000	21,774	0.2%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,594	0.3%
3 NBCUniversal Media LLC	5.950%–6.400%	4/30/40–4/1/41	27,330	27,345	0.3%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	11,374	0.1%
Telefonica Emisiones SAU	7.045%	6/20/36	51,180	54,349	0.6%
Verizon
Communications Inc.	5.850%–7.350%	9/15/35–4/1/39	110,100	117,624	1.3%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	36,365	0.4%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	10,280	0.1%
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	30,013	0.3%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	7,092	0.1%
Vodafone Group plc	6.150%	2/27/37	47,305	49,508	0.5%
3 Communication—Other †				269,997	3.0%
Consumer Cyclical
Target Corp.	7.000%	1/15/38	48,980	58,529	0.7%
Target Corp.	6.500%–7.000%	8/1/28–10/15/37	55,850	63,510	0.7%
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	83,837	0.9%
Wal-Mart Stores Inc.	7.550%	2/15/30	46,000	57,665	0.6%
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	44,344	0.5%
Wal-Mart Stores Inc.	4.875%–5.625%	9/1/35–7/8/40	32,000	30,591	0.3%
Consumer Cyclical—Other †				341,543	3.8%
Consumer Noncyclical
AstraZeneca plc	6.450%	9/15/37	77,000	87,972	1.0%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	53,651	0.6%
Merck & Co. Inc.	6.550%	9/15/37	42,200	49,941	0.5%
Merck & Co. Inc.	5.750%–6.500%	12/1/33–6/30/39	56,320	63,697	0.7%
PepsiCo Inc.	5.500%	1/15/40	48,350	49,838	0.5%
Pfizer Inc.	7.200%	3/15/39	56,000	69,238	0.8%
Pharmacia Corp.	6.750%	12/15/27	28,000	32,010	0.3%
Philip Morris International Inc.	6.375%	5/16/38	55,090	62,186	0.7%
3 Roche Holdings Inc.	7.000%	3/1/39	42,905	52,833	0.6%
Wyeth	5.950%	4/1/37	60,950	65,248	0.7%
3 Consumer Noncyclical—Other †				718,154	7.9%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	25,000	29,323	0.3%
ConocoPhillips	6.500%	2/1/39	50,735	58,333	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	37,326	0.4%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,206	0.0%
Shell International
Finance BV	6.375%	12/15/38	59,705	68,029	0.8%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	43,938	0.5%
3 Energy—Other †				132,491	1.5%
3 Other Industrial †				31,695	0.4%
Technology
Cisco Systems Inc.	5.900%	2/15/39	55,000	57,955	0.6%
International Business
Machines Corp.	7.000%	10/30/25	50,400	62,342	0.7%
International Business
Machines Corp.	5.600%	11/30/39	40,000	42,182	0.5%
3 Technology—Other †				115,034	1.2%
Transportation
Burlington Northern
Santa Fe LLC	6.875%	12/1/27	25,000	28,176	0.3%
Transportation—Other †				7,766	0.1%
				4,066,306	44.6%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	53,980	0.6%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	56,049	0.6%
Midamerican Energy
Holdings Co.	6.125%	4/1/36	28,100	29,448	0.3%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	53,885	68,654	0.8%
	Northern States Power Co.	6.200%	7/1/37	40,000	45,078	0.5%
	Pacific Gas & Electric Co.	5.400%–6.250%	3/1/34–1/15/40	87,322	91,291	1.0%
	PacifiCorp	6.000%–6.350%	8/1/36–1/15/39	76,915	83,179	0.9%
	Virginia Electric and
	Power Co.	6.000%	5/15/37	60,105	64,769	0.7%
3	Electric—Other †				603,900	6.6%
	Natural Gas
	TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	58,233	0.7%
3	Natural Gas—Other †				74,573	0.8%
	Other Utility †				2,103	0.0%
					1,231,257	13.5%
Total Corporate Bonds (Cost $7,356,965)					7,800,357	85.6%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $ 66,222) †					73,246	0.8%
Taxable Municipal Bonds
	California GO	7.300%	10/1/39	49,490	49,661	0.5%
	California GO	7.500%–7.625%	4/1/34–11/1/40	139,640	144,667	1.6%
	California Public Works
	Board Lease Revenue	8.361%	10/1/34	4,995	4,911	0.1%
	Illinois GO	5.100%	6/1/33	121,265	91,106	1.0%
	Massachusetts Development
	Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	56,345	60,437	0.7%
	New Jersey Economic
	Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	50,002	51,891	0.6%
	Taxable Municipal Bonds—Other †				420,014	4.6%
Total Taxable Municipal Bonds (Cost $868,307)					822,687	9.1%
Temporary Cash Investment
Repurchase Agreement
	Goldman, Sachs & Co.
	(Dated 1/31/11, Repurchase
	Value $71,000,000, collateralized
	by Federal National Mortgage
	Assn. 4.500%–5.500%,
	5/1/33–10/1/40) (Cost $71,000)	0.220%	2/1/11	71,000	71,000	0.8%
Total Investments (Cost $8,574,972)					8,978,538	98.6%
Other Assets and Liabilities
Other Assets					179,251	1.9%
Liabilities					(48,171)	(0.5%)
					131,080	1.4%
Net Assets					9,109,618	100.0%

Long-Term Investment-Grade Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,766,847
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(73,108)
Unrealized Appreciation (Depreciation)
Investment Securities	403,566
Swap Contracts	12,313
Net Assets	9,109,618

Investor Shares—Net Assets
Applicable to 411,819,670 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,769,821
Net Asset Value Per Share—Investor Shares	$9.15

Admiral Shares—Net Assets
Applicable to 583,332,729 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,339,797
Net Asset Value Per Share—Admiral Shares	$9.15

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $641,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $802,628,000, representing 8.8% of net assets.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	511,152
Total Income	511,152
Expenses
Investment Advisory Fees—Note B	1,780
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,874
Management and Administrative—Admiral Shares	3,324
Marketing and Distribution—Investor Shares	1,034
Marketing and Distribution—Admiral Shares	1,371
Custodian Fees	51
Auditing Fees	34
Shareholders’ Reports—Investor Shares	47
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	13
Total Expenses	15,545
Net Investment Income	495,607
Realized Net Gain (Loss)
Investment Securities Sold	95,146
Swap Contracts	7,415
Realized Net Gain (Loss)	102,561
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(10,166)
Swap Contracts	1,768
Change in Unrealized Appreciation (Depreciation)	(8,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	589,770

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	495,607	421,565
Realized Net Gain (Loss)	102,561	(59,633)
Change in Unrealized Appreciation (Depreciation)	(8,398)	783,873
Net Increase (Decrease) in Net Assets Resulting from Operations	589,770	1,145,805
Distributions
Net Investment Income
Investor Shares	(229,926)	(228,863)
Admiral Shares	(273,096)	(199,435)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(503,022)	(428,298)
Capital Share Transactions
Investor Shares	(379,821)	232,757
Admiral Shares	1,165,447	1,403,169
Net Increase (Decrease) from Capital Share Transactions	785,626	1,635,926
Total Increase (Decrease)	872,374	2,353,433
Net Assets
Beginning of Period	8,237,244	5,883,811
End of Period	9,109,618	8,237,244

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.04	$8.19	$9.02	$9.15	$9.37
Investment Operations
Net Investment Income	.516	.517	.514	.523	.521
Net Realized and Unrealized Gain (Loss)
on Investments	.117	.857	(.829)	(.130)	(.220)
Total from Investment Operations	.633	1.374	(.315)	.393	.301
Distributions
Dividends from Net Investment Income	(.523)	(.524)	(.515)	(.523)	(.521)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.523)	(.524)	(.515)	(.523)	(.521)
Net Asset Value, End of Period	$9.15	$9.04	$8.19	$9.02	$9.15

Total Return[1]	7.01%	17.29%	-3.45%	4.43%	3.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,770	$4,082	$3,471	$4,112	$4,196
Ratio of Total Expenses to
Average Net Assets	0.24%	0.26%	0.23%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	5.53%	6.01%	6.09%	5.78%	5.73%
Portfolio Turnover Rate	19%	21%	24%	15%	15%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.04	$8.19	$9.02	$9.15	$9.37
Investment Operations
Net Investment Income	.528	.528	.522	.532	.533
Net Realized and Unrealized Gain (Loss)
on Investments	.117	.857	(.829)	(.130)	(.220)
Total from Investment Operations	.645	1.385	(.307)	.402	.313
Distributions
Dividends from Net Investment Income	(.535)	(.535)	(.523)	(.532)	(.533)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.535)	(.535)	(.523)	(.532)	(.533)
Net Asset Value, End of Period	$9.15	$9.04	$8.19	$9.02	$9.15

Total Return	7.14%	17.44%	-3.35%	4.53%	3.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,340	$4,155	$2,413	$1,627	$1,535
Ratio of Total Expenses to
Average Net Assets	0.12%	0.13%	0.13%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	5.65%	6.14%	6.19%	5.88%	5.86%
Portfolio Turnover Rate	19%	21%	24%	15%	15%

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or index of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net

Long-Term Investment-Grade Fund

amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2011, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $1,560,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2011, 100% of the fund’s investments were valued based on Level 2 inputs.

E. At January 31, 2011, the fund had the following open swap contracts:

Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–5yr/Baa1[2]	12/20/13	GSI	198,400	5,125	1.500	7,471
CDX–IG11–10yr/Baa1[2]	12/20/18	GSI	198,400	4,241	1.400	7,329
CDX–IG14–10yr/Baa1[3]	6/20/20	BOANA	100,000	163	1.000	(655)
Credit Protection Purchased
XL Capital Ltd.	12/20/13	GSI	8,500	(1,318)	(5.000)	(1,832)
						12,313

1 GSI—Goldman Sachs International.
BOANA—Bank of America, N.A.
2 Investment Grade Corporate Credit Default Swap Index–Version 11.
3 Investment Grade Corporate Credit Default Swap Index–Version 14.

At January 31, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $7,415,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Long-Term Investment-Grade Fund

For tax purposes, at January 31, 2011, the fund had available capital loss carryforwards totaling $72,893,000 to offset future net capital gains of $4,200,000 through January 31, 2017, and $68,693,000 through January 31, 2018.

At January 31, 2011, the cost of investment securities for tax purposes was $8,575,156,000. Net unrealized appreciation of investment securities for tax purposes was $403,382,000, consisting of unrealized gains of $535,493,000 on securities that had risen in value since their purchase and $132,111,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2011, the fund purchased $2,094,445,000 of investment securities and sold $1,360,133,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $302,896,000 and $325,637,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,021,926	109,366	910,022	107,434
Issued in Lieu of Cash Distributions	205,699	21,953	207,119	24,025
Redeemed	(1,607,446)	(171,100)	(884,384)	(103,774)
Net Increase (Decrease)—Investor Shares	(379,821)	(39,781)	232,757	27,685
Admiral Shares
Issued	2,022,967	216,011	2,083,546	244,075
Issued in Lieu of Cash Distributions	232,733	24,801	165,788	19,114
Redeemed	(1,090,253)	(117,091)	(846,165)	(98,247)
Net Increase (Decrease)—Admiral Shares	1,165,447	123,721	1,403,169	164,942

I. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.28%	0.15%
30-Day SEC Yield	6.16%	6.28%

Financial Attributes
		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	331	1,822	7,999
Yield to Maturity
(before expenses)	6.5%	7.6%	3.0%
Average Coupon	7.5%	8.3%	4.2%
Average Duration	4.8 years	4.2 years	5.0 years
Average Effective
Maturity	6.0 years	6.9 years	7.2 years
Short-Term
Reserves	3.6%	—	—

Sector Diversification (% of portfolio)
Basic Industry	8.1%
Capital Goods	5.6
Communication	18.2
Consumer Cyclical	13.1
Consumer Noncyclical	13.7
Energy	5.6
Finance	15.0
Industrial Other	0.1
Technology	7.8
Transportation	1.4
Treasury/Agency	3.1
Utilities	8.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.96	0.15
Beta	0.84	1.37
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	7.8%
1 - 5 Years	38.0
5 - 10 Years	42.4
10 - 20 Years	3.7
20 - 30 Years	4.8
Over 30 Years	3.3

Distribution by Credit Quality (% of portfolio)
Aaa	2.5%
Baa	3.9
Ba	42.4
B	45.4
Caa	4.0
Ca	0.6
Not Rated	1.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2011, the expense ratios were 0.25% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2001, Through January 31, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	High-Yield Corporate Fund Investor
	Shares	13.70%	6.56%	6.11%	$18,097
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	5.06	5.82	5.68	17,370
– – – –	Barclays Capital U.S. Corporate High
	Yield Bond Index	16.19	9.04	8.34	22,270
	High-Current-Yield Funds Average	15.28	6.46	6.15	18,166
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

		Average Annual Total Returns
		Periods Ended January 31, 2011
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
High-Yield Corporate Fund Admiral
Shares	13.84%	6.69%	7.04%	$93,589
Barclays Capital U.S. Aggregate
Bond Index	5.06	5.82	5.49	81,873
Barclays Capital U.S. Corporate
High Yield Bond Index	16.19	9.04	9.42	114,618
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): January 31, 2001, Through January 31, 2011
				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	8.53%	-9.63%	-1.10%	-1.37%
2003	8.27	-5.72	2.55	1.17
2004	8.54	7.93	16.47	27.20
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

High-Yield Corporate Fund

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	12.40%	6.33%	7.99%	-1.59%	6.40%
Admiral Shares	11/12/2001	12.53	6.46	8.01[1]	-1.14[1]	6.87[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	96,248	0.7%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	83,344	0.6%
	United States Treasury Note/Bond	4.875%	7/31/11	78,020	79,825	0.6%
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	73,658	0.6%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	61,915	0.5%
Total U.S. Government and Agency Obligations (Cost $380,751)					394,990	3.0%
Corporate Bonds
Finance
	Banking
1	Citigroup Capital XXI	8.300%	3/15/57	136,670	142,649	1.1%
	LBG Capital No.1 plc	7.875%	11/1/20	141,705	132,494	1.0%
2	Banking—Other †				269,831	2.0%
	Finance Companies
	Ally Financial Inc.	8.000%	3/15/20	96,300	108,578	0.8%
	Ally Financial Inc.	8.300%	2/12/15	74,645	83,976	0.6%
2	Ally Financial Inc.	7.500%–8.000%	9/15/20–11/1/31	80,715	89,258	0.7%
	CIT Group Inc.	7.000%	5/1/17	102,406	103,430	0.8%
	CIT Group Inc.	7.000%	5/1/16	98,911	99,900	0.7%
	CIT Group Inc.	7.000%	5/1/13–5/1/15	40,500	41,239	0.3%
2	International Lease
	Finance Corp.	6.500%–8.750%	9/1/14–12/15/20	214,371	233,774	1.8%
	SLM Corp.	6.250%	1/25/16	80,090	80,535	0.6%
	SLM Corp.	8.000%–8.450%	6/15/18–3/25/20	82,625	87,167	0.7%
	Insurance
1	Hartford Financial
	Services Group Inc.	8.125%	6/15/38	94,960	103,082	0.8%
2	Insurance—Other †				196,824	1.5%
	Other Finance †				26,583	0.2%
					1,799,320	13.6%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
3,4	CDW Extended Bank Loan	5.261%	7/15/17	69,845	69,583	0.5%
3,4	CIT Group Inc. Bank Loan	6.250%	8/11/15	9,756	9,987	0.1%
3,4	First Data Corp. Bank Loan	3.010%	9/24/14	9,242	8,742	0.1%
3,4	First Data TLB-1 Bank Loan	3.010%	9/24/14	47,851	45,272	0.3%
2	Georgia-Pacific LLC	7.125%	1/15/17	78,040	82,917	0.6%
2	Basic Industry—Other †				886,762	6.7%
	Capital Goods
2	Case New Holland Inc.	7.875%	12/1/17	66,115	73,553	0.5%
2	Fibria Overseas Finance Ltd.	7.500%	5/4/20	83,061	88,542	0.7%
2	Reynolds Group Issuer Inc./
	Reynolds Group Issuer LLC/
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	73,325	77,725	0.6%
2	Capital Goods—Other †				476,116	3.6%
	Communication
	Cablevision Systems Corp.	7.750%–8.625%	9/15/17–4/15/18	59,290	65,664	0.5%
	CCO Holdings LLC/
	CCO Holdings
	Capital Corp.	7.000%–8.125%	10/30/17–4/30/20	133,150	138,851	1.0%
^	Cricket Communications Inc.	7.750%	10/15/20	97,250	93,360	0.7%
	CSC Holdings LLC	7.625%	7/15/18	79,045	87,345	0.7%
^	CSC Holdings LLC	7.875%–8.625%	4/15/14–2/15/19	60,640	67,908	0.5%
	Frontier Communications
	Corp.	7.875%–8.750%	5/1/14–4/15/22	181,175	203,213	1.5%
2	Intelsat Jackson
	Holdings SA	7.250%	10/15/20	107,065	108,939	0.8%
2	Intelsat Jackson
	Holdings SA	8.500%–9.500%	6/15/16–11/1/19	20,970	22,675	0.2%
2	Intelsat Subsidiary
	Holding Co. SA	8.500%–8.875%	1/15/13–1/15/15	78,595	79,485	0.6%
^	Liberty Media LLC	8.250%–8.500%	7/15/29–2/1/30	60,710	59,569	0.5%
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	72,768	0.6%
2	Wind Acquisition
	Finance SA	11.750%	7/15/17	75,775	85,815	0.6%
^	Windstream Corp.	7.000%–8.625%	8/1/13–10/15/20	148,365	156,142	1.2%
2	Communication—Other †				1,041,696	7.9%
	Consumer Cyclical
	Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	134,638	1.0%
	Ford Motor Credit Co. LLC	6.625%–8.125%	12/15/16–1/15/20	113,440	127,804	1.0%
2	QVC Inc.	7.500%	10/1/19	68,345	72,788	0.5%
2	TRW Automotive Inc.	7.000%	3/15/14	82,555	90,604	0.7%
2	TRW Automotive Inc.	7.250%	3/15/17	44,280	48,597	0.4%
	Wynn Las Vegas LLC/
	Wynn Las Vegas
	Capital Corp.	7.750%	8/15/20	68,200	72,292	0.5%
2	Consumer Cyclical—Other †				1,047,235	7.9%
	Consumer Noncyclical
	American Stores Co.	7.900%	5/1/17	4,860	4,447	0.0%
	ARAMARK Corp.	8.500%	2/1/15	98,490	102,430	0.8%
	Biomet Inc.	10.000%	10/15/17	62,020	69,462	0.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	CHS/Community Health
	Systems Inc.	8.875%	7/15/15	118,160	124,807	0.9%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	69,507	0.5%
	HCA Inc.	9.250%	11/15/16	99,230	106,920	0.8%
	HCA Inc.	6.375%	1/15/15	96,955	98,894	0.8%
	HCA Inc.	6.500%	2/15/16	69,575	70,097	0.5%
	HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	75,495	81,962	0.6%
2	IMS Health Inc.	12.500%	3/1/18	76,475	89,858	0.7%
^	SUPERVALU Inc.	8.000%	5/1/16	84,075	81,973	0.6%
	SUPERVALU Inc.	7.500%	11/15/14	47,130	46,305	0.4%
	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	72,476	0.6%
1	Tenet Healthcare Corp.	9.000%–10.000%	2/1/15–5/1/18	72,175	81,088	0.6%
2	Warner Chilcott Co. LLC/
	Warner Chilcott
	Finance LLC	7.750%	9/15/18	93,262	96,759	0.7%
2	Consumer Noncyclical—Other †				554,325	4.2%
	Energy
2	Expro Finance
	Luxembourg SCA	8.500%	12/15/16	70,410	69,707	0.5%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	78,036	0.6%
	Pioneer Natural
	Resources Co.	6.650%	3/15/17	68,845	73,763	0.6%
	Pioneer Natural
	Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	91,718	0.7%
2	Energy—Other †				531,467	4.0%
	Other Industrial †				65,283	0.5%
	Technology
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	108,050	86,035	0.7%
^,2	Freescale
	Semiconductor Inc.	8.875%–10.125%	12/15/14–4/15/18	126,280	138,535	1.0%
2	Seagate HDD Cayman	6.875%	5/1/20	64,225	61,977	0.5%
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	33,035	34,109	0.3%
2	Seagate Technology
	International/
	Cayman Islands	10.000%	5/1/14	48,540	56,670	0.4%
2	SunGard Data
	Systems Inc.	7.375%–10.250%	8/15/15–11/15/20	134,178	138,244	1.0%
2	Technology—Other †				332,868	2.5%
2	Transportation †				153,136	1.2%
					9,359,445	70.7%
Utilities
	Electric
	AES Corp.	7.750%–8.000%	10/15/15–6/1/20	110,536	119,755	0.9%
2	Calpine Corp.	7.250%	10/15/17	111,118	113,618	0.9%
2	Calpine Corp.	7.500%	2/15/21	48,550	49,157	0.4%
2	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	12,914	0.1%
	NRG Energy Inc.	7.375%	2/1/16	102,485	106,072	0.8%
	NRG Energy Inc.	7.375%	1/15/17	69,725	72,514	0.5%
3,4	Texas Competitive
	Electric Holdings Co.,
	LLC Bank Loan	0.000%	10/10/14	84,153	69,545	0.5%
2	Electric—Other †				236,748	1.8%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Natural Gas
	El Paso Corp.	7.250%	6/1/18	66,150	72,351	0.6%
2	El Paso Corp.	6.500%–7.000%	6/15/17–9/15/20	57,480	59,940	0.5%
	Energy Transfer Equity LP	7.500%	10/15/20	67,350	71,896	0.5%
2	Natural Gas—Other †				82,441	0.6%
					1,066,951	8.1%
Total Corporate Bonds (Cost $11,442,968)					12,225,716	92.4%

				Shares
Preferred Stocks
	Citigroup Capital XIII Pfd.
	(Cost $122,240)	7.875%		4,765	127,511	1.0%
Temporary Cash Investments
Money Market Fund
5,6	Vanguard Market Liquidity Fund	0.207%		141,668,584	141,669	1.1%

				Face
				Amount
				($000)
Repurchase Agreements
	J.P. Morgan Securities Inc.
	(Dated 1/31/11, Repurchase
	Value $224,601,000,
	collateralized by Federal
	Home Loan Mortgage Corp.
	0.000%–6.413%, 7/1/17–2/1/41)	0.220%	2/1/11	224,600	224,600	1.7%
	Banc of America Securities, LLC
	(Dated 1/31/11, Repurchase Value
	$217,401,000, collateralized by
	Federal Home Loan Mortgage
	Corp. 4.000%, 1/31/31, Federal
	National Mortgage Assn. 2.865%–
	4.500%, 10/1/40–12/1/40)	0.220%	2/1/11	217,400	217,400	1.6%
					442,000	3.3%
Total Temporary Cash Investments (Cost $583,669)					583,669	4.4%
Total Investments (Cost $12,529,628)					13,331,886	100.8%
Other Assets and Liabilities
Other Assets					283,340	2.1%
Liabilities[6]					(386,907)	(2.9%)
					(103,567)	(0.8%)
Net Assets					13,228,319	100.0%

High-Yield Corporate Fund

At January 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,508,912
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,082,851)
Unrealized Appreciation (Depreciation)	802,258
Net Assets	13,228,319

Investor Shares—Net Assets
Applicable to 849,610,912 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,908,544
Net Asset Value Per Share—Investor Shares	$5.78

Admiral Shares—Net Assets
Applicable to 1,440,060,039 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,319,775
Net Asset Value Per Share—Admiral Shares	$5.78

• See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $138,311,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $3,748,953,000, representing 28.3% of net assets

3 Adjustable-rate security.

4 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2011, the aggregate value of these securities was $310,011,000, representing 2.3% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $141,669,000 of collateral received for securitieson loan.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2011
($000)
Investment Income
Income
Interest	946,463
Security Lending	3,176
Total Income	949,639
Expenses
Investment Advisory Fees—Note B	4,147
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,241
Management and Administrative—Admiral Shares	5,071
Marketing and Distribution—Investor Shares	1,606
Marketing and Distribution—Admiral Shares	1,515
Custodian Fees	83
Auditing Fees	34
Shareholders’ Reports—Investor Shares	184
Shareholders’ Reports—Admiral Shares	30
Trustees’ Fees and Expenses	18
Total Expenses	22,929
Net Investment Income	926,710
Realized Net Gain (Loss) on Investment Securities Sold	181,080
Change in Unrealized Appreciation (Depreciation) of Investment Securities	453,051
Net Increase (Decrease) in Net Assets Resulting from Operations	1,560,841

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	926,710	819,744
Realized Net Gain (Loss)	181,080	(53,657)
Change in Unrealized Appreciation (Depreciation)	453,051	2,044,681
Net Increase (Decrease) in Net Assets Resulting from Operations	1,560,841	2,810,768
Distributions
Net Investment Income
Investor Shares	(415,837)	(407,054)
Admiral Shares	(510,873)	(412,690)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(926,710)	(819,744)
Capital Share Transactions
Investor Shares	(1,114,890)	786,980
Admiral Shares	2,110,806	991,322
Net Increase (Decrease) from Capital Share Transactions	995,916	1,778,302
Total Increase (Decrease)	1,630,047	3,769,326
Net Assets
Beginning of Period	11,598,272	7,828,946
End of Period	13,228,319	11,598,272

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$5.48	$4.48	$5.82	$6.22	$6.19
Investment Operations
Net Investment Income	.422	.409	.430	.446	.438
Net Realized and Unrealized Gain (Loss)
on Investments	.300	1.000	(1.340)	(.400)	.030
Total from Investment Operations	.722	1.409	(.910)	.046	.468
Distributions
Dividends from Net Investment Income	(.422)	(.409)	(.430)	(.446)	(.438)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.422)	(.409)	(.430)	(.446)	(.438)
Net Asset Value, End of Period	$5.78	$5.48	$4.48	$5.82	$6.22

Total Return[1]	13.70%	32.68%	-16.19%	0.70%	7.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,909	$5,730	$3,944	$4,602	$5,146
Ratio of Total Expenses to
Average Net Assets	0.25%	0.28%	0.27%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	7.59%	8.15%	8.33%	7.34%	7.13%
Portfolio Turnover Rate	38%	32%	21%	26%	47%

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$5.48	$4.48	$5.82	$6.22	$6.19
Investment Operations
Net Investment Income	.429	.415	.437	.454	.446
Net Realized and Unrealized Gain (Loss)
on Investments	.300	1.000	(1.340)	(.400)	.030
Total from Investment Operations	.729	1.415	(.903)	.054	.476
Distributions
Dividends from Net Investment Income	(.429)	(.415)	(.437)	(.454)	(.446)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.429)	(.415)	(.437)	(.454)	(.446)
Net Asset Value, End of Period	$5.78	$5.48	$4.48	$5.82	$6.22

Total Return[1]	13.84%	32.84%	-16.09%	0.83%	8.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,320	$5,868	$3,885	$4,287	$4,320
Ratio of Total Expenses to
Average Net Assets	0.13%	0.15%	0.15%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	7.71%	8.28%	8.45%	7.46%	7.26%
Portfolio Turnover Rate	38%	32%	21%	26%	47%

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2011, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2011, the fund had contributed capital of $2,168,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	394,990	—
Corporate Bonds	—	12,225,713	3
Preferred Stocks	127,511	—	—
Temporary Cash Investments	141,669	442,000	—
Total	269,180	13,062,703	3

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2010	—
Transfers into Level 3	3
Balance as of January 31, 2011	3

High-Yield Corporate Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund had available capital loss carryforwards totaling $1,079,306,000 to offset future net capital gains of $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, $595,940,000 through January 31, 2017, and $409,720,000 through January 31, 2018. Capital loss carryforwards of $540,852,000 expired on January 31, 2011; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At January 31, 2011, the cost of investment securities for tax purposes was $12,529,628,000.

Net unrealized appreciation of investment securities for tax purposes was $802,258,000, consisting of unrealized gains of $930,431,000 on securities that had risen in value since their purchase and $128,173,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2011, the fund purchased $5,062,688,000 of investment securities and sold $4,184,959,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $97,670,000 and $52,882,000, respectively.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,539,516	273,627	1,917,199	389,063
Issued in Lieu of Cash Distributions	333,502	59,580	330,577	65,634
Redeemed[1]	(2,987,908)	(529,250)	(1,460,796)	(290,265)
Net Increase (Decrease)—Investor Shares	(1,114,890)	(196,043)	786,980	164,432
Admiral Shares
Issued	3,158,724	556,800	1,859,075	375,952
Issued in Lieu of Cash Distributions	335,238	59,741	269,196	53,410
Redeemed[1]	(1,383,156)	(247,408)	(1,136,949)	(226,452)
Net Increase (Decrease)—Admiral Shares	2,110,806	369,133	991,322	202,910
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H. In preparing the financial statements as of January 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2011

Special 2010 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $26,822,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 73.6% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Intermediate-Term
Investment-Grade Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $211,540,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 78.2% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 78.1% of income dividends are interest-related dividends.

Special 2010 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 84.9% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2010	1/31/2011	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,015.66	$1.12
Admiral Shares	1,000.00	1,016.22	0.56
Institutional Shares	1,000.00	1,016.42	0.61
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,018.30	$1.12
Admiral Shares	1,000.00	1,018.92	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$983.68	$1.20
Admiral Shares	1,000.00	984.27	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,070.33	$1.30
Admiral Shares	1,000.00	1,070.97	0.68

Six Months Ended January 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2010	1/31/2011	Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.60	0.61
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.22% for Investor Shares, 0.11% for Admiral Shares, and 0.12% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.24% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components) .
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008) .	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008) .
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008) .
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm) .	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the Federal	Principal of The Vanguard Group (1997–2006).
Reserve Bank of Cleveland; Trustee of University
Hospitals of Cleveland; President of the Board of The
Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Trustee of the Corning Incorporated	Chairman Emeritus and Senior Advisor
Foundation and the Corning Museum of Glass;
Overseer of the Amos Tuck School of Business	John J. Brennan
Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032011

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.1%)
U.S. Government Securities (4.5%)
	United States Treasury Note/Bond	1.000%	12/31/11	32,500	32,713
1	United States Treasury Note/Bond	1.375%	2/15/12	234,500	237,028
	United States Treasury Note/Bond	0.875%	2/29/12	17,485	17,589
2	United States Treasury Note/Bond	1.000%	3/31/12	579,500	583,939
	United States Treasury Note/Bond	1.875%	6/15/12	50,000	51,016
	United States Treasury Note/Bond	1.375%	1/15/13	390,000	396,033
	United States Treasury Note/Bond	1.375%	2/15/13	194,000	197,061
	United States Treasury Note/Bond	1.375%	3/15/13	194,500	197,569
	United States Treasury Note/Bond	1.250%	8/31/15	9,854	9,629
					1,722,577
Agency Bonds and Notes (0.3%)
3,4	Federal Home Loan Mortgage Corp.	0.181%	1/11/12	13,075	13,065
3,4	Federal Home Loan Mortgage Corp.	0.181%	2/2/12	30,950	30,894
3,4	Federal Home Loan Mortgage Corp.	0.221%	2/10/12	43,000	43,042
3,4	Federal Home Loan Mortgage Corp.	0.221%	2/16/12	7,200	7,196
3,4	Federal National Mortgage Assn.	0.221%	9/19/11	12,325	12,324
					106,521
Conventional Mortgage-Backed Securities (0.1%)
3,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	10,252	11,185
3,5	Fannie Mae Pool	6.500%	12/1/11–9/1/16	8,572	9,353
3,5	Fannie Mae Pool	7.000%	10/1/11–4/1/13	52	53
3,5	Fannie Mae Pool	7.500%	3/1/15	99	104
3,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	6,561	7,144
					27,839
Nonconventional Mortgage-Backed Securities (0.2%)
3,5	Fannie Mae Pool	2.250%	12/1/32	957	987
3,5	Fannie Mae Pool	2.528%	9/1/32	281	293
3,5	Fannie Mae Pool	2.551%	6/1/33	7,212	7,518
3,5	Fannie Mae Pool	2.560%	7/1/32	783	814
3,5	Fannie Mae Pool	2.585%	5/1/33	6,929	7,243
3,5	Fannie Mae Pool	2.812%	5/1/33	1,497	1,567
3,5	Fannie Mae Pool	2.897%	7/1/33	12,085	12,524
3,5	Fannie Mae Pool	2.910%	8/1/33	2,591	2,669
3,5	Fannie Mae Pool	2.914%	9/1/32	483	508
3,5	Fannie Mae Pool	3.021%	8/1/33	2,108	2,166
3,5	Fannie Mae Pool	3.024%	8/1/33	3,712	3,897
3,5	Fannie Mae Pool	5.265%	8/1/37	1,612	1,704
3,5	Fannie Mae Pool	5.481%	2/1/37	3,214	3,438
3,5	Freddie Mac Non Gold Pool	2.536%	9/1/32	1,304	1,375
3,5	Freddie Mac Non Gold Pool	2.625%	8/1/32	1,092	1,129
3,5	Freddie Mac Non Gold Pool	2.625%	8/1/32	1,675	1,746
3,5	Freddie Mac Non Gold Pool	2.961%	2/1/33	1,099	1,142
3,5	Freddie Mac Non Gold Pool	2.968%	10/1/32	922	976
3,5	Freddie Mac Non Gold Pool	3.018%	9/1/32	1,594	1,646
3,5	Freddie Mac Non Gold Pool	3.037%	1/1/33	1,316	1,384
3,5	Freddie Mac Non Gold Pool	3.204%	8/1/33	1,926	2,026
3,5	Freddie Mac Non Gold Pool	5.745%	8/1/37	12,890	13,690
					70,442
Total U.S. Government and Agency Obligations (Cost $1,913,993)					1,927,379
Asset-Backed/Commercial Mortgage-Backed Securities (21.5%)
5,6	Ally Auto Receivables Trust	3.050%	12/15/14	44,876	46,683
5	Ally Auto Receivables Trust	2.090%	5/15/15	49,000	49,659
5,6	Ally Auto Receivables Trust	3.000%	10/15/15	11,525	11,941
5	Ally Auto Receivables Trust	1.350%	12/15/15	15,000	14,740
5,6	Ally Auto Receivables Trust	2.690%	2/15/17	18,850	18,769
5,6	Ally Master Owner Trust	3.470%	4/15/15	20,545	21,170
5,6	Ally Master Owner Trust	3.870%	4/15/15	10,900	11,250
5,6	Ally Master Owner Trust	4.250%	4/15/17	7,800	8,299
5,6	Ally Master Owner Trust	4.590%	4/15/17	15,500	16,340

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Ally Master Owner Trust	1.331%	8/15/17	64,150	64,544
4,5,6	Ally Master Owner Trust	1.811%	8/15/17	39,172	39,611
4,5,6	Ally Master Owner Trust	2.211%	8/15/17	29,770	30,422
4,5,6	American Express Credit Account Master Trust	0.541%	12/15/13	3,400	3,398
4,5,6	American Express Credit Account Master Trust	0.541%	3/17/14	3,400	3,393
4,5,6	American Express Credit Account Master Trust	0.531%	9/15/14	2,410	2,393
4,5,6	American Express Credit Account Master Trust	0.681%	1/15/15	2,770	2,751
4,5	American Express Credit Account Master Trust	1.361%	3/15/16	8,300	8,396
4,5	American Express Credit Account Master Trust	1.361%	3/15/16	4,940	4,997
4,5	American Express Credit Account Master Trust	1.361%	4/15/16	5,245	5,307
4,5,6	American Express Credit Account Master Trust	0.931%	12/15/16	6,100	6,017
4,5	American Express Credit Account Master Trust	1.511%	3/15/17	52,140	53,966
5,6	Americold LLC Trust	4.954%	1/14/29	2,860	2,885
5,6	Americold LLC Trust	6.031%	1/14/29	8,790	9,121
5,6	Americold LLC Trust	6.811%	1/14/29	10,550	11,240
4,5	AmeriCredit Automobile Receivables Trust	5.261%	1/6/15	59,361	60,446
4,5	AmeriCredit Automobile Receivables Trust	5.261%	4/6/15	55,124	56,410
5	Americredit Prime Automobile Receivable	2.210%	1/15/14	4,300	4,354
5	Americredit Prime Automobile Receivable	2.900%	12/15/14	3,340	3,440
4,5,6	Arkle Master Issuer plc	1.534%	5/17/60	156,300	155,689
4,5,6	Arran Residential Mortgages Funding plc	1.779%	5/16/47	25,800	25,824
4,5,6	Arran Residential Mortgages Funding plc	0.373%	4/12/56	49,318	49,470
6	BA Covered Bond Issuer	5.500%	6/14/12	36,600	38,474
4,5	BA Credit Card Trust	0.551%	6/16/14	5,260	5,219
4,5	BA Credit Card Trust	0.561%	9/15/15	75,700	75,764
4,5	BA Credit Card Trust	0.291%	4/15/16	58,000	57,528
4,5	BA Credit Card Trust	0.321%	4/15/16	23,790	23,616
4,5	BA Credit Card Trust	0.321%	9/15/16	26,200	25,972
4,5	BA Credit Card Trust	0.331%	12/15/16	13,720	13,587
4,5	BA Credit Card Trust	0.301%	11/15/19	61,370	59,860
5	Banc of America Commercial Mortgage Inc.	5.334%	9/10/45	14,475	14,553
5	Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	18,805	20,322
4,5	Banc of America Commercial Mortgage Inc.	5.688%	4/10/49	48,534	51,573
4,5	Banc of America Funding Corp.	5.376%	9/20/46	49,551	36,912
4,5	Banc of America Mortgage Securities Inc.	3.246%	9/25/32	43	42
4,5	Banc of America Mortgage Securities Inc.	3.092%	2/25/33	437	332
4,5	Banc of America Mortgage Securities Inc.	2.958%	5/25/33	1,375	1,286
4,5	Banc of America Mortgage Securities Inc.	2.922%	7/25/33	2,977	2,853
4,5	Banc of America Mortgage Securities Inc.	2.999%	2/25/34	2,721	2,566
5,6	Bank of America Auto Trust	3.520%	6/15/16	29,583	30,676
5,6	Bank of America Auto Trust	3.030%	10/15/16	73,416	75,751
4,5,6	Bank of America Student Loan Trust	1.088%	2/25/43	83,789	83,988
4,5	Bank One Issuance Trust	0.431%	2/15/17	66,500	66,182
4,5	Bank One Issuance Trust	1.061%	2/15/17	6,600	6,534
4,5	Bear Stearns Adjustable Rate Mortgage Trust	5.204%	10/25/36	56,122	39,871
4,5	Bear Stearns Adjustable Rate Mortgage Trust	5.317%	5/25/47	46,421	34,395
4,5	Bear Stearns Commercial Mortgage Securities	5.717%	6/11/40	34,563	37,055
5	Bear Stearns Commercial Mortgage Securities	5.478%	10/12/41	46,800	47,661
5	Bear Stearns Commercial Mortgage Securities	4.254%	7/11/42	1,824	1,832
5	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	20,000	20,662
5	Bear Stearns Commercial Mortgage Securities	5.613%	6/13/50	15,000	15,699
4,5	Brazos Higher Education Authority	0.503%	6/25/26	15,150	13,994
4,5	Brazos Higher Education Authority	1.185%	5/25/29	59,500	59,359
4,5	Capital One Multi-Asset Execution Trust	0.551%	3/17/14	3,939	3,926
5	Capital One Multi-Asset Execution Trust	3.200%	4/15/14	40,000	40,392
4,5	Capital One Multi-Asset Execution Trust	0.561%	6/16/14	30,950	30,784
4,5	Capital One Multi-Asset Execution Trust	0.581%	7/15/14	26,100	25,891
4,5	Capital One Multi-Asset Execution Trust	0.391%	8/15/14	5,000	4,994
4,5	Capital One Multi-Asset Execution Trust	0.561%	11/17/14	32,150	31,676
4,5	Capital One Multi-Asset Execution Trust	0.341%	9/15/15	14,693	14,614
4,5	Capital One Multi-Asset Execution Trust	0.321%	1/15/16	21,850	21,687
5	Capital One Multi-Asset Execution Trust	5.050%	2/15/16	46,500	50,441
4,5	Capital One Multi-Asset Execution Trust	0.291%	4/15/16	16,995	16,869
4,5	Capital One Multi-Asset Execution Trust	0.321%	7/15/16	30,000	29,755

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Capital One Multi-Asset Execution Trust	2.511%	7/15/16	33,411	33,716
4,5	Capital One Multi-Asset Execution Trust	0.471%	12/15/16	2,675	2,660
4,5	Capital One Multi-Asset Execution Trust	1.310%	12/15/16	2,940	2,860
4,5	Capital One Multi-Asset Execution Trust	0.351%	6/17/19	36,860	36,033
4,5	Capital One Multi-Asset Execution Trust	0.311%	11/15/19	27,690	26,925
4,5	Capital One Multi-Asset Execution Trust	0.341%	12/16/19	261,055	254,223
4,5	Capital One Multi-Asset Execution Trust	0.301%	7/15/20	166,795	161,476
5	CarMax Auto Owner Trust	2.040%	10/15/15	29,000	29,401
4,5	Chase Issuance Trust	0.551%	1/15/14	14,250	14,180
4,5	Chase Issuance Trust	0.701%	1/15/15	28,080	27,899
5	Chase Issuance Trust	4.650%	3/15/15	36,680	39,428
4,5	Chase Issuance Trust	0.721%	4/15/19	28,600	27,297
5	Chrysler Financial Auto Securitization Trust	2.940%	6/8/13	17,173	17,281
5,6	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	33,555	34,993
5,6	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	33,555	34,781
5	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	16,600	17,243
5	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	26,000	26,338
5,6	Chrysler Financial Lease Trust	3.460%	9/16/13	6,130	6,134
5,6	CIT Equipment Collateral	1.510%	5/15/12	31,423	31,465
5,6	CIT Equipment Collateral	2.410%	5/15/13	35,700	36,182
4,5	Citibank Credit Card Issuance Trust	0.671%	7/15/14	78,915	77,866
4,5	Citibank Credit Card Issuance Trust	0.331%	10/20/14	23,950	23,883
4,5	Citibank Credit Card Issuance Trust	0.511%	12/17/14	87,300	87,265
5	Citibank Credit Card Issuance Trust	2.250%	12/23/14	101,800	104,109
4,5	Citibank Credit Card Issuance Trust	0.661%	2/20/15	32,725	31,992
5	Citibank Credit Card Issuance Trust	4.850%	4/22/15	216,700	234,604
5	Citibank Credit Card Issuance Trust	4.900%	6/23/16	83,000	91,276
4,5	Citibank Credit Card Issuance Trust	0.730%	3/24/17	4,380	4,173
4,5	Citibank Credit Card Issuance Trust	1.461%	5/22/17	22,500	23,262
4,5	Citibank Credit Card Issuance Trust	0.343%	12/17/18	64,625	63,029
4,5	Citibank Credit Card Issuance Trust	0.362%	12/17/18	31,075	30,354
5	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	27,341
4,5	Citibank Credit Card Issuance Trust	1.636%	5/20/20	61,200	65,101
4,5,6	Citibank Omni Master Trust	2.361%	5/16/16	138,300	140,202
5,6	Citibank Omni Master Trust	5.350%	8/15/18	66,275	72,652
5	Citibank Omni Master Trust	4.900%	11/15/18	7,410	7,970
5,6	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	59,700	60,858
5,6	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	16,125	16,639
5	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	10,724	11,496
4,5	Citigroup Mortgage Loan Trust Inc.	5.777%	7/25/37	28,766	21,713
5	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	61,589
5	CNH Equipment Trust	5.280%	11/15/12	7,816	7,905
5	CNH Equipment Trust	3.000%	8/17/15	27,600	28,428
5	CNH Equipment Trust	1.750%	5/16/16	57,000	56,031
5	CNH Equipment Trust	1.740%	1/17/17	75,500	75,097
5,6	Commercial Mortgage Pass Through Certificates	4.205%	7/10/46	18,480	17,863
5	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	19,000	19,559
4,5	Countrywide Home Loan Mortgage Pass Through Trust	2.917%	5/25/33	3,015	2,419
4,5	Countrywide Home Loan Mortgage Pass Through Trust	2.902%	11/19/33	4,742	4,479
4,5	Countrywide Home Loan Mortgage Pass Through Trust	2.733%	3/20/36	24,915	15,387
4,5	Countrywide Home Loan Mortgage Pass Through Trust	4.975%	2/25/47	31,666	20,623
5	Credit Suisse Mortgage Capital Certificates	5.826%	6/15/38	25,230	27,559
5	Credit Suisse Mortgage Capital Certificates	5.716%	6/15/39	34,853	35,878
5	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	29,888
4,5	Discover Card Master Trust	1.561%	12/15/14	212,405	215,387
4,5	Discover Card Master Trust	1.561%	2/17/15	88,825	90,211
4,5	Discover Card Master Trust	0.642%	6/15/15	146,150	146,146
4,5	Discover Card Master Trust	0.911%	9/15/15	120,273	121,088
5	Discover Card Master Trust	5.650%	12/15/15	79,100	87,030
4,5	Discover Card Master Trust	0.841%	3/15/18	181,400	181,915
4,5	Discover Card Master Trust I	0.311%	10/16/14	5,965	5,946
4,5	Discover Card Master Trust I	0.351%	6/16/15	7,900	7,861
4,5	Discover Card Master Trust I	0.341%	1/19/16	74,288	73,739
4,5	Discover Card Master Trust I	0.341%	9/15/16	21,500	21,265

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	Extended Stay America Trust	2.951%	11/5/27	14,208	14,075
5,6	Extended Stay America Trust	4.221%	11/5/27	17,400	17,558
5,6	Extended Stay America Trust	4.860%	11/5/27	20,900	21,160
4,5	First Horizon Asset Securities Inc.	5.585%	11/25/36	18,756	14,596
4	First Horizon Asset Securities Inc.	5.392%	1/25/37	46,237	34,199
5,6	Ford Credit Auto Lease Trust	3.710%	1/15/14	21,852	22,054
5	Ford Credit Auto Owner Trust	4.500%	7/15/14	25,200	26,738
5	Ford Credit Auto Owner Trust	2.980%	8/15/14	12,925	13,382
5	Ford Credit Auto Owner Trust	2.930%	11/15/15	5,900	6,021
5	Ford Credit Auto Owner Trust	3.220%	3/15/16	6,040	6,183
4,5	Ford Credit Floorplan Master Owner Trust	1.811%	9/15/14	62,700	63,606
4,5,6	Ford Credit Floorplan Master Owner Trust	1.911%	12/15/14	42,980	43,760
4,5,6	Ford Credit Floorplan Master Owner Trust	2.511%	12/15/14	17,280	17,662
4,5,6	Ford Credit Floorplan Master Owner Trust	2.911%	12/15/14	88,458	90,632
4,5,6	Ford Credit Floorplan Master Owner Trust	1.961%	2/15/17	17,150	17,780
5,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	14,050	14,908
5,6	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	21,000	22,384
5	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	9,691	9,815
4,5	GMAC Mortgage Corp. Loan Trust	5.136%	11/19/35	8,307	7,443
4,5,6	Golden Credit Card Trust	1.261%	7/15/17	91,100	91,346
4,5	Granite Master Issuer plc	0.301%	12/17/54	4,769	4,456
4,5	Granite Master Issuer plc	0.401%	12/20/54	14,198	13,290
5	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	9,600	10,261
5	Greenwich Capital Commercial Funding Corp.	5.883%	7/10/38	35,287	38,904
5	GS Mortgage Securities Corp. II	5.162%	12/10/43	6,700	6,991
5	GS Mortgage Securities Corp. II	5.231%	12/10/43	6,400	6,565
5	GS Mortgage Securities Corp. II	5.231%	12/10/43	3,530	3,473
5	Harley-Davidson Motorcycle Trust	2.620%	3/15/14	62,209	62,945
5	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	4,655	4,746
5	Harley-Davidson Motorcycle Trust	1.530%	9/15/15	28,400	28,336
5	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	8,780	9,083
5	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	8,000	8,166
5,6	Hertz Vehicle Financing LLC	5.290%	3/25/16	56,350	61,431
5,6	Hertz Vehicle Financing LLC	3.740%	2/25/17	81,900	83,295
4,5,6	Holmes Master Issuer plc	1.703%	10/15/54	23,500	23,543
5	Hyundai Auto Receivables Trust	3.150%	3/15/16	37,850	39,463
4,5,6	Hyundai Floorplan Master Owner Trust	1.511%	11/17/14	18,710	18,916
4,5	Illinois Student Assistance Commission	1.353%	4/25/22	61,500	61,196
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	38,550	41,790
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	2,300	2,401
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.058%	6/15/43	3,000	3,099
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.616%	11/15/43	10,600	10,326
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.625%	3/15/46	8,881	9,102
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.298%	5/15/47	18,700	19,045
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.803%	6/15/49	50,700	52,565
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	44,610	46,237
5,6	JPMorgan Auto Receivables Trust	5.220%	9/15/12	20,241	20,606
4,5,6	Kildare Securities Ltd.	0.362%	12/10/43	24,060	22,033
5	LB-UBS Commercial Mortgage Trust	5.883%	6/15/38	10,890	12,035
5	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	3,515	3,750
5	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	28,653	29,331
5	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	23,816
5	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	57,900	62,079
4,5	Master Adjustable Rate Mortgages Trust	2.387%	4/25/34	5,059	4,571
4,5	MBNA Credit Card Master Note Trust	1.611%	10/15/14	2,075	2,079
4,5	MBNA Credit Card Master Note Trust	0.681%	7/15/15	57,640	56,506

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	MBNA Credit Card Master Note Trust	1.611%	3/15/16	10,340	10,301
4,5	MBNA Credit Card Master Note Trust	1.161%	11/15/16	39,715	39,011
4,5	Merrill Lynch Mortgage Investors Inc.	1.956%	2/25/33	3,911	3,537
4,5	Merrill Lynch Mortgage Investors Inc.	2.866%	7/25/33	1,806	1,688
5	Merrill Lynch Mortgage Trust	4.556%	6/12/43	4,432	4,529
5	Merrill Lynch Mortgage Trust	5.723%	6/12/50	37,924	39,386
5	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	3,816
5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	23,954
5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	8,273	8,501
5	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	20,393
5	Morgan Stanley Capital I	5.650%	6/11/42	81,050	83,430
5	Morgan Stanley Capital I	5.374%	3/12/44	11,774	11,772
5	Morgan Stanley Capital I	5.090%	10/12/52	8,083	8,231
4,5	Morgan Stanley Mortgage Loan Trust	4.145%	6/25/36	24,202	21,206
4,5	National City Credit Card Master Trust	0.311%	3/17/14	24,825	24,697
5,6	Navistar Financial Corp. Owner Trust	1.990%	1/21/14	76,500	77,158
4,5,6	Navistar Financial Dealer Note Master Trust	1.710%	10/26/15	23,900	24,201
5	Nissan Auto Lease Trust	3.510%	11/17/14	9,200	9,306
5	Nissan Auto Lease Trust	1.270%	10/15/16	22,600	22,508
4,5,6	Nissan Master Owner Trust Receivables	1.411%	1/15/15	116,600	118,185
4,5,6	Nordstrom Private Label Credit Card Master Note Trust	0.321%	5/15/15	113,210	112,355
4,5,6	Permanent Master Issuer plc	1.439%	7/15/42	110,800	110,130
4,5	Residential Funding Mortgage Securities I	5.693%	8/25/36	38,047	27,318
4,5	Residential Funding Mortgage Securities I	5.950%	9/25/36	16,052	12,354
4,5,6	Silverstone Master Issuer plc	1.803%	1/21/55	103,100	103,116
4,5,6	SMART Trust	1.761%	12/14/15	52,200	51,681
4,5	South Carolina Student Loan Corp.	1.303%	7/25/25	51,900	51,522
5,6	Tidewater Auto Receivables Trust	5.920%	5/15/17	14,956	15,074
5	Volkswagen Auto Lease Trust	0.990%	11/20/13	30,000	29,959
5	Volkswagen Auto Lease Trust	1.180%	10/20/15	12,600	12,538
5	Volkswagen Auto Loan Enhanced Trust	2.140%	8/22/16	31,930	32,599
5,6	Volvo Financial Equipment LLC	2.990%	5/15/17	18,820	19,036
4,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	10,080	10,991
5	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	29,874
5	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	18,480	19,733
5	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	16,787
4,5	WaMu Mortgage Pass Through Certificates	2.521%	1/25/33	449	405
4,5	WaMu Mortgage Pass Through Certificates	2.669%	8/25/33	3,401	3,327
4,5	WaMu Mortgage Pass Through Certificates	2.709%	9/25/33	4,667	4,447
4,5	Wells Fargo Mortgage Backed Securities Trust	5.384%	10/25/36	41,784	34,980
5	World Omni Auto Receivables Trust	5.120%	5/15/14	16,410	17,441
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,101,550)					8,180,875
Corporate Bonds (67.1%)
Finance (32.5%)
	Banking (22.2%)
6	Abbey National Treasury Services plc	3.875%	11/10/14	27,475	27,243
6	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,124
	American Express Bank FSB	5.550%	10/17/12	40,912	43,718
	American Express Bank FSB	5.500%	4/16/13	71,035	76,552
	American Express Centurion Bank	5.550%	10/17/12	21,161	22,620
	American Express Co.	5.250%	9/12/11	8,300	8,525
	American Express Co.	4.875%	7/15/13	4,805	5,146
	American Express Credit Corp.	5.875%	5/2/13	9,360	10,175
	American Express Credit Corp.	7.300%	8/20/13	106,070	119,601
	American Express Credit Corp.	2.750%	9/15/15	27,700	27,265
6	ANZ National International Ltd.	6.200%	7/19/13	18,175	20,053
	Astoria Financial Corp.	5.750%	10/15/12	11,850	12,198
6	Australia & New Zealand Banking Group Ltd.	2.125%	1/10/14	67,700	68,032
6	Australia & New Zealand Banking Group Ltd.	3.700%	1/13/15	13,700	14,200
5	BAC Capital Trust XIV	5.630%	12/31/49	5,314	3,826
5,6	Banco Mercantil del Norte SA	6.135%	10/13/11	25,450	25,386
4,6	Banco Santander Chile	1.553%	4/20/12	45,000	44,776

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Banco Santander Chile	2.875%	11/13/12	75,175	74,687
6	BanColombia SA	4.250%	1/12/16	7,820	7,666
	Bank of America Corp.	5.375%	9/11/12	40,870	43,169
	Bank of America Corp.	4.875%	1/15/13	11,922	12,576
	Bank of America Corp.	5.375%	6/15/14	14,700	15,738
	Bank of America Corp.	4.500%	4/1/15	17,230	17,900
	Bank of New York Mellon Corp.	6.375%	4/1/12	3,705	3,930
	Bank of New York Mellon Corp.	4.950%	11/1/12	62,947	67,380
	Bank of New York Mellon Corp.	4.500%	4/1/13	57,390	61,402
	Bank of New York Mellon Corp.	5.125%	8/27/13	8,366	9,146
	Bank of New York Mellon Corp.	4.950%	3/15/15	32,675	35,564
	Bank of Nova Scotia	2.250%	1/22/13	163,800	167,435
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	111,655	114,111
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.600%	9/11/13	66,700	66,804
	Bank One Corp.	5.250%	1/30/13	13,965	14,903
	Barclays Bank plc	2.500%	1/23/13	233,215	236,965
	Barclays Bank plc	5.200%	7/10/14	72,035	78,110
	BB&T Corp.	3.100%	7/28/11	4,875	4,928
	BB&T Corp.	6.500%	8/1/11	30,200	31,034
	BB&T Corp.	3.850%	7/27/12	90,000	93,709
	BB&T Corp.	3.375%	9/25/13	23,450	24,578
	BB&T Corp.	5.700%	4/30/14	51,400	56,984
	Bear Stearns Cos. LLC	5.700%	11/15/14	44,615	49,418
	BNP Paribas	3.250%	3/11/15	102,300	103,409
6	BNP Paribas	4.800%	6/24/15	13,800	14,304
6	BNP Paribas / BNP Paribas US Medium-Term Note
	Program LLC	5.125%	1/15/15	4,880	5,185
6	BPCE SA	2.375%	10/4/13	44,600	44,516
4,6	BTMU Curacao Holdings NV	0.624%	12/19/16	36,725	36,513
	Canadian Imperial Bank of Commerce/Canada	1.450%	9/13/13	66,700	66,617
	Canadian Imperial Bank of Commerce/Canada	2.350%	12/11/15	39,050	38,140
	Capital One Bank USA NA	6.500%	6/13/13	4,675	5,109
	Capital One Financial Corp.	4.800%	2/21/12	29,250	30,291
	Capital One Financial Corp.	6.250%	11/15/13	4,720	5,231
	Capital One Financial Corp.	7.375%	5/23/14	38,472	44,282
	Charter One Bank NA	5.500%	4/26/11	7,115	7,184
	Citigroup Inc.	5.100%	9/29/11	8,000	8,223
	Citigroup Inc.	5.625%	8/27/12	65,600	69,048
	Citigroup Inc.	5.300%	10/17/12	82,277	87,043
	Citigroup Inc.	5.500%	4/11/13	60,018	64,235
	Citigroup Inc.	6.500%	8/19/13	100,265	110,266
	Citigroup Inc.	6.000%	12/13/13	52,600	57,518
	Citigroup Inc.	6.375%	8/12/14	8,300	9,260
	Citigroup Inc.	4.750%	5/19/15	19,540	20,643
5,6,7	Colonial Bancgroup Inc.	7.114%	2/15/49	25,100	570
6	Commonwealth Bank of Australia	5.000%	11/6/12	19,600	20,852
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	1.850%	1/10/14	61,600	61,744
6	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	4.200%	5/13/14	47,225	50,214
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,162
	Credit Suisse USA Inc.	6.125%	11/15/11	40,835	42,583
	Credit Suisse	3.450%	7/2/12	32,865	34,005
	Credit Suisse	5.000%	5/15/13	293,298	314,242
	Credit Suisse	2.200%	1/14/14	65,400	65,348
	Credit Suisse	5.500%	5/1/14	195,360	215,127
	Credit Suisse	3.500%	3/23/15	34,200	35,079
4,6	DBS Bank Ltd.	0.504%	5/16/17	52,310	51,285
	Deutsche Bank AG	2.375%	1/11/13	348,100	353,979
	Deutsche Bank AG	5.375%	10/12/12	99,445	106,284
	Deutsche Bank AG	4.875%	5/20/13	70,736	75,661
	Deutsche Bank AG	3.450%	3/30/15	48,700	49,900

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Fifth Third Bancorp	6.250%	5/1/13	27,127	29,524
	Fifth Third Bancorp	3.625%	1/25/16	37,000	37,147
	Fifth Third Capital Trust IV	6.500%	4/15/17	4,880	4,770
	First Horizon National Corp.	5.375%	12/15/15	14,600	15,006
	Golden West Financial Corp.	4.750%	10/1/12	17,700	18,726
5	Goldman Sachs Capital II	5.793%	12/29/49	4,900	4,116
	Goldman Sachs Group Inc.	5.450%	11/1/12	43,700	46,728
	Goldman Sachs Group Inc.	5.250%	4/1/13	2,575	2,771
	Goldman Sachs Group Inc.	4.750%	7/15/13	9,925	10,601
	Goldman Sachs Group Inc.	5.250%	10/15/13	22,790	24,650
	Goldman Sachs Group Inc.	6.000%	5/1/14	56,750	62,998
	Goldman Sachs Group Inc.	5.000%	10/1/14	4,450	4,810
	Goldman Sachs Group Inc.	3.700%	8/1/15	29,650	30,120
	Goldman Sachs Group Inc.	5.625%	1/15/17	5,870	6,169
	Goldman Sachs Group Inc.	6.150%	4/1/18	20,000	21,737
	HSBC Bank plc	6.950%	3/15/11	23,187	23,342
6	HSBC Bank plc	1.625%	8/12/13	68,250	68,161
6	HSBC Bank plc	3.500%	6/28/15	19,500	19,966
6	ICICI Bank Ltd.	5.750%	1/12/12	9,125	9,433
6	ING Bank NV	2.000%	10/18/13	75,700	74,630
	Intesa Sanpaolo SpA	2.375%	12/21/12	139,200	139,668
6	Intesa Sanpaolo SPA	3.625%	8/12/15	19,600	18,798
	JPMorgan Chase & Co.	5.600%	6/1/11	14,600	14,823
	JPMorgan Chase & Co.	5.375%	10/1/12	35,474	37,882
	JPMorgan Chase & Co.	5.750%	1/2/13	67,518	72,522
	JPMorgan Chase & Co.	4.750%	5/1/13	124,331	133,064
	JPMorgan Chase & Co.	2.050%	1/24/14	53,700	53,565
	JPMorgan Chase & Co.	4.875%	3/15/14	3,460	3,687
	JPMorgan Chase & Co.	4.650%	6/1/14	13,128	14,107
	JPMorgan Chase & Co.	5.125%	9/15/14	19,500	20,925
	JPMorgan Chase & Co.	3.700%	1/20/15	30,112	31,182
	JPMorgan Chase & Co.	3.400%	6/24/15	41,675	42,515
4	JPMorgan Chase & Co.	1.551%	9/1/15	10,570	10,476
	JPMorgan Chase & Co.	2.600%	1/15/16	54,047	52,697
	KeyCorp	6.500%	5/14/13	87,625	95,767
	KeyCorp	3.750%	8/13/15	9,750	9,852
5,6,8	Lloyds Banking Group plc	6.267%	11/14/49	24,955	17,719
	Lloyds TSB Bank plc	4.875%	1/21/16	95,800	95,705
4	Manufacturers & Traders Trust Co.	1.803%	4/1/13	18,050	17,923
5	Mellon Capital IV	6.244%	6/29/49	21,125	19,409
4	Merrill Lynch & Co. Inc.	0.533%	6/5/12	25,000	24,789
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	126,565	134,123
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	43,175	46,584
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	20,670	21,843
	Morgan Stanley	5.250%	11/2/12	4,985	5,309
	Morgan Stanley	2.875%	1/24/14	40,000	40,008
	Morgan Stanley	6.000%	5/13/14	67,810	73,919
	Morgan Stanley	4.200%	11/20/14	54,125	56,030
	Morgan Stanley	4.000%	7/24/15	36,000	36,565
	Morgan Stanley	3.450%	11/2/15	32,832	32,270
6	National Australia Bank Ltd.	3.750%	3/2/15	13,790	14,376
	National City Bank	6.250%	3/15/11	2,000	2,010
	National City Bank	6.200%	12/15/11	16,300	17,046
	National City Bank of Pennsylvania	7.250%	10/21/11	6,228	6,494
	National City Bank	4.625%	5/1/13	4,170	4,401
6	Nordea Bank AB	2.500%	11/13/12	48,700	49,566
6	Nordea Bank AB	1.750%	10/4/13	26,700	26,645
6	Nordea Bank AB	3.700%	11/13/14	35,500	36,899
	North Fork Bancorporation Inc.	5.875%	8/15/12	8,070	8,497
	Northern Trust Corp.	5.500%	8/15/13	10,225	11,302
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,490
	PNC Funding Corp.	3.625%	2/8/15	34,200	35,439
5,9	RBS Capital Trust IV	1.103%	9/29/49	10,700	6,099

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.250%	3/15/13	151,285	154,884
	Royal Bank of Scotland Group plc	6.375%	2/1/11	29,828	29,826
	Royal Bank of Scotland Group plc	5.000%	10/1/14	6,300	6,195
	Royal Bank of Scotland Group plc	5.050%	1/8/15	8,123	7,805
	Royal Bank of Scotland plc	3.400%	8/23/13	106,075	107,116
6	Royal Bank of Scotland plc	4.875%	8/25/14	135,652	139,157
	Royal Bank of Scotland plc	4.875%	3/16/15	14,000	14,270
	Royal Bank of Scotland plc	3.950%	9/21/15	21,500	21,038
	Santander Financial Issuances Ltd.	6.375%	2/15/11	1,775	1,778
6	Santander US Debt SA Unipersonal	2.991%	10/7/13	62,300	60,205
6	Societe Generale	2.200%	9/14/13	58,225	58,088
6	Societe Generale	2.500%	1/15/14	62,200	62,079
4	Sovereign Bank	1.997%	8/1/13	2,247	2,247
4	State Street Corp.	0.388%	4/30/12	5,000	4,994
6	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	53,595	54,244
6	Svenska Handelsbanken AB	4.875%	6/10/14	48,700	52,109
	UBS AG	2.750%	1/8/13	40,284	41,167
	UBS AG	2.250%	8/12/13	93,275	94,070
	UBS AG	2.250%	1/28/14	102,600	102,902
	UBS AG	3.875%	1/15/15	23,953	24,721
4,6	Unicredit Luxembourg Finance SA	0.643%	1/13/17	51,600	48,237
	US Bancorp	2.125%	2/15/13	54,600	55,675
	US Bancorp	1.125%	10/30/13	46,300	45,862
	US Bancorp	4.200%	5/15/14	34,100	36,609
	US Bank NA	6.300%	2/4/14	37,150	41,440
	Wachovia Bank NA	4.800%	11/1/14	18,250	19,560
	Wachovia Bank NA	4.875%	2/1/15	4,000	4,281
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,469
	Wachovia Corp.	5.500%	5/1/13	177,727	193,097
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.550%	6/16/10	8,965	3,429
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	2
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,975	6,068
	Wells Fargo & Co.	4.375%	1/31/13	89,385	94,745
	Wells Fargo & Co.	3.750%	10/1/14	39,965	42,020
	Wells Fargo & Co.	3.625%	4/15/15	29,300	30,538
	Wells Fargo Bank NA	6.450%	2/1/11	48,425	48,421
5	Wells Fargo Capital XIII	7.700%	12/29/49	104,495	107,891
5	Wells Fargo Capital XV	9.750%	12/29/49	40,376	44,212
	Wells Fargo Financial Inc.	5.500%	8/1/12	5,650	6,012
	Westpac Banking Corp.	2.250%	11/19/12	58,131	59,219
	Westpac Banking Corp.	2.100%	8/2/13	66,500	67,152
	Westpac Banking Corp.	1.850%	12/9/13	52,240	52,287
	Westpac Banking Corp.	4.200%	2/27/15	46,575	49,216
	Westpac Banking Corp.	3.000%	8/4/15	14,650	14,689
6	Westpac Securities NZ Ltd.	2.625%	1/28/13	80,000	81,286
	Brokerage (0.6%)
	BlackRock Inc.	3.500%	12/10/14	28,120	29,444
6	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	5,675	5,838
6	Cantor Fitzgerald LP	6.375%	6/26/15	14,000	14,163
	Charles Schwab Corp.	4.950%	6/1/14	24,740	26,921
	Franklin Resources Inc.	2.000%	5/20/13	17,700	17,951
	Jefferies Group Inc.	5.875%	6/8/14	6,950	7,477
	Jefferies Group Inc.	3.875%	11/9/15	30,200	30,157
4,7	Lehman Brothers Holdings E-Capital Trust I	2.998%	8/19/65	9,410	1
4,7	Lehman Brothers Holdings Inc.	2.911%	8/21/09	24,450	5,776
4,7	Lehman Brothers Holdings Inc.	2.907%	11/16/09	38,620	9,269
4,7	Lehman Brothers Holdings Inc.	2.951%	5/25/10	19,555	4,693
7	Lehman Brothers Holdings Inc.	5.750%	7/18/11	69,400	16,656
7	Lehman Brothers Holdings Inc.	5.625%	1/24/13	9,200	2,300
	TD Ameritrade Holding Corp.	2.950%	12/1/12	46,825	47,880

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Finance Companies (3.5%)
American General Finance Corp.	5.200%	12/15/11	12,700	12,573
General Electric Capital Corp.	6.000%	6/15/12	7,670	8,193
4 General Electric Capital Corp.	0.474%	7/27/12	37,960	37,802
General Electric Capital Corp.	3.500%	8/13/12	31,020	32,144
General Electric Capital Corp.	5.250%	10/19/12	154,355	164,819
General Electric Capital Corp.	2.800%	1/8/13	32,285	33,144
General Electric Capital Corp.	5.450%	1/15/13	33,325	35,900
General Electric Capital Corp.	4.800%	5/1/13	90,480	96,799
General Electric Capital Corp.	1.875%	9/16/13	36,075	36,155
General Electric Capital Corp.	2.100%	1/7/14	29,706	29,674
General Electric Capital Corp.	5.900%	5/13/14	29,900	33,162
General Electric Capital Corp.	5.500%	6/4/14	14,550	15,920
General Electric Capital Corp.	4.750%	9/15/14	10,000	10,746
General Electric Capital Corp.	3.750%	11/14/14	9,700	10,107
General Electric Capital Corp.	4.375%	9/21/15	24,400	25,746
5 General Electric Capital Corp.	6.375%	11/15/17	14,450	14,558
HSBC Finance Corp.	6.750%	5/15/11	87,425	88,849
HSBC Finance Corp.	5.700%	6/1/11	58,650	59,610
HSBC Finance Corp.	6.375%	10/15/11	101,295	105,242
HSBC Finance Corp.	7.000%	5/15/12	45,350	48,572
HSBC Finance Corp.	5.900%	6/19/12	95,578	101,367
4 HSBC Finance Corp.	0.652%	9/14/12	7,800	7,687
HSBC Finance Corp.	6.375%	11/27/12	53,347	57,766
HSBC Finance Corp.	5.250%	1/15/14	39,403	42,040
HSBC Finance Corp.	5.000%	6/30/15	10,750	11,440
4 HSBC Finance Corp.	0.726%	6/1/16	14,500	13,417
International Lease Finance Corp.	4.950%	2/1/11	45,000	45,000
International Lease Finance Corp.	5.450%	3/24/11	43,065	43,302
International Lease Finance Corp.	5.750%	6/15/11	19,275	19,526
International Lease Finance Corp.	5.300%	5/1/12	16,575	16,948
4 SLM Corp.	0.502%	3/15/11	8,900	8,861
SLM Corp.	6.250%	1/25/16	35,041	35,235
6 USAA Capital Corp.	3.500%	7/17/14	9,600	10,073
Insurance (5.3%)
ACE INA Holdings Inc.	5.875%	6/15/14	14,690	16,347
Aetna Inc.	5.750%	6/15/11	26,652	27,157
6 AIG SunAmerica Global Financing VI	6.300%	5/10/11	16,625	16,895
Allstate Corp.	6.125%	2/15/12	13,750	14,456
Allstate Corp.	6.200%	5/16/14	12,700	14,372
Allstate Corp.	5.000%	8/15/14	400	438
Allstate Life Global Funding Trusts	5.375%	4/30/13	32,100	34,855
American International Group Inc.	4.250%	5/15/13	26,110	27,024
American International Group Inc.	3.650%	1/15/14	41,675	42,717
American International Group Inc.	5.050%	10/1/15	39,550	40,934
6 ASIF Global Financing XIX	4.900%	1/17/13	38,132	40,086
Axis Capital Holdings Ltd.	5.750%	12/1/14	31,770	34,252
Berkshire Hathaway Finance Corp.	4.000%	4/15/12	13,400	13,912
Berkshire Hathaway Finance Corp.	4.500%	1/15/13	28,745	30,632
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	64,625	69,425
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	6,650	7,255
Berkshire Hathaway Finance Corp.	1.500%	1/10/14	22,900	22,921
Berkshire Hathaway Finance Corp.	5.100%	7/15/14	13,900	15,200
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	34,575	34,547
Berkshire Hathaway Inc.	2.125%	2/11/13	152,600	156,282
Chubb Corp.	5.200%	4/1/13	2,067	2,233
5 Chubb Corp.	6.375%	4/15/17	5,860	6,257
CNA Financial Corp.	6.000%	8/15/11	16,835	17,229
CNA Financial Corp.	5.850%	12/15/14	26,745	28,140
Coventry Health Care Inc.	5.875%	1/15/12	18,875	19,452
Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,500
5 ING Groep NV	5.775%	12/8/49	4,970	4,324
6 Jackson National Life Global Funding	5.375%	5/8/13	44,193	47,815

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	John Hancock Global Funding II	6.500%	3/1/11	8,000	8,032
5,6	Liberty Mutual Group Inc.	7.000%	3/15/17	5,320	5,027
	Lincoln National Corp.	5.650%	8/27/12	20,075	21,275
5	Lincoln National Corp.	6.050%	4/20/17	8,340	7,891
	Manulife Financial Corp.	3.400%	9/17/15	14,620	14,615
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	11,770	12,314
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	17,268	18,475
4,6	MassMutual Global Funding II	0.463%	12/6/13	14,950	14,869
	MetLife Inc.	2.375%	2/6/14	58,500	59,159
6	Metropolitan Life Global Funding I	2.875%	9/17/12	97,575	100,013
6	Metropolitan Life Global Funding I	2.500%	1/11/13	35,500	36,162
6	Metropolitan Life Global Funding I	5.125%	4/10/13	64,787	69,458
6	Metropolitan Life Global Funding I	5.125%	6/10/14	12,615	13,751
4,6	Monumental Global Funding III	0.473%	1/25/13	8,525	8,352
4,6	Monumental Global Funding III	0.503%	1/15/14	14,650	14,201
6	Monumental Global Funding III	5.250%	1/15/14	9,780	10,702
6	Monumental Global Funding Ltd.	5.500%	4/22/13	1,200	1,280
6	New York Life Global Funding	4.650%	5/9/13	5,400	5,792
6	New York Life Global Funding	5.375%	9/15/13	10,660	11,719
6	New York Life Global Funding	3.000%	5/4/15	10,375	10,588
6	Pacific Life Global Funding	5.150%	4/15/13	6,150	6,583
6	Pricoa Global Funding I	5.625%	5/24/11	1,125	1,143
6	Pricoa Global Funding I	4.625%	6/25/12	7,580	7,931
6	Pricoa Global Funding I	5.400%	10/18/12	17,330	18,538
6	Pricoa Global Funding I	5.450%	6/11/14	50,000	54,772
	Principal Financial Group Inc.	7.875%	5/15/14	13,750	16,000
6	Principal Life Global Funding I	6.250%	2/15/12	36,155	38,039
6	Principal Life Global Funding I	5.250%	1/15/13	2,425	2,592
6	Principal Life Global Funding I	5.125%	10/15/13	34,280	37,112
6	Principal Life Global Funding I	5.050%	3/15/15	7,750	8,309
	Principal Life Income Funding Trusts	5.125%	3/1/11	37,400	37,529
	Principal Life Income Funding Trusts	5.300%	12/14/12	1,500	1,610
	Principal Life Income Funding Trusts	5.300%	4/24/13	11,000	11,924
	Prudential Financial Inc.	5.800%	6/15/12	31,100	32,927
	Prudential Financial Inc.	3.625%	9/17/12	29,275	30,319
	Prudential Financial Inc.	2.750%	1/14/13	48,500	49,502
	Prudential Financial Inc.	5.100%	9/20/14	9,350	10,048
	Prudential Financial Inc.	6.200%	1/15/15	4,890	5,437
6	TIAA Global Markets Inc.	4.950%	7/15/13	5,800	6,269
	Transatlantic Holdings Inc.	5.750%	12/14/15	33,950	35,833
	Travelers Cos. Inc.	5.375%	6/15/12	18,258	19,310
	Travelers Property Casualty Corp.	5.000%	3/15/13	27,640	29,787
	UnitedHealth Group Inc.	5.250%	3/15/11	19,300	19,407
	UnitedHealth Group Inc.	5.500%	11/15/12	20,125	21,605
	UnitedHealth Group Inc.	4.875%	2/15/13	37,455	39,998
	UnitedHealth Group Inc.	4.875%	4/1/13	34,844	37,317
	UnitedHealth Group Inc.	4.750%	2/10/14	3,215	3,456
	UnitedHealth Group Inc.	5.000%	8/15/14	11,035	12,014
	WellPoint Health Networks Inc.	6.375%	1/15/12	9,550	10,057
	WellPoint Inc.	6.800%	8/1/12	31,358	33,979
	WellPoint Inc.	6.000%	2/15/14	41,400	45,944
	WellPoint Inc.	5.000%	12/15/14	12,700	13,855
	Willis North America Inc.	5.625%	7/15/15	28,356	30,078
	XL Capital Finance Europe plc	6.500%	1/15/12	32,275	33,784
	XL Group plc	5.250%	9/15/14	15,315	16,208
6	ZFS Finance USA Trust IV	5.875%	5/9/12	4,270	4,206
	Real Estate Investment Trusts (0.9%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,902
	Boston Properties LP	6.250%	1/15/13	2,693	2,912
	Brandywine Operating Partnership LP	5.750%	4/1/12	4,779	4,931
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,093
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	7,376
	Developers Diversified Realty Corp.	5.375%	10/15/12	26,100	26,916

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Developers Diversified Realty Corp.	5.500%	5/1/15	5,980	6,197
Digital Realty Trust LP	4.500%	7/15/15	39,000	39,919
Duke Realty LP	4.625%	5/15/13	9,725	10,122
Duke Realty LP	6.250%	5/15/13	10,076	10,847
HCP Inc.	2.700%	2/1/14	14,550	14,634
HCP Inc.	3.750%	2/1/16	14,550	14,631
Healthcare Realty Trust Inc.	5.125%	4/1/14	13,100	13,845
Hospitality Properties Trust	7.875%	8/15/14	8,350	9,354
Kilroy Realty LP	5.000%	11/3/15	14,550	14,722
Kimco Realty Corp.	4.820%	8/15/11	14,035	14,287
Liberty Property LP	6.375%	8/15/12	19,020	20,332
Senior Housing Properties Trust	4.300%	1/15/16	9,700	9,554
Simon Property Group LP	6.750%	5/15/14	2,760	3,101
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	10,400	10,098
6 WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	43,645	46,194
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	23,125	26,485
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	9,350	10,205
				12,331,650
Industrial (28.9%)
Basic Industry (2.1%)
Air Products & Chemicals Inc.	4.150%	2/1/13	12,300	12,903
Airgas Inc.	3.250%	10/1/15	11,200	11,206
Alcoa Inc.	6.000%	7/15/13	66,800	73,211
6 Anglo American Capital plc	2.150%	9/27/13	34,150	34,485
6 Anglo American Capital plc	9.375%	4/8/14	11,225	13,678
ArcelorMittal	5.375%	6/1/13	83,000	88,730
ArcelorMittal	9.000%	2/15/15	15,495	18,631
ArcelorMittal	3.750%	8/5/15	21,233	21,481
ArcelorMittal USA Inc.	6.500%	4/15/14	14,775	16,309
Barrick Gold Financeco LLC	6.125%	9/15/13	23,225	25,960
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	19,175	20,154
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	6,966	7,518
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	55,475	61,721
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	4,880	5,142
6 Chevron Phillips Chemical Co. LLC/LP	7.000%	6/15/14	7,800	9,014
Dow Chemical Co.	4.850%	8/15/12	19,400	20,460
Dow Chemical Co.	7.600%	5/15/14	42,375	49,220
Dow Chemical Co.	5.900%	2/15/15	11,250	12,477
Dow Chemical Co.	2.500%	2/15/16	19,500	18,714
EI du Pont de Nemours & Co.	5.875%	1/15/14	208	232
EI du Pont de Nemours & Co.	1.950%	1/15/16	29,260	28,412
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	11,116	11,700
6 Incitec Pivot Ltd.	4.000%	12/7/15	10,740	10,732
International Paper Co.	5.300%	4/1/15	4,750	5,157
International Paper Co.	7.950%	6/15/18	7,250	8,699
6 Mosaic Co.	7.625%	12/1/16	9,200	10,017
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	11,000	10,839
PPG Industries Inc.	5.750%	3/15/13	15,810	17,138
PPG Industries Inc.	1.900%	1/15/16	3,480	3,304
Praxair Inc.	1.750%	11/15/12	23,500	23,814
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	110,525	134,155
Rohm and Haas Co.	5.600%	3/15/13	20,310	21,931
Capital Goods (3.6%)
Allied Waste North America Inc.	7.125%	5/15/16	4,750	5,011
Allied Waste North America Inc.	6.875%	6/1/17	9,125	9,992
6 BAE Systems Holdings Inc.	6.400%	12/15/11	9,500	9,901
Bemis Co. Inc.	5.650%	8/1/14	20,130	22,064
Boeing Capital Corp.	6.500%	2/15/12	26,021	27,616
Boeing Capital Corp.	5.800%	1/15/13	22,048	24,022
Boeing Co.	1.875%	11/20/12	34,575	35,210
Boeing Co.	3.500%	2/15/15	4,750	4,997
Case New Holland Inc.	7.750%	9/1/13	2,950	3,216
Caterpillar Financial Services Corp.	4.250%	2/8/13	33,195	35,226

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.000%	4/5/13	48,250	49,088
Caterpillar Financial Services Corp.	4.900%	8/15/13	16,495	17,962
Caterpillar Financial Services Corp.	6.200%	9/30/13	27,200	30,604
Caterpillar Financial Services Corp.	6.125%	2/17/14	14,500	16,384
Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	13,029
Cooper US Inc.	5.250%	11/15/12	19,115	20,497
CRH America Inc.	5.625%	9/30/11	73,425	75,745
CRH America Inc.	5.300%	10/15/13	21,527	22,993
CRH America Inc.	4.125%	1/15/16	39,000	39,114
Eaton Corp.	5.750%	7/15/12	7,950	8,487
Eaton Corp.	5.950%	3/20/14	9,750	10,951
Emerson Electric Co.	5.625%	11/15/13	7,800	8,704
Emerson Electric Co.	4.125%	4/15/15	9,220	9,864
General Dynamics Corp.	4.250%	5/15/13	6,500	6,977
General Dynamics Corp.	5.250%	2/1/14	15,260	16,898
General Electric Co.	5.000%	2/1/13	178,423	191,296
Harsco Corp.	5.125%	9/15/13	8,000	8,618
Harsco Corp.	2.700%	10/15/15	37,250	36,574
Honeywell International Inc.	6.125%	11/1/11	8,013	8,355
Honeywell International Inc.	4.250%	3/1/13	4,250	4,539
Illinois Tool Works Inc.	5.150%	4/1/14	30,175	33,436
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	28,020	31,241
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	52,578	63,631
John Deere Capital Corp.	5.400%	10/17/11	23,350	24,169
John Deere Capital Corp.	7.000%	3/15/12	45,448	48,673
John Deere Capital Corp.	5.250%	10/1/12	59,340	63,685
John Deere Capital Corp.	1.875%	6/17/13	30,850	31,359
John Deere Capital Corp.	4.900%	9/9/13	25,147	27,428
John Deere Capital Corp.	2.950%	3/9/15	58,750	60,544
L-3 Communications Corp.	5.875%	1/15/15	28,155	28,613
L-3 Communications Corp.	6.375%	10/15/15	2,100	2,163
Lafarge SA	6.150%	7/15/11	1,850	1,892
Mohawk Industries Inc.	7.200%	4/15/12	18,695	19,728
Northrop Grumman Systems Corp.	7.125%	2/15/11	9,375	9,396
Roper Industries Inc.	6.625%	8/15/13	34,465	38,322
6 Siemens Financieringsmaatschappij NV	5.500%	2/16/12	35,545	37,154
Textron Financial Corp.	5.400%	4/28/13	14,470	15,251
Tyco International Finance SA	6.000%	11/15/13	8,750	9,782
Tyco International Finance SA	4.125%	10/15/14	3,350	3,576
Tyco International Finance SA	8.500%	1/15/19	10,600	13,582
United Technologies Corp.	4.875%	5/1/15	10,040	11,162
Communication (6.7%)
America Movil SAB de CV	5.500%	3/1/14	8,450	9,226
American Tower Corp.	4.625%	4/1/15	6,875	7,208
AT&T Corp.	7.300%	11/15/11	55,836	58,602
AT&T Inc.	5.875%	2/1/12	16,100	16,937
AT&T Inc.	4.950%	1/15/13	47,960	51,490
AT&T Inc.	6.700%	11/15/13	60,328	68,620
AT&T Inc.	4.850%	2/15/14	26,218	28,513
AT&T Inc.	5.100%	9/15/14	24,625	27,097
AT&T Inc.	2.500%	8/15/15	4,750	4,742
AT&T Mobility LLC	6.500%	12/15/11	25,955	27,268
British Telecommunications plc	5.150%	1/15/13	34,027	36,338
CBS Corp.	8.200%	5/15/14	12,175	14,295
Cellco Partnership / Verizon Wireless Capital LLC	3.750%	5/20/11	141,027	142,405
Cellco Partnership / Verizon Wireless Capital LLC	5.250%	2/1/12	28,250	29,518
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	69,035	79,951
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	35,155	39,006
CenturyLink Inc.	7.875%	8/15/12	18,250	19,762
CenturyLink Inc.	5.000%	2/15/15	4,750	4,949
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	26,714	30,409
Comcast Corp.	5.500%	3/15/11	29,190	29,365

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	5.300%	1/15/14	26,309	28,794
Comcast Corp.	6.500%	1/15/15	28,344	32,277
COX Communications Inc.	6.750%	3/15/11	5,265	5,304
COX Communications Inc.	7.125%	10/1/12	39,137	42,841
COX Communications Inc.	4.625%	6/1/13	4,405	4,709
COX Communications Inc.	5.450%	12/15/14	26,810	29,689
Deutsche Telekom International Finance BV	5.250%	7/22/13	13,950	15,193
Deutsche Telekom International Finance BV	5.875%	8/20/13	29,585	32,692
Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,535
DIRECTV Holdings LLC	3.550%	3/15/15	36,600	37,420
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	6/15/15	28,100	29,048
Discovery Communications LLC	3.700%	6/1/15	9,750	10,151
Embarq Corp.	6.738%	6/1/13	20,675	22,451
France Telecom SA	4.375%	7/8/14	7,625	8,244
Frontier Communications Corp.	7.875%	4/15/15	10,525	11,683
Frontier Communications Corp.	8.250%	4/15/17	14,050	15,771
McGraw-Hill Cos. Inc.	5.375%	11/15/12	6,200	6,566
6 NBCUniversal Media LLC	2.100%	4/1/14	43,850	43,759
6 NBCUniversal Media LLC	3.650%	4/30/15	29,650	30,570
New Cingular Wireless Services Inc.	8.125%	5/1/12	83,025	90,405
News America Inc.	5.300%	12/15/14	21,570	24,004
6 Pearson plc	7.000%	6/15/11	55,450	56,640
Qwest Corp.	7.875%	9/1/11	18,450	19,142
Qwest Corp.	8.875%	3/15/12	72,255	78,035
Qwest Corp.	7.625%	6/15/15	21,092	24,256
Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	10,545
Rogers Communications Inc.	7.875%	5/1/12	17,350	18,760
Rogers Communications Inc.	7.250%	12/15/12	22,925	25,413
Rogers Communications Inc.	6.375%	3/1/14	24,002	27,146
RR Donnelley & Sons Co.	4.950%	4/1/14	9,041	9,315
Telecom Italia Capital SA	6.200%	7/18/11	9,700	9,906
Telecom Italia Capital SA	5.250%	11/15/13	82,555	86,221
Telecom Italia Capital SA	6.175%	6/18/14	45,567	48,713
Telecom Italia Capital SA	4.950%	9/30/14	21,713	22,357
Telefonica Emisiones SAU	5.984%	6/20/11	112,190	114,507
Telefonica Emisiones SAU	5.855%	2/4/13	66,648	71,344
Telefonica Emisiones SAU	2.582%	4/26/13	58,500	58,922
Thomson Reuters Corp.	5.950%	7/15/13	35,240	39,072
Thomson Reuters Corp.	5.700%	10/1/14	22,400	25,044
Time Warner Cable Inc.	5.400%	7/2/12	51,200	54,211
Time Warner Cable Inc.	6.200%	7/1/13	35,830	39,760
Time Warner Cable Inc.	8.250%	2/14/14	11,540	13,492
Time Warner Cable Inc.	7.500%	4/1/14	22,545	26,011
Time Warner Cable Inc.	3.500%	2/1/15	5,650	5,842
Verizon Communications Inc.	4.350%	2/15/13	37,755	40,221
Verizon Communications Inc.	5.250%	4/15/13	80,633	87,714
Verizon Communications Inc.	5.550%	2/15/16	29,375	33,015
Verizon Global Funding Corp.	6.875%	6/15/12	11,075	11,968
Verizon Global Funding Corp.	7.375%	9/1/12	50,264	55,265
6 Vivendi SA	5.750%	4/4/13	18,225	19,692
Vodafone Group plc	5.500%	6/15/11	17,050	17,361
Vodafone Group plc	5.350%	2/27/12	38,185	40,021
Vodafone Group plc	4.150%	6/10/14	29,275	31,141
WPP Finance UK	5.875%	6/15/14	14,011	15,306
WPP Finance UK	8.000%	9/15/14	41,360	48,291
Consumer Cyclical (2.9%)
6 American Honda Finance Corp.	2.375%	3/18/13	29,300	29,731
6 American Honda Finance Corp.	4.625%	4/2/13	18,650	19,818
6 American Honda Finance Corp.	6.700%	10/1/13	19,400	21,958
Best Buy Co. Inc.	6.750%	7/15/13	9,350	10,360
CVS Caremark Corp.	5.750%	8/15/11	9,825	10,099
5 CVS Caremark Corp.	6.302%	6/1/12	16,400	15,817
CVS Caremark Corp.	3.250%	5/18/15	24,650	25,178

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Daimler Finance North America LLC	5.875%	3/15/11	37,200	37,433
Daimler Finance North America LLC	7.300%	1/15/12	37,750	40,054
Daimler Finance North America LLC	6.500%	11/15/13	25,856	29,278
Darden Restaurants Inc.	5.625%	10/15/12	13,095	13,988
Ford Motor Credit Co. LLC	7.000%	4/15/15	3,910	4,291
Ford Motor Credit Co. LLC	5.625%	9/15/15	3,460	3,642
6 Harley-Davidson Funding Corp.	5.250%	12/15/12	32,820	34,468
6 Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	21,940
Historic TW Inc.	9.125%	1/15/13	28,598	32,539
6 Hyundai Capital America	3.750%	4/6/16	4,160	4,101
Hyundai Capital Services Inc.	5.625%	1/24/12	9,375	9,645
6 Hyundai Capital Services Inc.	4.375%	7/27/16	5,700	5,757
JC Penney Corp. Inc.	9.000%	8/1/12	23,036	24,965
K Hovnanian Enterprises Inc.	6.250%	1/15/16	7,710	5,725
Lowe's Cos. Inc.	5.600%	9/15/12	18,275	19,683
Macy's Retail Holdings Inc.	6.625%	4/1/11	17,146	17,339
Macy's Retail Holdings Inc.	5.350%	3/15/12	20,092	20,745
McDonald's Corp.	4.300%	3/1/13	13,325	14,215
MGM Resorts International	6.750%	4/1/13	3,825	3,796
MGM Resorts International	5.875%	2/27/14	4,000	3,790
6 Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	39,387
6 Nissan Motor Acceptance Corp.	3.250%	1/30/13	21,370	21,892
Nordstrom Inc.	6.750%	6/1/14	3,200	3,652
PACCAR Financial Corp.	1.950%	12/17/12	32,950	33,595
4 PACCAR Financial Corp.	0.711%	4/5/13	50,535	50,756
Staples Inc.	7.750%	4/1/11	4,900	4,957
Staples Inc.	7.375%	10/1/12	22,580	24,672
Target Corp.	5.125%	1/15/13	9,340	10,078
Toyota Motor Credit Corp.	1.900%	12/5/12	68,800	70,159
Toyota Motor Credit Corp.	1.375%	8/12/13	15,600	15,673
Viacom Inc.	4.375%	9/15/14	9,290	9,966
6 Volkswagen International Finance NV	1.625%	8/12/13	19,525	19,649
6 Volvo Treasury AB	5.950%	4/1/15	16,650	18,235
Wal-Mart Stores Inc.	4.250%	4/15/13	13,175	14,106
Wal-Mart Stores Inc.	4.550%	5/1/13	2,600	2,801
Wal-Mart Stores Inc.	3.200%	5/15/14	50,000	52,438
Wal-Mart Stores Inc.	2.875%	4/1/15	4,230	4,352
Wal-Mart Stores Inc.	1.500%	10/25/15	60,400	58,280
Walgreen Co.	4.875%	8/1/13	60,850	66,380
Walt Disney Co.	5.700%	7/15/11	3,475	3,560
Walt Disney Co.	6.375%	3/1/12	1,900	2,018
Walt Disney Co.	4.500%	12/15/13	50,163	54,757
Western Union Co.	6.500%	2/26/14	28,250	31,636
Yum! Brands Inc.	8.875%	4/15/11	6,725	6,836
Consumer Noncyclical (6.4%)
Abbott Laboratories	3.750%	3/15/11	6,550	6,578
Abbott Laboratories	5.600%	5/15/11	6,070	6,162
Abbott Laboratories	5.150%	11/30/12	19,750	21,336
Abbott Laboratories	2.700%	5/27/15	19,525	19,975
Altria Group Inc.	8.500%	11/10/13	45,773	54,133
Altria Group Inc.	4.125%	9/11/15	24,427	25,549
AmerisourceBergen Corp.	5.625%	9/15/12	12,395	13,218
Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	32,800	33,851
Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	97,500	99,942
6 Anheuser-Busch InBev Worldwide Inc.	7.200%	1/15/14	54,700	62,778
6 Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	12,900	14,243
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	6,840	6,849
AstraZeneca plc	5.400%	9/15/12	39,650	42,619
AstraZeneca plc	5.400%	6/1/14	1,330	1,488
Avon Products Inc.	5.625%	3/1/14	37,415	41,387
Baxter International Inc.	1.800%	3/15/13	13,650	13,837
Biogen Idec Inc.	6.000%	3/1/13	41,165	44,243

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boston Scientific Corp.	4.500%	1/15/15	34,100	34,996
Bottling Group LLC	6.950%	3/15/14	10,283	11,926
Cardinal Health Inc.	5.500%	6/15/13	4,245	4,598
CareFusion Corp.	4.125%	8/1/12	4,660	4,841
CareFusion Corp.	5.125%	8/1/14	13,970	15,181
6 Cargill Inc.	6.375%	6/1/12	3,900	4,165
6 Cargill Inc.	5.200%	1/22/13	18,650	20,044
Celgene Corp.	2.450%	10/15/15	14,600	14,246
Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	9,848
Clorox Co.	5.000%	3/1/13	2,750	2,940
6 Coca-Cola Amatil Ltd.	3.250%	11/2/14	6,560	6,727
Coca-Cola Co.	0.750%	11/15/13	19,950	19,722
Coca-Cola Co.	3.625%	3/15/14	23,800	25,246
Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	20,400	22,346
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	14,575	17,069
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,858
Covidien International Finance SA	5.450%	10/15/12	6,750	7,256
Covidien International Finance SA	1.875%	6/15/13	29,250	29,594
Delhaize Group SA	5.875%	2/1/14	1,925	2,122
Diageo Capital plc	5.200%	1/30/13	6,315	6,817
Diageo Finance BV	5.500%	4/1/13	9,250	10,086
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	9,400	9,616
Eli Lilly & Co.	3.550%	3/6/12	5,950	6,146
Express Scripts Inc.	5.250%	6/15/12	24,950	26,307
Express Scripts Inc.	6.250%	6/15/14	7,505	8,398
General Mills Inc.	5.650%	9/10/12	9,733	10,454
General Mills Inc.	5.250%	8/15/13	15,800	17,322
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	95,400	103,381
HJ Heinz Co.	5.350%	7/15/13	7,175	7,865
Hormel Foods Corp.	6.625%	6/1/11	8,750	8,931
Hospira Inc.	5.900%	6/15/14	6,825	7,507
Kellogg Co.	5.125%	12/3/12	9,770	10,483
Kellogg Co.	4.250%	3/6/13	14,000	14,866
Koninklijke Philips Electronics NV	4.625%	3/11/13	13,925	14,857
Kraft Foods Inc.	5.625%	11/1/11	3,797	3,935
Kraft Foods Inc.	6.000%	2/11/13	27,339	29,859
Kraft Foods Inc.	2.625%	5/8/13	39,934	41,090
Kraft Foods Inc.	5.250%	10/1/13	24,308	26,512
Kraft Foods Inc.	6.750%	2/19/14	21,475	24,481
Kroger Co.	6.750%	4/15/12	13,975	14,915
Kroger Co.	6.200%	6/15/12	3,550	3,790
Kroger Co.	5.000%	4/15/13	31,915	34,328
Kroger Co.	7.500%	1/15/14	13,725	15,788
Life Technologies Corp.	4.400%	3/1/15	14,600	15,249
McKesson Corp.	5.250%	3/1/13	9,750	10,445
McKesson Corp.	6.500%	2/15/14	9,070	10,246
Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,514
Medco Health Solutions Inc.	6.125%	3/15/13	29,200	31,783
Medco Health Solutions Inc.	7.250%	8/15/13	21,105	23,875
Medtronic Inc.	4.500%	3/15/14	9,200	9,973
Medtronic Inc.	3.000%	3/15/15	24,300	25,054
Merck & Co. Inc.	1.875%	6/30/11	33,225	33,446
Novartis Capital Corp.	1.900%	4/24/13	131,480	134,025
Novartis Capital Corp.	4.125%	2/10/14	31,775	34,065
PepsiAmericas Inc.	5.625%	5/31/11	4,715	4,795
PepsiAmericas Inc.	4.375%	2/15/14	14,370	15,547
PepsiCo Inc.	0.875%	10/25/13	38,260	37,909
PepsiCo Inc.	4.650%	2/15/13	22,166	23,794
PepsiCo Inc.	3.750%	3/1/14	26,150	27,793
Pfizer Inc.	4.450%	3/15/12	64,934	67,777
Pfizer Inc.	4.500%	2/15/14	5,500	5,959
Pfizer Inc.	5.350%	3/15/15	52,000	58,702
Philip Morris International Inc.	4.875%	5/16/13	36,600	39,569
Philip Morris International Inc.	6.875%	3/17/14	18,431	21,339

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble International Funding SCA	1.350%	8/26/11	19,325	19,446
Reynolds American Inc.	7.250%	6/1/13	7,800	8,658
Reynolds American Inc.	7.625%	6/1/16	3,050	3,580
6 Roche Holdings Inc.	5.000%	3/1/14	4,900	5,365
6 SABMiller plc	6.200%	7/1/11	27,465	28,056
6 SABMiller plc	5.500%	8/15/13	9,557	10,400
Safeway Inc.	6.250%	3/15/14	9,650	10,674
St. Jude Medical Inc.	2.200%	9/15/13	48,750	49,600
St. Jude Medical Inc.	3.750%	7/15/14	18,575	19,642
Stryker Corp.	3.000%	1/15/15	13,600	14,037
Sysco Corp.	4.200%	2/12/13	9,255	9,820
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	10,235	10,459
Teva Pharmaceutical Finance III LLC	1.500%	6/15/12	97,572	98,441
Thermo Fisher Scientific Inc.	2.150%	12/28/12	18,750	19,079
Thermo Fisher Scientific Inc.	5.000%	6/1/15	6,730	7,353
Unilever Capital Corp.	3.650%	2/15/14	23,300	24,696
Whirlpool Corp.	5.500%	3/1/13	37,511	39,938
6 WM Wrigley Jr Co.	2.450%	6/28/12	53,660	54,057
Wyeth	5.500%	3/15/13	66,330	72,415
Wyeth	5.500%	2/1/14	53,732	59,689
Energy (2.9%)
Anadarko Petroleum Corp.	5.750%	6/15/14	29,998	32,703
Apache Corp.	5.250%	4/15/13	4,900	5,317
BP Capital Markets plc	5.250%	11/7/13	59,258	64,743
BP Capital Markets plc	3.625%	5/8/14	58,390	61,057
BP Capital Markets plc	3.875%	3/10/15	37,532	39,252
BP Capital Markets plc	3.125%	10/1/15	33,450	33,823
Burlington Resources Finance Co.	6.500%	12/1/11	1,865	1,961
Canadian Natural Resources Ltd.	6.700%	7/15/11	9,450	9,711
Canadian Natural Resources Ltd.	5.150%	2/1/13	14,020	15,037
Cenovus Energy Inc.	4.500%	9/15/14	23,400	25,288
Chevron Corp.	3.450%	3/3/12	54,125	55,822
ConocoPhillips	4.400%	5/15/13	13,725	14,746
ConocoPhillips	4.750%	2/1/14	74,298	81,188
ConocoPhillips	4.600%	1/15/15	14,650	16,010
ConocoPhillips Australia Funding Co.	5.500%	4/15/13	9,516	10,404
Devon Energy Corp.	5.625%	1/15/14	6,250	6,974
Devon Financing Corp. ULC	6.875%	9/30/11	21,780	22,676
Encana Corp.	4.750%	10/15/13	14,555	15,704
EOG Resources Inc.	2.950%	6/1/15	14,600	14,827
6 GS Caltex Corp.	5.500%	10/15/15	8,300	8,840
Husky Energy Inc.	5.900%	6/15/14	16,115	17,852
Marathon Oil Corp.	6.125%	3/15/12	24,460	25,955
6 Marathon Petroleum Corp.	3.500%	3/1/16	17,600	17,831
Noble Holding International Ltd.	3.450%	8/1/15	14,600	15,019
Occidental Petroleum Corp.	2.500%	2/1/16	34,250	34,301
Shell International Finance BV	1.875%	3/25/13	125,750	127,897
Shell International Finance BV	4.000%	3/21/14	138,195	148,344
Smith International Inc.	8.625%	3/15/14	20,640	24,773
6 Statoil ASA	5.125%	4/30/14	9,750	10,767
Total Capital Canada Ltd.	1.625%	1/28/14	26,600	26,652
Total Capital SA	3.125%	10/2/15	9,750	10,009
Transocean Inc.	5.250%	3/15/13	2,281	2,422
Transocean Inc.	4.950%	11/15/15	39,000	41,087
Valero Energy Corp.	6.875%	4/15/12	21,000	22,483
Valero Energy Corp.	4.750%	6/15/13	17,350	18,513
Valero Energy Corp.	4.500%	2/1/15	14,625	15,503
Weatherford International Ltd. Bermuda	5.150%	3/15/13	3,737	3,952
6 Woodside Finance Ltd.	8.125%	3/1/14	9,375	10,856
Technology (3.2%)
Adobe Systems Inc.	3.250%	2/1/15	14,625	14,946
Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,545

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agilent Technologies Inc.	4.450%	9/14/12	46,225	48,358
6 Broadcom Corp.	1.500%	11/1/13	9,750	9,629
CA Inc.	6.125%	12/1/14	11,000	12,164
Cisco Systems Inc.	5.250%	2/22/11	21,990	22,049
Cisco Systems Inc.	2.900%	11/17/14	5,000	5,222
Computer Sciences Corp.	5.000%	2/15/13	15,000	15,935
Computer Sciences Corp.	5.500%	3/15/13	35,210	37,779
Dell Inc.	3.375%	6/15/12	11,400	11,776
Dell Inc.	4.700%	4/15/13	23,640	25,445
Dell Inc.	5.625%	4/15/14	27,750	30,754
Dun & Bradstreet Corp.	6.000%	4/1/13	25,050	27,218
Dun & Bradstreet Corp.	2.875%	11/15/15	6,750	6,633
Fiserv Inc.	6.125%	11/20/12	52,243	56,420
Fiserv Inc.	3.125%	10/1/15	4,750	4,762
Hewlett-Packard Co.	4.250%	2/24/12	35,750	37,166
Hewlett-Packard Co.	4.500%	3/1/13	95,083	101,618
Hewlett-Packard Co.	1.250%	9/13/13	39,000	39,032
Hewlett-Packard Co.	6.125%	3/1/14	19,237	21,762
Hewlett-Packard Co.	4.750%	6/2/14	29,080	31,873
HP Enterprise Services LLC	6.000%	8/1/13	83,308	92,632
IBM International Group Capital LLC	5.050%	10/22/12	49,445	53,032
International Business Machines Corp.	4.950%	3/22/11	31,150	31,350
International Business Machines Corp.	4.750%	11/29/12	7,195	7,712
International Business Machines Corp.	2.100%	5/6/13	63,346	64,865
International Business Machines Corp.	1.000%	8/5/13	130,335	130,374
International Business Machines Corp.	6.500%	10/15/13	8,800	10,005
International Business Machines Corp.	2.000%	1/5/16	19,550	19,111
Intuit Inc.	5.400%	3/15/12	9,200	9,612
Lexmark International Inc.	5.900%	6/1/13	18,400	19,700
Microsoft Corp.	2.950%	6/1/14	35,450	37,080
Motorola Solutions Inc.	8.000%	11/1/11	22,727	23,896
Oracle Corp.	4.950%	4/15/13	19,338	20,999
Oracle Corp.	3.750%	7/8/14	35,175	37,511
Pitney Bowes Inc.	4.875%	8/15/14	4,500	4,755
Pitney Bowes Inc.	5.000%	3/15/15	21,870	23,154
6 STATS ChipPAC Ltd.	7.500%	8/12/15	1,000	1,087
Xerox Corp.	6.875%	8/15/11	27,655	28,546
Xerox Corp.	5.500%	5/15/12	9,088	9,584
Xerox Corp.	5.650%	5/15/13	12,830	13,962
Xerox Corp.	4.250%	2/15/15	17,000	17,989
Transportation (1.1%)
American Airlines Pass Through Trust 2001-01	6.817%	5/23/11	7,453	7,527
American Airlines Pass Through Trust 2001-02	7.858%	10/1/11	15,885	16,481
Burlington Northern Santa Fe LLC	5.900%	7/1/12	4,800	5,136
Canadian National Railway Co.	6.375%	10/15/11	4,325	4,500
5 Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	8,652	9,215
5 Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	2,601	2,744
5 Continental Airlines 2000-1 Class A-1 Pass Through
Trust	8.048%	11/1/20	6,546	7,233
5 Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	7,101	7,314
CSX Corp.	6.750%	3/15/11	17,040	17,158
CSX Corp.	6.300%	3/15/12	10,668	11,289
CSX Corp.	5.750%	3/15/13	10,650	11,603
CSX Corp.	5.500%	8/1/13	14,120	15,346
CSX Corp.	6.250%	4/1/15	4,262	4,877
5 Delta Air Lines 2001-1 Class A-1 Pass Through Trust	6.619%	3/18/11	1,400	1,408
Delta Air Lines 2001-1 Class A-2 Pass Through Trust	7.111%	9/18/11	17,510	18,123
Delta Air Lines 2002-1 Class G-2 Pass Through Trust	6.417%	7/2/12	9,690	10,077
5 Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	4,307	4,496
6 ERAC USA Finance LLC	5.800%	10/15/12	14,600	15,608
6 ERAC USA Finance LLC	2.750%	7/1/13	21,500	21,907
6 ERAC USA Finance LLC	2.250%	1/10/14	19,400	19,418
6 ERAC USA Finance LLC	5.600%	5/1/15	7,339	8,058

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Greenbrier Cos. Inc.	8.375%	5/15/15	9,113	9,341
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	11,819
4,5	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.677%	12/15/13	10,338	10,010
4	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.722%	3/15/14	25,765	23,637
4	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.736%	11/15/16	19,135	16,265
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	16,336
	Ryder System Inc.	6.000%	3/1/13	39,370	42,456
	Ryder System Inc.	5.850%	3/1/14	5,150	5,513
	Ryder System Inc.	3.600%	3/1/16	23,350	23,224
6	Southwest Airlines Co.	10.500%	12/15/11	24,225	25,860
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	2,456	2,732
	Union Pacific Corp.	5.450%	1/31/13	4,580	4,953
					10,976,427
Utilities (5.7%)
	Electric (4.6%)
	Alabama Power Co.	4.850%	12/15/12	6,640	7,119
	Ameren Corp.	8.875%	5/15/14	25,100	28,796
	American Water Capital Corp.	6.085%	10/15/17	10,800	12,291
	Appalachian Power Co.	5.550%	4/1/11	19,000	19,145
	Appalachian Power Co.	5.650%	8/15/12	16,820	17,916
	Appalachian Power Co.	3.400%	5/24/15	24,500	25,075
	Carolina Power & Light Co.	6.500%	7/15/12	38,537	41,567
	Carolina Power & Light Co.	5.125%	9/15/13	12,286	13,482
	Carolina Power & Light Co.	5.150%	4/1/15	4,900	5,406
	Carolina Power & Light Co.	5.250%	12/15/15	10,480	11,758
	CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	2,950	3,211
	Cleveland Electric Illuminating Co.	5.650%	12/15/13	2,925	3,160
4	CMS Energy Corp.	1.253%	1/15/13	10,000	9,800
	Commonwealth Edison Co.	5.400%	12/15/11	14,049	14,613
	Commonwealth Edison Co.	6.150%	3/15/12	11,200	11,872
	Commonwealth Edison Co.	1.625%	1/15/14	24,425	24,451
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	3,054
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	5,000	5,352
	Consumers Energy Co.	5.000%	2/15/12	4,300	4,490
	Consumers Energy Co.	5.375%	4/15/13	33,610	36,309
5	Dominion Resources Inc.	6.300%	9/30/11	37,740	36,891
	Dominion Resources Inc.	5.700%	9/17/12	12,107	13,018
	Dominion Resources Inc.	5.000%	3/15/13	3,800	4,085
	DPL Inc.	6.875%	9/1/11	44,692	46,245
	DTE Energy Co.	7.625%	5/15/14	4,900	5,612
	Duke Energy Carolinas LLC	5.300%	10/1/15	4,900	5,531
	Duke Energy Corp.	3.350%	4/1/15	19,500	20,098
	Duke Energy Ohio Inc.	2.100%	6/15/13	23,100	23,615
6	EDP Finance BV	5.375%	11/2/12	60,896	62,454
6	Enel Finance International SA	5.700%	1/15/13	4,800	5,091
6	Enel Finance International SA	3.875%	10/7/14	24,475	24,917
	Entergy Arkansas Inc.	5.400%	8/1/13	42,280	46,174
	Exelon Generation Co. LLC	5.350%	1/15/14	19,500	21,287
	FirstEnergy Corp.	6.450%	11/15/11	345	358
	Florida Power Corp.	6.650%	7/15/11	3,400	3,489
	Florida Power Corp.	4.800%	3/1/13	14,480	15,543
5,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	18,354	18,305
4	Georgia Power Co.	0.622%	3/15/13	31,000	31,046
	Georgia Power Co.	6.000%	11/1/13	8,105	9,113
	Great Plains Energy Inc.	2.750%	8/15/13	11,700	11,873
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	9,700	9,678
6	International Transmission Co.	4.450%	7/15/13	8,800	9,305
6	Israel Electric Corp. Ltd.	7.250%	1/15/19	5,500	5,916
6	Kentucky Utilities Co.	1.625%	11/1/15	14,650	14,145
6	LG&E and KU Energy LLC	2.125%	11/15/15	13,850	13,363
	MidAmerican Energy Co.	5.650%	7/15/12	39,025	41,623
	Midamerican Energy Holdings Co.	3.150%	7/15/12	36,805	37,800
	Midamerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,247

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Monongahela Power Co.	7.950%	12/15/13	6,720	7,745
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	24,300	25,980
National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	26,340	27,055
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	69,773	76,847
National Rural Utilities Cooperative Finance Corp.	1.125%	11/1/13	13,300	13,231
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	4,900	5,328
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	20,390	19,812
Nevada Power Co.	8.250%	6/1/11	5,525	5,662
Nevada Power Co.	6.500%	4/15/12	8,150	8,628
Nevada Power Co.	5.875%	1/15/15	6,650	7,421
4 NextEra Energy Capital Holdings Inc.	1.182%	6/17/11	23,250	23,309
4 NextEra Energy Capital Holdings Inc.	0.686%	11/9/12	25,750	25,842
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	49,100	48,291
5 NextEra Energy Capital Holdings Inc.	6.350%	10/1/16	8,820	8,688
6 Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	5,021
Northeast Utilities	7.250%	4/1/12	16,260	17,327
Northeast Utilities	5.650%	6/1/13	23,225	25,180
Northern States Power Co.	8.000%	8/28/12	20,550	22,770
Northern States Power Co.	1.950%	8/15/15	24,075	23,748
NSTAR Electric Co.	4.875%	10/15/12	5,430	5,786
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	22,820	25,257
Pacific Gas & Electric Co.	4.200%	3/1/11	11,950	11,986
Pacific Gas & Electric Co.	6.250%	12/1/13	16,681	18,778
Pacific Gas & Electric Co.	4.800%	3/1/14	13,456	14,643
Peco Energy Co.	5.950%	11/1/11	8,500	8,849
Peco Energy Co.	5.600%	10/15/13	7,300	8,104
Peco Energy Co.	5.000%	10/1/14	4,855	5,363
PG&E Corp.	5.750%	4/1/14	42,548	47,069
5 PPL Capital Funding Inc.	6.700%	3/30/17	20,650	20,392
PPL Electric Utilities Corp.	7.125%	11/30/13	20,260	23,383
PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,386
Progress Energy Inc.	7.100%	3/1/11	3,170	3,186
Progress Energy Inc.	6.850%	4/15/12	31,660	33,850
Progress Energy Inc.	6.050%	3/15/14	10,430	11,624
PSEG Power LLC	2.500%	4/15/13	16,525	16,862
PSEG Power LLC	5.000%	4/1/14	9,650	10,431
Public Service Co. of Colorado	7.875%	10/1/12	6,741	7,496
Public Service Electric & Gas Co.	5.125%	9/1/12	6,215	6,617
Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	10,407
Public Service Electric & Gas Co.	2.700%	5/1/15	21,500	21,830
Sierra Pacific Power Co.	5.450%	9/1/13	9,280	10,076
Southern California Edison Co.	5.000%	1/15/14	3,300	3,609
Southern California Edison Co.	5.750%	3/15/14	12,925	14,571
4 Southern Co.	0.703%	10/21/11	31,800	31,869
Southern Co.	5.300%	1/15/12	11,931	12,439
Southern Co.	4.150%	5/15/14	4,650	4,916
6 Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	34,100	35,210
Virginia Electric and Power Co.	4.750%	3/1/13	31,625	33,961
Wisconsin Energy Corp.	6.500%	4/1/11	35,040	35,366
Natural Gas (1.1%)
5 Enbridge Energy Partners LP	8.050%	10/1/17	4,615	4,885
Energy Transfer Partners LP	5.650%	8/1/12	12,660	13,406
Energy Transfer Partners LP	6.000%	7/1/13	18,540	20,173
Enterprise Products Operating LLC	7.500%	2/1/11	24,400	24,400
Enterprise Products Operating LLC	4.600%	8/1/12	21,450	22,480
Enterprise Products Operating LLC	6.375%	2/1/13	7,300	7,968
Enterprise Products Operating LLC	5.650%	4/1/13	26,970	29,225
Enterprise Products Operating LLC	5.900%	4/15/13	36,800	39,962
Enterprise Products Operating LLC	9.750%	1/31/14	25,925	31,545
5 Enterprise Products Operating LLC	8.375%	8/1/16	20,700	22,304
6 Gulf South Pipeline Co. LP	5.750%	8/15/12	23,400	24,776
Kinder Morgan Energy Partners LP	6.750%	3/15/11	3,750	3,777
Kinder Morgan Energy Partners LP	5.850%	9/15/12	14,600	15,624

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Magellan Midstream Partners LP	6.450%	6/1/14	3,650	4,098
6	NGPL PipeCo LLC	6.514%	12/15/12	19,335	20,799
	ONEOK Partners LP	5.900%	4/1/12	15,090	15,888
	ONEOK Partners LP	3.250%	2/1/16	24,425	24,529
	Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	14,465	15,112
6	Rockies Express Pipeline LLC	6.250%	7/15/13	10,475	11,292
6	Rockies Express Pipeline LLC	3.900%	4/15/15	12,775	12,668
5	Southern Union Co.	7.200%	11/1/11	17,625	16,479
	TransCanada PipeLines Ltd.	4.000%	6/15/13	4,900	5,184
	TransCanada PipeLines Ltd.	3.400%	6/1/15	18,000	18,685
5	TransCanada PipeLines Ltd.	6.350%	5/15/17	7,500	7,502
	Williams Partners LP	3.800%	2/15/15	19,400	20,137
					2,172,788
Total Corporate Bonds (Cost $24,979,375)					25,480,865
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
6	Abu Dhabi Government International Bond	5.500%	4/8/14	9,740	10,616
6	Abu Dhabi National Energy Co.	5.620%	10/25/12	4,000	4,193
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	7,000	7,290
6	AK Transneft OJSC Via TransCapitalInvest Ltd.	5.670%	3/5/14	10,075	10,742
6	Banco do Brasil SA	4.500%	1/22/15	4,000	4,150
6	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	1,950
	Brazilian Government International Bond	7.875%	3/7/15	14,700	17,559
6	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	3,000	3,460
6	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,505
	Corp Andina de Fomento	3.750%	1/15/16	4,300	4,280
	Eksportfinans ASA	2.000%	9/15/15	2,500	2,457
	European Bank for Reconstruction & Development	1.625%	9/3/15	2,575	2,525
	European Investment Bank	4.250%	7/15/13	8,750	9,471
	European Investment Bank	2.875%	1/15/15	19,500	20,245
	European Investment Bank	2.750%	3/23/15	8,750	9,053
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	18,857
6	Gazprom Via Gaz Capital SA	6.212%	11/22/16	2,425	2,546
6,10	Hana Bank	6.500%	4/9/12	4,580	4,826
	Hungary Government International Bond	4.750%	2/3/15	3,150	3,119
6	Industrial Bank of Korea	7.125%	4/23/14	6,700	7,517
	Israel Government International Bond	5.125%	3/1/14	2,000	2,183
11	Japan Finance Corp.	1.875%	9/24/15	4,500	4,413
	Korea Development Bank	5.300%	1/17/13	18,675	19,668
6	Korea Gas Corp.	6.000%	7/15/14	4,500	4,906
	Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	8,750	9,171
12	Kreditanstalt fuer Wiederaufbau	1.375%	7/15/13	4,400	4,442
12	Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	28,250	29,285
12	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,301
6	MDC-GMTN B.V.	5.750%	5/6/14	11,300	12,361
	Mexico Government International Bond	5.875%	2/17/14	4,800	5,292
	Mexico Government International Bond	6.625%	3/3/15	4,800	5,508
6	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,535
	Nordic Investment Bank	2.500%	7/15/15	18,000	18,360
	Panama Government International Bond	7.250%	3/15/15	3,900	4,519
	Peruvian Government International Bond	9.125%	2/21/12	2,900	3,128
	Petrobras International Finance Co. - Pifco	9.125%	7/2/13	5,587	6,452
	Petrobras International Finance Co. - Pifco	7.750%	9/15/14	1,600	1,856
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	5,000	5,053
	Petroleos Mexicanos	4.875%	3/15/15	8,800	9,350
5,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,755	2,793
6	Petronas Capital Ltd.	7.000%	5/22/12	20,700	22,067
5,6	PF Export Receivables Master Trust	3.748%	6/1/13	3,539	3,540
5,6	PF Export Receivables Master Trust	6.436%	6/1/15	8,047	8,464
	Poland Government International Bond	6.250%	7/3/12	5,000	5,338
	Poland Government International Bond	3.875%	7/16/15	6,800	6,860
	Province of Ontario Canada	3.500%	7/15/13	8,750	9,239
	Province of Ontario Canada	2.950%	2/5/15	8,750	9,059

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Ontario Canada	1.875%	9/15/15	6,400	6,293
6	Qatar Government International Bond	5.150%	4/9/14	3,200	3,440
6	Qatar Government International Bond	4.000%	1/20/15	8,000	8,304
5,6	Qatar Petroleum	5.579%	5/30/11	2,613	2,641
6,13	Qatari Diar Finance QSC	3.500%	7/21/15	4,600	4,616
6	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	5,000
6	Qtel International Finance Ltd.	3.375%	10/14/16	4,325	4,180
5,6	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	9,315	9,955
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	6,675	7,220
	Republic of Italy	2.125%	10/5/12	11,650	11,694
	Republic of Italy	4.375%	6/15/13	3,000	3,143
	Republic of Italy	2.125%	9/16/13	1,750	1,737
	Republic of Italy	3.125%	1/26/15	5,500	5,445
	Republic of Korea	4.250%	6/1/13	4,675	4,906
	South Africa Government International Bond	6.500%	6/2/14	3,900	4,354
6	TDIC Finance Ltd.	6.500%	7/2/14	7,275	7,930
Total Sovereign Bonds (Cost $462,119)					474,362
Taxable Municipal Bonds (0.4%)
	California Educational Facilities Authority Revenue
	(Stanford University)	3.625%	5/1/14	4,000	4,251
4	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.041%	10/15/12	47,450	46,520
	Illinois GO	2.766%	1/1/12	24,000	24,075
	Illinois GO	4.071%	1/1/14	15,000	15,024
	Loudoun County VA Industrial Development Authority
	Revenue (Howard Hughes Medical Institute)	3.450%	9/1/14	6,200	6,560
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	29,250	28,663
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	13,800	13,470
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	3,400	3,469
	North Carolina Capital Facilities Finance Agency
	Revenue (Duke University Project)	4.200%	4/1/14	7,200	7,801
Total Taxable Municipal Bonds (Cost $150,176)					149,833
Tax-Exempt Municipal Bonds (0.1%)
4	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP plc) VRDO	0.340%	1/1/24	10,000	10,000
4	California Housing Finance Agency Home Mortgage
	Revenue VRDO	0.270%	2/1/37	15,700	15,700
Total Tax-Exempt Municipal Bonds (Cost $25,700)					25,700

				Shares
Convertible Preferred Stock (0.0%)
Financials (0.0%)
7	Lehman Brothers Holdings Inc. Pfd.	7.250%		29,160	19
Preferred Stocks (0.2%)
	Southern California Edison Co. Pfd.	5.349%		710,682	72,446
	Goldman Sachs Group Inc. Pfd.	4.000%		721,475	15,973
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		262,600	6,344
	General Electric Capital Corp. Pfd.	6.450%		180,000	4,565
	Federal National Mortgage Assn. Pfd.	4.500%		934,000	953
Total Preferred Stocks (Cost $122,720)					100,281

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
14 Vanguard Market Liquidity Fund (Cost $1,336,680)	0.207%	1,336,679,650	1,336,680
Total Investments (99.2%) (Cost $37,121,473)			37,675,994
Other Assets and Liabilities—Net (0.8%)			295,772
Net Assets (100%)			37,971,766

 1  Securities with a value of $21,984,000 have been segregated as initial margin for open futures contracts.
 2  Securities with a value of $1,606,000 have been segregated as collateral for open swap contracts.
 3  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
 4  Adjustable-rate security.
 5  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
 6  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $6,077,038,000, representing 16.0% of net assets.
 7  Non-income-producing security--security in default.
 8  Non-income producing—issuer has suspended all payments until February 1, 2012.
 9  Non-income-producing security—issuer has suspended all payments until May 1, 2012.
10 Guaranteed by the Republic of Korea.
11 Guaranteed by the Government of Japan.
12 Guaranteed by the Federal Republic of Germany.
13 Guaranteed by the State of Qatar.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
VRDO—Variable Rate Demand Obligation.

22

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.2%)
U.S. Government Securities (0.9%)
	United States Treasury Note/Bond	0.875%	5/31/11	7,600	7,617
	United States Treasury Note/Bond	1.375%	2/15/13	9,000	9,142
	United States Treasury Note/Bond	2.250%	5/31/14	1,200	1,244
1	United States Treasury Note/Bond	2.625%	6/30/14	13,010	13,648
	United States Treasury Note/Bond	4.125%	5/15/15	28,000	30,958
	United States Treasury Note/Bond	1.250%	8/31/15	5,310	5,189
	United States Treasury Note/Bond	9.875%	11/15/15	9,000	12,348
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,034
	United States Treasury Note/Bond	2.625%	4/30/16	4,700	4,832
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,303
2	United States Treasury Note/Bond	3.625%	8/15/19	34,600	36,065
					129,380
Agency Bonds and Notes (0.3%)
3,4	Federal Home Loan Mortgage Corp.	0.181%	2/2/12	34,000	33,938
3,4	Federal Home Loan Mortgage Corp.	0.221%	2/10/12	2,000	2,002
					35,940
Nonconventional Mortgage-Backed Securities (0.0%)
3,4,5	Freddie Mac Non Gold Pool	2.625%	8/1/32	666	694
3,4,5	Freddie Mac Non Gold Pool	3.018%	9/1/32	288	297

					991
Total U.S. Government and Agency Obligations (Cost $163,183)					166,311
Asset-Backed/Commercial Mortgage-Backed Securities (13.0%)
5,6	Ally Auto Receivables Trust	2.690%	2/15/17	3,250	3,236
5,6	Ally Master Owner Trust	3.470%	4/15/15	3,900	4,019
5,6	Ally Master Owner Trust	3.870%	4/15/15	1,800	1,858
5,6	Ally Master Owner Trust	4.250%	4/15/17	3,100	3,298
5,6	Ally Master Owner Trust	4.590%	4/15/17	3,280	3,458
4,5	Ally Master Owner Trust	1.331%	8/15/17	43,450	43,717
4,5,6	Ally Master Owner Trust	1.811%	8/15/17	8,100	8,191
4,5,6	Ally Master Owner Trust	2.211%	8/15/17	6,160	6,295
4,5,6	American Express Credit Account Master Trust	0.541%	12/15/13	1,500	1,499
4,5,6	American Express Credit Account Master Trust	0.541%	3/17/14	1,500	1,497
4,5,6	American Express Credit Account Master Trust	0.531%	9/15/14	450	447
4,5,6	American Express Credit Account Master Trust	0.681%	1/15/15	1,160	1,152
4,5	American Express Credit Account Master Trust	1.361%	3/15/16	1,500	1,517
4,5	American Express Credit Account Master Trust	1.361%	3/15/16	930	941
4,5	American Express Credit Account Master Trust	1.361%	4/15/16	1,000	1,012
4,5,6	American Express Credit Account Master Trust	0.931%	12/15/16	1,000	986
5,6	Americold LLC Trust	4.954%	1/14/29	1,150	1,160
5,6	Americold LLC Trust	6.030%	1/14/29	3,500	3,632
5,6	Americold LLC Trust	6.811%	1/14/29	4,200	4,475
5	Americredit Prime Automobile Receivable	2.210%	1/15/14	1,900	1,924
5	Americredit Prime Automobile Receivable	2.900%	12/15/14	1,480	1,524
4,5,6	Arkle Master Issuer PLC	1.534%	5/17/60	62,450	62,206
4,5,6	Arran Residential Mortgages Funding plc	1.779%	5/16/47	10,800	10,810
4,5,6	Arran Residential Mortgages Funding plc	0.373%	4/12/56	20,393	20,456
6	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,563
4,5	BA Credit Card Trust	0.551%	6/16/14	2,205	2,188
5	Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	30,620	33,090
4,5	Banc of America Commercial Mortgage Inc.	5.688%	4/10/49	29,087	30,908
4,5	Banc of America Commercial Mortgage Inc.	6.189%	2/10/51	31,812	35,029
4,5,6	Bank of America Student Loan Trust	1.088%	2/25/43	33,992	34,072
4,5	Bank One Issuance Trust	1.061%	2/15/17	1,200	1,188
4,5	Bear Stearns Commercial Mortgage Securities	5.717%	6/11/40	36,740	39,389
5	Bear Stearns Commercial Mortgage Securities	4.945%	2/11/41	7,056	7,189
5	Bear Stearns Commercial Mortgage Securities	4.254%	7/11/42	1,138	1,142
5	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	13,000	13,431
5	Bear Stearns Commercial Mortgage Securities	5.613%	6/13/50	11,900	12,455

23

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Brazos Higher Education Authority	0.503%	6/25/26	5,720	5,284
4,5	Brazos Higher Education Authority	1.185%	5/25/29	5,000	4,988
4,5	Capital One Multi-Asset Execution Trust	0.551%	3/17/14	2,664	2,655
4,5	Capital One Multi-Asset Execution Trust	0.561%	6/16/14	8,300	8,256
4,5	Capital One Multi-Asset Execution Trust	0.581%	7/15/14	10,700	10,614
4,5	Capital One Multi-Asset Execution Trust	0.561%	11/17/14	13,760	13,557
4,5	Capital One Multi-Asset Execution Trust	0.291%	3/16/15	2,100	2,092
4,5	Capital One Multi-Asset Execution Trust	0.353%	7/15/15	2,750	2,740
4,5	Capital One Multi-Asset Execution Trust	2.511%	7/15/16	16,374	16,524
4,5	Capital One Multi-Asset Execution Trust	0.471%	12/15/16	1,250	1,243
4,5	Capital One Multi-Asset Execution Trust	1.310%	12/15/16	1,988	1,934
4,5	Capital One Multi-Asset Execution Trust	0.351%	6/17/19	6,270	6,129
4,5	Capital One Multi-Asset Execution Trust	0.311%	11/15/19	1,130	1,099
4,5	Capital One Multi-Asset Execution Trust	0.341%	12/16/19	121,585	118,403
4,5	Capital One Multi-Asset Execution Trust	0.301%	7/15/20	46,699	45,210
4,5	Chase Issuance Trust	0.551%	1/15/14	2,800	2,786
4,5	Chase Issuance Trust	0.701%	1/15/15	5,700	5,663
4,5	Chase Issuance Trust	0.721%	4/15/19	5,700	5,440
5	Chrysler Financial Auto Securitization Trust	2.940%	6/8/13	7,530	7,577
5,6	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	5,600	5,840
5,6	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	5,600	5,805
5	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	3,300	3,428
5	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	7,300	7,395
5,6	Chrysler Financial Lease Trust	3.460%	9/16/13	1,210	1,211
4,5	Citibank Credit Card Issuance Trust	0.671%	7/15/14	34,895	34,431
4,5	Citibank Credit Card Issuance Trust	0.661%	2/20/15	11,355	11,101
4,5	Citibank Credit Card Issuance Trust	0.730%	3/24/17	1,520	1,448
4,5	Citibank Credit Card Issuance Trust	1.636%	5/20/20	11,800	12,552
4,5,6	Citibank Omni Master Trust	2.361%	5/16/16	14,300	14,497
5,6	Citibank Omni Master Trust	5.350%	8/15/18	13,340	14,624
5	Citibank Omni Master Trust	4.900%	11/15/18	38,560	41,477
5,6	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	7,300	7,533
5	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	10,000	10,719
5	Citigroup Commercial Mortgage Trust	5.698%	12/10/49	13,000	13,475
5,6	Commercial Mortgage Pass Through Certificates	3.830%	7/10/46	5,000	4,917
5,6	Commercial Mortgage Pass Through Certificates	4.205%	7/10/46	22,140	21,401
5	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	5,600	5,765
4,5	Credit Suisse First Boston Mortgage Securities Corp.	5.014%	2/15/38	10,420	11,057
5	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	15,484	16,913
5	Credit Suisse Mortgage Capital Certificates	5.720%	6/15/39	10,482	10,790
5	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	9,038
4,5	Discover Card Master Trust	0.841%	3/15/18	20,000	20,057
5,6	Extended Stay America Trust	2.950%	11/5/27	5,584	5,531
5,6	Extended Stay America Trust	4.220%	11/5/27	7,200	7,265
5,6	Extended Stay America Trust	4.860%	11/5/27	8,600	8,707
5	Ford Credit Auto Owner Trust	2.930%	11/15/15	1,000	1,020
5	Ford Credit Auto Owner Trust	3.220%	3/15/16	1,210	1,239
4,5	Ford Credit Floorplan Master Owner Trust	1.811%	9/15/14	22,400	22,724
4,5,6	Ford Credit Floorplan Master Owner Trust	1.911%	12/15/14	18,000	18,327
4,5,6	Ford Credit Floorplan Master Owner Trust	2.511%	12/15/14	7,280	7,441
4,5,6	Ford Credit Floorplan Master Owner Trust	2.911%	12/15/14	37,130	38,043
4,5,6	Ford Credit Floorplan Master Owner Trust	1.961%	2/15/17	11,390	11,809
5,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	1,510	1,602
5,6	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	8,785	9,364
5	GE Capital Commercial Mortgage Corp.	4.974%	7/10/45	28,700	30,691
5	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	2,529	2,561
5	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	23,150	24,743
5	Greenwich Capital Commercial Funding Corp.	5.882%	7/10/38	40,015	44,117
5	GS Mortgage Securities Corp. II	5.506%	4/10/38	9,655	9,774
5	GS Mortgage Securities Corp. II	5.162%	12/10/43	2,700	2,817
5	GS Mortgage Securities Corp. II	5.231%	12/10/43	2,450	2,513
5	GS Mortgage Securities Corp. II	5.231%	12/10/43	1,370	1,348
5,6	Hertz Vehicle Financing LLC	5.290%	3/25/16	24,300	26,491
5,6	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,500	28,985

24

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,6	Holmes Master Issuer plc	1.703%	10/15/54	9,500	9,517
4,5,6	Hyundai Floorplan Master Owner Trust	1.511%	11/17/14	3,970	4,014
4,5	Illinois Student Assistance Commission	1.353%	4/25/22	25,700	25,573
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	21,645	23,464
4,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.475%	4/15/43	20,045	21,530
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	10,030	10,470
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.058%	6/15/43	13,250	13,687
5,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.615%	11/15/43	4,000	3,896
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.716%	2/15/51	30,084	31,971
5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	13,370	13,858
5	LB-UBS Commercial Mortgage Trust	5.883%	6/15/38	11,500	12,710
5	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	56,411	60,183
5	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	15,275	16,245
5	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,550	39,188
4,5	MBNA Credit Card Master Note Trust	1.611%	10/15/14	875	877
4,5	MBNA Credit Card Master Note Trust	0.681%	7/15/15	24,379	23,899
4,5	MBNA Credit Card Master Note Trust	1.611%	3/15/16	3,430	3,417
4,5	MBNA Credit Card Master Note Trust	1.161%	11/15/16	16,655	16,360
5	Merrill Lynch Mortgage Trust	5.722%	6/12/50	10,949	11,371
5	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,000	15,753
5	Morgan Stanley Capital I	5.649%	6/11/42	24,100	24,808
4,5	National City Credit Card Master Trust	0.311%	3/17/14	15,000	14,923
4,5,6	Navistar Financial Dealer Note Master Trust	1.710%	10/26/15	10,550	10,683
4,5,6	Nordstrom Private Label Credit Card Master Note Trust	0.321%	5/15/15	34,300	34,041
4,5,6	Permanent Master Issuer plc	1.439%	7/15/42	15,000	14,909
4,5,6	Silverstone Master Issuer plc	1.803%	1/21/55	43,000	43,007
4,5,6	SMART Trust	1.761%	12/14/15	21,200	20,989
4,5	South Carolina Student Loan Corp.	1.303%	7/25/25	21,200	21,045
5,6	Tidewater Auto Receivables Trust	5.920%	5/15/17	6,175	6,224
5	Volkswagen Auto Loan Enhanced Trust	2.140%	8/22/16	450	459
5,6	Volvo Financial Equipment LLC	2.990%	5/15/17	3,700	3,743
4,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	13,360	14,568
5	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	9,034
5	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	27,125	28,964
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,791,353)					1,871,114
Corporate Bonds (77.1%)
Finance (33.4%)
	Banking (19.2%)
6	Abbey National Treasury Services plc	3.875%	11/10/14	4,550	4,512
	AgriBank FCB	9.125%	7/15/19	5,000	5,992
	American Express Bank FSB	6.000%	9/13/17	4,250	4,743
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,069
	American Express Centurion Bank	6.000%	9/13/17	38,060	42,498
	American Express Co.	7.000%	3/19/18	29,000	33,691
	American Express Co.	8.125%	5/20/19	23,304	28,904
	American Express Credit Corp.	2.750%	9/15/15	11,600	11,418
5,6	ANZ Capital Trust II	5.360%	12/15/49	10,000	10,239
	Astoria Financial Corp.	5.750%	10/15/12	9,000	9,264
6	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	5,000	5,035
6	Banco de Credito del Peru	5.375%	9/16/20	6,000	5,867
6	Banco Santander Chile	5.375%	12/9/14	4,000	4,209
6	Banco Votorantim SA	7.375%	1/21/20	5,000	5,238
	Bank of America Corp.	4.500%	4/1/15	9,425	9,791
	Bank of America Corp.	5.250%	12/1/15	15,000	15,570
	Bank of America Corp.	6.500%	8/1/16	31,375	34,548

25

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.420%	3/15/17	7,300	7,449
	Bank of America Corp.	6.000%	9/1/17	1,750	1,858
	Bank of America Corp.	5.750%	12/1/17	22,500	23,549
	Bank of America NA	5.300%	3/15/17	14,527	14,886
	Bank of America NA	6.100%	6/15/17	15,000	15,925
	Bank of New York Mellon Corp.	4.950%	3/15/15	9,500	10,340
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	5,904
	Bank of New York Mellon Corp.	5.450%	5/15/19	9,580	10,525
	Bank of New York Mellon Corp.	4.150%	2/1/21	7,000	6,951
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	15,000	14,774
	Bank One Corp.	4.900%	4/30/15	15,000	15,864
	Barclays Bank plc	5.000%	9/22/16	20,000	21,251
6	Barclays Bank plc	6.050%	12/4/17	26,307	26,841
	Barclays Bank plc	6.750%	5/22/19	24,030	26,968
	Barclays Bank plc	5.125%	1/8/20	53,000	53,410
5,6	Barclays Bank plc	5.926%	12/15/49	15,000	13,350
	BB&T Corp.	5.200%	12/23/15	6,380	6,867
	BB&T Corp.	4.900%	6/30/17	15,300	15,951
	BB&T Corp.	6.850%	4/30/19	22,714	26,309
	Bear Stearns Cos. LLC	5.700%	11/15/14	9,345	10,351
	Bear Stearns Cos. LLC	6.400%	10/2/17	17,000	19,369
	Bear Stearns Cos. LLC	7.250%	2/1/18	37,035	43,780
6	BNP Paribas	4.800%	6/24/15	17,000	17,620
	BNP Paribas	5.000%	1/15/21	20,000	20,021
	BNY Mellon NA	4.750%	12/15/14	5,000	5,432
4,6	BTMU Curacao Holdings NV	0.624%	12/19/16	10,790	10,728
	Citigroup Inc.	6.375%	8/12/14	10,000	11,157
	Citigroup Inc.	5.000%	9/15/14	12,000	12,570
	Citigroup Inc.	5.300%	1/7/16	10,000	10,711
	Citigroup Inc.	5.850%	8/2/16	10,000	10,932
	Citigroup Inc.	6.125%	11/21/17	48,318	52,882
	Citigroup Inc.	6.125%	5/15/18	15,000	16,289
	Citigroup Inc.	8.500%	5/22/19	13,517	16,527
	Citigroup Inc.	5.375%	8/9/20	10,000	10,178
5,6,7	Colonial Bancgroup Inc.	7.114%	2/15/49	17,340	394
	Comerica Bank	5.700%	6/1/14	18,000	19,517
	Comerica Bank	5.750%	11/21/16	4,000	4,407
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	4.500%	1/11/21	15,000	14,957
	Credit Suisse	6.000%	2/15/18	60,692	64,415
	Credit Suisse	5.300%	8/13/19	60,000	62,693
	Credit Suisse	4.375%	8/5/20	40,000	38,490
5	Credit Suisse	5.860%	5/15/49	17,228	16,367
	Credit Suisse AG	5.400%	1/14/20	29,000	29,150
	Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,182
	Deutsche Bank AG	6.000%	9/1/17	33,000	36,912
	Discover Bank	8.700%	11/18/19	10,000	11,946
	Discover Bank	7.000%	4/15/20	3,665	4,006
	Fifth Third Bancorp	3.625%	1/25/16	7,000	7,028
	Fifth Third Bank	4.750%	2/1/15	31,825	33,336
5	Fifth Third Capital Trust IV	6.500%	4/15/37	5,000	4,888
	First Tennessee Bank NA	5.050%	1/15/15	5,000	5,113
	Goldman Sachs Group Inc.	3.700%	8/1/15	19,725	20,038
	Goldman Sachs Group Inc.	5.625%	1/15/17	9,000	9,458
	Goldman Sachs Group Inc.	6.250%	9/1/17	25,000	27,592
	Goldman Sachs Group Inc.	5.950%	1/18/18	18,000	19,448
	Goldman Sachs Group Inc.	6.150%	4/1/18	15,075	16,384
	Goldman Sachs Group Inc.	5.375%	3/15/20	25,000	25,630
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,500	3,747
	HSBC Bank USA NA	4.625%	4/1/14	22,000	23,331
	HSBC Bank USA NA	4.875%	8/24/20	18,000	17,450
	HSBC USA Inc.	5.000%	9/27/20	20,000	19,423
	Huntington BancShares Inc.	7.000%	12/15/20	7,500	8,014
6	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,765

26

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Intesa Sanpaolo SPA	3.625%	8/12/15	8,350	8,009
	JPMorgan Chase & Co.	4.875%	3/15/14	6,440	6,862
	JPMorgan Chase & Co.	3.700%	1/20/15	5,650	5,851
	JPMorgan Chase & Co.	6.125%	6/27/17	10,000	11,008
	JPMorgan Chase & Co.	6.000%	1/15/18	31,000	34,262
	JPMorgan Chase & Co.	6.300%	4/23/19	24,150	27,080
	JPMorgan Chase & Co.	4.950%	3/25/20	18,000	18,215
	JPMorgan Chase & Co.	4.400%	7/22/20	53,635	52,512
	JPMorgan Chase & Co.	4.250%	10/15/20	5,000	4,797
	JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	11,132
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,146
	JPMorgan Chase Bank NA	6.000%	10/1/17	25,380	28,061
	KeyBank NA	4.950%	9/15/15	18,000	18,832
	KeyBank NA	5.450%	3/3/16	2,500	2,651
5,6,8	Lloyds Banking Group plc	6.267%	11/14/49	7,455	5,293
	Lloyds TSB Bank plc	4.875%	1/21/16	36,000	35,964
	Lloyds TSB Bank plc	6.375%	1/21/21	25,000	24,979
	M&I Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,163
4	Manufacturers & Traders Trust Co.	1.803%	4/1/13	2,750	2,731
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	23,555	26,452
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	17,150	18,084
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	7,000	7,201
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	15,355	16,978
	Morgan Stanley	6.000%	4/28/15	3,000	3,252
	Morgan Stanley	6.250%	8/28/17	3,825	4,111
	Morgan Stanley	5.950%	12/28/17	38,000	40,044
	Morgan Stanley	6.625%	4/1/18	47,150	51,367
	Morgan Stanley	7.300%	5/13/19	33,000	36,773
	Morgan Stanley	5.625%	9/23/19	28,000	28,110
	Morgan Stanley	5.500%	7/24/20	5,000	4,961
	National City Bank	5.250%	12/15/16	7,500	7,979
	National City Bank	5.800%	6/7/17	5,012	5,520
	National City Corp.	4.900%	1/15/15	28,435	30,513
	National City Corp.	6.875%	5/15/19	10,285	11,626
	Northern Trust Co.	5.850%	11/9/17	7,280	8,132
	Northern Trust Co.	6.500%	8/15/18	4,000	4,609
	PNC Bank NA	4.875%	9/21/17	3,100	3,241
	PNC Bank NA	6.000%	12/7/17	4,500	5,007
	PNC Bank NA	6.875%	4/1/18	33,085	38,316
	PNC Funding Corp.	4.250%	9/21/15	15,000	15,800
	PNC Funding Corp.	5.250%	11/15/15	8,685	9,370
	PNC Funding Corp.	6.700%	6/10/19	10,000	11,565
	PNC Funding Corp.	5.125%	2/8/20	5,000	5,238
	PNC Funding Corp.	4.375%	8/11/20	5,000	4,919
4,5,9	RBS Capital Trust IV	1.103%	9/29/49	4,325	2,465
	Royal Bank of Scotland Group plc	5.000%	10/1/14	4,520	4,445
	Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	1,623
	Royal Bank of Scotland Group plc	6.400%	10/21/19	30,500	30,625
6	Royal Bank of Scotland plc	4.875%	8/25/14	13,290	13,633
	Royal Bank of Scotland plc	4.875%	3/16/15	15,000	15,289
	Royal Bank of Scotland plc	3.950%	9/21/15	4,100	4,012
	Royal Bank of Scotland plc	5.625%	8/24/20	38,000	36,769
	Royal Bank of Scotland plc	6.125%	1/11/21	15,000	14,877
6	Societe Generale	3.500%	1/15/16	25,000	24,566
6	Societe Generale	5.750%	4/20/16	5,200	5,397
	SouthTrust Corp.	5.800%	6/15/14	14,705	15,907
4	Sovereign Bank	1.997%	8/1/13	2,458	2,458
	Sovereign Bank	8.750%	5/30/18	5,000	5,439
	State Street Bank and Trust Co.	5.300%	1/15/16	12,000	13,152
4	SunTrust Bank	0.603%	4/1/15	6,000	5,614
	SunTrust Bank	7.250%	3/15/18	13,000	14,319
	UBS AG	5.875%	7/15/16	20,220	21,745
	UBS AG	5.875%	12/20/17	39,450	42,981
	UBS AG	5.750%	4/25/18	47,625	51,211

27

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UBS AG	4.875%	8/4/20	35,000	34,918
4,6	Unicredit Luxembourg Finance SA	0.643%	1/13/17	14,925	13,952
	Union Bank NA	5.950%	5/11/16	4,826	5,221
6	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	7,309
5	US Bank NA	3.778%	4/29/20	6,395	6,561
	Wachovia Bank NA	4.875%	2/1/15	15,400	16,481
	Wachovia Bank NA	5.600%	3/15/16	10,000	10,992
	Wachovia Bank NA	6.000%	11/15/17	22,000	24,693
	Wachovia Corp.	5.625%	10/15/16	28,000	30,629
	Wachovia Corp.	5.750%	6/15/17	10,000	11,137
	Wachovia Corp.	5.750%	2/1/18	30,600	34,005
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	1
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,000	5,078
	Wells Fargo & Co.	5.625%	12/11/17	40,400	44,846
	Wells Fargo Bank NA	4.750%	2/9/15	11,550	12,338
	Wells Fargo Bank NA	5.750%	5/16/16	12,500	13,905
	Westpac Banking Corp.	4.200%	2/27/15	10,000	10,567
	Westpac Banking Corp.	3.000%	8/4/15	15,000	15,039
5,6	Westpac Capital Trust III	5.819%	12/30/49	14,300	14,365
	Wilmington Trust Corp.	4.875%	4/15/13	13,000	13,460
	Zions Bancorporation	6.000%	9/15/15	11,000	11,000
	Zions Bancorporation	5.500%	11/16/15	8,000	8,000
	Brokerage (1.0%)
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,338
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	27,969
	BlackRock Inc.	6.250%	9/15/17	10,000	11,212
	BlackRock Inc.	5.000%	12/10/19	25,000	26,208
6	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	2,725	2,803
6	Cantor Fitzgerald LP	6.375%	6/26/15	5,600	5,665
	Charles Schwab Corp.	4.950%	6/1/14	11,600	12,623
	Charles Schwab Corp.	4.450%	7/22/20	14,500	14,593
	Franklin Resources Inc.	4.625%	5/20/20	5,000	5,156
	Jefferies Group Inc.	8.500%	7/15/19	9,540	11,112
7	Lehman Brothers Holdings Inc.	5.625%	1/24/13	12,755	3,189
7	Lehman Brothers Holdings Inc.	6.200%	9/26/14	22,500	5,569
7	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
7	Lehman Brothers Holdings Inc.	6.875%	5/2/18	5,000	1,256
	Nomura Holdings Inc.	6.700%	3/4/20	7,500	7,941
	Finance Companies (2.6%)
	Alterra Finance LLC	6.250%	9/30/20	8,000	8,036
	General Electric Capital Corp.	4.375%	3/3/12	1,170	1,214
	General Electric Capital Corp.	5.625%	9/15/17	55,525	60,939
	General Electric Capital Corp.	5.625%	5/1/18	120,750	131,267
	General Electric Capital Corp.	6.000%	8/7/19	20,000	22,152
	General Electric Capital Corp.	5.500%	1/8/20	15,000	15,927
	General Electric Capital Corp.	4.375%	9/16/20	25,000	24,289
5	General Electric Capital Corp.	6.375%	11/15/67	14,450	14,558
5	HSBC Finance Capital Trust IX	5.911%	11/30/35	18,500	17,668
	HSBC Finance Corp.	5.250%	1/15/14	9,050	9,656
4	HSBC Finance Corp.	0.726%	6/1/16	6,225	5,760
6	HSBC Finance Corp.	6.676%	1/15/21	21,024	21,855
	International Lease Finance Corp.	4.950%	2/1/11	6,300	6,300
	International Lease Finance Corp.	5.450%	3/24/11	800	804
	International Lease Finance Corp.	5.750%	6/15/11	3,900	3,951
	SLM Corp.	5.050%	11/14/14	7,500	7,504
	SLM Corp.	6.250%	1/25/16	20,000	20,111
	SLM Corp.	8.450%	6/15/18	5,000	5,412

28

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (7.9%)
	ACE INA Holdings Inc.	5.875%	6/15/14	26,839	29,867
	ACE INA Holdings Inc.	5.600%	5/15/15	26,490	29,331
	ACE INA Holdings Inc.	5.700%	2/15/17	3,000	3,302
	ACE INA Holdings Inc.	5.800%	3/15/18	5,805	6,433
	Aetna Inc.	6.500%	9/15/18	31,818	36,575
	Aetna Inc.	3.950%	9/1/20	12,000	11,548
	Aflac Inc.	8.500%	5/15/19	24,940	30,691
	Alleghany Corp.	5.625%	9/15/20	4,000	3,967
	Allied World Assurance Co. Holdings Ltd.	7.500%	8/1/16	10,000	11,282
	Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	5,000	4,949
	Allstate Corp.	7.450%	5/16/19	18,100	21,847
	Allstate Life Global Funding Trusts	5.375%	4/30/13	23,895	25,946
	American Financial Group Inc.	9.875%	6/15/19	10,000	11,946
	American International Group Inc.	5.050%	10/1/15	23,000	23,805
	American International Group Inc.	5.600%	10/18/16	20,000	20,850
	American International Group Inc.	5.450%	5/18/17	20,000	20,650
	American International Group Inc.	5.850%	1/16/18	23,000	24,035
	American International Group Inc.	8.250%	8/15/18	30,000	35,325
	American International Group Inc.	6.400%	12/15/20	15,000	15,975
	AON Corp.	5.000%	9/30/20	5,000	5,074
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,000	5,042
	Axis Capital Holdings Ltd.	5.750%	12/1/14	5,955	6,420
	Axis Specialty Finance LLC	5.875%	6/1/20	8,000	8,079
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	32,100	35,317
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	9,000	8,902
	Chubb Corp.	5.750%	5/15/18	5,933	6,648
5	Chubb Corp.	6.375%	3/29/67	14,900	15,909
	CNA Financial Corp.	7.350%	11/15/19	6,000	6,591
	CNA Financial Corp.	5.875%	8/15/20	15,000	14,988
	Coventry Health Care Inc.	5.875%	1/15/12	625	644
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	4,093
	Genworth Financial Inc.	7.700%	6/15/20	3,000	3,166
5	Genworth Financial Inc.	6.150%	11/15/66	8,000	6,220
	Genworth Global Funding Trusts	5.750%	5/15/13	5,250	5,503
	Hartford Financial Services Group Inc.	4.625%	7/15/13	10,000	10,394
	Hartford Financial Services Group Inc.	4.000%	3/30/15	3,400	3,441
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,500	2,547
	HCC Insurance Holdings Inc.	6.300%	11/15/19	7,500	7,947
	Humana Inc.	7.200%	6/15/18	10,000	11,350
5	ING Groep NV	5.775%	12/8/49	1,320	1,148
6	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,549
5,6	Liberty Mutual Group Inc.	7.000%	3/15/37	1,555	1,469
	Lincoln National Corp.	6.250%	2/15/20	10,000	10,948
5	Lincoln National Corp.	6.050%	4/20/67	5,940	5,620
	Manulife Financial Corp.	4.900%	9/17/20	14,650	14,390
	Markel Corp.	7.125%	9/30/19	2,000	2,223
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	5,325	5,697
	MetLife Inc.	6.750%	6/1/16	15,000	17,455
	MetLife Inc.	6.817%	8/15/18	5,080	5,918
	MetLife Inc.	7.717%	2/15/19	29,439	36,017
	MetLife Inc.	4.750%	2/8/21	7,000	7,131
6	Metropolitan Life Global Funding I	5.125%	6/10/14	4,400	4,796
4,6	Monumental Global Funding III	0.473%	1/25/13	10,000	9,797
6	New York Life Global Funding	3.000%	5/4/15	4,150	4,235
6	Ohio National Financial Services Inc.	6.375%	4/30/20	4,000	4,166
6	Pacific Life Global Funding	5.150%	4/15/13	11,404	12,207
6	Pacific LifeCorp	6.000%	2/10/20	8,000	8,435
	PartnerRe Finance B LLC	5.500%	6/1/20	22,500	22,684
6	Pricoa Global Funding I	5.450%	6/11/14	8,166	8,945
	Principal Financial Group Inc.	7.875%	5/15/14	10,000	11,636
	Principal Financial Group Inc.	8.875%	5/15/19	21,195	26,812
6	Principal Life Global Funding I	5.250%	1/15/13	5,000	5,344

29

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Progressive Corp.	6.700%	6/15/37	16,500	17,563
	Prudential Financial Inc.	5.100%	9/20/14	15,000	16,120
	Prudential Financial Inc.	4.750%	6/13/15	7,000	7,413
	Prudential Financial Inc.	6.100%	6/15/17	6,200	6,930
	Prudential Financial Inc.	5.375%	6/21/20	12,000	12,565
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,063
6	TIAA Global Markets Inc.	4.950%	7/15/13	2,750	2,973
	Travelers Cos. Inc.	6.250%	6/20/16	13,370	15,451
	Travelers Cos. Inc.	5.750%	12/15/17	20,206	22,391
	Travelers Cos. Inc.	5.800%	5/15/18	18,710	20,711
	UnitedHealth Group Inc.	5.000%	8/15/14	20,930	22,787
	UnitedHealth Group Inc.	4.875%	3/15/15	7,585	8,203
	UnitedHealth Group Inc.	5.375%	3/15/16	15,000	16,627
	UnitedHealth Group Inc.	6.000%	6/15/17	19,335	21,886
	UnitedHealth Group Inc.	6.000%	11/15/17	18,150	20,613
	UnitedHealth Group Inc.	6.000%	2/15/18	15,114	17,093
	Unum Group	5.625%	9/15/20	5,000	5,051
	WellPoint Inc.	6.000%	2/15/14	17,970	19,942
	WellPoint Inc.	5.250%	1/15/16	20,000	22,039
	WellPoint Inc.	5.875%	6/15/17	14,465	16,073
	WellPoint Inc.	7.000%	2/15/19	14,445	17,021
	WellPoint Inc.	4.350%	8/15/20	25,000	24,738
	Willis North America Inc.	6.200%	3/28/17	5,000	5,092
	Willis North America Inc.	7.000%	9/29/19	8,000	8,597
	WR Berkley Corp.	5.375%	9/15/20	3,000	3,009
	XL Capital Finance Europe plc	6.500%	1/15/12	3,000	3,140
5,6	ZFS Finance USA Trust IV	5.875%	5/9/32	1,284	1,265
	Other Finance (0.0%)
6	Targeted Return Index Securities Trust	6.814%	1/15/12	5,300	5,513

	Real Estate Investment Trusts (2.7%)
	AMB Property LP	4.500%	8/15/17	7,000	7,162
	AMB Property LP	6.625%	12/1/19	5,000	5,579
	Boston Properties LP	5.875%	10/15/19	2,000	2,176
	Boston Properties LP	4.125%	5/15/21	5,000	4,777
	Brandywine Operating Partnership LP	7.500%	5/15/15	10,000	11,120
	Brandywine Operating Partnership LP	5.700%	5/1/17	2,000	2,065
	Camden Property Trust	5.000%	6/15/15	5,000	5,348
	CommonWealth REIT	5.750%	2/15/14	6,061	6,400
	CommonWealth REIT	6.400%	2/15/15	9,500	10,243
	Developers Diversified Realty Corp.	7.500%	4/1/17	1,750	1,975
	Developers Diversified Realty Corp.	7.875%	9/1/20	5,000	5,781
	Digital Realty Trust LP	5.875%	2/1/20	12,000	12,414
	Duke Realty LP	7.375%	2/15/15	5,000	5,689
	Duke Realty LP	5.950%	2/15/17	5,000	5,386
	Duke Realty LP	6.500%	1/15/18	3,555	3,842
	Equity One Inc.	6.250%	1/15/17	5,000	5,225
	ERP Operating LP	5.125%	3/15/16	11,000	11,961
	Federal Realty Investment Trust	5.900%	4/1/20	3,000	3,229
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	7,000	6,845
	HCP Inc.	6.000%	1/30/17	10,000	10,817
	HCP Inc.	5.375%	2/1/21	7,000	7,031
	Health Care REIT Inc.	5.875%	5/15/15	5,725	6,274
	Health Care REIT Inc.	4.700%	9/15/17	5,000	5,070
	Health Care REIT Inc.	6.125%	4/15/20	5,000	5,328
	Health Care REIT Inc.	4.950%	1/15/21	3,000	2,915
	Hospitality Properties Trust	7.875%	8/15/14	3,900	4,369
	Hospitality Properties Trust	6.300%	6/15/16	5,000	5,359
	Kimco Realty Corp.	5.783%	3/15/16	10,000	11,082
	Liberty Property LP	5.125%	3/2/15	5,000	5,372
	Mack-Cali Realty LP	7.750%	8/15/19	4,000	4,700
	National Retail Properties Inc.	6.875%	10/15/17	11,775	13,073
	ProLogis	7.375%	10/30/19	3,000	3,445

30

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Realty Income Corp.	5.750%	1/15/21	3,000	3,168
Regency Centers LP	4.950%	4/15/14	5,000	5,308
Simon Property Group LP	6.750%	5/15/14	15,000	16,852
Simon Property Group LP	5.100%	6/15/15	6,320	6,887
Simon Property Group LP	5.250%	12/1/16	13,500	14,707
Simon Property Group LP	5.875%	3/1/17	3,300	3,667
Simon Property Group LP	6.125%	5/30/18	30,369	34,089
Simon Property Group LP	10.350%	4/1/19	22,815	31,045
Simon Property Group LP	5.650%	2/1/20	11,200	12,139
Simon Property Group LP	4.375%	3/1/21	5,000	4,927
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	4,350	4,224
6 WEA Finance LLC	7.125%	4/15/18	20,000	23,016
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	3,000	3,436
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	3,925	4,284
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	6.750%	9/2/19	1,000	1,121
6 WT Finance Aust Pty Ltd. / Westfield Capital / WEA
Finance LLC	5.125%	11/15/14	10,000	10,766
				4,799,747
Industrial (36.9%)
Basic Industry (3.7%)
Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,881
Airgas Inc.	3.250%	10/1/15	3,525	3,527
Albemarle Corp.	4.500%	12/15/20	4,000	3,951
Alcoa Inc.	6.750%	7/15/18	23,586	26,225
Alcoa Inc.	6.150%	8/15/20	5,000	5,312
Alcoa Inc.	5.870%	2/23/22	1,100	1,119
6 Anglo American Capital plc	4.450%	9/27/20	4,000	4,036
AngloGold Ashanti Holdings plc	5.375%	4/15/20	7,000	7,240
ArcelorMittal	6.125%	6/1/18	18,000	19,142
ArcelorMittal	9.850%	6/1/19	14,000	17,930
ArcelorMittal	5.250%	8/5/20	8,000	7,914
ArcelorMittal USA Inc.	6.500%	4/15/14	2,200	2,428
Barrick North America Finance LLC	6.800%	9/15/18	5,500	6,608
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	7,500	8,040
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	15,968	17,980
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	24,075	28,420
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,000	2,265
6 Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,386
6 Chevron Phillips Chemical Co. LLC/LP	4.750%	2/1/21	6,000	5,969
Cliffs Natural Resources Inc.	5.900%	3/15/20	3,000	3,154
Dow Chemical Co.	5.700%	5/15/18	2,000	2,158
Dow Chemical Co.	8.550%	5/15/19	23,000	28,753
Dow Chemical Co.	4.250%	11/15/20	10,000	9,517
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	38,159
EI du Pont de Nemours & Co.	4.625%	1/15/20	10,728	11,141
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	26,000	28,990
6 Gerdau Holdings Inc.	7.000%	1/20/20	5,000	5,503
6 Gerdau Trade Inc.	5.750%	1/30/21	2,000	2,015
6 Gold Fields Orogen Holding BVI Ltd.	4.875%	10/7/20	10,000	9,571
6 GTL Trade Finance Inc.	7.250%	10/20/17	3,000	3,323
6 Incitec Pivot Finance LLC	6.000%	12/10/19	10,000	10,250
International Paper Co.	7.950%	6/15/18	16,939	20,325
International Paper Co.	9.375%	5/15/19	7,000	9,024
Lubrizol Corp.	8.875%	2/1/19	4,000	5,036
Newmont Mining Corp.	5.125%	10/1/19	5,000	5,413
Plum Creek Timberlands LP	4.700%	3/15/21	6,000	5,791
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	7,000	7,330
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	3,700	3,646
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,000	3,121
PPG Industries Inc.	1.900%	1/15/16	1,440	1,367
Praxair Inc.	4.375%	3/31/14	2,115	2,284
Praxair Inc.	4.625%	3/30/15	5,550	6,055
Praxair Inc.	4.500%	8/15/19	3,000	3,148

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	25,000	30,345
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	14,000	16,239
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	50,000	46,741
Rohm and Haas Co.	6.000%	9/15/17	6,000	6,612
Teck Resources Ltd.	10.250%	5/15/16	10,000	12,213
Vale Overseas Ltd.	5.625%	9/15/19	18,000	19,120
Vale Overseas Ltd.	4.625%	9/15/20	5,000	4,901
Capital Goods (4.3%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,371
Allied Waste North America Inc.	7.125%	5/15/16	4,000	4,220
Allied Waste North America Inc.	6.875%	6/1/17	12,675	13,879
Bemis Co. Inc.	6.800%	8/1/19	5,190	5,928
Black & Decker Corp.	7.125%	6/1/11	8,550	8,734
Boeing Capital Corp.	4.700%	10/27/19	7,893	8,323
Boeing Co.	4.875%	2/15/20	11,000	11,753
Caterpillar Financial Services Corp.	6.125%	2/17/14	11,890	13,435
Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,259
Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,295
Caterpillar Financial Services Corp.	5.450%	4/15/18	12,905	14,247
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	17,181
Caterpillar Inc.	7.900%	12/15/18	20,000	25,426
Cooper US Inc.	5.450%	4/1/15	6,000	6,678
Cooper US Inc.	6.100%	7/1/17	3,500	4,015
Crane Co.	5.500%	9/15/13	5,000	5,400
CRH America Inc.	6.000%	9/30/16	10,725	11,566
CRH America Inc.	8.125%	7/15/18	2,200	2,566
CRH America Inc.	5.750%	1/15/21	15,000	15,013
Deere & Co.	4.375%	10/16/19	8,850	9,213
Eaton Corp.	6.950%	3/20/19	7,110	8,506
Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,212
Embraer Overseas Ltd.	6.375%	1/15/20	10,000	10,471
Emerson Electric Co.	5.250%	10/15/18	5,000	5,502
Emerson Electric Co.	4.875%	10/15/19	4,000	4,289
Emerson Electric Co.	4.250%	11/15/20	17,500	17,942
General Dynamics Corp.	5.250%	2/1/14	1,150	1,273
General Electric Co.	5.250%	12/6/17	61,800	67,240
Goodrich Corp.	4.875%	3/1/20	4,000	4,166
Harsco Corp.	5.750%	5/15/18	12,000	13,127
Honeywell International Inc.	5.300%	3/1/18	17,855	19,870
Illinois Tool Works Inc.	5.150%	4/1/14	8,540	9,463
Illinois Tool Works Inc.	6.250%	4/1/19	9,950	11,558
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	7,244	8,767
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	12,000	13,790
John Deere Capital Corp.	5.500%	4/13/17	7,321	8,209
John Deere Capital Corp.	5.350%	4/3/18	9,000	9,965
John Deere Capital Corp.	5.750%	9/10/18	11,000	12,454
L-3 Communications Corp.	5.875%	1/15/15	2,825	2,871
L-3 Communications Corp.	6.375%	10/15/15	850	876
L-3 Communications Corp.	5.200%	10/15/19	7,000	7,204
Lafarge SA	6.500%	7/15/16	17,252	18,624
Lockheed Martin Corp.	7.650%	5/1/16	5,000	6,143
Lockheed Martin Corp.	4.250%	11/15/19	7,000	7,043
Martin Marietta Materials Inc.	6.600%	4/15/18	5,000	5,373
Masco Corp.	5.875%	7/15/12	10,560	11,065
Owens Corning	6.500%	12/1/16	10,360	11,263
Owens Corning	9.000%	6/15/19	7,000	8,225
Parker Hannifin Corp.	5.500%	5/15/18	4,000	4,460
Raytheon Co.	6.750%	3/15/18	2,805	3,329
Raytheon Co.	6.400%	12/15/18	5,725	6,650
Raytheon Co.	3.125%	10/15/20	10,000	9,153
Republic Services Inc.	5.500%	9/15/19	7,415	8,057
Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,571
Roper Industries Inc.	6.250%	9/1/19	4,000	4,423

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	Systems 2001 AT LLC	7.156%	12/15/11	1,566	1,593
	Tyco International Finance SA	6.000%	11/15/13	11,000	12,297
	Tyco International Finance SA	8.500%	1/15/19	4,000	5,125
	United Technologies Corp.	5.375%	12/15/17	23,805	27,040
	United Technologies Corp.	6.125%	2/1/19	13,800	16,009
	United Technologies Corp.	4.500%	4/15/20	8,500	8,820
	Waste Management Inc.	7.375%	3/11/19	4,250	5,125
	Communication (6.8%)
	America Movil SAB de CV	5.500%	3/1/14	4,000	4,367
	America Movil SAB de CV	5.750%	1/15/15	8,400	9,340
	America Movil SAB de CV	5.625%	11/15/17	14,424	15,691
	America Movil SAB de CV	5.000%	10/16/19	19,000	19,696
	America Movil SAB de CV	5.000%	3/30/20	7,500	7,753
	American Tower Corp.	4.625%	4/1/15	3,000	3,145
	American Tower Corp.	4.500%	1/15/18	10,000	9,880
	AT&T Inc.	5.100%	9/15/14	7,750	8,528
	AT&T Inc.	5.625%	6/15/16	23,000	25,975
	AT&T Inc.	5.500%	2/1/18	34,425	37,976
	AT&T Inc.	5.600%	5/15/18	29,260	32,315
6	British Sky Broadcasting Group plc	9.500%	11/15/18	4,000	5,289
	British Telecommunications plc	5.950%	1/15/18	8,587	9,487
	CBS Corp.	8.200%	5/15/14	8,000	9,393
	CBS Corp.	4.625%	5/15/18	6,750	6,745
	Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	12,800	14,202
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	30,000	38,983
	Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,315
	Comcast Corp.	5.900%	3/15/16	12,000	13,459
	Comcast Corp.	6.300%	11/15/17	26,480	30,375
	Comcast Corp.	5.700%	5/15/18	10,000	10,974
	COX Communications Inc.	5.450%	12/15/14	1,200	1,329
	Deutsche Telekom International Finance BV	6.750%	8/20/18	4,000	4,714
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	7.625%	5/15/16	12,000	13,275
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	24,000	26,099
	Discovery Communications LLC	5.050%	6/1/20	10,000	10,542
	Embarq Corp.	7.082%	6/1/16	24,225	27,566
	France Telecom SA	2.125%	9/16/15	5,000	4,900
	France Telecom SA	5.375%	7/8/19	7,000	7,711
	Frontier Communications Corp.	7.875%	4/15/15	4,200	4,662
	Frontier Communications Corp.	8.250%	4/15/17	5,600	6,286
6	NBCUniversal Media LLC	5.150%	4/30/20	15,000	15,516
6	NBCUniversal Media LLC	4.375%	4/1/21	7,000	6,770
	News America Inc.	6.900%	3/1/19	11,000	13,053
	Omnicom Group Inc.	6.250%	7/15/19	8,990	9,896
	Omnicom Group Inc.	4.450%	8/15/20	7,000	6,848
	Qwest Corp.	7.625%	6/15/15	2,275	2,616
	Qwest Corp.	8.375%	5/1/16	9,525	11,406
	Reed Elsevier Capital Inc.	8.625%	1/15/19	8,000	10,163
	Rogers Communications Inc.	6.750%	3/15/15	6,000	6,937
	Rogers Communications Inc.	6.800%	8/15/18	4,000	4,781
	RR Donnelley & Sons Co.	6.125%	1/15/17	5,000	5,061
	RR Donnelley & Sons Co.	7.625%	6/15/20	15,000	15,913
	Telecom Italia Capital SA	5.250%	10/1/15	8,000	8,186
	Telecom Italia Capital SA	6.999%	6/4/18	11,000	11,753
	Telecom Italia Capital SA	7.175%	6/18/19	11,000	11,888
	Telefonica Emisiones SAU	4.949%	1/15/15	12,120	12,768
	Telefonica Emisiones SAU	3.729%	4/27/15	13,848	13,935
	Telefonica Emisiones SAU	6.421%	6/20/16	16,228	17,924
	Telefonica Emisiones SAU	6.221%	7/3/17	10,662	11,614
	Telefonica Emisiones SAU	5.877%	7/15/19	7,185	7,546
	Telefonica Emisiones SAU	5.134%	4/27/20	19,000	18,926
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	23,000	24,967
6	Telemar Norte Leste SA	5.500%	10/23/20	6,500	6,374
	Thomson Reuters Corp.	6.500%	7/15/18	10,685	12,461

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Thomson Reuters Corp.	4.700%	10/15/19	13,835	14,503
	Time Warner Cable Inc.	8.250%	2/14/14	5,000	5,846
	Time Warner Cable Inc.	5.850%	5/1/17	12,000	13,364
	Time Warner Cable Inc.	6.750%	7/1/18	10,000	11,550
	Time Warner Cable Inc.	8.250%	4/1/19	21,000	26,025
	Time Warner Cable Inc.	5.000%	2/1/20	8,000	8,159
	Verizon Communications Inc.	5.500%	2/15/18	14,440	15,881
	Verizon Communications Inc.	6.100%	4/15/18	54,790	62,157
	Verizon Communications Inc.	8.750%	11/1/18	25,600	33,277
	Verizon Communications Inc.	6.350%	4/1/19	11,606	13,335
6	Vivendi SA	5.750%	4/4/13	5,450	5,889
	Vodafone Group plc	5.375%	1/30/15	7,000	7,755
	Vodafone Group plc	5.750%	3/15/16	17,190	19,358
	Vodafone Group plc	5.625%	2/27/17	26,000	29,196
	Vodafone Group plc	5.450%	6/10/19	8,000	8,777
	Washington Post Co.	7.250%	2/1/19	2,500	2,843
	WPP Finance UK	8.000%	9/15/14	6,000	7,005
	Consumer Cyclical (2.8%)
6	American Honda Finance Corp.	3.500%	3/16/15	7,390	7,683
6	American Honda Finance Corp.	3.875%	9/21/20	3,640	3,565
	CVS Caremark Corp.	6.125%	8/15/16	8,646	9,864
	CVS Caremark Corp.	5.750%	6/1/17	5,000	5,622
	CVS Caremark Corp.	6.600%	3/15/19	4,000	4,646
5,6	CVS Pass-Through Trust	6.117%	1/10/13	5,379	5,755
	Daimler Finance North America LLC	6.500%	11/15/13	8,000	9,059
	Darden Restaurants Inc.	6.200%	10/15/17	15,000	16,906
	Expedia Inc.	5.950%	8/15/20	5,000	5,059
	Ford Motor Credit Co. LLC	5.625%	9/15/15	1,440	1,516
6	Harley-Davidson Funding Corp.	5.250%	12/15/12	300	315
6	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	12,684
	Historic TW Inc.	6.875%	6/15/18	5,000	5,862
	Home Depot Inc.	5.400%	3/1/16	6,000	6,719
	Home Depot Inc.	3.950%	9/15/20	5,000	4,903
6	Hyundai Capital America	3.750%	4/6/16	1,740	1,715
6	Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,249
6	Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,182
	International Game Technology	5.500%	6/15/20	5,000	5,093
	Johnson Controls Inc.	5.500%	1/15/16	3,000	3,308
	Johnson Controls Inc.	5.000%	3/30/20	3,000	3,172
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	4,260	3,163
	Kohl's Corp.	6.250%	12/15/17	7,000	8,139
	Lowe's Cos. Inc.	4.625%	4/15/20	8,000	8,377
	Macy's Retail Holdings Inc.	5.900%	12/1/16	5,000	5,350
	McDonald's Corp.	5.350%	3/1/18	10,000	11,200
	MGM Resorts International	6.750%	4/1/13	1,075	1,067
	MGM Resorts International	5.875%	2/27/14	1,000	948
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	9,300	9,726
	Nordstrom Inc.	6.750%	6/1/14	1,525	1,740
	Nordstrom Inc.	4.750%	5/1/20	10,000	10,213
	PACCAR Inc.	6.875%	2/15/14	6,500	7,478
	Target Corp.	6.000%	1/15/18	12,200	14,070
	Target Corp.	3.875%	7/15/20	20,000	19,702
	Time Warner Inc.	3.150%	7/15/15	8,000	8,158
	Time Warner Inc.	4.875%	3/15/20	5,000	5,167
	TJX Cos. Inc.	6.950%	4/15/19	5,500	6,617
	Toyota Motor Credit Corp.	4.500%	6/17/20	5,000	5,183
	Toyota Motor Credit Corp.	4.250%	1/11/21	9,000	9,039
	Viacom Inc.	6.250%	4/30/16	7,000	8,005
	Viacom Inc.	6.125%	10/5/17	5,000	5,740
6	Volkswagen International Finance NV	4.000%	8/12/20	7,500	7,391
6	Volvo Treasury AB	5.950%	4/1/15	12,000	13,142
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,645	1,692
	Wal-Mart Stores Inc.	5.375%	4/5/17	7,000	7,944

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.800%	2/15/18	10,137	11,582
Wal-Mart Stores Inc.	3.625%	7/8/20	20,000	19,284
Wal-Mart Stores Inc.	3.250%	10/25/20	31,460	29,341
Walgreen Co.	5.250%	1/15/19	8,375	9,240
Walt Disney Co.	5.625%	9/15/16	5,000	5,761
Walt Disney Co.	6.000%	7/17/17	3,000	3,459
Western Union Co.	6.500%	2/26/14	7,400	8,287
Western Union Co.	5.930%	10/1/16	11,825	13,258
Consumer Noncyclical (9.7%)
Abbott Laboratories	5.875%	5/15/16	19,000	21,984
Abbott Laboratories	5.600%	11/30/17	16,000	18,424
Abbott Laboratories	5.125%	4/1/19	43,360	47,147
Allergan Inc.	5.750%	4/1/16	12,000	13,772
Allergan Inc.	3.375%	9/15/20	9,000	8,474
Altria Group Inc.	9.700%	11/10/18	27,276	35,369
Altria Group Inc.	9.250%	8/6/19	10,000	12,799
AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,370
AmerisourceBergen Corp.	4.875%	11/15/19	3,000	3,077
Amgen Inc.	5.850%	6/1/17	25,460	29,379
Amgen Inc.	6.150%	6/1/18	5,000	5,785
Amgen Inc.	5.700%	2/1/19	12,080	13,662
Amgen Inc.	3.450%	10/1/20	12,250	11,586
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	5,000	5,481
6 Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,735
6 Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,000	9,850
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	5,000	5,397
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,000	12,589
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	5,000	4,995
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,075
AstraZeneca plc	5.900%	9/15/17	22,060	25,392
Avon Products Inc.	5.625%	3/1/14	6,125	6,775
Avon Products Inc.	6.500%	3/1/19	8,000	9,240
6 BAT International Finance plc	9.500%	11/15/18	4,000	5,305
Baxter International Inc.	5.900%	9/1/16	7,000	8,134
Baxter International Inc.	5.375%	6/1/18	10,100	11,282
Baxter International Inc.	4.500%	8/15/19	2,000	2,094
Baxter International Inc.	4.250%	3/15/20	3,000	3,060
Becton Dickinson and Co.	5.000%	5/15/19	4,700	5,068
Biogen Idec Inc.	6.875%	3/1/18	5,000	5,589
Boston Scientific Corp.	6.000%	1/15/20	5,000	5,126
Bottling Group LLC	6.950%	3/15/14	3,813	4,422
Bottling Group LLC	5.500%	4/1/16	19,086	21,775
Bottling Group LLC	5.125%	1/15/19	19,925	21,813
Bristol-Myers Squibb Co.	5.450%	5/1/18	4,000	4,485
Bunge Ltd. Finance Corp.	8.500%	6/15/19	10,000	11,801
Campbell Soup Co.	3.050%	7/15/17	6,250	6,308
Campbell Soup Co.	4.500%	2/15/19	3,000	3,147
CareFusion Corp.	6.375%	8/1/19	5,000	5,638
Celgene Corp.	3.950%	10/15/20	5,000	4,719
Clorox Co.	5.000%	1/15/15	7,000	7,595
6 Coca-Cola Amatil Ltd.	3.250%	11/2/14	1,090	1,118
Coca-Cola Co.	3.150%	11/15/20	22,970	21,373
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,179
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,597	20,609
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,858
Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,088
ConAgra Foods Inc.	6.750%	9/15/11	312	324
Covidien International Finance SA	6.000%	10/15/17	14,306	16,254
Covidien International Finance SA	4.200%	6/15/20	5,000	5,005
CR Bard Inc.	4.400%	1/15/21	13,000	13,118
Delhaize Group SA	5.875%	2/1/14	875	965
Diageo Capital plc	5.750%	10/23/17	18,000	20,560
Eli Lilly & Co.	4.200%	3/6/14	11,850	12,769

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Estee Lauder Cos. Inc.	6.000%	1/15/12	493	515
Express Scripts Inc.	7.250%	6/15/19	3,000	3,555
Fortune Brands Inc.	6.375%	6/15/14	7,000	7,700
6 Foster's Finance Corp.	4.875%	10/1/14	4,000	4,259
Genentech Inc.	4.750%	7/15/15	16,150	17,730
General Mills Inc.	5.700%	2/15/17	2,415	2,734
General Mills Inc.	5.650%	2/15/19	3,000	3,340
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	32,400	36,718
Hasbro Inc.	6.300%	9/15/17	5,000	5,475
Hershey Co.	4.850%	8/15/15	5,000	5,508
Hershey Co.	4.125%	12/1/20	4,125	4,141
Hospira Inc.	6.400%	5/15/15	3,000	3,407
Johnson & Johnson	2.950%	9/1/20	5,850	5,528
Kellogg Co.	4.450%	5/30/16	7,000	7,579
Kellogg Co.	4.150%	11/15/19	12,000	12,100
Kimberly-Clark Corp.	6.125%	8/1/17	8,449	9,879
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,487
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,240
Koninklijke Philips Electronics NV	5.750%	3/11/18	15,000	16,889
Kraft Foods Inc.	6.500%	8/11/17	7,840	9,098
Kraft Foods Inc.	5.375%	2/10/20	35,000	37,127
Kroger Co.	6.400%	8/15/17	5,000	5,740
Kroger Co.	6.800%	12/15/18	11,100	12,842
Life Technologies Corp.	6.000%	3/1/20	5,000	5,347
Lorillard Tobacco Co.	6.875%	5/1/20	6,000	5,974
McKesson Corp.	6.500%	2/15/14	7,100	8,021
Mead Johnson Nutrition Co.	4.900%	11/1/19	7,000	7,310
Medco Health Solutions Inc.	7.125%	3/15/18	5,000	5,869
Medtronic Inc.	4.450%	3/15/20	10,000	10,351
Merck & Co. Inc.	4.750%	3/1/15	6,000	6,614
Merck & Co. Inc.	4.000%	6/30/15	2,100	2,255
Merck & Co. Inc.	6.000%	9/15/17	10,000	11,711
Merck & Co. Inc.	5.000%	6/30/19	10,000	10,927
Merck & Co. Inc.	3.875%	1/15/21	20,500	20,180
Nabisco Inc.	7.550%	6/15/15	15,000	17,681
Novartis Capital Corp.	4.400%	4/24/20	10,000	10,371
Novartis Securities Investment Ltd.	5.125%	2/10/19	51,794	56,589
PepsiAmericas Inc.	4.375%	2/15/14	12,500	13,524
PepsiCo Inc.	5.000%	6/1/18	16,500	18,069
PepsiCo Inc.	7.900%	11/1/18	14,000	17,855
PepsiCo Inc.	3.125%	11/1/20	22,000	20,397
Pfizer Inc.	6.200%	3/15/19	69,000	80,440
Philip Morris International Inc.	6.875%	3/17/14	10,000	11,578
Philip Morris International Inc.	5.650%	5/16/18	44,055	49,777
Procter & Gamble Co.	3.500%	2/15/15	4,400	4,655
Procter & Gamble Co.	4.700%	2/15/19	11,000	11,904
Quest Diagnostics Inc.	4.750%	1/30/20	5,000	4,962
Reynolds American Inc.	7.625%	6/1/16	16,655	19,549
6 Roche Holdings Inc.	6.000%	3/1/19	13,500	15,583
Safeway Inc.	6.250%	3/15/14	8,375	9,264
Safeway Inc.	6.350%	8/15/17	3,000	3,362
Safeway Inc.	3.950%	8/15/20	5,000	4,701
St. Jude Medical Inc.	2.500%	1/15/16	10,000	9,913
St. Jude Medical Inc.	4.875%	7/15/19	10,000	10,544
Stryker Corp.	4.375%	1/15/20	10,000	10,222
Sysco Corp.	5.250%	2/12/18	12,000	13,113
6 Tesco plc	5.500%	11/15/17	7,000	7,948
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	12,000	12,263
Thermo Fisher Scientific Inc.	5.000%	6/1/15	4,700	5,135
Unilever Capital Corp.	3.650%	2/15/14	6,500	6,890
Whirlpool Corp.	8.600%	5/1/14	5,000	5,806
Wyeth	5.500%	2/15/16	15,000	17,080
Wyeth	5.450%	4/1/17	12,780	14,477

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy (4.6%)
	Anadarko Petroleum Corp.	5.950%	9/15/16	10,500	11,483
	Anadarko Petroleum Corp.	6.375%	9/15/17	10,000	11,021
	Anadarko Petroleum Corp.	6.950%	6/15/19	19,500	21,837
	Apache Corp.	5.625%	1/15/17	4,000	4,518
	Apache Corp.	6.900%	9/15/18	3,000	3,613
	Apache Corp.	3.625%	2/1/21	6,000	5,679
	Baker Hughes Inc.	7.500%	11/15/18	16,845	20,963
	BP Capital Markets plc	3.625%	5/8/14	6,300	6,588
	BP Capital Markets plc	3.875%	3/10/15	5,000	5,229
	BP Capital Markets plc	4.750%	3/10/19	13,850	14,381
	BP Capital Markets plc	4.500%	10/1/20	33,000	33,240
	Canadian Natural Resources Ltd.	5.700%	5/15/17	9,000	10,164
	Canadian Natural Resources Ltd.	5.900%	2/1/18	6,000	6,820
	Cenovus Energy Inc.	4.500%	9/15/14	3,500	3,782
	Cenovus Energy Inc.	5.700%	10/15/19	3,000	3,368
	Chevron Corp.	4.950%	3/3/19	8,300	9,317
	ConocoPhillips	5.750%	2/1/19	43,935	49,839
	ConocoPhillips	6.000%	1/15/20	10,000	11,520
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,000	3,328
	Ecopetrol SA	7.625%	7/23/19	3,000	3,482
	Encana Corp.	5.900%	12/1/17	5,570	6,331
6	ENI SPA	4.150%	10/1/20	5,120	4,908
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,416
	EOG Resources Inc.	5.625%	6/1/19	7,000	7,722
	EOG Resources Inc.	4.400%	6/1/20	12,000	12,104
6	GS Caltex Corp.	5.500%	8/25/14	4,000	4,256
6	GS Caltex Corp.	5.500%	10/15/15	6,000	6,390
	Halliburton Co.	6.150%	9/15/19	13,000	14,932
	Marathon Oil Corp.	5.900%	3/15/18	5,033	5,759
6	Marathon Petroleum Corp.	5.125%	3/1/21	7,000	7,054
6	Motiva Enterprises LLC	5.750%	1/15/20	10,000	11,078
	Nabors Industries Inc.	6.150%	2/15/18	3,000	3,242
	Nabors Industries Inc.	9.250%	1/15/19	5,900	7,294
	Nexen Inc.	5.650%	5/15/17	3,000	3,206
	Nexen Inc.	6.200%	7/30/19	3,000	3,250
	Noble Corp.	5.875%	6/1/13	3,000	3,276
	Noble Holding International Ltd.	4.900%	8/1/20	14,000	14,400
	Occidental Petroleum Corp.	4.100%	2/1/21	23,525	23,453
5,6	Odebrecht Drilling Norbe VIII/IX Ltd.	6.350%	6/30/21	7,000	7,361
	Petro-Canada	6.050%	5/15/18	11,000	12,422
	Pride International Inc.	6.875%	8/15/20	7,178	7,806
	Shell International Finance BV	4.300%	9/22/19	21,000	21,741
	Shell International Finance BV	4.375%	3/25/20	35,000	36,387
	Smith International Inc.	9.750%	3/15/19	10,000	13,629
	Statoil ASA	3.125%	8/17/17	15,000	14,963
	Statoil ASA	5.250%	4/15/19	27,000	29,802
	Suncor Energy Inc.	6.100%	6/1/18	5,000	5,683
	Talisman Energy Inc.	7.750%	6/1/19	7,000	8,600
	Talisman Energy Inc.	3.750%	2/1/21	5,000	4,671
	Total Capital SA	3.000%	6/24/15	12,000	12,315
	Total Capital SA	2.300%	3/15/16	10,000	9,786
	Total Capital SA	4.450%	6/24/20	15,000	15,374
	Transocean Inc.	5.250%	3/15/13	5,000	5,309
	Transocean Inc.	6.000%	3/15/18	10,000	10,724
	Transocean Inc.	6.500%	11/15/20	13,000	14,068
	Valero Energy Corp.	9.375%	3/15/19	9,200	11,691
	Valero Energy Corp.	6.125%	2/1/20	5,000	5,428
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,354
	Weatherford International Ltd. Bermuda	6.000%	3/15/18	10,000	10,850
	Weatherford International Ltd. Bermuda	9.625%	3/1/19	17,500	22,775
	Other Industrial (0.2%)
6	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	10,000	12,015

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	20,000	21,196
	Technology (3.3%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,950	6,684
	Cisco Systems Inc.	5.500%	2/22/16	28,011	31,880
	Cisco Systems Inc.	4.950%	2/15/19	32,800	35,352
	Cisco Systems Inc.	4.450%	1/15/20	33,000	34,117
	Corning Inc.	6.625%	5/15/19	2,000	2,303
	Dell Inc.	5.650%	4/15/18	11,750	12,786
	Dell Inc.	5.875%	6/15/19	3,250	3,574
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	10,539
	Equifax Inc.	6.300%	7/1/17	5,000	5,477
	Fiserv Inc.	3.125%	10/1/15	5,000	5,012
	Fiserv Inc.	6.800%	11/20/17	5,000	5,599
	Hewlett-Packard Co.	6.125%	3/1/14	15,000	16,969
	Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,817
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	7,854
	Hewlett-Packard Co.	3.750%	12/1/20	15,000	14,465
	International Business Machines Corp.	5.700%	9/14/17	44,450	51,119
	International Business Machines Corp.	7.625%	10/15/18	22,500	28,375
	Intuit Inc.	5.750%	3/15/17	5,000	5,531
	Lexmark International Inc.	6.650%	6/1/18	2,000	2,139
	Microsoft Corp.	1.625%	9/25/15	25,000	24,436
	Microsoft Corp.	4.200%	6/1/19	3,800	3,969
	Motorola Solutions Inc.	6.000%	11/15/17	10,000	10,937
	Nokia Oyj	5.375%	5/15/19	9,500	10,011
	Oracle Corp.	5.250%	1/15/16	11,500	12,891
	Oracle Corp.	5.750%	4/15/18	45,410	51,379
	Oracle Corp.	5.000%	7/8/19	19,000	20,509
6	Oracle Corp.	3.875%	7/15/20	10,000	9,913
	Pitney Bowes Inc.	5.000%	3/15/15	10,000	10,587
	Pitney Bowes Inc.	5.750%	9/15/17	7,707	8,163
	Pitney Bowes Inc.	6.250%	3/15/19	5,000	5,321
	Tyco Electronics Group SA	6.550%	10/1/17	7,990	9,172
	Xerox Corp.	6.350%	5/15/18	5,000	5,656
	Xerox Corp.	5.625%	12/15/19	8,000	8,630
	Transportation (1.5%)
	American Airlines Pass Through Trust 2001-01	6.817%	5/23/11	714	721
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,294
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,000	2,851
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,567
	Canadian National Railway Co.	5.550%	5/15/18	5,275	5,898
5	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	2,655	2,828
5	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	760	802
5	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,605	1,774
	Continental Airlines 2002-1 Class G-2 Pass Through
	Trust	6.563%	2/15/12	3,000	3,075
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,973	2,032
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	11/10/19	4,862	5,397
	CSX Corp.	7.900%	5/1/17	5,000	6,102
	CSX Corp.	7.375%	2/1/19	10,000	12,035
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	8/10/22	2,673	2,860
5	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	1,295	1,351
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	6,833	7,653
5	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	14,824	15,714
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	5,000	5,088
6	ERAC USA Finance LLC	6.375%	10/15/17	11,370	12,930
	Greenbrier Cos. Inc.	8.375%	5/15/15	2,540	2,604
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	4,932
4,5	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.677%	12/15/13	2,573	2,492
4	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.722%	3/15/14	7,150	6,559
4	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.736%	11/15/16	4,765	4,050
	Norfolk Southern Corp.	5.750%	4/1/18	5,655	6,402

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/1/19	4,757	5,019
	Ryder System Inc.	5.850%	3/1/14	4,000	4,282
	Ryder System Inc.	7.200%	9/1/15	16,000	18,655
	Ryder System Inc.	3.600%	3/1/16	9,755	9,702
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	4,557	5,070
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,821
	Union Pacific Corp.	4.000%	2/1/21	8,000	7,879
	United Parcel Service Inc.	5.500%	1/15/18	5,100	5,746
	United Parcel Service Inc.	5.125%	4/1/19	1,900	2,117
	United Parcel Service Inc.	3.125%	1/15/21	23,000	21,330
					5,301,528
Utilities (6.8%)
	Electric (5.0%)
	Ameren Energy Generating Co.	6.300%	4/1/20	4,000	3,985
	Ameren Illinois Co.	6.125%	11/15/17	5,000	5,551
	Ameren Illinois Co.	6.250%	4/1/18	7,625	8,391
	American Water Capital Corp.	6.085%	10/15/17	8,750	9,958
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	5,634
	Columbus Southern Power Co.	5.500%	3/1/13	10,000	10,860
	Commonwealth Edison Co.	5.800%	3/15/18	13,500	15,075
	Commonwealth Edison Co.	4.000%	8/1/20	5,000	4,863
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	4,490
	Connecticut Light & Power Co.	5.500%	2/1/19	10,475	11,582
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	2,500	2,676
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	10,000	12,160
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,890	16,541
	Consumers Energy Co.	6.125%	3/15/19	5,000	5,709
	Consumers Energy Co.	6.700%	9/15/19	12,790	15,176
	Dayton Power & Light Co.	5.125%	10/1/13	2,275	2,503
	Dominion Resources Inc.	6.000%	11/30/17	5,000	5,763
	Dominion Resources Inc.	6.400%	6/15/18	2,000	2,305
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,153
5	Dominion Resources Inc.	6.300%	9/30/66	10,990	10,743
	Duke Energy Carolinas LLC	5.300%	10/1/15	6,000	6,772
	Duke Energy Indiana Inc.	3.750%	7/15/20	5,000	4,835
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,524
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,497
	Exelon Corp.	4.900%	6/15/15	10,000	10,680
	FirstEnergy Corp.	6.450%	11/15/11	50	52
	FirstEnergy Solutions Corp.	4.800%	2/15/15	5,000	5,268
	Florida Power Corp.	5.800%	9/15/17	8,201	9,298
	Florida Power Corp.	5.650%	6/15/18	11,915	13,428
5,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,518	5,504
	Georgia Power Co.	5.700%	6/1/17	4,300	4,907
	Georgia Power Co.	5.400%	6/1/18	5,000	5,563
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	5,877
6	ITC Holdings Corp.	6.050%	1/31/18	15,000	16,113
6	Kansas Gas & Electric	6.700%	6/15/19	3,000	3,459
6	LG&E and KU Energy LLC	2.125%	11/15/15	5,800	5,596
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	5,936
	Midamerican Energy Holdings Co.	5.750%	4/1/18	5,000	5,644
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	5,000	5,285
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	5,000	4,858
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,561
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	15,380	21,127
	Nevada Power Co.	6.500%	5/15/18	9,131	10,476
	Nevada Power Co.	6.500%	8/1/18	3,662	4,215
	Nevada Power Co.	7.125%	3/15/19	5,000	5,926
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	17,976	19,918
5	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	10,850	10,687
6	Niagara Mohawk Power Corp.	4.881%	8/15/19	7,000	7,295
	Nisource Finance Corp.	6.800%	1/15/19	1,500	1,708
	Northeast Utilities	7.250%	4/1/12	4,620	4,923

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NSTAR	4.500%	11/15/19	7,000	7,264
NSTAR Electric Co.	5.625%	11/15/17	3,000	3,384
Ohio Power Co.	4.850%	1/15/14	5,000	5,344
Ohio Power Co.	6.000%	6/1/16	4,000	4,514
Pacific Gas & Electric Co.	5.625%	11/30/17	15,400	17,434
Pacific Gas & Electric Co.	8.250%	10/15/18	7,695	10,030
Pacific Gas & Electric Co.	3.500%	10/1/20	15,000	14,257
PacifiCorp	5.650%	7/15/18	10,000	11,255
PacifiCorp	5.500%	1/15/19	6,215	6,936
Peco Energy Co.	5.950%	11/1/11	15,000	15,600
Pennsylvania Electric Co.	6.050%	9/1/17	7,000	7,535
PG&E Corp.	5.750%	4/1/14	10,650	11,782
Portland General Electric Co.	6.100%	4/15/19	3,000	3,417
Potomac Electric Power Co.	4.950%	11/15/13	5,465	5,991
5 PPL Capital Funding Inc.	6.700%	3/30/67	15,000	14,812
Progress Energy Carolina	5.300%	1/15/19	6,985	7,730
Progress Energy Inc.	7.100%	3/1/11	516	519
Progress Energy Inc.	5.625%	1/15/16	11,407	12,832
PSEG Power LLC	5.125%	4/15/20	4,000	4,130
Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,768
Public Service Co. of Colorado	5.800%	8/1/18	5,200	5,929
Public Service Co. of Colorado	5.125%	6/1/19	5,500	6,001
Public Service Electric & Gas Co.	5.300%	5/1/18	3,000	3,335
Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	7,633
6 Puget Energy Inc.	6.500%	12/15/20	10,000	9,830
Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,842
Southern California Edison Co.	5.000%	1/15/16	4,000	4,450
Southern California Edison Co.	5.500%	8/15/18	4,625	5,198
Southern Power Co.	4.875%	7/15/15	6,500	7,056
Southwestern Public Service Co.	8.750%	12/1/18	5,000	6,240
6 SP PowerAssets Ltd.	5.000%	10/22/13	15,000	16,157
Tampa Electric Co.	6.100%	5/15/18	4,000	4,516
6 Tampa Electric Co.	5.400%	5/15/21	10,000	10,746
TransAlta Corp.	6.650%	5/15/18	5,000	5,609
UIL Holdings Corp.	4.625%	10/1/20	7,000	6,602
6 United Energy Distribution Holdings Pty Ltd.	4.700%	4/15/11	10,000	10,061
Virginia Electric and Power Co.	5.950%	9/15/17	5,000	5,748
Virginia Electric and Power Co.	5.400%	4/30/18	6,615	7,361
5 Wisconsin Energy Corp.	6.250%	5/15/67	25,000	25,000
Wisconsin Power & Light Co.	5.000%	7/15/19	2,500	2,690
Xcel Energy Inc.	4.700%	5/15/20	5,000	5,188
Natural Gas (1.8%)
AGL Capital Corp.	5.250%	8/15/19	3,000	3,161
Atmos Energy Corp.	4.950%	10/15/14	6,420	6,886
Atmos Energy Corp.	8.500%	3/15/19	5,000	6,294
6 CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,027
El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,242
Enbridge Energy Partners LP	6.500%	4/15/18	5,000	5,659
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,607
5 Enbridge Energy Partners LP	8.050%	10/1/37	3,280	3,472
Enbridge Inc.	5.800%	6/15/14	5,000	5,585
Energy Transfer Partners LP	5.950%	2/1/15	2,769	3,065
Energy Transfer Partners LP	9.700%	3/15/19	5,000	6,537
Energy Transfer Partners LP	9.000%	4/15/19	5,000	6,356
Enterprise Products Operating LLC	5.650%	4/1/13	16,975	18,394
Enterprise Products Operating LLC	9.750%	1/31/14	7,000	8,518
Enterprise Products Operating LLC	6.650%	4/15/18	15,000	17,256
5 Enterprise Products Operating LLC	8.375%	8/1/66	5,850	6,303
EQT Corp.	6.500%	4/1/18	5,000	5,426
6 Gulf South Pipeline Co. LP	6.300%	8/15/17	7,000	7,775
6 Gulfstream Natural Gas System LLC	5.560%	11/1/15	8,500	9,310
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,881
Magellan Midstream Partners LP	6.400%	7/15/18	5,000	5,634

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Magellan Midstream Partners LP	6.550%	7/15/19	5,000	5,700
	National Grid plc	6.300%	8/1/16	7,000	8,041
6	NGPL PipeCo LLC	7.119%	12/15/17	10,000	10,983
	ONEOK Partners LP	6.150%	10/1/16	10,000	11,423
	ONEOK Partners LP	8.625%	3/1/19	2,000	2,512
	Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	5,000	5,332
	Southern California Gas Co.	5.500%	3/15/14	8,179	9,027
5	Southern Union Co.	7.200%	11/1/66	5,175	4,839
	TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	15,201
	TransCanada PipeLines Ltd.	3.800%	10/1/20	25,732	24,770
5	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,001
	Williams Partners LP	5.250%	3/15/20	15,000	15,486
	Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	5,750	6,748
					978,227
Total Corporate Bonds (Cost $10,369,755)					11,079,502
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
6	Abu Dhabi Government International Bond	6.750%	4/8/19	2,000	2,307
6	Abu Dhabi National Energy Co.	6.165%	10/25/17	2,000	2,124
6	AK Transneft OJSC Via TransCapitalInvest Ltd.	5.670%	3/5/14	3,450	3,678
6	Bahrain Government International Bond	5.500%	3/31/20	3,300	3,333
6	Banco del Estado de Chile	4.125%	10/7/20	2,500	2,345
6	Bank of China Hong Kong Ltd.	5.550%	2/11/20	1,500	1,528
6	Bermuda Government International Bond	5.603%	7/20/20	2,300	2,393
	Brazilian Government International Bond	7.875%	3/7/15	3,800	4,539
	Brazilian Government International Bond	5.875%	1/15/19	1,500	1,661
	Brazilian Government International Bond	4.875%	1/22/21	4,500	4,581
6	Centrais Eletricas Brasileiras SA	6.875%	7/30/19	3,000	3,351
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,629
	Colombia Government International Bond	7.375%	1/27/17	2,000	2,387
	Corp Andina de Fomento	3.750%	1/15/16	2,500	2,488
6	Corp Nacional del Cobre de Chile	3.750%	11/4/20	2,500	2,361
6	Empresa Nacional del Petroleo	6.250%	7/8/19	2,000	2,101
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,272
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,038
	Export-Import Bank of Korea	5.125%	6/29/20	1,500	1,527
6	Gazprom Via Gaz Capital SA	6.212%	11/22/16	1,875	1,969
	Hungary Government International Bond	4.750%	2/3/15	2,200	2,178
	Hungary Government International Bond	6.250%	1/29/20	1,500	1,510
6	Industrial Bank of Korea	7.125%	4/23/14	2,700	3,029
6	IPIC GMTN Ltd.	5.000%	11/15/20	3,000	2,935
	Israel Government International Bond	5.125%	3/26/19	4,550	4,879
	Korea Development Bank	8.000%	1/23/14	5,000	5,711
6	Korea East-West Power Co. Ltd.	5.250%	11/15/12	5,000	5,259
	Korea Finance Corp.	3.250%	9/20/16	1,000	956
6	Kowloon Canton Railway Corp.	5.125%	5/20/19	2,500	2,696
6	Lithuania Government International Bond	5.125%	9/14/17	750	735
6	MDC-GMTN B.V.	7.625%	5/6/19	2,000	2,376
	Mexico Government International Bond	5.625%	1/15/17	5,000	5,490
	Mexico Government International Bond	5.125%	1/15/20	7,000	7,327
	Panama Government International Bond	7.250%	3/15/15	7,500	8,690
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	5,302
	Peruvian Government International Bond	9.125%	2/21/12	4,000	4,315
	Peruvian Government International Bond	8.375%	5/3/16	4,500	5,546
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	3,000	3,032
	Petrobras International Finance Co. - Pifco	6.125%	10/6/16	4,000	4,424
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	9,500	10,113
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	5,000	5,030
	Petroleos Mexicanos	4.875%	3/15/15	3,000	3,187
	Petroleos Mexicanos	6.000%	3/5/20	2,000	2,096
	Petroleos Mexicanos	5.500%	1/21/21	2,000	2,016
5,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	288	292
6	Petronas Capital Ltd.	7.000%	5/22/12	3,000	3,198

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Petronas Capital Ltd.	5.250%	8/12/19	4,000	4,214
5,6	PF Export Receivables Master Trust	3.748%	6/1/13	1,020	1,020
5,6	PF Export Receivables Master Trust	6.436%	6/1/15	2,346	2,467
	Poland Government International Bond	3.875%	7/16/15	3,000	3,026
	Poland Government International Bond	6.375%	7/15/19	2,000	2,225
	Province of Ontario Canada	4.000%	10/7/19	8,500	8,652
6	Qatar Government International Bond	5.250%	1/20/20	3,250	3,461
6,10	Qatari Diar Finance QSC	3.500%	7/21/15	1,500	1,505
6	Qtel International Finance Ltd.	4.750%	2/16/21	2,500	2,416
5,6	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	2,422	2,589
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,947
	Republic of Italy	3.125%	1/26/15	4,500	4,455
	Republic of Italy	4.750%	1/25/16	3,000	3,090
	Republic of Korea	4.250%	6/1/13	5,000	5,247
	Republic of Korea	7.125%	4/16/19	3,000	3,561
	South Africa Government International Bond	5.500%	3/9/20	7,000	7,280
6	TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,834
Total Sovereign Bonds (Cost $208,479)					214,923
Taxable Municipal Bonds (0.3%)
	California Educational Facilities Authority Revenue
	(Stanford University)	4.750%	5/1/19	1,850	1,987
	California GO	5.750%	3/1/17	10,000	10,308
4	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.041%	10/15/12	14,210	13,932
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	12,000	11,759
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	5,475	5,344
	Maryland Health & Higher Educational Facilities
	Authority Revenue (Johns Hopkins University)	5.250%	7/1/19	1,400	1,536
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	1,825	1,862
Total Taxable Municipal Bonds (Cost $46,958)					46,728
				Shares
Convertible Preferred Stock (0.0%)
7	Lehman Brothers Holdings Inc. Pfd. (Cost $8,740)	7.250%		8,740	6
Preferred Stocks (0.1%)
4	Southern California Edison Co. Pfd.	5.349%		47,516	4,844
	Axis Capital Holdings Ltd. Pfd.	7.500%		50,000	4,800
4	Goldman Sachs Group Inc. Pfd.	4.000%		167,540	3,709
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		76,950	1,859
Total Preferred Stocks (Cost $16,126)					15,212
Temporary Cash Investment (5.6%)
Money Market Fund (5.6%)
11	Vanguard Market Liquidity Fund (Cost $800,774)	0.207%		800,774,000	800,774
Total Investments (98.8%) (Cost $13,405,368)					14,194,570
Other Assets and Liabilities—Net (1.2%)					167,176
Net Assets (100%)					14,361,746

1 Securities with a value of $1,047,000 have been segregated as collateral for open swap contracts.
2 Securities with a value of $10,632,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $1,476,037,000, representing 10.3% of net assets.
7 Non-income-producing security—security in default.
8 Non-income-producing security—issuer has suspended all payments until February 1, 2012.
9 Non-income-producing security—issuer has suspended all payments until May 1, 2012.
10 Guaranteed by the State of Qatar.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

43

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.3%)
U.S. Government Securities (1.0%)
	United States Treasury Note/Bond	7.125%	2/15/23	30,000	39,961
1	United States Treasury Note/Bond	3.500%	2/15/39	22,850	18,937
	United States Treasury Strip Principal	0.000%	2/15/36	85,000	25,453
	United States Treasury Strip Principal	0.000%	8/15/39	38,000	9,411
					93,762
Agency Bonds and Notes (1.3%)
2	Federal Home Loan Banks	5.500%	7/15/36	52,000	55,819
2	Federal National Mortgage Assn.	6.625%	11/15/30	21,000	25,868
2	Tennessee Valley Authority	5.250%	9/15/39	35,000	35,799
					117,486
Total U.S. Government and Agency Obligations (Cost $212,478)					211,248
Corporate Bonds (85.6%)
Finance (27.5%)
	Banking (17.1%)
	American Express Co.	8.150%	3/19/38	32,025	41,707
	Bank of America Corp.	6.800%	3/15/28	35,000	34,901
	Bank of America Corp.	6.500%	9/15/37	3,900	3,786
	Bank of America NA	6.000%	10/15/36	60,750	57,137
	Bank One Corp.	7.750%	7/15/25	25,000	28,540
	Bank One Corp.	7.625%	10/15/26	25,950	30,526
	Bank One Corp.	8.000%	4/29/27	30,869	37,625
	Barclays Bank plc	5.140%	10/14/20	35,225	32,180
	Citigroup Inc.	8.500%	5/22/19	5,000	6,113
	Citigroup Inc.	6.625%	1/15/28	25,000	25,479
	Citigroup Inc.	6.625%	6/15/32	60,905	59,457
	Citigroup Inc.	5.875%	2/22/33	15,000	13,477
	Citigroup Inc.	6.000%	10/31/33	22,395	20,388
	Citigroup Inc.	5.850%	12/11/34	36,500	34,581
	Citigroup Inc.	6.125%	8/25/36	33,800	30,909
	Citigroup Inc.	5.875%	5/29/37	15,000	14,282
	Citigroup Inc.	6.875%	3/5/38	5,000	5,292
	Citigroup Inc.	8.125%	7/15/39	13,300	16,272
	Credit Suisse USA Inc.	7.125%	7/15/32	38,000	44,199
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,656
	Goldman Sachs Group Inc.	6.450%	5/1/36	45,000	43,225
	Goldman Sachs Group Inc.	6.750%	10/1/37	128,660	128,372
	Goldman Sachs Group Inc.	6.250%	2/1/41	13,090	13,165
3	HBOS plc	6.000%	11/1/33	34,180	24,469
	HSBC Bank USA NA	5.875%	11/1/34	50,700	49,229
	HSBC Bank USA NA	5.625%	8/15/35	28,000	26,159
	HSBC Bank USA NA	7.000%	1/15/39	10,000	10,989
	HSBC Holdings plc	7.625%	5/17/32	21,200	23,566
	HSBC Holdings plc	6.500%	5/2/36	2,000	2,013
	HSBC Holdings plc	6.500%	9/15/37	20,000	20,056
	HSBC Holdings plc	6.800%	6/1/38	58,985	61,557
	JP Morgan Chase Capital XXV	6.800%	10/1/37	28,415	28,973
	JPMorgan Chase & Co.	6.400%	5/15/38	77,850	85,256
	JPMorgan Chase & Co.	5.500%	10/15/40	14,500	14,092
	Lloyds TSB Bank plc	6.375%	1/21/21	9,775	9,767
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	12,975	12,649
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,250	43,580
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	38,340	41,140
	Morgan Stanley	5.625%	9/23/19	9,550	9,587
	Morgan Stanley	5.750%	1/25/21	12,160	12,255
	Morgan Stanley	6.250%	8/9/26	12,850	13,320
	Morgan Stanley	7.250%	4/1/32	28,750	32,732
	National City Corp.	6.875%	5/15/19	15,000	16,956
	Royal Bank of Scotland Group plc	4.700%	7/3/18	21,125	17,140
	SunTrust Bank	5.400%	4/1/20	916	917

44

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	USB Capital XIII Trust	6.625%	12/15/39	9,750	10,048
	Wachovia Bank NA	5.850%	2/1/37	20,700	20,680
	Wachovia Bank NA	6.600%	1/15/38	70,225	77,248
	Wachovia Corp.	6.605%	10/1/25	30,000	31,642
	Wachovia Corp.	5.500%	8/1/35	15,730	14,431
	Wells Fargo & Co.	5.375%	2/7/35	32,475	31,992
	Wells Fargo Bank NA	5.950%	8/26/36	33,670	33,637
	Brokerage (0.3%)
3	FMR LLC	6.450%	11/15/39	27,500	25,440
	Finance Companies (2.5%)
	General Electric Capital Corp.	6.750%	3/15/32	117,095	127,656
	General Electric Capital Corp.	5.875%	1/14/38	37,905	37,072
	General Electric Capital Corp.	6.875%	1/10/39	57,685	64,304
	Insurance (7.2%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	12,110
	ACE INA Holdings Inc.	6.700%	5/15/36	8,070	9,249
	Aflac Inc.	6.450%	8/15/40	24,440	24,597
	Allstate Corp.	5.550%	5/9/35	14,075	13,998
	Allstate Corp.	5.950%	4/1/36	16,135	16,911
	American International Group Inc.	6.400%	12/15/20	9,000	9,585
	AXA Financial Inc.	7.000%	4/1/28	34,910	34,457
3	Guardian Life Insurance Co. of America	7.375%	9/30/39	9,400	10,881
	Hartford Financial Services Group Inc.	6.100%	10/1/41	26,429	24,892
3	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,333
3	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	32,876
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	25,930
	Lincoln National Corp.	6.150%	4/7/36	10,000	9,884
3,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	15,970	19,101
3	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	19,282	25,670
	MetLife Inc.	6.500%	12/15/32	8,990	9,869
	MetLife Inc.	6.375%	6/15/34	16,010	17,414
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	40,022
	Munich Re America Corp.	7.450%	12/15/26	8,500	9,081
3	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	26,939
3	New York Life Insurance Co.	5.875%	5/15/33	50,275	52,077
3	Pacific Life Insurance Co.	9.250%	6/15/39	23,145	29,556
	Principal Financial Group Inc.	6.050%	10/15/36	11,500	11,895
	Prudential Financial Inc.	5.750%	7/15/33	13,000	12,616
	Prudential Financial Inc.	5.400%	6/13/35	10,000	9,307
	Prudential Financial Inc.	5.700%	12/14/36	3,466	3,401
	Prudential Financial Inc.	6.200%	11/15/40	2,894	2,990
3	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	24,058	27,423
	UnitedHealth Group Inc.	5.800%	3/15/36	38,250	38,242
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	14,176
	UnitedHealth Group Inc.	6.875%	2/15/38	24,422	27,797
	UnitedHealth Group Inc.	5.700%	10/15/40	1,335	1,312
	WellPoint Inc.	5.850%	1/15/36	11,450	11,463
	WellPoint Inc.	6.375%	6/15/37	25,000	26,783
	XL Group plc	6.375%	11/15/24	8,500	8,529
	Real Estate Investment Trusts (0.4%)
	Realty Income Corp.	6.750%	8/15/19	6,500	7,386
	Simon Property Group LP	6.750%	2/1/40	28,900	33,221
					2,502,794
Industrial (44.6%)
	Basic Industry (0.4%)
	EI du Pont de Nemours & Co.	4.900%	1/15/41	24,150	22,229
	Monsanto Finance Canada Co.	5.500%	7/30/35	11,250	10,881
	Southern Copper Corp.	6.750%	4/16/40	6,630	6,830
	Capital Goods (3.5%)
	3M Co.	6.375%	2/15/28	35,000	39,435
	3M Co.	5.700%	3/15/37	15,000	15,862

45

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	6.625%	2/15/38	16,000	18,292
Boeing Co.	7.875%	4/15/43	8,000	10,420
Caterpillar Inc.	6.625%	7/15/28	30,000	34,337
Caterpillar Inc.	6.050%	8/15/36	5,000	5,521
Deere & Co.	7.125%	3/3/31	15,000	18,420
Eaton Corp.	7.625%	4/1/24	15,000	18,457
Goodrich Corp.	6.800%	7/1/36	5,000	5,455
Lockheed Martin Corp.	6.150%	9/1/36	4,600	5,027
Raytheon Co.	4.875%	10/15/40	19,510	17,705
3 Siemens Financieringsmaatschappij NV	6.125%	8/17/26	41,030	46,083
United Technologies Corp.	7.500%	9/15/29	15,000	19,206
United Technologies Corp.	6.125%	7/15/38	44,000	48,666
United Technologies Corp.	5.700%	4/15/40	18,150	18,969
Communication (11.0%)
Alltel Corp.	6.800%	5/1/29	2,697	3,034
Alltel Corp.	7.875%	7/1/32	18,848	24,238
America Movil SAB de CV	6.125%	3/30/40	15,110	15,644
AT&T Inc.	6.500%	9/1/37	5,000	5,267
AT&T Inc.	6.300%	1/15/38	13,000	13,357
AT&T Inc.	6.550%	2/15/39	15,000	15,920
3 AT&T Inc.	5.350%	9/1/40	48,095	43,538
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,550	5,545
BellSouth Corp.	6.875%	10/15/31	30,000	32,446
BellSouth Corp.	6.000%	11/15/34	40,000	39,149
BellSouth Telecommunications Inc.	7.000%	12/1/95	7,850	8,031
CBS Corp.	7.875%	9/1/23	4,325	4,977
CBS Corp.	7.875%	7/30/30	37,000	42,934
Comcast Corp.	5.650%	6/15/35	35,714	33,898
3 COX Communications Inc.	6.450%	12/1/36	10,000	10,463
3 COX Communications Inc.	8.375%	3/1/39	16,310	20,763
Deutsche Telekom International Finance BV	8.750%	6/15/30	27,200	35,692
Discovery Communications LLC	6.350%	6/1/40	13,210	13,917
France Telecom SA	8.500%	3/1/31	61,255	82,136
Grupo Televisa SA	6.625%	1/15/40	12,325	13,047
GTE Corp.	6.940%	4/15/28	20,000	22,018
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	21,774
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,594
3 NBCUniversal Media LLC	6.400%	4/30/40	10,050	10,401
3 NBCUniversal Media LLC	5.950%	4/1/41	17,280	16,944
News America Holdings Inc.	7.750%	12/1/45	2,840	3,344
News America Inc.	6.400%	12/15/35	28,000	29,209
News America Inc.	6.900%	8/15/39	10,000	11,132
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	11,374
Telecom Italia Capital SA	7.721%	6/4/38	16,800	17,009
Telefonica Emisiones SAU	7.045%	6/20/36	51,180	54,349
Telefonica Europe BV	8.250%	9/15/30	16,100	19,215
Time Warner Cable Inc.	6.550%	5/1/37	40,000	41,687
Verizon Communications Inc.	5.850%	9/15/35	30,000	30,033
Verizon Communications Inc.	6.250%	4/1/37	20,000	20,895
Verizon Communications Inc.	6.400%	2/15/38	33,815	36,033
Verizon Communications Inc.	6.900%	4/15/38	10,335	11,709
Verizon Communications Inc.	7.350%	4/1/39	15,950	18,954
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	36,365
Verizon Maryland Inc.	5.125%	6/15/33	12,000	10,280
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	30,013
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	7,092
Vodafone Group plc	6.150%	2/27/37	47,305	49,508
Consumer Cyclical (7.5%)
CVS Caremark Corp.	6.250%	6/1/27	24,000	26,218
CVS Caremark Corp.	6.125%	9/15/39	13,000	13,399
Daimler Finance North America LLC	8.500%	1/18/31	24,494	31,764
Historic TW Inc.	6.625%	5/15/29	14,775	15,943
Home Depot Inc.	5.875%	12/16/36	18,530	18,637

46

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kohl's Corp.	6.875%	12/15/37	6,000	6,827
Lowe's Cos. Inc.	6.500%	3/15/29	26,010	28,617
Lowe's Cos. Inc.	5.800%	10/15/36	9,300	9,537
Lowe's Cos. Inc.	6.650%	9/15/37	800	910
Lowe's Cos. Inc.	5.800%	4/15/40	10,645	10,994
McDonald's Corp.	6.300%	10/15/37	25,935	29,530
McDonald's Corp.	6.300%	3/1/38	36,170	41,218
McDonald's Corp.	5.700%	2/1/39	9,500	10,036
McDonald's Corp.	4.875%	7/15/40	7,890	7,403
Target Corp.	6.650%	8/1/28	15,000	16,493
Target Corp.	7.000%	7/15/31	20,000	23,462
Target Corp.	6.500%	10/15/37	20,850	23,555
Target Corp.	7.000%	1/15/38	48,980	58,529
Time Warner Inc.	7.625%	4/15/31	10,000	11,768
Time Warner Inc.	6.500%	11/15/36	10,000	10,595
Viacom Inc.	6.875%	4/30/36	23,750	26,395
Wal-Mart Stores Inc.	7.550%	2/15/30	46,000	57,665
Wal-Mart Stores Inc.	5.250%	9/1/35	2,000	1,967
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	44,344
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	83,837
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	10,222
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	18,402
Walt Disney Co.	7.000%	3/1/32	10,000	12,083
Walt Disney Co.	7.550%	7/15/93	25,900	29,669
Consumer Noncyclical (14.3%)
Abbott Laboratories	6.000%	4/1/39	33,870	37,152
Abbott Laboratories	5.300%	5/27/40	7,750	7,613
Altria Group Inc.	7.750%	1/15/27	1,000	1,077
Altria Group Inc.	9.950%	11/10/38	19,000	25,347
Altria Group Inc.	10.200%	2/6/39	5,000	6,795
Amgen Inc.	6.375%	6/1/37	30,000	33,487
Amgen Inc.	6.900%	6/1/38	20,000	24,124
Amgen Inc.	6.400%	2/1/39	29,430	33,096
Anheuser-Busch Cos. Inc.	6.750%	12/15/27	3,500	3,862
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	6,900	7,862
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	11,460	11,518
3 Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	14,995	19,839
Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	12,708
Archer-Daniels-Midland Co.	6.625%	5/1/29	10,000	11,446
AstraZeneca plc	6.450%	9/15/37	77,000	87,972
Baxter International Inc.	6.250%	12/1/37	10,000	11,149
Becton Dickinson and Co.	7.000%	8/1/27	8,300	9,848
Becton Dickinson and Co.	6.700%	8/1/28	5,066	5,874
Bestfoods	6.625%	4/15/28	30,000	35,230
Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	11,904
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,214	2,362
Bristol-Myers Squibb Co.	6.125%	5/1/38	817	913
3 Cargill Inc.	6.125%	4/19/34	1,880	1,959
3 Cargill Inc.	6.125%	9/15/36	23,000	24,018
Coca-Cola Refreshments USA Inc.	6.700%	10/15/36	7,882	9,369
Eli Lilly & Co.	5.500%	3/15/27	36,775	38,620
Eli Lilly & Co.	5.550%	3/15/37	3,500	3,577
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	22,092
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	53,651
Johnson & Johnson	6.950%	9/1/29	22,457	27,495
Johnson & Johnson	5.850%	7/15/38	9,000	10,033
Kellogg Co.	7.450%	4/1/31	31,845	39,391
Kimberly-Clark Corp.	5.300%	3/1/41	14,175	13,983
Kraft Foods Inc.	6.500%	11/1/31	20,000	21,876
Kraft Foods Inc.	6.500%	2/9/40	21,240	22,536
Medtronic Inc.	6.500%	3/15/39	21,200	24,245
Merck & Co. Inc.	6.500%	12/1/33	30,320	35,590
Merck & Co. Inc.	5.750%	11/15/36	6,000	6,350

47

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	6.550%	9/15/37	42,200	49,941
Merck & Co. Inc.	5.850%	6/30/39	20,000	21,757
PepsiCo Inc.	7.000%	3/1/29	17,000	20,578
PepsiCo Inc.	5.500%	1/15/40	48,350	49,838
PepsiCo Inc.	4.875%	11/1/40	19,375	18,063
Pfizer Inc.	7.200%	3/15/39	56,000	69,238
Pharmacia Corp.	6.750%	12/15/27	28,000	32,010
Philip Morris International Inc.	6.375%	5/16/38	55,090	62,186
4 Procter & Gamble - Esop	9.360%	1/1/21	11,866	15,049
Procter & Gamble Co.	6.450%	1/15/26	27,000	31,379
Procter & Gamble Co.	5.500%	2/1/34	15,000	15,722
Procter & Gamble Co.	5.550%	3/5/37	7,000	7,377
3 Roche Holdings Inc.	7.000%	3/1/39	42,905	52,833
3 Tesco plc	6.150%	11/15/37	34,520	37,586
Wyeth	5.950%	4/1/37	60,950	65,248
Energy (4.1%)
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	29,323
3 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	9,497
ConocoPhillips	7.000%	3/30/29	13,150	15,580
ConocoPhillips	5.900%	10/15/32	20,300	21,746
ConocoPhillips	6.500%	2/1/39	50,735	58,333
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,206
Devon Financing Corp. ULC	7.875%	9/30/31	6,455	8,247
Encana Corp.	6.500%	8/15/34	15,463	16,449
Halliburton Co.	8.750%	2/15/21	10,000	13,129
3 Halliburton Co.	7.600%	8/15/96	14,937	17,478
Hess Corp.	6.000%	1/15/40	5,000	5,167
Hess Corp.	5.600%	2/15/41	5,000	4,885
Marathon Oil Corp.	6.600%	10/1/37	9,300	10,315
Shell International Finance BV	6.375%	12/15/38	59,705	68,029
Shell International Finance BV	5.500%	3/25/40	21,300	21,892
Statoil ASA	5.100%	8/17/40	9,000	8,653
Texaco Capital Inc.	8.625%	11/15/31	13,000	16,779
Tosco Corp.	7.800%	1/1/27	15,000	18,461
Tosco Corp.	8.125%	2/15/30	20,000	25,477
Other Industrial (0.4%)
3 Hutchison Whampoa International 03/33 Ltd.	7.450%	11/24/33	26,385	31,695

Technology (3.0%)
Cisco Systems Inc.	5.900%	2/15/39	55,000	57,955
Cisco Systems Inc.	5.500%	1/15/40	10,150	10,148
HP Enterprise Services LLC	7.450%	10/15/29	6,368	7,987
International Business Machines Corp.	7.000%	10/30/25	50,400	62,342
International Business Machines Corp.	5.600%	11/30/39	40,000	42,182
Microsoft Corp.	4.500%	10/1/40	35,630	31,922
Oracle Corp.	6.500%	4/15/38	33,927	38,106
Oracle Corp.	6.125%	7/8/39	13,448	14,424
3 Oracle Corp.	5.375%	7/15/40	12,660	12,447
Transportation (0.4%)
Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	28,176
United Parcel Service Inc.	6.200%	1/15/38	4,230	4,779
United Parcel Service Inc.	4.875%	11/15/40	3,185	2,987
				4,066,306
Utilities (13.5%)
Electric (12.0%)
Alabama Power Co.	5.700%	2/15/33	12,800	13,057
Alabama Power Co.	6.000%	3/1/39	5,475	5,938
American Water Capital Corp.	6.593%	10/15/37	10,000	10,334
Appalachian Power Co.	6.700%	8/15/37	50,000	53,980
Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	10,534
Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,667
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	16,316

48

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	9,131
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	10,570
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	19,893
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	15,283
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	6,312
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,770	8,098
Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,467
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	56,049
3 E.ON International Finance BV	6.650%	4/30/38	15,000	17,441
3 Enel Finance International SA	6.800%	9/15/37	6,175	6,109
3 Enel Finance International SA	6.000%	10/7/39	18,734	16,707
Florida Power & Light Co.	5.625%	4/1/34	16,275	16,884
Florida Power & Light Co.	5.400%	9/1/35	13,380	13,524
Florida Power & Light Co.	5.690%	3/1/40	7,350	7,682
Florida Power & Light Co.	5.250%	2/1/41	15,830	15,546
Florida Power Corp.	6.750%	2/1/28	22,375	23,800
Georgia Power Co.	5.950%	2/1/39	19,565	20,871
Georgia Power Co.	5.400%	6/1/40	6,900	6,809
Georgia Power Co.	4.750%	9/1/40	9,555	8,538
Midamerican Energy Holdings Co.	6.125%	4/1/36	28,100	29,448
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	53,885	68,654
Northern States Power Co.	7.125%	7/1/25	20,000	24,014
Northern States Power Co.	6.200%	7/1/37	40,000	45,078
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	13,660
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	6,872	8,479
Pacific Gas & Electric Co.	6.050%	3/1/34	24,240	25,510
Pacific Gas & Electric Co.	5.800%	3/1/37	7,377	7,556
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	39,020
Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	19,205
PacifiCorp	6.100%	8/1/36	15,000	16,181
PacifiCorp	6.250%	10/15/37	7,815	8,570
PacifiCorp	6.350%	7/15/38	20,000	22,117
PacifiCorp	6.000%	1/15/39	34,100	36,311
Potomac Electric Power Co.	7.900%	12/15/38	2,800	3,669
PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	11,166
PSEG Power LLC	8.625%	4/15/31	19,005	24,035
Public Service Electric & Gas Co.	5.800%	5/1/37	995	1,037
Public Service Electric & Gas Co.	5.375%	11/1/39	10,000	9,990
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	11,061
Puget Sound Energy Inc.	6.274%	3/15/37	4,700	4,925
Puget Sound Energy Inc.	5.795%	3/15/40	18,500	18,202
Puget Sound Energy Inc.	5.764%	7/15/40	4,520	4,428
3 Rochester Gas & Electric Corp.	8.000%	12/15/33	5,000	6,049
San Diego Gas & Electric Co.	6.000%	6/1/26	25,000	28,414
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	39,627
South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	9,196
Southern California Edison Co.	6.000%	1/15/34	12,575	13,559
Southern California Edison Co.	5.350%	7/15/35	1,045	1,038
Southern California Edison Co.	5.950%	2/1/38	10,000	10,701
Southern California Edison Co.	4.500%	9/1/40	12,000	10,428
Tampa Electric Co.	6.150%	5/15/37	35,000	36,927
Union Electric Co.	8.450%	3/15/39	9,000	12,191
Virginia Electric and Power Co.	6.000%	5/15/37	60,105	64,769
Virginia Electric and Power Co.	6.350%	11/30/37	11,170	12,593
Natural Gas (1.5%)
3 CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,705	1,695
Enterprise Products Operating LLC	7.550%	4/15/38	5,396	6,299
KeySpan Corp.	5.875%	4/1/33	12,000	11,714
KeySpan Corp.	5.803%	4/1/35	10,000	9,662
Sempra Energy	6.000%	10/15/39	20,000	20,523
Texas Eastern Transmission LP	7.000%	7/15/32	17,000	19,369
TransCanada PipeLines Ltd.	6.200%	10/15/37	5,000	5,311
TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	58,233

49

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Utility (0.0%)
Veolia Environnement SA	6.750%	6/1/38	1,860	2,103
				1,231,257
Total Corporate Bonds (Cost $7,356,965)				7,800,357
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
3 CDP Financial Inc.	5.600%	11/25/39	15,000	15,234
3 EDF SA	6.950%	1/26/39	35,000	41,132
Province of British Columbia Canada	6.500%	1/15/26	13,800	16,880
Total Sovereign Bonds (Cost $66,222)				73,246
Taxable Municipal Bonds (9.1%)
Board of Regents of the University of Texas System
Revenue Financing System Revenue	5.262%	7/1/39	12,800	12,015
Board of Regents of the University of Texas System
Revenue Financing System Revenue	4.794%	8/15/46	8,665	7,759
California GO	7.500%	4/1/34	32,655	33,560
California GO	7.550%	4/1/39	35,575	36,756
California GO	7.300%	10/1/39	49,490	49,661
California GO	7.625%	3/1/40	34,960	36,450
California GO	7.600%	11/1/40	36,450	37,901
California Public Works Board Lease Revenue	8.361%	10/1/34	4,995	4,911
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	3,710	3,512
Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	25,000	23,829
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	1,776
Duke University North Carolina Revenue	5.850%	4/1/37	38,850	40,010
Illinois GO	5.100%	6/1/33	121,265	91,106
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	13,530	12,853
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	32,225	32,153
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	18,414
Los Angeles CA Unified School District GO	6.758%	7/1/34	7,005	7,164
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	11,145	10,456
Massachusetts Development Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	56,345	60,437
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	31,460	35,442
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,305	5,211
New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	50,002	51,891
New Jersey Educational Facilities Authority Revenue
(Princeton University)	5.700%	3/1/39	14,715	15,478
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	23,590	25,664
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	3,775	3,990
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	3,975	3,814
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	7,325	7,002
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	15,560	15,104
North Texas Tollway Authority System Revenue	6.718%	1/1/49	17,440	16,674
Ohio State University General Receipts Revenue	4.910%	6/1/40	12,345	11,114
Oregon Community College District Revenue	5.440%	6/30/23	10,595	10,879
Oregon School Boards Association GO	4.759%	6/30/28	15,000	13,166
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	18,525	16,223
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,035	10,042
South Carolina Public Service Authority Revenue	6.454%	1/1/50	7,125	7,509
Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	4,006

50

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Texas Transportation Commission Revenue	4.631%	4/1/33	6,255	5,597
University of California Regents Medical Center
Revenue	6.548%	5/15/48	3,740	3,662
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,795	2,679
University of California Revenue	5.770%	5/15/43	5,135	4,876
Washington GO	5.481%	8/1/39	8,890	8,815
Wisconsin GO	5.700%	5/1/26	23,025	23,126
Total Taxable Municipal Bonds (Cost $868,307)				822,687
Temporary Cash Investment (0.8%)
Repurchase Agreement (0.8%)
Goldman, Sachs & Co. (Dated 1/31/11, Repurchase
Value $71,000,000, collateralized by Federal National
Mortgage Assn. 4.500%-5.500%, 5/1/33-10/1/40)
(Cost $71,000)	0.220%	2/1/11	71,000	71,000
Total Investments (98.6%) (Cost $8,574,972)				8,978,538
Other Assets and Liabilities—Net (1.4%)				131,080
Net Assets (100%)				9,109,618

1 Securities with a value of $641,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $802,628,000, representing 8.8% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
GO—General Obligation Bond.

51

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.0%)
U.S. Government Securities (3.0%)
	United States Treasury Note/Bond	4.875%	7/31/11	78,020	79,825
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	73,658
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	61,915
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	96,248
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	83,344
Total U.S. Government and Agency Obligations (Cost $380,751)					394,990
Corporate Bonds (92.4%)
Finance (13.6%)
	Banking (4.1%)
	BAC Capital Trust XI	6.625%	5/23/36	31,060	29,365
	BankAmerica Capital II	8.000%	12/15/26	14,590	14,863
	Capital One Capital V	10.250%	8/15/39	48,480	52,480
	Capital One Capital VI	8.875%	5/15/40	30,000	31,575
1	Citigroup Capital XXI	8.300%	3/15/57	136,670	142,649
	LBG Capital No.1 plc	7.875%	11/1/20	141,705	132,494
2	Lloyds TSB Bank plc	6.500%	9/14/20	70,240	64,643
	NB Capital Trust IV	8.250%	4/15/27	24,250	24,674
2	Provident Funding Associates	10.250%	4/15/17	48,700	52,231
	Finance Companies (7.0%)
	Ally Financial Inc.	8.300%	2/12/15	74,645	83,976
	Ally Financial Inc.	8.000%	3/15/20	96,300	108,578
2	Ally Financial Inc.	7.500%	9/15/20	43,700	47,524
	Ally Financial Inc.	8.000%	11/1/31	37,015	41,734
	CIT Group Inc.	7.000%	5/1/13	8,206	8,381
	CIT Group Inc.	7.000%	5/1/14	16,147	16,449
	CIT Group Inc.	7.000%	5/1/15	16,147	16,409
	CIT Group Inc.	7.000%	5/1/16	98,911	99,900
	CIT Group Inc.	7.000%	5/1/17	102,406	103,430
2	International Lease Finance Corp.	6.500%	9/1/14	37,670	40,307
2	International Lease Finance Corp.	8.625%	9/15/15	41,880	46,696
2	International Lease Finance Corp.	6.750%	9/1/16	42,895	46,112
2	International Lease Finance Corp.	8.750%	3/15/17	24,320	27,238
2	International Lease Finance Corp.	7.125%	9/1/18	35,985	38,954
	International Lease Finance Corp.	8.250%	12/15/20	31,621	34,467
	SLM Corp.	6.250%	1/25/16	80,090	80,535
	SLM Corp.	8.450%	6/15/18	24,300	26,304
	SLM Corp.	8.000%	3/25/20	58,325	60,863
	Insurance (2.3%)
1	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	103,082
2	Liberty Mutual Group Inc.	7.800%	3/15/37	55,515	55,654
2	Metlife Capital Trust IV	7.875%	12/15/37	46,910	50,428
2	MetLife Capital Trust X	9.250%	4/8/38	33,000	39,435
	Provident Cos. Inc.	7.000%	7/15/18	27,310	29,723
	Unum Group	6.750%	12/15/28	16,145	15,433
	Unum Group	7.375%	6/15/32	6,295	6,151
	Other Finance (0.2%)
	Lender Processing Services Inc.	8.125%	7/1/16	25,715	26,583
					1,799,320
Industrial (70.7%)
	Basic Industry (8.3%)
	Arch Coal Inc.	8.750%	8/1/16	14,090	15,605
	Arch Coal Inc.	7.250%	10/1/20	16,105	16,991
1	Arch Western Finance LLC	6.750%	7/1/13	9,301	9,417
	Ashland Inc.	9.125%	6/1/17	24,880	29,016
	Cascades Inc.	7.750%	12/15/17	32,775	34,086
	Cascades Inc.	7.875%	1/15/20	10,620	11,071
3,4	CDW Extended Bank Loan	5.261%	7/15/17	69,845	69,583
2	Celanese US Holdings LLC	6.625%	10/15/18	11,265	11,772

52

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CF Industries Inc.	6.875%	5/1/18	21,795	23,920
	CF Industries Inc.	7.125%	5/1/20	27,670	30,921
2	Chemtura Corp.	7.875%	9/1/18	11,380	12,120
3,4	CIT Group Inc. Bank Loan	6.250%	8/11/15	9,756	9,987
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.250%	12/15/17	28,965	31,536
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	17,600	19,536
2	Consol Energy Inc.	8.000%	4/1/17	34,455	37,384
2	Consol Energy Inc.	8.250%	4/1/20	49,305	53,989
3,4	First Data Corp. Bank Loan	3.010%	9/24/14	9,242	8,742
3,4	First Data TLB-1 Bank Loan	3.010%	9/24/14	47,851	45,272
2	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	49,525	51,049
2	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	9,744
2	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	48,750	48,743
3,4	Freescale Semiconductor Inc Bank Loan	4.511%	12/1/16	58,495	58,558
2	Georgia-Pacific LLC	7.125%	1/15/17	78,040	82,917
2	Georgia-Pacific LLC	5.400%	11/1/20	20,130	19,879
	Georgia-Pacific LLC	8.000%	1/15/24	17,955	20,760
2	Lyondell Chemical Co.	8.000%	11/1/17	52,056	58,303
	Methanex Corp.	8.750%	8/15/12	28,910	30,536
	Neenah Paper Inc.	7.375%	11/15/14	28,380	28,877
2	Novelis Inc.	8.375%	12/15/17	37,875	40,905
2	Novelis Inc.	8.750%	12/15/20	34,065	37,216
	Solutia Inc.	8.750%	11/1/17	6,570	7,227
2	Vedanta Resources plc	8.750%	1/15/14	9,725	10,406
2	Vedanta Resources plc	9.500%	7/18/18	52,840	58,609
	Weyerhaeuser Co.	7.375%	10/1/19	37,950	41,548
	Weyerhaeuser Co.	7.375%	3/15/32	26,800	27,038
	Capital Goods (5.4%)
2	Ardagh Packaging Finance plc	7.375%	10/15/17	16,125	17,100
	Ball Corp.	7.125%	9/1/16	3,380	3,667
	Ball Corp.	6.625%	3/15/18	18,800	19,317
	Ball Corp.	7.375%	9/1/19	4,890	5,269
	BE Aerospace Inc.	6.875%	10/1/20	37,830	39,343
2	Bombardier Inc.	7.500%	3/15/18	32,985	35,871
2	Bombardier Inc.	7.750%	3/15/20	33,085	36,228
2	Building Materials Corp. of America	6.875%	8/15/18	14,580	14,780
	Case New Holland Inc.	7.750%	9/1/13	23,465	25,577
2	Case New Holland Inc.	7.875%	12/1/17	66,115	73,553
2	Cemex Finance LLC	9.500%	12/14/16	61,020	63,564
	Crown Americas LLC / Crown Americas Capital Corp.	7.750%	11/15/15	20,635	21,435
2	Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	13,325	13,525
2	Fibria Overseas Finance Ltd.	7.500%	5/4/20	83,061	88,542
	Masco Corp.	6.125%	10/3/16	7,785	7,974
	Masco Corp.	5.850%	3/15/17	6,819	6,795
	Masco Corp.	6.625%	4/15/18	3,895	3,892
	Masco Corp.	7.125%	3/15/20	16,791	17,402
	Owens Corning	9.000%	6/15/19	39,840	46,812
2	Pinafore LLC / Pinafore Inc.	9.000%	10/1/18	16,460	18,168
2	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
	/ Reynolds Group Issuer Luxembourg SA	7.750%	10/15/16	73,325	77,725
2	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
	/ Reynolds Group Issuer Luxembourg SA	7.125%	4/15/19	43,750	45,391
	United Rentals North America Inc.	10.875%	6/15/16	29,190	34,006
	Communication (17.3%)
	Belo Corp.	8.000%	11/15/16	9,750	10,627
	Cablevision Systems Corp.	8.625%	9/15/17	51,205	57,094
	Cablevision Systems Corp.	7.750%	4/15/18	8,085	8,570
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	33,505	34,929
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	4/30/18	34,080	35,954
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	31,140
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	34,580	36,828

53

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cenveo Corp.	8.875%	2/1/18	48,750	48,019
2	Cequel Communications Holdings I LLC and Cequel
	Capital Corp.	8.625%	11/15/17	59,365	62,185
	Cincinnati Bell Inc.	8.250%	10/15/17	48,625	48,868
	Cincinnati Bell Inc.	8.750%	3/15/18	55,315	52,964
2	Citadel Broadcasting Corp.	7.750%	12/15/18	5,866	6,203
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	9,115	10,072
	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	48,120	53,413
3,4	Commscope, Inc. Bank Loan	5.000%	1/14/18	733	747
3,4	Commscope, Inc. Bank Loan	5.000%	1/14/18	6,593	6,725
	Cricket Communications Inc.	7.750%	5/15/16	24,260	25,473
^	Cricket Communications Inc.	7.750%	10/15/20	97,250	93,360
	CSC Holdings LLC	8.500%	4/15/14	20,540	22,902
^	CSC Holdings LLC	7.875%	2/15/18	29,580	32,908
	CSC Holdings LLC	7.625%	7/15/18	79,045	87,345
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,098
	Equinix Inc.	8.125%	3/1/18	35,120	37,930
	Frontier Communications Corp.	8.250%	5/1/14	56,450	62,942
	Frontier Communications Corp.	7.875%	4/15/15	6,910	7,670
	Frontier Communications Corp.	8.250%	4/15/17	20,535	23,051
	Frontier Communications Corp.	8.125%	10/1/18	58,200	65,548
	Frontier Communications Corp.	8.500%	4/15/20	24,495	27,557
	Frontier Communications Corp.	8.750%	4/15/22	14,585	16,445
	GCI Inc.	7.250%	2/15/14	52,885	53,546
2	Inmarsat Finance plc	7.375%	12/1/17	14,580	15,437
	Intelsat Jackson Holdings SA	9.500%	6/15/16	6,705	7,091
2	Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,584
2	Intelsat Jackson Holdings SA	7.250%	10/15/20	107,065	108,939
	Intelsat Subsidiary Holding Co. SA	8.500%	1/15/13	60,500	60,802
2	Intelsat Subsidiary Holding Co. SA	8.875%	1/15/15	18,095	18,683
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	24,300	26,335
	Interpublic Group of Cos. Inc.	10.000%	7/15/17	26,670	31,537
	Lamar Media Corp.	6.625%	8/15/15	18,680	19,054
	Lamar Media Corp.	7.875%	4/15/18	11,890	12,603
	Liberty Media LLC	8.500%	7/15/29	14,595	14,376
^	Liberty Media LLC	8.250%	2/1/30	46,115	45,193
	Mediacom Broadband LLC / Mediacom Broadband
	Corp.	8.500%	10/15/15	47,845	49,161
5	MediaNews Group Inc.	6.875%	10/1/13	26,317	3
	MetroPCS Wireless Inc.	7.875%	9/1/18	45,685	47,627
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	72,768
1	Quebecor Media Inc.	7.750%	3/15/16	49,585	51,382
	Quebecor Media Inc.	7.750%	3/15/16	48,600	50,362
	Qwest Communications International Inc.	7.500%	2/15/14	43,490	44,142
	Qwest Communications International Inc.	8.000%	10/1/15	29,865	32,404
	Qwest Communications International Inc.	7.125%	4/1/18	26,445	28,561
	Qwest Corp.	6.875%	9/15/33	24,815	24,629
	SBA Telecommunications Inc.	8.000%	8/15/16	19,855	21,741
	SBA Telecommunications Inc.	8.250%	8/15/19	23,260	25,702
2	Sinclair Television Group Inc.	9.250%	11/1/17	31,400	34,540
	Sprint Capital Corp.	6.900%	5/1/19	24,395	24,425
	Sprint Nextel Corp.	6.000%	12/1/16	31,700	31,066
	Videotron Ltee	9.125%	4/15/18	25,380	28,362
	Virgin Media Secured Finance plc	6.500%	1/15/18	24,300	25,851
2	Wind Acquisition Finance SA	11.750%	7/15/17	75,775	85,815
	Windstream Corp.	8.125%	8/1/13	11,565	12,721
	Windstream Corp.	8.625%	8/1/16	22,955	24,218
	Windstream Corp.	7.875%	11/1/17	42,820	45,710
	Windstream Corp.	8.125%	9/1/18	22,355	23,752
	Windstream Corp.	7.000%	3/15/19	9,720	9,623
^	Windstream Corp.	7.750%	10/15/20	38,950	40,118
	Consumer Cyclical (12.0%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	23,364

54

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AMC Entertainment Inc.	8.750%	6/1/19	42,420	45,389
3,4	Burger King Corp. Term Loan B Bank Loan	6.250%	10/19/16	22,235	22,562
2	CityCenter Holdings LLC / CityCenter Finance Corp.	7.625%	1/15/16	26,123	26,776
	Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	134,638
	Ford Motor Credit Co. LLC	8.000%	12/15/16	47,520	53,817
	Ford Motor Credit Co. LLC	6.625%	8/15/17	29,895	31,838
	Ford Motor Credit Co. LLC	8.125%	1/15/20	36,025	42,149
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	9,690	10,998
	Goodyear Tire & Rubber Co.	8.250%	8/15/20	44,470	46,471
	Hanesbrands Inc.	8.000%	12/15/16	22,835	24,548
2	Hanesbrands Inc.	6.375%	12/15/20	32,850	31,618
2	Host Hotels & Resorts Inc.	6.000%	11/1/20	48,500	48,015
	Host Hotels & Resorts LP	6.875%	11/1/14	41,280	42,518
	Host Hotels & Resorts LP	6.375%	3/15/15	24,315	24,923
	Host Hotels & Resorts LP	6.750%	6/1/16	7,790	8,072
	Levi Strauss & Co.	7.625%	5/15/20	26,695	27,963
	Ltd Brands Inc.	8.500%	6/15/19	4,860	5,540
	Ltd Brands Inc.	7.000%	5/1/20	12,460	13,145
	Macy's Retail Holdings Inc.	7.450%	7/15/17	23,820	26,440
	Macy's Retail Holdings Inc.	7.000%	2/15/28	15,385	15,347
	Macy's Retail Holdings Inc.	6.700%	9/15/28	9,140	8,820
	Macy's Retail Holdings Inc.	6.900%	4/1/29	20,583	20,403
	Macy's Retail Holdings Inc.	6.700%	7/15/34	9,285	9,076
^	MGM Resorts International	6.750%	9/1/12	16,575	16,741
	MGM Resorts International	10.375%	5/15/14	35,945	40,977
	MGM Resorts International	11.125%	11/15/17	18,780	21,691
2	MGM Resorts International	9.000%	3/15/20	28,925	31,962
2	NAI Entertainment Holdings LLC	8.250%	12/15/17	6,446	6,865
	Navistar International Corp.	8.250%	11/1/21	56,000	61,740
	Phillips-Van Heusen Corp.	7.375%	5/15/20	25,435	27,088
2	QVC Inc.	7.500%	10/1/19	68,345	72,788
^	Rite Aid Corp.	9.750%	6/12/16	23,335	25,960
	Rite Aid Corp.	10.375%	7/15/16	25,280	26,797
^	Rite Aid Corp.	7.500%	3/1/17	22,610	22,158
^	Rite Aid Corp.	8.000%	8/15/20	29,250	31,078
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	24,250	30,040
2	Scientific Games Corp.	8.125%	9/15/18	14,935	15,439
	Service Corp. International	7.375%	10/1/14	12,605	13,803
1	Service Corp. International	6.750%	4/1/16	22,998	23,976
1	Service Corp. International	7.000%	6/15/17	38,900	40,942
	Service Corp. International	7.625%	10/1/18	35,040	37,580
2	Tenneco Inc.	7.750%	8/15/18	8,215	8,811
2	Tenneco Inc.	6.875%	12/15/20	29,075	29,947
2	TRW Automotive Inc.	7.000%	3/15/14	82,555	90,604
2	TRW Automotive Inc.	7.250%	3/15/17	44,280	48,597
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	11/1/17	34,000	36,168
^	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	15,484
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	68,200	72,292
	Consumer Noncyclical (13.2%)
	American Stores Co.	7.900%	5/1/17	4,860	4,447
	ARAMARK Corp.	8.500%	2/1/15	98,490	102,430
2	BFF International Ltd.	7.250%	1/28/20	58,475	62,514
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	12,800	14,112
	Biomet Inc.	10.000%	10/15/17	62,020	69,462
	Biomet Inc.	11.625%	10/15/17	16,995	19,204
	CHS/Community Health Systems Inc.	8.875%	7/15/15	118,160	124,807
	Constellation Brands Inc.	7.250%	9/1/16	65,188	69,507
	Constellation Brands Inc.	7.250%	5/15/17	26,605	28,434
	DaVita Inc.	6.375%	11/1/18	27,682	27,820
	DaVita Inc.	6.625%	11/1/20	21,385	21,706
	Elan Finance plc / Elan Finance Corp.	8.875%	12/1/13	47,530	49,075
	Elan Finance plc / Elan Finance Corp.	8.750%	10/15/16	34,720	36,630
2	Fresenius US Finance II Inc.	9.000%	7/15/15	28,475	32,604

55

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HCA Inc.	5.750%	3/15/14	9,135	9,192
HCA Inc.	6.375%	1/15/15	96,955	98,894
HCA Inc.	6.500%	2/15/16	69,575	70,097
HCA Inc.	9.250%	11/15/16	99,230	106,920
HCA Inc.	9.875%	2/15/17	37,945	41,929
HCA Inc.	8.500%	4/15/19	23,905	26,624
HCA Inc.	7.690%	6/15/25	4,510	4,217
IASIS Healthcare LLC / IASIS Capital Corp.	8.750%	6/15/14	36,960	37,930
2 IMS Health Inc.	12.500%	3/1/18	76,475	89,858
2 LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	17,591
2 Mylan Inc.	6.000%	11/15/18	63,050	64,153
Smithfield Foods Inc.	10.000%	7/15/14	28,070	33,123
SUPERVALU Inc.	7.500%	11/15/14	47,130	46,305
^ SUPERVALU Inc.	8.000%	5/1/16	84,075	81,973
1 Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,538
Tenet Healthcare Corp.	9.000%	5/1/15	43,890	48,608
Tenet Healthcare Corp.	10.000%	5/1/18	19,525	22,942
Tenet Healthcare Corp.	8.875%	7/1/19	63,575	72,476
Tyson Foods Inc.	10.500%	3/1/14	23,660	28,155
Tyson Foods Inc.	7.350%	4/1/16	47,695	52,226
2 Valeant Pharmaceuticals International	6.750%	10/1/17	13,600	14,025
2 Valeant Pharmaceuticals International	7.000%	10/1/20	14,550	15,023
2 Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	96,759
Energy (6.4%)
Anadarko Petroleum Corp.	6.375%	9/15/17	40,070	44,163
Chesapeake Energy Corp.	9.500%	2/15/15	15,900	18,603
Chesapeake Energy Corp.	6.500%	8/15/17	28,700	29,633
Denbury Resources Inc.	8.250%	2/15/20	19,004	20,857
Encore Acquisition Co.	9.500%	5/1/16	37,295	41,957
2 Expro Finance Luxembourg SCA	8.500%	12/15/16	70,410	69,707
2 Harvest Operations Corp.	6.875%	10/1/17	11,255	11,593
Hornbeck Offshore Services Inc.	6.125%	12/1/14	36,695	36,787
Hornbeck Offshore Services Inc.	8.000%	9/1/17	16,565	17,000
Newfield Exploration Co.	6.625%	4/15/16	23,985	24,765
Newfield Exploration Co.	7.125%	5/15/18	56,260	60,198
2 Offshore Group Investments Ltd.	11.500%	8/1/15	50,126	55,405
Peabody Energy Corp.	7.375%	11/1/16	69,675	78,036
Peabody Energy Corp.	7.875%	11/1/26	47,685	53,646
Petrohawk Energy Corp.	10.500%	8/1/14	17,720	20,289
Petrohawk Energy Corp.	7.875%	6/1/15	11,730	12,448
2 Petroplus Finance Ltd.	6.750%	5/1/14	26,700	25,765
Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	37,088
Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	73,763
Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	41,317
Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	13,313
Pride International Inc.	6.875%	8/15/20	21,566	23,453
Range Resources Corp.	7.500%	10/1/17	19,450	20,714
Range Resources Corp.	6.750%	8/1/20	13,580	14,191
Other Industrial (0.5%)
Virgin Media Finance plc	9.500%	8/15/16	43,375	49,231
Virgin Media Finance plc	8.375%	10/15/19	14,560	16,052
Technology (6.4%)
Alcatel-Lucent USA Inc.	6.450%	3/15/29	108,050	86,035
Brocade Communications Systems Inc.	6.625%	1/15/18	9,355	9,986
Brocade Communications Systems Inc.	6.875%	1/15/20	9,110	9,713
2 CDW LLC / CDW Finance Corp.	8.000%	12/15/18	38,650	40,003
2 CommScope Inc.	8.250%	1/15/19	22,630	23,479
Fidelity National Information Services Inc.	7.625%	7/15/17	17,280	18,576
Fidelity National Information Services Inc.	7.875%	7/15/20	13,825	14,966
2 First Data Corp.	8.250%	1/15/21	34,090	32,812
^ Freescale Semiconductor Inc.	8.875%	12/15/14	39,870	41,764
2 Freescale Semiconductor Inc.	10.125%	3/15/18	57,255	64,555
2 Freescale Semiconductor Inc.	9.250%	4/15/18	29,155	32,216

56

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Iron Mountain Inc.	8.000%	6/15/20	22,340	23,820
	Iron Mountain Inc.	8.375%	8/15/21	43,695	47,518
	Jabil Circuit Inc.	7.750%	7/15/16	10,690	12,133
	Jabil Circuit Inc.	8.250%	3/15/18	8,745	9,991
	Jabil Circuit Inc.	5.625%	12/15/20	8,580	8,473
2	Seagate HDD Cayman	6.875%	5/1/20	64,225	61,977
	Seagate Technology HDD Holdings	6.800%	10/1/16	33,035	34,109
2	Seagate Technology International/Cayman Islands	10.000%	5/1/14	48,540	56,670
2	Sorenson Communications Inc.	10.500%	2/1/15	46,240	33,062
	SunGard Data Systems Inc.	10.250%	8/15/15	37,162	39,113
2	SunGard Data Systems Inc.	7.375%	11/15/18	53,005	53,800
2	SunGard Data Systems Inc.	7.625%	11/15/20	44,011	45,331
2	Unisys Corp.	12.750%	10/15/14	40,280	48,336
	Transportation (1.2%)
1	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	28,613	29,472
1	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	20,535	20,843
	Hertz Corp.	8.875%	1/1/14	27,453	28,139
2	Hertz Corp.	6.750%	4/15/19	24,500	24,623
2	Hertz Corp.	7.375%	1/15/21	48,250	50,059
					9,359,445
Utilities (8.1%)
	Electric (5.9%)
	AES Corp.	7.750%	10/15/15	44,790	48,485
	AES Corp.	8.000%	10/15/17	45,766	49,542
	AES Corp.	8.000%	6/1/20	19,980	21,728
2	Calpine Corp.	7.250%	10/15/17	111,118	113,618
2	Calpine Corp.	7.500%	2/15/21	48,550	49,157
	Energy Future Holdings Corp.	5.550%	11/15/14	45,420	29,523
	Energy Future Holdings Corp.	6.500%	11/15/24	52,300	23,796
	Energy Future Holdings Corp.	6.550%	11/15/34	63,425	28,541
	GenOn Energy Inc.	7.875%	6/15/17	19,975	20,125
1	Homer City Funding LLC	8.734%	10/1/26	49,373	45,670
2	Intergen NV	9.000%	6/30/17	57,635	61,958
2	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	12,914
1	Midwest Generation LLC	8.560%	1/2/16	8,672	8,845
	NRG Energy Inc.	7.375%	2/1/16	102,485	106,072
	NRG Energy Inc.	7.375%	1/15/17	69,725	72,514
3,4	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	0.000%	10/10/14	84,153	69,545
3,4	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	3.761%	10/10/14	8,828	7,295
3,4	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	3.803%	10/10/14	12,446	10,286
3,4	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	3.803%	10/10/14	858	709
	Natural Gas (2.2%)
	El Paso Corp.	7.000%	6/15/17	21,395	23,133
	El Paso Corp.	7.250%	6/1/18	66,150	72,351
2	El Paso Corp.	6.500%	9/15/20	36,085	36,807
	Energy Transfer Equity LP	7.500%	10/15/20	67,350	71,896
2	Ferrellgas LP/Ferrellgas Finance Corp.	6.500%	5/1/21	38,310	37,161
2	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	30,055	29,905
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	15,375
					1,066,951
Total Corporate Bonds (Cost $11,442,968)					12,225,716

57

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2011

				Market
				Value
	Coupon		Shares	($000)
Preferred Stocks (1.0%)
Citigroup Capital XIII Pfd.(Cost $122,240)	7.875%		4,765	127,511
Temporary Cash Investments (4.4%)
Money Market Fund (1.1%)
6,7 Vanguard Market Liquidity Fund	0.207%		141,668,584	141,669

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (3.3%)
Banc of America Securities, LLC
(Dated 1/31/11, Repurchase Value $217,401,000,
collateralized by Federal Home Loan Mortgage Corp.
4.000%, 1/31/31, Federal National Mortgage Assn.
2.865%-4.500%, 10/1/40-12/1/40)	0.220%	2/1/11	217,400	217,400
J.P. Morgan Securities Inc.
(Dated 1/31/11, Repurchase Value $224,601,000,
collateralized by Federal Home Loan Mortgage Corp.
0.000%-6.413%, 7/1/17-2/1/41)	0.220%	2/1/11	224,600	224,600

				442,000
Total Temporary Cash Investments (Cost $583,669)				583,669
Total Investments (100.8%) (Cost $12,529,628)				13,331,886
Other Assets and Liabilities—Net (-0.8%)[7]				(103,567)
Net Assets (100%)				13,228,319

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $138,311,000.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the aggregate value of these securities was $3,748,953,000, representing 28.3% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2011, the aggregate value of these securities was $310,011,000, representing 2.3% of net assets.
5 Non-income-producing security--security in default.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $141,669,000 of collateral received for securities on loan.

58

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the "Funds") as of January 31, 2011 and for the year then ended and have issued our unqualified report thereon dated March 11, 2011. Our audits included audits of the Funds' schedules of investments as of January 31, 2011. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA

March 11, 2011

59

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 390 032011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2011: $309,000
Fiscal Year Ended January 31, 2010: $249,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2011: $3,607,060
Fiscal Year Ended January 31, 2010: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2011: $791,350
Fiscal Year Ended January 31, 2010: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2011: $336,090
Fiscal Year Ended January 31, 2010: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2011: $16,000
Fiscal Year Ended January 31, 2010: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2011: $352,090
Fiscal Year Ended January 31, 2010: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2011

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 21, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.